                                                        File No. 33-51294
                                                        File No. 811-7140

                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                    --------------
                                      FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /
                              POST-EFFECTIVE AMENDMENT NO. 17             /X/
                                         and
                         REGISTRATION STATEMENT UNDER THE                 / /
                             INVESTMENT COMPANY ACT OF 1940               /X/
                                   AMENDMENT NO. 19



                                    --------------
                              MORGAN STANLEY FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)
                1221 Avenue of the Americas, New York, New York  10020
                       (Address of Principal Executive Office)
                     Registrant's Telephone Number (800) 548-7786
                              Harold J. Schaaff, Esquire
                         Morgan Stanley Asset Management Inc.
                1221 Avenue of the Americas, New York, New York  10020
                       (Name and Address of Agent for Service)
                                    --------------

                                      COPIES TO:
             Warren J. Olsen                     Richard W. Grant, Esquire
    Morgan Stanley Asset Management Inc.        Morgan, Lewis & Bockius LLP
       1221 Avenue of the Americas                 2000 One Logan Square
           New York, NY 10020                      Philadelphia, PA 19103
                                    --------------

   -------------------------------------------------------------------------



            IT IS PROPOSED THAT THIS FILING BE EFFECTIVE
                 (CHECK APPROPRIATE BOX)
             / / IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485
             /X/   ON NOVEMBER 1, 1996 PURSUANT TO PARAGRAPH (B) OF RULE 485
             / /   75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)
             / /   ON (DATE) PURSUANT TO PARAGRAPH (A) OF RULE 485
             / /   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A) OF RULE 485


   ------------------------------------------------------------------------


     REGISTRANT HAS PREVIOUSLY ELECTED TO AND HEREBY CONTINUES ITS ELECTION TO REGISTER AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $.001 PER SHARE, PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDED JUNE 30, 1996 ON AUGUST 23, 1996.

                           MORGAN STANLEY FUND, INC.

                            CROSS REFERENCE SHEET

PART A -    INFORMATION REQUIRED IN A PROSPECTUS

 Form N-1A
ITEM NUMBER LOCATION IN PROSPECTUS FOR MORGAN STANLEY GLOBAL FIXED INCOME,
             MORGAN STANLEY WORLDWIDE HIGH INCOME AND MORGAN STANLEY HIGH YIELD FUNDS

Item 1.     Cover Page -- Cover Page

Item 2.     Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)


Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.     Redemption or Repurchase -- Redemption of Shares; Shareholder
            Services

Item 9.     Pending Legal Proceedings -- *

 Form N-1A
ITEM NUMBER LOCATION IN PROSPECTUS FOR MORGAN STANLEY AMERICAN VALUE,
            MORGAN STANLEY AGGRESSIVE EQUITY AND MORGAN STANLEY U.S. REAL ESTATE FUNDS

Item 1.   Cover Page -- Cover Page

Item 2.  Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)

Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.  Redemption or Repurchase -- Redemption of Shares; Shareholder
         Services

Item 9.  Pending Legal Proceedings -- *

 Form N-1A
Item Number LOCATION IN PROSPECTUS FOR MORGAN STANLEY GLOBAL EQUITY
            ALLOCATION, MORGAN STANLEY ASIAN GROWTH, MORGAN STANLEY EMERGING MARKETS, MORGAN STANLEY LATIN AMERICAN, MORGAN STANLEY INTERNATIONAL MAGNUM AND MORGAN STANLEY JAPANESE EQUITY FUNDS

Item 1.          Cover Page -- Cover Page

Item 2.     Synopsis -- Fund Expenses; Prospectus Summary

Item 3. Condensed Financial Information -- Financial Highlights; Performance Information

Item 4. General Description of Registrant -- Prospectus Summary; Investment Objectives and Policies; Additional Investment Information; Investment Limitations; General Information

Item 5. Management of the Fund -- Management of the Fund; Portfolio Transactions; General Information


Item 5A. Management's Discussion of Fund Performance -- * (See June 30, 1996 Annual Report to Shareholders)


Item 6. Capital Stock and Other Securities -- Purchase of Shares; Redemption of Shares; Shareholder Services; Valuation of Shares; Dividends and Distributions; Taxes; General Information

Item 7. Purchase of Securities Being Offered -- Cover Page; Prospectus Summary; Management of the Fund; Purchase of Shares; Valuation of Shares

Item 8.     Redemption or Repurchase -- Redemption of Shares; Shareholder
            Services

Item 9.     Pending Legal Proceedings -- *


----------------
* Omitted since the answer is negative or the Item is not applicable.

  PART B -INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

 Form N-1A
Item Number LOCATION IN STATEMENT OF ADDITIONAL INFORMATION FOR MORGAN
            STANLEY GLOBAL FIXED INCOME, MORGAN STANLEY WORLDWIDE HIGH INCOME, MORGAN STANLEY HIGH YIELD, MORGAN STANLEY GLOBAL EQUITY ALLOCATION, MORGAN STANLEY ASIAN GROWTH, MORGAN STANLEY EMERGING MARKETS, MORGAN STANLEY LATIN AMERICAN, MORGAN STANLEY INTERNATIONAL MAGNUM, MORGAN STANLEY JAPANESE EQUITY, MORGAN STANLEY AMERICAN VALUE, MORGAN STANLEY AGGRESSIVE EQUITY, MORGAN STANLEY U.S. REAL ESTATE, MORGAN STANLEY GROWTH AND INCOME, MORGAN STANLEY EUROPEAN EQUITY, MORGAN STANLEY MONEY MARKET, MORGAN STANLEY TAX-FREE MONEY MARKET AND MORGAN
            STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUNDS.


Item 10.    Cover Page -- Cover Page

Item 11.    Table of Contents -- Cover Page

Item 12.    General Information and History --

Item 13. Investment Objectives and Policies -- Investment Objectives and Policies; Investment Limitations; Determining Maturities of Certain Instruments; Description of Securities and Ratings

Item 14.    Management of the Fund -- Management of the Fund

Item 15. Control Persons and Principal Holders of Securities -- Management of the Fund; General Information

Item 16. Investment Advisory and Other Services -- Management of the Fund; General Information

Item 17.    Brokerage Allocation and Other Practices -- Portfolio Transactions

Item 18.    Capital Stock and Other Securities -- General Information

Item 19. Purchase, Redemption and Pricing of Securities Being Offered -- Purchase of Shares; Redemption of Shares; Shareholder Services; Money Market Fund Net Asset Value; General Information

Item 20. Tax Status -- Investment Objectives and Policies; Federal Income Tax; Federal Tax Treatment of Forward Currency Contracts and Exchange Rate Changes; Taxes and Foreign Shareholders; General Information

Item 21.    Underwriters -- Management of the Fund

Item 22.    Calculation of Performance Data -- Performance Information

Item 23.    Financial Statements -- Financial Statements


PART C -    OTHER INFORMATION

Part C contains the information required by the Items of the Form N-1A under such Items as set forth in the Form N-1A.

       The Prospectus for the Value, Equity Growth and Mid Cap Growth Funds, included as part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on October 18, 1996, is hereby incorporated by reference as if set forth in full herein.

       The Prospectus for the Global Equity Fund, included as part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on October 18, 1996, is hereby incorporated by reference as if set forth in full herein.

       The Prospectus for the Emerging Markets Debt Fund, included as part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on October 18, 1996, is hereby incorporated by reference as if set forth in full herein.

       The Prospectus for the Growth and Income and European Equity Funds, included as part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on October 18, 1996, is hereby incorporated by reference as if set forth in full herein.

       The Statement of Additional Information with respect to the foregoing Funds, included as part of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on October 18, 1996, is hereby incorporated by reference as if set forth in full herein.

       The Prospectus for the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds, included as part of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Morgan Stanley Fund, Inc. (File No. 033-51294) filed with the Securities and Exchange Commission via EDGAR on September 23, 1996, is hereby incorporated by reference as if set forth in full herein.

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------
                    MORGAN STANLEY GLOBAL FIXED INCOME FUND
                   MORGAN STANLEY WORLDWIDE HIGH INCOME FUND
                         MORGAN STANLEY HIGH YIELD FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.
                P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798
                      FOR INFORMATION CALL 1-800-282-4404
                                ----------------


    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of seventeen diversified and non-diversified investment portfolios (each a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the three Funds listed above. The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator"). Shares are available through Morgan Stanley & Co. Incorporated ("Morgan Stanley" or the "Distributor"), through and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").



    THE MORGAN STANLEY WORLDWIDE HIGH INCOME FUND AND MORGAN STANLEY HIGH YIELD FUND NORMALLY INVEST BETWEEN 80% AND 100% OF THEIR RESPECTIVE TOTAL ASSETS IN LOWER RATED AND UNRATED BONDS, COMMONLY REFERRED TO AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS THAN THOSE INVOLVED IN HIGHER RATED BONDS, INCLUDING THE RISK OF DEFAULT. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "ADDITIONAL INVESTMENT INFORMATION -- LOWER RATED AND UNRATED DEBT SECURITIES."



    The Morgan Stanley Worldwide High Income Fund may invest in equity securities of Russian companies. Russia's system of share registration and custody involves certain risks of loss that are not normally associated with investments in other securities markets. See "Additional Investment Information -- Russian Securities Transactions."



    This Prospectus is designed to set forth concisely the information about the Funds listed above that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY - Morgan Stanley Global Equity Allocation, Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Latin American and Morgan Stanley International Magnum Funds; (ii) U.S. EQUITY- Morgan Stanley American Value, Morgan Stanley Aggressive Equity and Morgan Stanley U.S. Real Estate Funds; (iii) GLOBAL FIXED INCOME - Morgan Stanley Global Fixed Income, Morgan Stanley Worldwide High Income and Morgan Stanley High Yield Funds; and (iv) MONEY MARKET -- Morgan Stanley Money Market and Morgan Stanley Government Obligations Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated November 1, 1996, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the Funds are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.



    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INCLUDE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESEN       TATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.


                THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1996.

                                 FUND EXPENSES


    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:



                                                 GLOBAL     WORLDWIDE
                                                 FIXED         HIGH
                                                 INCOME       INCOME     HIGH YIELD
SHAREHOLDER TRANSACTION EXPENSES                  FUND         FUND         FUND
---------------------------------------------  ----------   ----------   ----------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A..................................    4.75%(1)     4.75%(1)     4.75%(1)
    Class B..................................     None         None         None
    Class C..................................     None         None         None
Maximum Deferred Sales Load (as a percentage
 of the lesser of initial purchase price or
 current market value)
  For Purchases up to $999,999
    Class A..................................     None         None         None
    Class B..................................    5.00%(2)     5.00%(2)     5.00%(2)
    Class C..................................    1.00%(3)     1.00%(3)     1.00%(3)
  For Purchases of $1,000,000 or more
    Class A..................................    1.00%(1)     1.00%(1)     1.00%(1)
    Class B..................................    5.00%(2)     5.00%(2)     5.00%(2)
    Class C..................................    1.00%(3)     1.00%(3)     1.00%(3)
Maximum Sales Load Imposed on Reinvested
 Dividends
    Class A..................................     None         None         None
    Class B..................................     None         None         None
    Class C..................................     None         None         None
Redemption Fees (4)
    Class A..................................     None         None         None
    Class B..................................     None         None         None
    Class C..................................     None         None         None
Exchange Fees
    Class A..................................     None         None         None
    Class B..................................     None         None         None
    Class C..................................     None         None         None


------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."



(2) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after six years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.



(3) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.



(4) Shareholders will be charged an $8.00 fee for redemptions by wire.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE      GLOBAL FIXED      WORLDWIDE HIGH     HIGH YIELD
NET ASSETS)                       INCOME FUND       INCOME FUND          FUND
                                ---------------  ------------------  -------------
Investment Advisory Fee (after
 expense reimbursement and/or
 fee waiver) (5)
    Class A...................         0.04%              0.61%            0.42%
    Class B...................         0.04%              0.61%            0.42%
    Class C...................         0.04%              0.61%            0.42%
12b-1/Service Fees
    Class A...................         0.25%              0.25%            0.25%
    Class B (6)...............         1.00%              1.00%            1.00%
    Class C (6)...............         1.00%              1.00%            1.00%
Other Expenses (after expense
 reimbursement and/or fee
 waiver) (5)
    Class A...................         1.16%              0.69%            0.58%
    Class B...................         1.16%              0.69%            0.58%
    Class C...................         1.16%              0.69%            0.58%
Total Operating Expenses
 (after expense reimbursement
 and/or fee waiver) (5)
    Class A...................         1.45%              1.55%            1.25%
    Class B...................         2.20%              2.30%            2.00%
    Class C...................         2.20%              2.30%            2.00%


------------------

(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds listed above, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each such Fund, (i) investment advisory fees absent advisory fee waivers and (ii) expected total operating expenses absent fee waivers and/or expense reimbursements.



                                       GLOBAL FIXED      WORLDWIDE HIGH     HIGH YIELD
                                        INCOME FUND        INCOME FUND         FUND
                                     -----------------  -----------------  -------------
Investment Advisory Fees (All
 Classes)..........................           0.75%              0.75%            0.75%
Total Operating Expenses
  Class A..........................           2.16%              1.69%            1.58%
  Class B..........................           3.57%              2.47%            2.33%
  Class C..........................           2.87%              2.44%            2.33%



   As a result of these reductions, the Investment Advisory Fees stated above are lower than contractual fees stated under "Management of the Company." The Adviser reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on Fund expenses, see "Management of the Company."


(6) Of the 12b-1/Service fees for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Funds listed above will bear directly or indirectly. The Class A, Class B and Class C expenses and fees for the Global Fixed Income and Worldwide High Income Funds are based on actual figures for the period ended June 30, 1996. The Class A, Class B and Class C expenses and fees for the High Yield Fund are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that the Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 4.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.



                                                              GLOBAL   WORLDWIDE
                                                              FIXED       HIGH       HIGH
                                                              INCOME     INCOME     YIELD
                                                               FUND       FUND       FUND
                                                            ---------- ---------- ----------
Class A shares
 (If it is assumed there are no redemptions, the expenses
 are the same.)
    1 Year.................................................. $   62(1) $   63(1)  $   60(1)
    3 Years.................................................     91        94         85
    5 Years.................................................    123       128       *
    10 Years................................................    213       223       *
Class B shares
 (Assuming complete redemption at end of period)
    1 Year..................................................     72        73         70
    3 Years.................................................     99       102         93
    5 Years.................................................    138       143       *
    10 Years (2)............................................    253       264       *
(Assuming no redemption)
    1 Year..................................................     22        23         20
    3 Years.................................................     69        72         63
    5 Years.................................................    118       123       *
    10 Years (2)............................................    253       264       *
Class C shares
(Assuming complete redemption immediately prior to the end
of period)
    1 Year..................................................     32        33         30
    3 Years.................................................     69        72         63
    5 Years.................................................    118       123       *
    10 Years................................................    253       264       *
Class C shares
(Assuming no redemption)
    1 Year..................................................     22        23         20
    3 Years.................................................     69        72         63
    5 Years.................................................    118       123       *
    10 Years................................................    253       264       *


--------------

 * Because the High Yield Fund had just recently become operational as of the date of this Prospectus, the Fund has not projected expenses beyond the three-year period shown.

(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to an initial sales charge. A CDSC of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.



(2)  Class B shares automatically convert to Class A shares after seven years.



    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Global Fixed Income, Worldwide High Income and High Yield Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Funds' Statement of Additional Information. The foregoing Funds' financial highlights for each of the years presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

                         FINANCIAL HIGHLIGHTS CONTINUED
                            GLOBAL FIXED INCOME FUND

                                                                                                                  CLASS B+
                                                                  CLASS A                                     ----------------
                                  ------------------------------------------------------------------------     AUGUST 1, 1995*
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*        YEAR ENDED        YEAR ENDED          YEAR ENDED                  TO
 RATIOS                           TO JUNE 30, 1993     JUNE 30, 1994     JUNE 30, 1995       JUNE 30, 1996       JUNE 30, 1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $          10.00    $        10.55    $         9.53    $          10.23    $          10.24
                                            ------    --------------    --------------            --------             -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                       0.25              0.52              0.56                0.53                0.64
  Net Realized and Unrealized
   Gain (Loss)                                0.55             (0.42)             0.50               (0.01)              (0.26)
                                            ------    --------------    --------------            --------             -------
  Total From Investment
   Operations                                 0.80              0.10              1.06                0.52                0.38
                                            ------    --------------    --------------            --------             -------
DISTRIBUTIONS
  Net Investment Income                      (0.25)            (0.50)            (0.36)              (0.79)              (0.69)
  In Excess of Net Investment
   Income                                       --             (0.12)               --               (0.02)              (0.02)
  Net Realized Gain                             --             (0.47)               --                  --                  --
  In Excess of Realized Gain                    --             (0.03)               --                  --                  --
                                            ------    --------------    --------------            --------             -------
  Total Distributions                        (0.25)            (1.12)            (0.36)              (0.81)              (0.71)
                                            ------    --------------    --------------            --------             -------
NET ASSET VALUE, END OF PERIOD    $          10.55    $         9.53    $        10.23    $           9.94    $           9.91
                                            ------    --------------    --------------            --------             -------
                                            ------    --------------    --------------            --------             -------
TOTAL RETURN(1)                               8.02%             0.41%            11.41%               5.20%               3.76%
                                            ------    --------------    --------------            --------             -------
                                            ------    --------------    --------------            --------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)                           $          6,633    $       10,369    $       11,092    $          7,432    $          1,440
Ratio of Expenses to Average
 Net Assets (2)                               1.45%**           1.45%             1.45%               1.45%               2.20%**
Ratio of Net Investment Income
 to Average Net Assets (2)                    5.00%**           4.70%             5.84%               5.02%               3.38%**
Portfolio Turnover Rate                         55%              168%              169%                223%                223%
------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period

  Per Share Benefit to Net
   Investment Income              $           0.07    $         0.11    $         0.07    $           0.07    $           0.12
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                     2.88%**           2.48%             2.22%               2.16%               3.57%**
  Net Investment Income to
   Average Net Assets                         3.57%**           3.67%             5.07%               4.31%               2.01%**
------------------------------------------------------------------------------------------------------------------------------


                                                                    CLASS C
                                  ----------------------------------------------------------------------------
SELECTED PER SHARE DATA AND       JANUARY 4, 1993*          YEAR ENDED          YEAR ENDED          YEAR ENDED
 RATIOS                           TO JUNE 30, 1993       JUNE 30, 1994       JUNE 30, 1995       JUNE 30, 1996
-------------------------------   ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $          10.00    $          10.56    $           9.54    $          10.20
                                            ------              ------              ------              ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                       0.21                0.43                0.49                0.37
  Net Realized and Unrealized
   Gain (Loss)                                0.55               (0.40)               0.47                0.08
                                            ------              ------              ------              ------
  Total From Investment
   Operations                                 0.76                0.03                0.96                0.45
                                            ------              ------              ------              ------
DISTRIBUTIONS
  Net Investment Income                      (0.20)              (0.44)              (0.30)              (0.73)
  In Excess of Net Investment
   Income                                       --               (0.11)                 --               (0.02)
  Net Realized Gain                             --               (0.47)                 --                  --
  In Excess of Realized Gain                    --               (0.03)                 --                  --
                                            ------              ------              ------              ------
  Total Distributions                        (0.20)              (1.05)              (0.30)              (0.75)
                                            ------              ------              ------              ------
NET ASSET VALUE, END OF PERIOD    $          10.56    $           9.54    $          10.20    $           9.90
                                            ------              ------              ------              ------
                                            ------              ------              ------              ------
TOTAL RETURN(1)                               7.61%              (0.25)%             10.24%               4.47%
                                            ------              ------              ------              ------
                                            ------              ------              ------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s)                           $          6,120    $          5,407    $          5,965    $          2,844
Ratio of Expenses to Average
 Net Assets (2)                               2.20%**             2.20%               2.20%               2.20%
Ratio of Net Investment Income
 to Average Net Assets (2)                    4.25%**             3.95%               5.09%               4.35%
Portfolio Turnover Rate                         55%                168%                169%                223%
------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income              $           0.07    $           0.12    $           0.08    $           0.06
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                     3.63%**             3.29%               2.97%               2.87%
  Net Investment Income to
   Average Net Assets                         2.82%**             2.86%               4.32%               3.68%
------------------------------------------------------------------------------------------------------------------------------




 * Commencement of operations
 ** Annualized
 + The Global Fixed Income Fund began offering the current Class B shares on
   August 1, 1995.



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



(2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Global Fixed Income Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Global Fixed Income Fund to the extent that the total operating expenses of the Fund exceed 1.45% of the average daily net assets relating to the Class A shares and 2.20% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $150,000, $121,000 and $112,000, respectively, for the Global Fixed Income Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                           WORLDWIDE HIGH INCOME FUND

                                                                                               CLASS B+
                                                          CLASS A                           ---------------        CLASS C
                                   -----------------------------------------------------    AUGUST 1, 1995*    ----------------
SELECTED PER SHARE DATA AND        APRIL 21, 1994*       YEAR ENDED        YEAR ENDED             TO           APRIL 21, 1994*
 RATIOS                            TO JUNE 30, 1994    JUNE 30, 1995      JUNE 30, 1996      JUNE 30, 1996     TO JUNE 30, 1994
--------------------------------   ----------------    --------------    ---------------    ---------------    ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................   $          12.00    $        12.17    $         11.57    $         11.63    $          12.00
                                            -------    --------------    ---------------    ---------------            --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.........               0.18              1.26               1.36               1.18                0.17
  Net Realized and Unrealized
   Gain (Loss)..................               0.16             (0.52)              0.80               0.72                0.15
                                            -------    --------------    ---------------    ---------------            --------
  Total From Investment
   Operations...................               0.34              0.74               2.16               1.90                0.32
                                            -------    --------------    ---------------    ---------------            --------
DISTRIBUTIONS
  Net Investment Income.........              (0.17)            (1.22)             (1.26)             (1.09)              (0.16)
  Net Realized Gain.............                 --             (0.12)                --                 --                  --
                                            -------    --------------    ---------------    ---------------            --------
  Total Distributions...........              (0.17)            (1.34)             (1.26)             (1.09)              (0.16)
                                            -------    --------------    ---------------    ---------------            --------
NET ASSET VALUE, END OF
 PERIOD.........................   $          12.17    $        11.57    $         12.47    $         12.44    $          12.16
                                            -------    --------------    ---------------    ---------------            --------
                                            -------    --------------    ---------------    ---------------            --------
TOTAL RETURN (1)................               2.86%             6.87%             19.61%             17.07%               2.62%
                                            -------    --------------    ---------------    ---------------            --------
                                            -------    --------------    ---------------    ---------------            --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).........................   $          6,857    $       14,819    $        41,493             26,174    $          6,081
Ratio of Expenses to Average Net
 Assets (2).....................               1.55%**           1.55%              1.55%              2.30%**             2.30%**
Ratio of Net Investment Income
 to Average Net Assets (2)......               8.29%**          11.53%             11.95%             12.06%**             7.54%**
Portfolio Turnover Rate.........                 19%              178%               220%               220%                 19%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income............   $           0.02    $         0.05    $          0.02    $          0.02    $           0.06
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.......................               3.23%**           1.97%              1.69%              2.47%**             4.00%**
  Net Investment Income to
   Average Net Assets...........               6.61%**          11.11%             11.81%             11.89%**             5.84%**
-------------------------------------------------------------------------------------------------------------------------------


SELECTED PER SHARE DATA AND           YEAR ENDED          YEAR ENDED
 RATIOS                             JUNE 30, 1995       JUNE 30, 1996
--------------------------------   ----------------    ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................   $          12.16    $          11.58
                                           --------            --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.........               1.17                1.30
  Net Realized and Unrealized
   Gain (Loss)..................              (0.50)               0.77
                                           --------            --------
  Total From Investment
   Operations...................               0.67                2.07
                                           --------            --------
DISTRIBUTIONS
  Net Investment Income.........              (1.13)              (1.20)
  Net Realized Gain.............              (0.12)                 --
                                           --------            --------
  Total Distributions...........              (1.25)              (1.20)
                                           --------            --------
NET ASSET VALUE, END OF
 PERIOD.........................   $          11.58    $          12.45
                                           --------            --------
                                           --------            --------
TOTAL RETURN (1)................               6.20%              18.71%
                                           --------            --------
                                           --------            --------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).........................   $         11,880    $         28,094
Ratio of Expenses to Average Net
 Assets (2).....................               2.30%               2.30%
Ratio of Net Investment Income
 to Average Net Assets (2)......              10.72%              11.40%
Portfolio Turnover Rate.........                178%                220%
-------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income............   $           0.05    $           0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.......................               2.74%               2.44%
  Net Investment Income to
   Average Net Assets...........              10.28%              11.26%
-------------------------------------------------------------------------------------------------------------------------------




 *  Commencement of operations


 **  Annualized


 + The Worldwide High Income Fund began offering the current Class B shares on August 1, 1995.



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



(2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the Worldwide High Income Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Worldwide High Income Fund to the extent that the total operating expenses of the Fund exceed 1.55% of the average daily net assets relating to the Class A shares and 2.30% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $39,000, $88,000 and $97,000, respectively, for the Worldwide High Income Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                                HIGH YIELD FUND


                                    CLASS A            CLASS B            CLASS C
                                ---------------    ---------------    ---------------
                                   MAY 1, 1996*       MAY 1, 1996*       MAY 1, 1996*
SELECTED PER SHARE DATA AND         TO JUNE 30,        TO JUNE 30,        TO JUNE 30,
 RATIOS                                    1996               1996               1996
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                         $         12.00    $         12.00    $         12.00
                                        -------            -------            -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                    0.13               0.12               0.12
  Net Realized and Unrealized
   Loss                                   (0.09)             (0.09)             (0.09)
                                        -------            -------            -------
  Total From Investment
   Operations                              0.04               0.03               0.03
                                        -------            -------            -------
DISTRIBUTION:
  Net Investment Income                   (0.12)             (0.10)             (0.10)
                                        -------            -------            -------
NET ASSET VALUE, END OF PERIOD  $         11.92    $         11.93    $         11.93
                                        -------            -------            -------
                                        -------            -------            -------
TOTAL RETURN (1)                           0.29%              0.21%              0.21%
                                        -------            -------            -------
                                        -------            -------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000's)                        $         3,907    $         3,421    $         3,316
Ratio of Expenses to Average
 Net Assets                                1.25%**            2.00%**            2.00%**
Ratio of Net Investment Income
 to Average Net Assets                     6.85%**            6.08%**            6.07%**
Portfolio Turnover Rate                      10%                10%                10%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $          0.04    $          0.04    $          0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                                  3.51%**            4.25%**            4.25%**
  Net Investment Income to
   Average Net Assets                      4.59%**            3.83%**            3.82%**

-------------------------------------------------------------------------------------



     *  Commencement of operations



     **  Annualized



    (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



    (2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.75% of the average daily net assets of the High Yield Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the High Yield Fund to the extent that the total operating expenses of the Fund exceed 1.25% of the average daily net assets relating to the Class A shares and 2.00% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $38,000 for the High Yield Fund.

                               PROSPECTUS SUMMARY


THE COMPANY



    The Company currently consists of seventeen investment portfolios which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. providing services as Adviser and Administrator and Morgan Stanley & Co. providing services as Distributor. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:



    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers located throughout the world, including U.S. issuers.



    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.



    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the nationally recognized statistical rating organizations.



    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of these other Funds are listed below:


GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.


    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.


    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.


    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and by investing from time to time in debt securities issued or guaranteed by Latin American governments or governmental entities.



    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.


    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

U.S. EQUITY FUNDS:


    - The AMERICAN VALUE FUND seeks high total return by investing in undervalued equity securities of small-to medium-sized corporations.


    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.


    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.



    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


MONEY MARKET FUNDS:


    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining the liquidity and stability of principal.


    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.


    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.


INVESTMENT MANAGEMENT


    Morgan Stanley Asset Management Inc. (the "Adviser" and the "Administrator"), a wholly owned subsidiary of Morgan Stanley Group Inc., which, together with its affiliated asset management companies, had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to the Company and each of its Investment Funds. See "Management of the Company -- Investment Adviser" and "-- Administrator." Morgan Stanley Group Inc. has entered into a definitive agreement to purchase the parent company of Van Kampen American Capital, Inc. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $58.7 billion in assets under management as of September 30, 1996. The acquisition is expected to have closed by October 31, 1996.


RISK FACTORS


    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein will invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, potential price volatility and lesser liquidity of shares traded on securities markets, less government supervision and regulation of securities markets, changes in taxes on income on securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, the risk of war and potentially greater difficulty in obtaining a judgment in a court outside the United States. The Worldwide High Income Fund invests in securities of issuers located in developing countries and emerging markets, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. The Worldwide High Income Fund's investments in emerging markets may be in small- to medium-sized companies. The Fund may also invest in sovereign debt that is considered to be speculative in nature and involves a high degree of risk. The Funds may invest in forward foreign currency exchange contracts, and the Worldwide High Income Fund may invest in foreign currency exchange futures and options, to hedge the currency risks associated with investment in non-U.S. dollar denominated securities. The Worldwide High Income and High Yield Funds may invest in lower rated and unrated debt securities which are considered speculative with regard to the payment of interest and return of principal. The Worldwide High Income Fund may invest in options, futures, structured investments and reverse repurchase agreements, engage in short selling and borrow money for purposes of leverage. The Global Fixed Income Fund is a non-diversified portfolio which may invest a greater portion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such concentration of its portfolio securities. In addition, each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.


HOW TO INVEST


    The Class A, Class B and Class C shares of the Funds described herein are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 4.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within six years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reductions or waiver of sales charges, which are available for certain investors. Share purchases may be made through Morgan Stanley, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $1,000 for each class of a Fund, except that the minimum initial investment amount for individual retirement accounts ("IRAs") is $250. The minimum for subsequent investments is $100, except that the minimum for subsequent investments for IRAs is $50 and there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM


    Shares of each Fund may be redeemed at any time at the net asset value per share of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. A Class A shareholder of a Fund who did not pay an initial sales charge due to the size of the purchase and redeems shares within one year of purchase will be subject to a CDSC of 1.00%. Certain Class B shares that are redeemed within six years of purchase are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after six years. Certain Class C shares that are redeemed within one year of purchase are subject to a CDSC of 1.00%. The CDSC for each class is applicable to the lesser of the current market value of the shares redeemed or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time. If a shareholder reduces his/her total investment in shares of a Fund to less than $1,000, the entire investment may be subject to involuntary redemption. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve the objectives. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There is no assurance that a Fund will attain its investment objective. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.


THE GLOBAL FIXED INCOME FUND


    The investment objective of the Global Fixed Income Fund is to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in fixed income securities of issuers in at least three different countries. The Fund seeks to achieve its objective by investing in United States government securities, foreign government securities, securities of supranational entities, Eurobonds, corporate bonds and structured investments with fixed income characteristics, with varying maturities denominated in various currencies. In selecting portfolio securities, the Adviser evaluates the currency, market, and individual features of the securities being considered for investment. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.



    The Adviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. U.S. Government securities in which the Global Fixed Income Fund may invest include obligations issued or guaranteed by the U.S. Government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. The Fund may invest in obligations issued or guaranteed by foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community). Investment in foreign government securities will be limited to those of developed nations which the Adviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and The United Kingdom. Corporate and supranational obligations in which the Fund will invest will be limited to those rated "A" or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's") or IBCA Ltd., or if unrated, of comparable quality as determined by the Adviser under the supervision of the Company's Board of Directors.

    The Adviser's approach to multi-currency, fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.



    Under normal circumstances, the Global Fixed Income Fund will have a neutral investment position in medium-term securities (i.e., those with a remaining maturity of between three and seven years) and will respond to changing interest rate levels by shortening or lengthening portfolio maturity through investment in longer- or shorter-term instruments. For example, the Fund will respond to high levels of real interest rates through a lengthening in portfolio maturity. Current and historical yield spreads among the three main market segments -- the Government, Foreign and Euro markets -- guide the Adviser's selection of markets and particular securities within those markets. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Fund seeks to invest in currencies currently undervalued based on purchasing power parity. The Adviser analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows.



    For temporary defensive purposes, the Global Fixed Income Fund may invest in money market instruments and medium-term debt securities that the Adviser believes be of high quality, or hold cash. See "Additional Investment Information -- Temporary Investments."



    The Global Fixed Income Fund may invest in non-publicly traded securities, private placements and restricted securities. See "Additional Investment Information -- Non-Publicly Traded Securities, Private Placements and Restricted Securities."



    The Global Fixed Income Fund will occasionally enter into forward foreign currency exchange contracts. These are used to hedge foreign currency exchange exposures when required. See "Additional Investment Information -- Forward Foreign Currency Exchange Contracts and Futures Contracts."



    For further information about the foregoing and certain additional investment practices of the Global Fixed Income Fund, see "Additional Investment Information" below.


THE WORLDWIDE HIGH INCOME FUND


    The investment objective of the Worldwide High Income Fund is high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world. The Fund seeks to achieve its investment objective by allocating its assets among any or all of three investment sectors: U.S. corporate lower rated and unrated debt securities, emerging country debt securities and global fixed income securities offering high real yields. The types of securities in each of these investment sectors in which the Fund may invest are described below. In selecting U.S. corporate lower rated and unrated debt securities for the Fund's portfolio, the Adviser will consider, among other things, the price of the security, and the financial history, condition, prospects and management of an issuer. The Adviser intends to invest a portion of the Fund's assets in emerging country debt securities that provide a high level of current income, while at the same time holding the potential for capital appreciation if the perceived creditworthiness of the issuer improves due to improving economic, financial, political, social or other conditions in the country in which the issuer is located. In addition, the Adviser will attempt to invest a portion of the Fund's assets in fixed income securities of issuers in global fixed income markets displaying high real (inflation adjusted) yields. Under normal conditions, the Fund invests between 80% and 100% of its total assets in some or all of three categories of higher yielding securities, some of which may entail increased credit and market risk. Some or all of such higher yielding securities will be lower rated or unrated debt securities, commonly referred to as "junk bonds." See "Additional Investment Information -- Risk Factors Relating to Investing in Lower Rated and Unrated Debt Securities" and "-- Foreign Investment Risk Factors."



    The Adviser's approach to multi-currency fixed-income management is strategic and value-based and designed to produce an attractive real rate of return. The Adviser's assessment of the bond markets and currencies is based on an analysis of real interest rates. Current nominal yields of securities are adjusted for inflation prevailing in each currency sector using an analysis of past and projected inflation rates. The Fund's aim is to invest in bond markets which offer the most attractive real returns relative to inflation.



    From time to time, a portion of the Worldwide High Income Fund's investments, which may be up to 100% of the Fund's investments, may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody's and Standard & Poor's, or be unrated but determined to be of comparable quality by the Adviser. Such lower rated bonds are commonly referred to as "junk bonds." Securities in such lower rating categories may have predominantly speculative characteristics or may be in default. Appendix A to this Prospectus sets forth a description of Moody's and Standard & Poor's corporate bond ratings. Ratings represent the opinions of rating agencies as to the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, while the Adviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. Emerging country debt securities in which the Fund may invest will be subject to high risk and will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. The Fund's investments in U.S. corporate lower rated and unrated debt securities and emerging country debt securities are expected to be rated in the lower and lowest rating categories of internationally recognized credit rating organizations or to be unrated securities of comparable quality. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated; instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer. To mitigate the risks associated with investments in such lower rated securities, the Fund will diversify its holdings by market, issuer, industry and credit quality. Investors should carefully review the section below entitled "Additional Investment Information -- Risk Factors Relating to Investing in Lower Rated Debt Securities."


    The chart below indicates the Worldwide High Income Fund's weighted average composition of debt securities graded by Standard & Poor's for the fiscal year ended June 30, 1996.



                                                            PERCENTAGE
                  DEBT SECURITIES RATINGS                       OF
                    (STANDARD & POOR'S)                     NET ASSETS
----------------------------------------------------------------------
A...........................................................   8.93%
BBB.........................................................   2.54%
BB..........................................................  24.17%
B...........................................................  16.08%
CCC.........................................................   0.17%
Unrated.....................................................  48.10%



    The weighted average indicated above was calculated on a dollar weighted basis and was computed as at the end of each month through June 30, 1996. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in the current and subsequent fiscal years. For a description of Standard & Poor's ratings of fixed income securities, see Appendix A to this Prospectus.



    The Worldwide High Income Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends, provided that the total value, at the time of purchase, of all such securities will not exceed 10% of the value of the Fund's total assets. The Fund may have limited recourse in the event of default on such debt instruments. The Fund may invest in loans, assignments of loans and participation in loans. See "Additional Investment Information -- Loan Participation and Assignments." The Fund may also invest in depositary receipts issued by U.S. or foreign financial institutions. See "Additional Investment Information -- Depositary Receipts."



    The Worldwide High Income Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and a substantial portion of the Fund's assets may be invested in non-U.S. Dollar-denominated securities. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. Dollar will vary depending on market conditions. The analysis of currencies is made independent of the analysis of markets. Value in foreign exchange is determined by relative purchasing power parity of a given currency. The Fund seeks to invest in currencies currently undervalued based on purchasing power parity. The Adviser analyzes current account and capital account performance and real interest rates to adjust for shorter-term currency flows. Although the Fund is permitted to engage in a wide variety of investment practices designed to hedge against currency exchange rate risks with respect to its holdings of non-U.S. Dollar-denominated debt securities, the Fund may be limited in its ability to hedge against these risks. See "Additional Investment Information -- Foreign Currency Hedging Transactions" and "-- Short Sales." The Fund may also buy and sell options and may enter into futures contracts and options on futures, including indexed financial futures contracts. See "Additional Investment Information -- Options Transactions" and "-- Futures and Options on Futures."

    The Worldwide High Income Fund may invest in zero coupon, pay-in-kind or deferred payment securities, and in securities that may be collateralized by zero coupon securities (such as Brady Bonds). Zero coupon securities are sold at a discount to par value and are not entitled to interest payments during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to receive "phantom income," which the Fund will accrue prior to the receipt of any cash payments. Because the Fund will distribute its "phantom income" to shareholders annually, and to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. In addition, in order to pay these cash distributions, the Fund may be required to sell portfolio securities when it might not otherwise choose to do so, and the Fund may incur capital losses on such sales. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.



    The Worldwide High Income Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. See "Additional Investment Information -- Borrowing and Other Forms of Leverage."



    The average time to maturity of the Worldwide High Income Fund's securities will vary depending upon the Adviser's perception of market conditions. The Adviser invests primarily in medium-term securities (i.e., those with a remaining maturity of approximately five years) in a market neutral environment. When the Adviser believes that real yields are high, the Adviser lengthens the remaining maturities of securities held by the Fund and, conversely, when the Adviser believes real yields are low, it shortens the remaining maturities. Thus, the Fund is not subject to any restrictions on the maturities of the debt securities it holds, and the Adviser may vary the average maturity of the securities held in the Fund's portfolio without limit.



    The Worldwide High Income Fund may invest in non-publicly traded securities, private placements and restricted securities. See "Additional Investment Information -- Non-Publicly Traded Securities, Private Placements and Restricted Securities."



    For temporary defensive purposes, the Worldwide High Income Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. See "Additional Investment Information -- Temporary Investments."


    U.S. CORPORATE HIGH YIELD FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in U.S. corporate high yield fixed income securities, which offer a yield above that generally available on U.S. corporate debt securities in the four highest rating categories of the recognized rating services and are commonly referred to as "junk bonds." The Fund may buy unrated securities that the Adviser believes are comparable to rated securities that are consistent with the Fund's objective and policies. The Fund may acquire fixed income securities of U.S. issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government or any of its political subdivisions, agencies or instrumentalities) and preferred stock. These fixed income securities may have equity features, such as conversion rights or warrants and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (e.g., common stocks, warrants and rights and limited partnership interests). The Fund may not invest more than 5% of its total assets at the time of acquisition in either of (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests.


    EMERGING COUNTRY FIXED INCOME SECURITIES. A portion of the Worldwide High Income Fund's assets will be invested in emerging country fixed income securities, which are debt securities of government and government-related issuers located in emerging countries (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers and debt securities of corporate issuers located in or organized under the laws of emerging countries. As used in this Prospectus, an emerging country is any country that the International Bank for Reconstruction and Development (more commonly known as the World Bank) has determined to have a low or middle income economy. There are currently over 130 countries which are considered to be emerging countries, approximately 40 of which currently have established securities markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


    In selecting emerging country debt securities for investment by the Fund, the Adviser will apply a market risk analysis contemplating assessment of factors such as liquidity, volatility, tax implications, interest rate sensitivity, counterparty risks and technical market considerations. Currently, investing in many emerging country securities is not feasible or may involve unacceptable political risks. Initially, the Fund expects that its investments in emerging country debt securities will be made primarily in some or all of the following emerging countries:



Algeria
Argentina
Brazil
Bulgaria
Chile
Colombia
Costa Rica
Czech Republic
Dominican Republic
Ecuador
Egypt
Greece
Hungary
India
Indonesia
Ivory Coast
Jamaica
Jordan
Malaysia
Mexico
Morocco
Nicaragua
Nigeria
Pakistan
Panama
Paraguay
Peru
Philippines
Poland
Portugal
Russia
Slovakia
South Africa
Thailand
Tobago
Trinidad
Tunisia
Turkey
Uruguay
Venezuela
Zaire

    As opportunities to invest in debt securities in other emerging countries develop, the Fund expects to expand and further diversify the emerging countries in which it invests. While the Fund generally is not restricted in the portion of its assets which may be invested in a single country or region, it is anticipated that, under normal circumstances, the Fund's assets will be invested in at least three countries.



    The Fund's investments in government and government-related and restructured debt securities will consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above. Such type of restructuring involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. See "Additional Investment Information -- Structured Investments."



    The Fund's investments in debt securities of corporate issuers in emerging countries may include debt securities or obligations issued (i) by banks located in emerging countries or by branches of emerging country banks located outside the country or (ii) by companies organized under the laws of an emerging country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to the issuer. See "Additional Investment Information -- Foreign Investment Risk Factors" for a discussion of the nature of information publicly available for non-U.S. issuers. The Fund may also invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. See "Description of Securities and Ratings -- Emerging Country Debt Securities" in the Statement of Additional Information for further information about Brady Bonds. The Fund's investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.



    Emerging country debt securities held by the Fund will take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank debt obligations, short-term paper, mortgage- and other asset-backed securities, loan participation, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. The Fund may buy unrated securities that the Adviser believes are comparable to rated securities that are consistent with the Fund's objective and policies. U.S. Dollar-denominated emerging country debt securities held by the Fund will generally be listed but not traded on a securities exchange, and non-U.S. Dollar-denominated securities held by the Fund may or may not be listed or traded on a securities exchange. The Fund may invest in mortgage-backed securities and in other asset-backed securities issued by non-governmental entities such as banks and other financial institutions. Mortgage-backed securities include mortgage pass through securities and collateralized mortgage obligations. Asset-backed securities are collateralized by such assets as automobile or credit card receivables and are securitized either in a pass-through structure or in a pay-through structure similar to a CMO. Investments in emerging country debt securities entail special investment risks. See "Additional Investment Information -- Foreign Investment Risk Factors."


    GLOBAL FIXED INCOME SECURITIES. The global fixed income securities in which a portion of the Worldwide High Income Fund's assets may be invested are debt securities denominated in currencies of countries displaying high real yields. Such securities include government obligations issued or guaranteed by U.S. or foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community), Eurobonds, and corporate bonds with varying maturities denominated in various currencies. In this portion of the Fund's portfolio, the Adviser seeks to minimize investment risk by investing in a high quality portfolio of debt securities, the majority of which will be rated in one of the two highest rating categories by an NRSRO or, if unrated, will be of comparable quality, as determined by the Adviser under the supervision of the Board of Directors. U.S. Government securities in which the Fund may invest include obligations issued or guaranteed by the U.S. Government, such as U.S. Treasury securities, as well as those backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association and The Export-Import Bank. The Fund may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. The Fund may invest in obligations issued or guaranteed by foreign governments and their political subdivisions, authorities, agencies or instrumentalities, and by supranational entities (such as the World Bank, The European Economic Community, The Asian Development Bank and the European Coal and Steel Community). Investment in foreign government securities for this portion of the Fund's portfolio will be limited to those of developed nations which the Adviser believes to pose limited credit risk. These countries currently include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and The United Kingdom. Corporate and supranational obligations in which the Fund will invest for this portion of its portfolio will be limited to those rated "A" or better by Moody's, Standard & Poor's or IBCA Ltd. or, if unrated by such organizations, determined to be of comparable quality by the Adviser under the supervision of the Company's Board of Directors.



    In selecting securities for this portion of the Fund's portfolio, the Adviser evaluates the currency, market and individual features of the securities being considered for investment. The Adviser believes that countries displaying the highest real yields will over time generate a high total return, and accordingly, the Adviser's focus for this portion of the Fund's portfolio will be to analyze the relative rates of real yield of twenty global fixed income markets. In selecting securities, the Adviser will first identify the global markets in which the Fund's assets will be invested by ranking such countries in order of highest real yield. In this portion of its portfolio, the Fund will invest its assets primarily in fixed income securities denominated in the currencies of countries within the top quartile of the Adviser's ranking.


    The Adviser's assessment of the global fixed income markets is based on an analysis of real interest rates. The Adviser calculates real yield for each global market by adjusting current nominal yields of securities in each such market for inflation prevailing in each country using an analysis of past and projected (one-year) inflation rates for that country. The Adviser expects to review and update on a regular basis its real yield ranking of countries and market sectors and to alter the allocation of this portion of the Fund's investments among markets as necessary when changes to real yields and inflation estimates significantly alter the relative rankings of the countries and market sectors.



    For further information about the foregoing and certain additional investment practices of the Fund, including investment in derivative securities, see "Additional Investment Information" below.


THE HIGH YIELD FUND


    The Fund seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the nationally recognized statistical rating organizations. The Fund normally invests between 80% and 100% of its total assets in these higher yielding securities, (commonly referred to as high yield bonds or junk bonds) which generally entails increased credit and market risk. To mitigate these risks the Fund will diversify its holdings by issuer, industry and credit quality, but investors should carefully review the section below entitled "Additional Investment Information -- Lower Rated and Unrated Debt Securities."



    Appendix A to this Prospectus sets forth a description of the corporate bond rating categories of Moody's and Standard & Poor's. Corporate bonds rated below Baa by Moody's or BBB by Standard & Poor's are considered speculative. Securities in the lowest rating categories may have predominantly speculative characteristics or may be in default. Ratings of Standard & Poor's and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Adviser will consider ratings, it will perform its own analysis and will not rely principally on ratings. The Adviser will consider, among other things, the price of the security, and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. The Fund may buy unrated securities that the Adviser believes are comparable to rated securities and are consistent with the Fund's objective and policies. The Adviser may vary the average maturity of the securities in the Fund without limit and there is no restriction on the maturity of any individual security.



    The table below provides a summary of ratings assigned by S&P to debt obligations in the High Yield Fund. These figures are dollar-weighted averages of month-end portfolio holdings during the period ended June 30, 1996, and are presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.



                                                                                     PERCENTAGE
                             DEBT SECURITIES RATINGS                                     OF
                               (STANDARD & POOR'S)                                   NET ASSETS
----------------------------------------------------------------------------------  ------------
BBB...............................................................................        2.28%
BB................................................................................       45.11%
B.................................................................................       41.09%
Unrated...........................................................................       11.52%



    The High Yield Fund may acquire fixed income securities of both U.S. and foreign issuers, including debt obligations (e.g., bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. Government, any foreign government with which the United States maintains relations or any of their respective political subdivisions, agencies or instrumentalities) and preferred stock. The Fund may not invest more than 5% of its total assets at time of acquisition in either (1) equipment lease certificates, equipment trust certificates and conditional sales contracts or (2) limited partnership interests. The Fund may neither invest more than 20% of its total assets in foreign securities nor invest more than 5% of its total assets in foreign governmental issuers in any one country. The Fund's fixed income securities may have equity features, such as conversion rights or warrants, and the Fund may invest up to 10% of its total assets in equity securities other than preferred stock (common stocks, warrants and rights and limited partnership interests). The Fund may invest up to 20% of its total assets in fixed income securities that are investment grade (i.e., rated in one of the top four categories by a NRSRO or determined to be of comparable quality) and have maturities of one year or less. For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be of high quality. See "Additional Investment Information -- Temporary Investments." The Fund may invest in or own securities of companies in various stages of financial restructuring, bankruptcy or reorganization which are not currently paying interest or dividends. Such securities may be rated C by Moody's or D by Standard & Poor's or may be unrated but determined to be of comparable quality by the Adviser. The total value, at time of purchase, of the sum of all such securities will not exceed 10% of the value of the Fund's total assets. Securities that are rated above C by Moody's or above D by Standard & Poor's (or are unrated but determined to be of comparable quality by the Adviser) when purchased by the Fund that are later downgraded may continue to be held by the Fund at the discretion of the Adviser.



    The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because the Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares of the Fund, it will have fewer assets with which to purchase income producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.



    For further information about the foregoing and certain additional investment practices of the Fund, see "Additional Investment Information" below.


                       ADDITIONAL INVESTMENT INFORMATION


BORROWING AND OTHER FORMS OF LEVERAGE



    The Worldwide High Income Fund is authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowing for investment purposes or to pay dividends. Borrowing creates leverage which is a speculative characteristic. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging resulting from borrowing will magnify declines as well as increases in the Fund's net asset value per share and net yield.



    The Worldwide High Income Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.


    The Worldwide High Income Fund may also enter into reverse repurchase agreements. See "Additional Investment Information -- Reverse Repurchase Agreements" below.


DEPOSITARY RECEIPTS



    The Worldwide High Income Fund may on occasion invest in American Depositary Receipts ("ADRs"). The Worldwide High Income Fund may also invest in other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.



    Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of an unsponsored Depositary Receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Worldwide High Income Fund may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Worldwide High Income investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.


FOREIGN CURRENCY HEDGING TRANSACTIONS


    Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S.

Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.



    The Worldwide High Income Fund may also enter into foreign currency futures contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. The Worldwide High Income Fund may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on the Fund's futures positions, including stock index futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Fund also will be required to segregate assets to cover its futures contracts obligations.



    At the maturity of a forward or futures contract, the Worldwide High Income Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Fund will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case the Fund may suffer a loss.



    The Worldwide High Income Fund may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.



    The Custodian of each Fund will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.


FOREIGN INVESTMENT


    Each Fund may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.



    Investments in securities of foreign issuers are generally denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of an Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    In order to remain fully invested and to reduce transaction costs, the Worldwide High Income Fund may utilize appropriate futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts, to a limited extent. Because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of futures and options to facilitate cash flows may reduce the Fund's overall transaction costs. The Fund may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When the Fund is not fully invested and the Adviser anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities. The Fund will engage in futures and options on futures transactions only for hedging purposes.



    The Worldwide High Income Fund will engage only in transactions in securities index futures contracts, interest rate futures contracts and options thereon which are traded on a recognized securities or futures exchange. There currently are limited securities index futures, interest rate futures and options on such futures markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, will depend on the development of such markets.

    The Worldwide High Income Fund may enter into futures contracts and options thereon provided that not more than 5% of the Fund's total assets at the time of entering the transaction are required as deposits to secure obligations under such contracts. Furthermore, no more than 20% of the Fund's total assets, in the aggregate, may be invested in futures contracts and options on futures contracts.



    Gains and losses on futures and options depend on the Adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Other risks associated with the use of futures and options are
(i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures and options relating to the stocks purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. In the opinion of the Directors, the risk that the Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid secondary market.


LOANS OF PORTFOLIO SECURITIES


    Each Fund may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.


LOAN PARTICIPATIONS AND ASSIGNMENTS


    The Worldwide High Income Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions ("Lenders"). Such Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.


LOWER RATED AND UNRATED DEBT SECURITIES


    The Worldwide High Income and High Yield Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to risk and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for the Funds. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.



    The U.S. corporate lower rated and unrated debt securities market is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.



    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.


MONEY MARKET INSTRUMENTS


    The Funds are permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties and other debt securities, including high grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. A Fund may not invest more than 15% of its net assets in illiquid securities nor more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended, (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. The High Yield Fund may not invest more than 10% of its total assets in Restricted Securities, except that it may invest up to 20% of its total assets in 144A Securities that are determined to be liquid. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


OPTIONS TRANSACTIONS


    The Worldwide High Income Fund may seek to increase its return or may hedge a portion of its portfolio investments through options with respect to securities in which the Fund may invest. The Fund will engage in transactions in options only if they are traded on a recognized securities exchange. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets.

    The Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.



    The Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.



    The Fund may also write (i.e., sell) covered put options. By selling a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain options written by the Fund will be exercisable by the purchaser only on a specific date). Generally, a put option is "covered" if the Fund maintains cash or liquid securities equal to the exercise price of the option or if the Fund holds a put option on the same underlying security with a similar or higher exercise price. The Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, the Fund may write a covered put at an exercise price reflecting the lower purchase price sought.



    The Fund may also purchase put or call options on individual securities or baskets of securities, including index options. When the Fund purchases a call option it acquires the right to buy a designated security at a designated price (the "exercise price"), and when the Fund purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The Fund may not purchase call and put options to the extent that the value of its aggregate investment in such derivative securities exceeds 5% of its total assets.



    Gains and losses on options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of options are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. In the opinion of the Adviser, the risk that the Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.

REPURCHASE AGREEMENTS


    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.


REVERSE REPURCHASE AGREEMENTS


    The Worldwide High Income Fund may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sell a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Fund's ability to maintain a stable net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. The aggregate of these agreements is limited as set forth under "Investment Limitations." Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings set forth in "Investment Limitations."



RUSSIAN SECURITIES TRANSACTIONS



    The Worldwide High Income Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.


SHORT SALES


    The Worldwide High Income Fund may from time to time sell securities short without limitation, although it does not intend to sell securities short on a regular basis. A short sale is a transaction in which the Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.



    The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, or U.S. Government securities or other liquid assets. In addition, if the short sale is not "against the box," the Fund will place in a segregated account with its Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


STRUCTURED INVESTMENTS


    The Worldwide High Income Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of

Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.


TEMPORARY INVESTMENTS



    For temporary defensive purposes the Funds intend to invest only in money market instruments and medium-term debt securities that the Adviser believes to be of high-quality, i.e., subject to relatively low risk of loss of interest or principal.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.


                             INVESTMENT LIMITATIONS


    Each Fund, except the Global Fixed Income Fund is a diversified investment company under the 1940 Act, and is subject to the following limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Global Fixed Income Fund is a non-diversified investment company under the 1940 Act, which means that such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, the Global Fixed Income Fund may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. The Global Fixed Income Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.



    The Funds also operate under certain investment restrictions that are deemed fundamental policies and may be changed by a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, a Fund may not
(i) invest more than 15% of the Fund's total assets in illiquid securities; (ii) borrow money except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at market value at the time of borrowing, or purchase securities while borrowings exceed 5% of its total assets, or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's total assets at the time of borrowing; except that the Worldwide High Income Fund may borrow, and mortgage, pledge or hypothecate its assets to secure such borrowings, in amounts equal to up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing; and except that the Worldwide High Income Fund may enter into reverse repurchase agreements in accordance with their investment objectives and policies; (iii) invest in fixed time deposits with a duration of over seven calendar days; or (iv) invest more than 25% of the Fund's total assets in securities of companies in any one industry.



                           MANAGEMENT OF THE COMPANY



    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of the Funds listed below. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (an "Investment Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is entitled to receive an advisory fee computed daily and paid monthly at the following annual rates for each of the following Funds:


Global Fixed Income Fund       0.75 %
Worldwide High Income Fund     0.75 %
High Yield Fund                0.75 %


    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause the total annual operating expenses of the Fund to exceed the maximums set forth in "Fund Expenses."



    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.



    Morgan Stanley Group Inc. has entered into a definitive agreement to purchase the parent company of Van Kampen American Capital, Inc. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $58.7 billion in assets under management as of September 30, 1996. The acquisition is expected to have closed by October 31, 1996.



    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:



    GLOBAL FIXED INCOME FUND -- ROBERT M. SMITH AND MICHAEL B. KUSHMA. Robert Smith joined the Adviser as Vice President in June 1994 and has been primarily responsibility for managing the Fund's assets since July 1994. Prior to joining the Adviser he spent eight years as Senior Portfolio Manager -- Fixed Income at the State of Florida Pension Fund. Mr. Smith's responsibilities included active total-rate-of-return management of long term portfolios and supervision of other fixed income managers. A graduate of Florida State University with a B.S. in Business, Mr. Smith also received an M.B.A. -- Finance from Florida State and holds a Chartered Financial Analyst
(CFA) designation. Michael B. Kushma, a Principal at Morgan Stanley, shares primary responsibility for managing the Fund's assets. He joined the firm in 1987. He was a member of Morgan Stanley's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Adviser in 1995 where he took responsibility for the global fixed income portfolios. In 1996, he became a portfolio manager for the Fund. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983.



    WORLDWIDE HIGH INCOME FUND -- ROBERT ANGEVINE AND PAUL GHAFFARI. Robert Angevine is a Principal of the Adviser and the portfolio manager for high yield investments. He has shared primary management responsibility for the Fund since it commenced operations. Prior to joining the Adviser in October 1988, he spent over eight years at Prudential Insurance, where he was responsible for the largest open-end high yield mutual fund in the country. Mr. Angevine also manages high yield assets for one of the largest corporate pension funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received an M.B.A. from Fairleigh Dickinson University and a B.A. in Economics from Lafayette College. Paul Ghaffari is a Principal of the Adviser and Morgan Stanley and portfolio manager for the Morgan Stanley Emerging Markets Debt Fund, Inc. (a closed-end investment company listed on the New York Stock Exchange ("NYSE")). He has shared primary management responsibility for the Fund since it commenced operations. Prior to joining the Adviser, he was a Vice President in the Fixed Income Division of the Emerging Markets Sales and Trading Department at Morgan Stanley. From 1983 to 1992, Mr. Ghaffari worked in the LDC Sales and Trading Department and the Mortgage-Backed Securities Department at J.P. Morgan & Co., Inc. and worked in the Treasury Department at the Morgan Guaranty Trust Co. He holds a B.A. in International Relations from Pomona College and a M.S. in Foreign Service from Georgetown University.



    HIGH YIELD FUND -- ROBERT ANGEVINE. Information about Robert Angevine is included under Worldwide High Income Fund above. Mr. Angevine has had primary management responsibility for the Fund since it commenced operations.



    ADMINISTRATOR. Morgan Stanley Asset Management Inc. (the "Administrator") also provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Fund.



    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC" or the "Transfer Agent"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the sub-administration agreement, see "Management of the Company" in the Statement of Additional Information.



    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.



    DISTRIBUTOR. Morgan Stanley & Co. Incorporated ("Morgan Stanley" or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, Morgan Stanley sells shares of the Company upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any specific number of shares of the Company.



    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have different CDSCs or initial sales charges or other distribution charges or a combination thereof than the classes currently offered.



    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under the applicable Plan, the Distributor is entitled to receive from the Funds a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.25% for the Class A shares of each Fund, and 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such Fund or classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor expects to pay a portion of its fee to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services (each, a "Participating Dealer"). The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Under the Plans, the Class B shares and Class C shares are subject to a shareholder servicing fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Funds' shares. Each Plan provides that the Adviser may make payments from these sources to third parties, such as consultants that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).



    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse Morgan Stanley for the actual expenses Morgan Stanley may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if Morgan Stanley's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If Morgan Stanley's actual expenses are less than the fee it receives, Morgan Stanley will retain the full amount of the fee.



    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the appropriate class to Morgan Stanley unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.



    In addition to the distribution and shareholder servicing fees described above, Morgan Stanley also receives a sales charge of up to 4.75% of the sales price of Class A shares of each Fund. Morgan Stanley may reallow up to the full applicable sales charge, as shown in the table in "Purchase of Shares" below, to certain Participating Dealers during periods and for transactions specified in "Purchase of Shares" and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, certain Participating Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended. Morgan Stanley may receive a CDSC of up to 1.00% of the sales price of the Class A shares and Class C shares of the Funds, as described below under "Purchase of Shares." Morgan Stanley may also receive a CDSC of up to 5.00% of the lower of sales price or market value of shares of the Class B shares of the Funds, as described below under "Purchase of Shares." In addition to the sales charges described above, Morgan Stanley may from time to time and from its own resources pay or allow additional discounts or promotional incentives, in the form of cash or other compensation, to Participating Dealers. In some instances, such discounts or other incentives may be offered only to certain Participating Dealers that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Company, or other funds underwritten by Morgan Stanley. In some instances, these incentives may be offered only to certain Participating Dealers that have sold or may sell significant amounts of shares. In addition, Morgan Stanley pays ongoing trail commissions to Participating Dealers. At the option of the Participating Dealer, such bonuses or other incentives may take the form of payment for travel expenses, including lodging incurred in connection with trips taken by persons associated with the Participating Dealer and members of their families to places within or outside of the United States. The Distributor or Participating Dealers and their investment representatives may receive different levels of compensation depending on which class of shares they sell.



    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.



    EXPENSES. The Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES



    Shares of the Funds may be purchased through Morgan Stanley, Participating Dealers or directly from the Company. Class A shares of the Funds may be purchased at the net asset value per share plus the applicable sales charge, if any, next determined after receipt of the purchase order and payment. Class B shares and Class C shares of the Funds may be purchased at the net asset value per share next determined after receipt of the purchase order and payment. Participating Dealers are responsible for forwarding orders they receive to the Company by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above and the failure to do so will result in the investors being unable to obtain that day's net asset value. See "Valuation of Shares."



    The Class A, Class B and Class C alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investments in the Company, the combination of sales charge, distribution fee and CDSC on Class A shares is more favorable than the combination of distribution/service fees and CDSC on Class B shares or Class C shares. In some cases, investors planning to purchase $100,000 or more of Fund shares may pay lower aggregate charges and expenses by purchasing Class A shares. (See "Fund Expenses" above.)


OFFERING PRICE OF CLASS A SHARES


    Class A shares of the Funds may be purchased at the net asset value per share plus a sales charge (the "Offering Price") which is a percentage of the Offering Price that decreases as the amount of the purchase increases as shown below:



                              SALES CHARGE       SALES CHARGE
                              AS PERCENTAGE    AS PERCENTAGE OF    DEALER RETENTION
      CLASS A SHARES               OF             NET AMOUNT       AS PERCENTAGE OF
    AMOUNT OF PURCHASE+      OFFERING PRICE        INVESTED        OFFERING PRICE**
---------------------------  ---------------   -----------------   ----------------
Less than $100,000                4.75%              4.99%               4.25%
$100,000 - $249,999               3.50%              3.63%               3.00%
$250,000 - $499,999               2.50%              2.56%               2.00%
$500,000 - $999,999               2.00%              2.04%               1.50%
$1,000,000 and over               None*              None*               None*


--------------

 * Purchases of $1 million or more may be subject to a CDSC. (See below.) Morgan Stanley may make payments to Participating Dealers in amounts up to 1.00% of the Offering Price.


** The Distributor may, in its discretion, permit Participating Dealers to retain the full amount of the sales charge in connection with certain sales.


 + The amount of purchase includes net asset value of the purchase plus the sales charge.



    Morgan Stanley may in its discretion compensate Participating Dealers in connection with the sale of Class A shares of the Funds in an aggregate amount of $1 million or more up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $3 million, .50% on the next $2 million and .25% on amounts over $5 million. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, Morgan Stanley will consider the cumulative amount invested by the purchaser in Class A shares of the Funds.

    REDUCTION OR WAIVER OF SALES CHARGES. A shareholder who purchases additional Class A shares of a Fund may obtain reduced sales charges through a right of accumulation of current purchases of Class A shares of the Fund with concurrent purchases of Class A shares of other Funds and with existing Class A share investments in all Funds. The applicable sales charge will be determined based on the total of (a) the shareholder's current purchases of Class A shares of Funds plus (b) an amount equal to the greater of the then current net asset value, or the total purchase price of the investor's prior purchases of all Class A shares of Funds held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Morgan Stanley at the time of purchase, either directly or through a Participating Dealer or shareholder servicing agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Company may amend or terminate this right of accumulation at any time as to subsequent purchases.


    For purposes of reduced sales charges based on amount of purchase, the term "purchase" refers to purchases made at one time by any "purchaser," which includes an individual; a group composed of an individual and his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan, whether or not qualified under Section 401 of the Code; or other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge on purchases of the Class A shares, all orders from an organized group will have to be placed through a single Participating Dealer and identified as originating from a qualifying purchaser.


    An investor may also obtain reduced sales charges shown above on purchases of the Class A shares by executing a written letter of intent which states the investor's intention to invest not less than $100,000 within a 13-month period in Class A shares of a Fund ("Letter"). Each purchase of Class A shares of a Fund under a Letter will be made at the Offering Price applicable at the time of such purchase to single purchases of the full amount indicated on the Letter. To obtain the terms and conditions included in the form of Letter, contact the Transfer Agent at 1-800-282-4404. An investor who wishes to enter into a Letter in connection with an investment in Class A shares of the Funds should use the form in the New Account Application attached to this Prospectus. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed Class A shares will be redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. A shareholder may include the value of all Class A shares of the Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the terms of the Letter, but no price adjustment will be made on such shares.



    Class A shares of the Funds may be purchased at net asset value without a sales charge by employee benefit plans, retirement plans and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." Morgan Stanley may, in its discretion, compensate Participating Dealers up to 1.00% in connection with the sale of Class A shares of the Funds to 401(k), 403(b) or 457 participant-directed qualified retirement plans. Such shareholders are not subject to a CDSC upon liquidation.



    As disclosed above, no sales charge will be payable at the time of purchase of Class A shares on investments of $1 million or more. However, except as described above, a CDSC will be imposed on such investments in the event of a redemption of such Class A shares of the Funds within 12 months following the purchase, at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed. The Company may also sell Class A shares of the Funds at net asset value (without a sales charge) to Directors of the Company, directors and employees of Morgan Stanley, Participating Dealers, their respective affiliates and their immediate families and employees of agents of the Company. In addition, Class A shares may be sold without a sales charge when purchased (i) through bank trust departments; (ii) for investors whose accounts are managed by certain investment advisers registered under the Investment Advisers Act of 1940, as amended; (iii) for investors through certain broker/dealers and other financial services firms that have entered into certain agreements with the Company which may include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker/dealer or other firm; (iv) with redemption proceeds from other investment companies on which the investor had paid a front-end sales charge or, provided the investment company is unaffiliated with the Company, a contingent deferred sales charge; or (v) through a broker that maintains an omnibus account with the Company and such purchases are made by the following: (1) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (2) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent, or (3) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." Investors who purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm, or investment adviser may be charged an additional service or transaction fee by that institution.


PURCHASE OF CLASS B SHARES

    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within six years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.


    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than six years after purchase, and next of Class B shares held the longest during the initial six-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                                              SALES CHARGE AS
                                                               PERCENTAGE OF
                                                                    THE
                                                               DOLLAR AMOUNT
YEAR SINCE PURCHASE                                              SUBJECT TO
PAYMENT WAS MADE                                                   CHARGE
------------------------------------------------------------  ----------------
First.......................................................        5.0%
Second......................................................        4.0%
Third.......................................................        3.0%
Fourth......................................................        3.0%
Fifth.......................................................        2.0%
Sixth.......................................................        1.0%
Thereafter..................................................       None*

------------------
* As described more fully below, Class B shares automatically convert to Class A shares after the seventh year following purchase.


    Proceeds from the CDSC are paid to Morgan Stanley and are used by Morgan Stanley to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. Morgan Stanley will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay a portion of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. The combination of the CDSC and the distribution service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.



    WAIVER OF CDSC.  The CDSC will be waived on the redemption of Class B shares
(i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan (as described below), up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Systematic Withdrawal Plan is established, provided however that all dividends and distributions are reinvested in Class B Shares. The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact the Transfer Agent at 1-800-282-4404.


    AUTOMATIC CONVERSION TO CLASS A SHARES. After the seventh year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES


    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. Morgan Stanley will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay most of its distribution fee, with respect to such shares, under the Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


    No initial sales charge or CDSC will be payable on the shares of a Fund or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Funds.


REINVESTMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Fund without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A shareholder who has redeemed Class C shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class C shares at net asset value and not be subject to a CDSC. Purchases through the reinvestment privilege are subject to the minimum applicable investment requirements. The reinvestment privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinvestment and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinvestment privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


RETIREMENT PLANS


    Qualified retirement plans, IRAs, banks, bank trust departments and registered investment advisory companies, acting in a fiduciary or advisory capacity for individual, institutional or trust accounts, may purchase Class A shares of one or more of the Funds at net asset value (without a sales charge) provided that the initial order for such purchases is in an amount of $1 million or more or is part of a series of orders covered by a Letter to invest $1 million or more in Class A shares of the Funds. Certain employee benefit plans, retirement plans and deferred compensation plans and trusts used to fund such plans may purchase Class A shares of the Funds at net asset value without imposition of a sales charge. See "Offering Price of Class A Shares."


    Morgan Stanley provides retirement plan services and documents and can establish investor accounts in IRAs trusteed by Chase. This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents. Brochures describing such plans and materials for establishing them are available from Morgan Stanley upon request. The brochures for plans trusteed by Chase describe the current fees payable to Chase for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.


INITIAL PURCHASES DIRECTLY FROM THE COMPANY



1) BY CHECK. An account may be opened by completing and signing a New Account Application and mailing it, together with a check ($1,000 minimum for each class of a Fund, except for IRAs, for which the initial minimum is $250) made payable to "Morgan Stanley Fund, Inc. -- [Fund name]," to:


    Morgan Stanley Fund, Inc.
    P.O. Box 2798
    Boston, Massachusetts 02208-2798


  Payment must be by check payable in U.S. Dollars, unless prior approval for payment by other currencies is given by the Company. The Fund and the class(es) to be purchased should be designated on the New Account Application. Your purchase of shares by check is ordinarily credited to your account at the net asset value per share of the Investment Fund next determined on the day of receipt of the order and the check.



2) BY FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Company's bank account ($1,000 minimum for each class of a Fund, except for IRAs, for which the initial minimum is $250). To help ensure prompt receipt of your Federal Funds Wire, it is important that you follow these steps:



  A. Telephone the Company (toll free: 1-800-282-4404) and provide your name, address, telephone number, Social Security or Tax Identification Number, the Fund and the class(es) selected, the amount being wired, and by which bank. The Company will then provide you with a bank wire control number. (Investors with existing accounts must also notify the Company prior to wiring funds.)



  B. Instruct your bank to wire the specified amount to the Company's Wire Concentration Bank Account (be sure to have your bank include the name of the Fund selected and the bank wire control number assigned to you):



          The Chase Manhattan Bank
         One Chase Manhattan Plaza
         New York, NY 10081-1000
         ABA# 021000021
         DDA# 910-2-732907
         Attn: Morgan Stanley Fund, Inc.
         Ref: (Fund name, class name, your account number, your account name)



      Please call the Company at 1-800-282-4404 prior to wiring funds.


  C. Complete and sign the New Account Application and mail it to the address shown thereon.


      Purchase orders for shares of a Fund which are received prior to the regular close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt as long as the Transfer Agent receives payment in Federal Funds prior to the regular close of the NYSE on such day. Payment in Federal Funds is not possible on days when the Federal Reserve

      Banks are not open (including NYSE holidays, Martin Luther King Day, Columbus Day and Veterans' Day), or the Company is not open. Orders for shares received on such days are ordinarily credited to your account at the net asset value per share next determined on the day following receipt of the order when both the Company and Federal Reserve Banks are open. Your bank may charge a service fee for wiring Federal Funds.



3) BY BANK WIRE. The same procedure outlined under "By Federal Funds Wire" above must be followed in purchasing shares by bank wire. However, money transferred by bank wire may or may not be converted into Federal Funds the same day, depending on the time the money is sent by the bank handling the wire and Federal Funds are received. The timing of effectiveness of purchase of shares and receipt of dividends is subject to the same timing considerations as described above with respect to purchase by Federal Funds wire and depends on when payment in Federal Funds is received. Your bank may charge a service fee for wiring funds.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment $100, except for IRAs, for which the minimum additional investment is $50, and automatic reinvestment of dividends and capital gains distributions, for which there is no minimum and no sales charge) by purchasing shares through your Participating Dealer, by mailing a check to the Company (payable to "Morgan Stanley Fund, Inc. -- [Fund name]") at the above address or by wiring monies to the Custodian Bank as outlined above. It is very important that your account number or wire control number be specified in the letter or wire to better assure proper crediting to your account. In order to ensure that your wire orders are invested promptly, you are requested to notify one of the Company's representatives (toll-free 1-800-282-4404) prior to the wire.


AUTOMATIC INVESTMENT PLAN


    After establishing an account with the Company, investors may purchase shares of the Funds through an Automatic Investment Plan, under which an amount specified by the shareholder equal to at least the applicable minimum for an investment amount on a monthly basis will be sent to the Transfer Agent from the investor's bank for investment in the Company. Investors who are participants in the Company's Systematic Withdrawal Plan should not at the same time participate in the Automatic Investment Plan. Investors interested in the Automatic Investment Plan or seeking further information should contact a Participating Dealer or Company representative. Shares to be held in broker street name may not be purchased through the Automatic Investment Plan.


OTHER PURCHASE INFORMATION


    The purchase price for the Class A shares of a Fund is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the order is received by the Company and for the Class B shares and Class C shares of the Funds is based on the net asset value per share next determined after the order is received by the Company. Participating Dealers are responsible for forwarding orders they receive to the Company by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above and the failure to do so will result in the investors being unable to obtain that day's net asset value. See "Valuation of Shares." An order received prior to the regular close of the NYSE, which is currently 4:00 p.m. (Eastern Time), will be executed at the price computed on the date of receipt as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. An order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. If you purchase shares of a Fund directly, you must make payment by check or Federal Funds to effect your purchase of the shares and obtain the price for the shares as described above. Purchasing shares of a Fund is different from placing a trade for securities at a given price and having a certain number of days in which to make settlement or payment for the securities.



    In the interest of economy and convenience and because of the operating procedures of the Company, certificates representing shares of the Funds will normally not be issued. All shares purchased are confirmed to you and you will have the same rights and ownership with respect to such shares as if certificates had been issued.



    To ensure that checks are collected by the Company, withdrawals of investments made by check are not presently permitted until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Fund shares, which generally will be within 15 days. As a condition of this offering, if a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Company and/or its agents incur. If you are already a shareholder, the Company may redeem shares from your account(s) to reimburse the Company and/or its agents for any loss. In addition, you may be prohibited or restricted from making future purchases in the Company.



    Investors who purchase Class A shares of the Funds directly rather than through a Participating Dealer will pay the public offering price including the sales charge, and the sales charge will be payable, as described under "Purchase of Shares -- Offering Price of Class A Shares" above, to Morgan Stanley unless a Participating Dealer is designated on the account application. Investors may also invest in the Funds by purchasing shares through Participating Dealers.


                              REDEMPTION OF SHARES


    You may withdraw all or any portion of the amount in your account by redeeming shares at any time. Please note that purchases made by check are not permitted to be redeemed until the Fund's depository bank has made fully available for withdrawal the check amount used to purchase Company shares, which generally will be within 15 days. The Company will redeem shares of a Fund at its next determined net asset value. A CDSC of 1.00% will be imposed on certain Class A shares of a Fund that were purchased without payment of the initial sales charge due to the size of the purchase and are redeemed within one year of purchase. A maximum CDSC of 5.00% which decreases in steps to 0% after six years, will be imposed on certain Class B shares of the Funds that are redeemed within six years of purchase. A CDSC of 1.00% will be imposed on certain Class C shares of the Funds that are redeemed within one year of purchase. See "Purchase of Shares." The CDSC will be imposed on the lesser of the current market value or the total cost of the shares being redeemed. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time. On days when the NYSE is open for business, the net asset value per share of each Fund is determined at the regular close of trading of the NYSE (currently 4:00 p.m. Eastern Time). Shares of the Funds may be redeemed by mail or telephone. The amount you receive upon redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Fund at the time of purchase and of redemption, among other factors.

    The CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from IRA or other retirement plans or following the death or disability (as defined in the Code) of a shareholder of the Company.


    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described below. Shares held in broker street name may be redeemed only by contacting your Participating Dealer.

BY MAIL


    Each Fund will redeem its shares at the net asset value next determined after your request is received, if your request is received in "good order" by the Transfer Agent. If applicable, a CDSC will be deducted. Your request should be addressed to Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798, except that deliveries by overnight courier should be addressed to Morgan Stanley Fund, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913.


    "Good order" means that the request to redeem shares must include the following documentation:

        (a) A letter of instruction or a stock assignment with stock certificate, if any, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) Any required signature guarantees (see "Further Redemption Information" below); and

        (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should consult with their Participating Dealers or with a Company representative.


BY TELEPHONE


    Unless you have elected on the New Account Application or on a separate form supplied by the Transfer Agent not to utilize the telephone redemption and exchange privileges, you or your Participating Dealer can request a redemption of your shares by calling the Company and requesting the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Company's representatives for further details. In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or overnight courier, and it will be implemented at the net asset value next determined after it is received minus the CDSC, if any. The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or the Transfer Agent may be responsible for losses, liabilities, costs or expenses for acting upon telephone transactions if procedures are not followed to confirm that such transactions are genuine.

    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER. A fee of $8.00 may be imposed on wire redemptions of shares of a Fund that will be deducted from the redemption proceeds.


    To change the name of the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed.

SYSTEMATIC WITHDRAWAL PLAN


    A shareholder of $5,000 or more of the Company's shares at the Offering Price (net asset value plus the sales charge, if any) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment on approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may result in a gain or loss for tax purposes and may reduce or even exhaust the shareholder's Company account. To protect shareholders and the Funds, if the Systematic Withdrawal Plan is not established when an account is opened, a signature guarantee is required to establish a Systematic Withdrawal Plan subsequently if withdrawal payments are directed to an address other than the address of record, or if a change of address request has been submitted in the last 30 days. See "Further Redemption Information" below.



    The purchase of Class A shares of the Funds while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. The purchase of certain Class B shares or Class C shares of the Funds while participating in the Systematic Withdrawal Plan may be disadvantageous because the new shares will be subject to a CDSC for up to six years after purchase, or a CDSC for the first year after purchase, respectively. Therefore, the Company will not knowingly permit additional investments of less than $2,000 in a Fund if the investor is at the same time making systematic withdrawals. The Company reserves the right to amend the Systematic Withdrawal Plan on thirty days' notice. The plan may be terminated at any time by the investor or the Company.



    The CDSC on Class B shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B shares of a Fund at the time the Systematic Withdrawal Plan commences, provided that the shareholder elects to have all dividends and distributions on the shareholder's Class B shares automatically reinvested in additional Class B shares. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.

    See "Purchase of Shares" for a description of the circumstances under which a CDSC on Class A shares, Class B shares and Class C shares, respectively, may be assessed on redemptions of such shares made through the Systematic Withdrawal Plan as described above.

FURTHER REDEMPTION INFORMATION


    The Company will ordinarily pay for shares redeemed through broker-dealers using electronic purchase and redemption systems within three business days after receipt of a redemption request through such system. In other situations, the Company will ordinarily make payment for all shares redeemed under this procedure within one business day of receipt of the request, but except as described below payment will be made no more than seven days after receipt of a redemption request in good order. Payment for redeemed shares will ordinarily be sent to the shareholder within three business days after receipt of the request in proper form, except that the Company may delay the mailing of the redemption check, or a portion thereof, until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Fund shares, which generally will be within 15 days. The Company may suspend the right of redemption or postpone the date of redemption at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC.



    Due to the relatively high cost of maintaining smaller accounts, the Company reserves the right to redeem shares in any account invested in a Fund having a value of less than $1,000. The Company, however, will not redeem shares based solely upon market reductions in net asset value. If at any time your total investment does not equal or exceed the stated minimum value, you may be notified of this fact and you will be allowed at least 60 days to make an additional investment before the redemption is processed.



    To protect your account, the Company and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests. A guarantor must be a bank, a trust company, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. Please contact the Transfer Agent at 1-800-282-4404 for further information. See "Redemption of Shares" in the Statement of Additional Information.


                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    You may exchange shares that you own in the Funds for shares of the same class other Funds. Shares of the Funds may be exchanged by mail or telephone, except that no shares may be exchanged by telephone if you have elected on the New Account Application or on a separate form supplied by the Transfer Agent not to accept the telephone redemption and exchange privilege. Before you make an exchange, you should read the Prospectus of the new Funds in which you seek to invest. Because an exchange transaction is treated as a redemption followed by a purchase, an exchange would be considered a taxable event for shareholders subject to tax. The exchange privilege is only available with respect to Funds that are registered for sale in a shareholder's state of residence. The exchange privilege may be modified or terminated by the Company at any time upon 60 days' notice to shareholders.



    No CDSC, if one is otherwise applicable, will be assessed at the time of the exchange if the shareholder exchanges from one class of a Fund into the same class of another Fund. For purposes of determining whether a shareholder's redemption after an exchange will be subject to a CDSC, the shareholder's holding period of shares acquired through an exchange will be related back to the time the shareholder purchased the Company shares that were initially exchanged so long as the shares are held in the same class of the Funds. As an example, Class A share purchases of $1,000,000 or more, purchased at net asset value, will not be assessed the 1.00% CDSC if exchanged into Class A shares of another Fund during the first year after purchase. Class B shares of a Fund will not be assessed the Class B CDSC if exchanged into Class B shares of another Fund during the first six years after purchase. Class C shares of a Fund will not be assessed the Class C CDSC if exchanged into Class C shares of another Fund during the first year after purchase. If the initial shares of a Fund purchased by the investor were not subject to any sales load or CDSC on such shares, then no sales load or CDSC for shares of the same class will be imposed on any subsequent exchanges involving such shares.



    Morgan Stanley will tender the shares offered for exchange for redemption by the Company and will use the proceeds to purchase shares of the designated purchased Fund(s) on the shareholder's behalf. Under normal circumstances, Morgan Stanley will use the proceeds from shares redeemed on any day to purchase shares on the same Business Day.



    Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders.



    Exchange of Fund shares held in broker street name may not be accomplished by mail or telephone as described below. For shares that are held in broker street name, you cannot request exchange by telephone or by mail; such shares may be exchanged only by contacting your Participating Dealer.


BY MAIL


    In order to exchange shares by mail, you should include in the exchange request the name and account number of your current Fund(s) and the class of such Fund(s), if applicable, the name of the Fund(s) and the class of such Fund(s), if applicable, from which and into which you intend to exchange shares, and the signatures of all registered account holders. Send the exchange request to the Transfer Agent, Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798.


BY TELEPHONE


    When exchanging shares by telephone, have ready your account number, the names of the Fund(s) and class of such Fund(s), if applicable, from which and into which you intend to exchange shares, your Social Security number or Tax I.D. number, and your account address. Requests for telephone exchanges received prior to 4:00 p.m. (Eastern Time) are processed at the close of business that same day based on the net asset value of the applicable Fund(s) at such time. Requests received after 4:00 p.m. (Eastern Time) are processed the next

Business Day based on the net asset value determined at the close of business on such day. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.

TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the Transfer Agent, P.O. Box 2798, Boston, Massachusetts 02208-2798. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.


                              VALUATION OF SHARES


    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such class of shares, less all liabilities attributable to such class of shares, by the total number of outstanding shares of such class of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.



    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.



    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of

Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.

    Although the legal rights of Class A, Class B and Class C shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.


                             PORTFOLIO TRANSACTIONS



    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Funds. The Adviser may place portfolio orders with qualified broker-dealers who recommend the Funds to their client's or who act as agents in the purchase of shares of the Funds for their clients.



    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley, affiliates of the Adviser or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.



    Although the objective of each Fund is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. The High Yield Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances. Market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the annual portfolio turnover rates for the Funds, see "Financial Highlights" above. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by the Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Fund.


                            PERFORMANCE INFORMATION


    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income tax consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and/or Morgan Stanley Capital International.

    From time to time the Funds may advertise "yield." Yield figures are based on historical performance and are not intended to indicate future performance. The "yield" of such Funds refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). The 30-day yield is further described under "Performance Information" in the Statement of Additional Information. The Company may also use comparative performance information from time to time in marketing Fund shares, including data from Lipper Analytical Services, Inc. and/or Donoghue's Money Fund Report.



    The respective performance figures for Class B shares and Class C shares of the Funds will generally be lower than those for Class A shares of the Funds because of the larger distribution fee charged to Class B shares and Class C shares.


                          DIVIDENDS AND DISTRIBUTIONS


    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge for Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.



    Each of the Global Fixed Income, Worldwide High Income and High Yield Funds expects to distribute net investment income monthly and will distribute any net realized gains at least annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.



    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.



    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of each Fund the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Funds. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.

                                     TAXES


TAX STATUS OF THE FUNDS


    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.


    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds and their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.



    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code, generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.



    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to its shareholders.


TAX STATUS OF DISTRIBUTIONS


    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Such dividends paid by a Fund generally will not qualify for the dividends-received deduction to corporations.



    Distributions of net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses and any available capital loss carryforward) are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.



    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.



    Dividends and other distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less that the Shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from a Fund.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.


                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 21.75 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Company is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.



    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of September 30, 1996, Morgan Stanley Group Inc., 1585 Broadway, New York, NY 10036, was presumed to "control" the High Yield Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Fund.


REPORTS TO SHAREHOLDERS


    The Company will send to its shareholders annual and semiannual reports; the financial statements appearing in annual reports are audited by independent accountants.



    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.


CUSTODIAN


    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING AND TRANSFER AGENT


    Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913, acts as dividend disbursing and transfer agent for the Company.


INDEPENDENT ACCOUNTANTS


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MORGAN STANLEY FUND, INC.

          GLOBAL FIXED INCOME, WORLDWIDE HIGH INCOME AND HIGH YIELD FUNDS
            P.O. BOX 2798, BOSTON, MA 02208-2798 (800-282-4404)      NEW ACCOUNT
APPLICATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
    / /  Individual    / /  Joint Tenants    / /  Trust    / /  Gift/Transfer to
Minor                       / /  Other____________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call Chase Global Funds Services Company ("CGFSC") at 800-282-4404 or your investment dealer to obtain the IRA application.


---------------------------------------------    --------------------------------------------------------------------------
Name(s) (PLEASE PRINT)                           Social Security Number(s) or Taxpayer Identification Number(s) ("TIN(s)")

---------------------------------------------    --------------------------------------------------------------------------
Name                                             Telephone Number

---------------------------------------------
Address

---------------------------------------------
City/State/Zip


--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $1,000 and $100, respectively, except for IRAs, for which the minimum amounts are $250 and $50, respectively. Attach a check payable to MORGAN STANLEY FUND, INC. -- Investment Fund name.


Morgan Stanley Global Fixed Income Fund   Class A(601)       $ ------   Class B(626)   $ ------   Class C(651)   $ ------
Morgan Stanley Worldwide High Income Fund Class A(604)       $ ------   Class B(629)   $ ------   Class C(654)   $ ------
Morgan Stanley High Yield Fund              Class A(607)     $ ------   Class B(631)   $ ------   Class C(657)   $ ------
                                                                                      Total Initial Investment:  $ ------



NOTE: IF INVESTING BY WIRE, YOU MUST OBTAIN A A.  By Mail: Enclosed is a check in the amount of $
BANK WIRE CONTROL NUMBER. TO DO SO, PLEASE   ----------------------- payable to Morgan Stanley Fund, Inc.
CALL 800-282-4404.                           B.  By Wire: A bank wire in the amount of $
                                             ----------------------- has been sent to Morgan Stanley Fund,
                                             Inc.from -------------------------------------------
                                             -------------------------------------------
                                                 Control Number Name of Bank                              Wire


CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS: All capital gain and dividend distributions will be reinvested in additional shares unless appropriate boxes below are checked:


All Dividends are to be                         / /  reinvested   / /  paid in cash
All Capital Gains are to be                     / /  reinvested   / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------


TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO PRE-DESIGNATED
You will automatically have telephone exchange and redemption     ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We hereby authorize CGFSC to act upon instructions received
CGFSC to act as your agent to act upon instructions received      by telephone to withdraw $1,000 or more from my/our account in
by telephone in order to effect such privileges unless you        Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account. I/ We understand that CGFSC charges an $8.00 fee for each wire redemption, which will be deducted from the proceeds of the redemption.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------

                    / /  telephone exchange privileges            Name of Bank
                    / /  telephone redemption privileges          -------------------------------------------------------
                                                                  Bank A.B.A. Number -----------------    Account Number
                                                                  -----------------
      for myself/ourselves or my/our investment dealer.
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We further acknowledge that it is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name and address in which my/our fund account is registered                         ATTACH A VOIDED CHECK HERE
unless I check the following box and complete the information at right.  / /
A corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names and titles of officers authorized to act on its behalf.
The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopying written instructions of transaction requests. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for following instructions received by telephone that it reasonably believes to be genuine.


--------------------------------------------------------------------------------

                       RIGHTS OF ACCUMULATION (OPTIONAL)

--------------------------------------------------------------------------------


Fund shareholders together with members of their families, may be entitled to reduced sales charges with respect to their purchases of Class A shares of Funds of Morgan Stanley Fund, Inc. sold with an initial sales load ("Funds"). You may also receive a reduced sales charge by completing the Letter of Intent as set forth below as provided in the Prospectus of the Morgan Stanley Fund, Inc. (the "Prospectus"). See the Prospectus for details.



To qualify, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.



I/We qualify for the Rights of Accumulation initial sales charge discount described in the Prospectus and Statement of Additional Information of Morgan Stanley Fund, Inc.


/ /  I/We own Class A shares of more than one Fund of Morgan Stanley Fund, Inc.


/ / The registration of some of my/our Class A shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.



LIST OF OTHER ACCOUNTS



ACCOUNT NUMBER(S)                                   NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          LETTER OF INTENT (OPTIONAL)

--------------------------------------------------------------------------------


I/we agree to the Letter of Intent Conditions on the last page of this application.


I/we intend to invest, within a 13-month period beginning on the date hereof (initial purchase date) in Class A shares of the Fund purchased hereunder and the other Fund, an aggregate amount which, together with the value of Class A shares of any of the Funds then owned by me/us, will equal or exceed the amount indicated below:



      / /  $100,000     / /  $250,000     / /  $500,000     / /  $1,000,000

--------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)   / /  Yes   / /  No     Not Available for
IRAs

--------------------------------------------------------------------------------

Available to shareholders with account balances of $5,000 or more.
I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Morgan Stanley Fund, Inc. Account on the designated dates in order to make the following periodic payments:


     / /  Monthly     / /  Quarterly     / /  Semiannually     / /  Annually


(This request for participation in the Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemptions of shares to make the payments elected above will occur on the 25th day of the month prior to payment, or if such day is not a business day, then the next preceding business day.)

Withdrawal ($100 minimum) from:

Fund Name

----------------------------------------------------------   Class  :    --------------  Code  :    --------------

----------------------------------------------------------   Class  :    --------------  Code  :    --------------

----------------------------------------------------------   Class  :    --------------  Code  :    --------------

Please make check payable to:
 (to be completed only if redemption proceeds to be paid
 to other than account holder of record or mailed to
 address other than address of record)
                                                             Recipient -------------------------------------------
                                                             Street Address ------------------------------------
                                                             City, State, Zip Code -----------------------------

*With the systematic withdrawal plan, a maximum of 12% per year may be withdrawn from Class B accounts without being subject to a CDSC.

                                                                  Amount of
----------------------------------------------------------   $ ------------------             ----------%
----------------------------------------------------------   $ ------------------             ----------%
----------------------------------------------------------   $ ------------------             ----------%
Please make check payable to:
 (to be completed only if redemption proceeds to be paid
 to other than account holder of record or mailed to
 address other than address of record)
*With the systematic withdrawal plan, a maximum of 12% per
 being subject to a CDSC.


--------------------------------------------------------------------------------
                      AUTOMATIC INVESTMENT PLAN (OPTIONAL)
--------------------------------------------------------------------------------

I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Funds indicated below at the applicable public offering price determined on that day.


         / /  Monthly on the 5th day        / /  Monthly on the 20th day


Amount of each debit (minimum $100) to be invested as follows:


Fund Name

----------------------------------------  Class  :   ------------  Code  :    ------------  $ ------------------------------------

----------------------------------------  Class  :   ------------  Code  :    ------------  $ ------------------------------------

----------------------------------------  Class  :   ------------  Code  :    ------------  $ ------------------------------------


NOTE: A completed Bank Authorization Form (see below) and a voided personal check MUST accompany this Automatic Investment Plan application.

  ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN--BANK AUTHORIZATION
--------------------------------------------------------------------------------

------------------------------------------------  ------------------------------------------------
Bank Name                                         Bank Address

------------------------------------------------  ------------------------------------------------

Bank Name                                         Bank Account Number


I/We authorize you, the above named bank, to debit my/our account for amounts drawn by Chase Global Funds Services Company, acting as my/our agent for the purchase of Shares of Morgan Stanley Fund, Inc. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

--------------------------------------------------------------------------  --------------------------------------------------------
Account Holder's Name                                                       Joint Account Holder's Name

X ------------------------------------------------        ----------------  X
                                                                            ------------------------------------------------
                                                                            ----------------
                            Signature                            Date       Signature                            Date

--------------------------------------------------------------------------------
                           AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT AND THAT AS REQUIRED BY FEDERAL LAW:


U.S. CITIZEN(S)/TAXPAYER(S):



/ / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING, OR
     (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.



/ / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER TO CGFSC WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH FORM BY CALLING CGFSC AT 800-282-4404.



NON-U.S. CITIZEN(S)/TAXPAYER(S):



INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:

------------------------


UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.



I/We represent that I am/we are of legal age and capacity to purchase shares of the Morgan Stanley Fund, Inc. I/We understand that unless otherwise indicated in this application, my/our investment dealer and I/we will automatically receive telephone exchange and redemption privileges and that Morgan Stanley Fund, Inc. and CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense incurred for acting upon instructions believed to be authentic and in accordance with the procedures set forth in the Prospectus. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Company nor the Distributor is a bank and that Fund shares are not backed or guaranteed by any bank or insured by the FDIC.


THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


X ---------------------------------------------------------------------------------  DATE ---------------------
 OWNER SIGNATURE
X ---------------------------------------------------------------------------------  DATE ---------------------
 OWNER SIGNATURE

Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.)

NOTE: THE FOLLOWING SECTION SHOULD BE COMPLETED ONLY IF YOU ARE INVESTING IN THE
      MORGAN STANLEY FUND, INC. THROUGH A PARTICIPATING DEALER (AN INVESTMENT DEALER).

FOR USE BY AUTHORIZED AGENT (PARTICIPATING DEALER) ONLY


We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Morgan Stanley & Co. Incorporated and with the Prospectus and Statement of Additional Information of the Company. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.


-------------------------------------------------------   -------------------------------------------------------
Investment Dealer's Name                                  Representative's Name

-------------------------------------------------------   -------------------------------------------------------
Branch Number                                             Representative's Telephone Number

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City/State/Zip Code

-------------------------------------------------------   -------------------------------------------------------
Branch Telephone Number                                   Investment Dealer's Authorized Signature

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------


  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.


                           --------------------------

                               TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
Fund Expenses.........................................................    2
Financial Highlights..................................................    6
Prospectus Summary....................................................   10
Investment Objectives and Policies....................................   14
Additional Investment Information.....................................   24
Investment Limitations................................................   33
Management of the Company.............................................   34
Purchase of Shares....................................................   38
Redemption of Shares..................................................   45
Shareholder Services..................................................   48
Valuation of Shares...................................................   50
Portfolio Transactions................................................   51
Performance Information...............................................   51
Dividends and Distributions...........................................   52
Taxes.................................................................   53
General Information...................................................   54
Appendix A............................................................  A-1
New Account Application


                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND
                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND
                                 MORGAN STANLEY
                                HIGH YIELD FUND
                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              MORGAN STANLEY & CO.

                                  INCORPORATED

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------

                       MORGAN STANLEY AMERICAN VALUE FUND
                     MORGAN STANLEY AGGRESSIVE EQUITY FUND
                      MORGAN STANLEY U.S. REAL ESTATE FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.

                P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798
                      FOR INFORMATION CALL 1-800-282-4404

                                 --------------


    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of seventeen diversified and non-diversified investment portfolios (each a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the three Funds listed above. The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator"). Shares are available through Morgan Stanley & Co. Incorporated ("Morgan Stanley" or the "Distributor"), and through investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").



    This Prospectus is designed to set forth concisely the information about the Funds listed above that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Company currently offers the following Funds: (i) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Global Equity Allocation, Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Latin American and Morgan Stanley International Magnum Funds; (ii) U.S. EQUITY -- Morgan Stanley American Value, Morgan Stanley Aggressive Equity and Morgan Stanley U.S. Real Estate Funds; (iii) GLOBAL FIXED INCOME -- Morgan Stanley Global Fixed Income, Morgan Stanley Worldwide High Income and Morgan Stanley High Yield Funds; and (iv) MONEY MARKET -- Morgan Stanley Money Market and Morgan Stanley Government Obligations Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated November 1, 1996, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.



    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR  ANY STATE  SECURITIES COMMISSION,  NOR HAS  THE
      SECURITIES   AND  EXCHANGE   COMMISSION  OR   ANY  STATE  SECURITIES
      COMMISSION  PASSED  UPON   THE  ACCURACY  OR   ADEQUACY  OF   THIS
        PROSPECTUS.  ANY      REPRESENTATION  TO  THE CONTRARY  IS A
                               CRIMINAL OFFENSE.

                THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1996.

                                 FUND EXPENSES


    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:



                                                                              U.S.
                                                                 AGGRESSIVE   REAL
                                                     AMERICAN     EQUITY     ESTATE
SHAREHOLDER TRANSACTION EXPENSES                    VALUE FUND     FUND       FUND
--------------------------------------------------  ----------   --------   --------
Maximum Sales Load Imposed on Purchases (as a
 percentage of offering price)
    Class A.......................................   4.75%(1)    4.75%(1)   4.75%(1)
    Class B.......................................     None        None       None
    Class C.......................................     None        None       None
Maximum Deferred Sales Load (as a percentage of
 the lesser of initial purchase price or current
 market value)
  For Purchases up to $999,999
    Class A.......................................     None        None       None
    Class B.......................................   5.00%(2)    5.00%(2)   5.00%(2)
    Class C.......................................   1.00%(3)    1.00%(3)   1.00%(3)
  For Purchases of $1,000,000 or more
    Class A.......................................   1.00%(1)    1.00%(1)   1.00%(1)
    Class B.......................................   5.00%(2)    5.00%(2)   5.00%(2)
    Class C.......................................   1.00%(3)    1.00%(3)   1.00%(3)
Maximum Sales Load Imposed on Reinvested Dividends
    Class A.......................................     None        None       None
    Class B.......................................     None        None       None
    Class C.......................................     None        None       None
Redemption Fees (4)
    Class A.......................................     None        None       None
    Class B.......................................     None        None       None
    Class C.......................................     None        None       None
Exchange Fees
    Class A.......................................     None        None       None
    Class B.......................................     None        None       None
    Class C.......................................     None        None       None


------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."



(2) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after six years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.



(3) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.



(4) Shareholders will be charged an $8.00 fee for redemptions by wire.

                                                                          U.S.
                                               AMERICAN     AGGRESSIVE    REAL
ANNUAL FUND OPERATING EXPENSES                   VALUE       EQUITY      ESTATE
(AS A PERCENTAGE OF AVERAGE NET ASSETS)          FUND         FUND        FUND
                                               ---------    ---------    -------
Investment Advisory Fee (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................     0.54%          0.50%      0.70%
    Class B..................................     0.54%          0.50%      0.70%
    Class C..................................     0.54%          0.50%      0.70%
12b-1/Service Fees
    Class A..................................     0.25%          0.25%      0.25%
    Class B (6)..............................     1.00%          1.00%      1.00%
    Class C (6)..............................     1.00%          1.00%      1.00%
Other Expenses (after expense reimbursement
 and/or fee waiver) (5)
    Class A..................................     0.71%          0.75%      0.60%
    Class B..................................     0.71%          0.75%      0.60%
    Class C..................................     0.71%          0.75%      0.60%
Total Operating Expenses (after expense
 reimbursement and/or fee waiver) (5)
    Class A..................................     1.50%          1.50%(7)    1.55%
    Class B..................................     2.25%          2.25%(7)    2.30%
    Class C..................................     2.25%          2.25%(7)    2.30%


------------------

(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds listed above, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each such Fund, (i) investment advisory fees absent advisory fee waivers and (ii) expected total operating expenses absent fee waivers and/or expense reimbursements.



                                                     AGGRESSIVE U.S. REAL
                                       AMERICAN      EQUITY      ESTATE
                                      VALUE FUND      FUND        FUND
                                     -------------   -------   ----------
Investment Advisory Fees
 (All Classes).....................      0.85%        0.90%     1.00%
Total Operating Expenses...........
  Class A..........................      1.81%        1.90%     1.85%
  Class B..........................      2.61%        2.65%     2.60%
  Class C..........................      2.58%        2.65%     2.60%



   As a result of these reductions, the Investment Advisory Fees stated above are lower than contractual fees stated under "Management of the Company." The Adviser reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on Company expenses, see "Management of the Company."



(6) Of the 12b-1/Service fees for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.



(7) The ratios of total operating expenses to average net assets exclude the effect of dividend expense on short sales.



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Funds listed above will bear directly or indirectly. The Class A, Class B and Class C expenses and fees for the American Value Fund are based on actual figures for the period ended June 30, 1996. The Class A, Class B and Class C expenses and fees for the Aggressive Equity and U.S. Real Estate Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that each Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 4.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.



                                                                                                U.S.
                                                                                    AGGRESSIVE  REAL
                                                                        AMERICAN     EQUITY    ESTATE
                                                                       VALUE FUND     FUND      FUND
                                                                       ----------   --------   -------
Class A shares
 (If it is assumed there are no redemptions, the expenses are the same.)
1 Year...............................................................   $ 62(1)     $  62(1)   $ 63(1)
3 Years..............................................................     93           93        94
5 Years..............................................................    125            *         *
10 Years.............................................................    218            *         *
Class B shares
 (Assuming complete redemption at end of period)
1 Year...............................................................     73           73        73
3 Years..............................................................    100          100       102
5 Years..............................................................    140            *         *
10 Years (2).........................................................    258            *         *
(Assuming no redemption)
1 Year...............................................................     23           23        23
3 Years..............................................................     70           70        72
5 Years..............................................................    120            *         *
10 Years (2).........................................................    258            *         *
Class C shares
 (Assuming complete redemption immediately prior to the end of period)
1 Year...............................................................     33           33        33
3 Years..............................................................     70           70        72
5 Years..............................................................    120            *         *
10 Years.............................................................    258            *         *
(Assuming no redemption)
1 Year...............................................................     23           23        23
3 Years..............................................................     70           70        72
5 Years..............................................................    120            *         *
10 Years.............................................................    258            *         *


--------------

 * Because the Aggressive Equity and U.S. Real Estate Funds had just recently become operational as of the date of this Prospectus, the Company has not projected expenses beyond the three-year period shown.



(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investment in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.



(2) Class B shares automatically convert to Class A shares after seven years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Class A, Class B and Class C shares of each Fund for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Company's Statement of Additional Information. The Funds' financial highlights for each of the years presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information is contained in the Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              AMERICAN VALUE FUND

                                                           CLASS A
                                   --------------------------------------------------------        CLASS B+
                                     OCTOBER 18,                                               ----------------
SELECTED PER SHARE DATA AND             1993*             YEAR ENDED          YEAR ENDED       AUGUST 1, 1995*
 RATIOS                            TO JUNE 30, 1994     JUNE 30, 1995       JUNE 30, 1996      TO JUNE 30, 1996
--------------------------------   ----------------    ----------------    ----------------    ----------------
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................   $          12.00    $          11.70    $          12.89    $          13.37
                                            -------             -------             -------              ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.........               0.17                0.27                0.27                0.15
  Net Realized and Unrealized
   Gain (Loss)..................              (0.30)               1.44                1.94                1.46
                                            -------             -------             -------              ------
  Total from Investment
   Operations...................              (0.13)               1.71                2.21                1.61
                                            -------             -------             -------              ------
DISTRIBUTIONS
  Net Investment Income.........              (0.17)              (0.28)              (0.27)              (0.15)
  In Excess of Net Investment
   Income.......................                 --                  --               (0.01)              (0.01)
  Net Realized Gain.............                 --               (0.24)              (0.19)              (0.19)
                                            -------             -------             -------              ------
  Total Distributions...........              (0.17)              (0.52)              (0.47)              (0.35)
                                            -------             -------             -------              ------
NET ASSET VALUE, END OF
 PERIOD.........................   $          11.70    $          12.89    $          14.63    $          14.63
                                            -------             -------             -------              ------
                                            -------             -------             -------              ------
TOTAL RETURN (1)................              (1.12)%             15.01%              17.41%              12.29%
                                            -------             -------             -------              ------
                                            -------             -------             -------              ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).........................   $         10,717    $         20,675    $         19,674    $          2,485
Ratio of Expenses to Average Net
 Assets (2).....................               1.50%**             1.50%               1.50%               2.25%**
Ratio of Net Investment Income
 to Average Net Assets (2)......               2.14%**             2.29%               1.90%               1.18%**
Portfolio Turnover Rate.........                 17%                 23%                 41%                 41%
---------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income............   $           0.08    $           0.05    $           0.04    $           0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.......................               2.48%**             1.96%               1.81%               2.61%**
  Net Investment Income to
   Average Net Assets...........               1.16%**             1.83%               1.59%               0.82%**
---------------------------------------------------------------------------------------------------------------

                                                           CLASS C
                                   --------------------------------------------------------
                                     OCTOBER 18,
SELECTED PER SHARE DATA AND             1993*             YEAR ENDED          YEAR ENDED
 RATIOS                            TO JUNE 30, 1994     JUNE 30, 1995       JUNE 30, 1996
--------------------------------   ----------------    ----------------    ----------------
--------------------------------   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................   $          12.00    $          11.69    $          12.89
                                             ------             -------             -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.........               0.11                0.17                0.16
  Net Realized and Unrealized
   Gain (Loss)..................              (0.31)               1.44                1.94
                                             ------             -------             -------
  Total from Investment
   Operations...................              (0.20)               1.61                2.10
                                             ------             -------             -------
DISTRIBUTIONS
  Net Investment Income.........              (0.11)              (0.17)              (0.15)
  In Excess of Net Investment
   Income.......................                 --                  --               (0.01)
  Net Realized Gain.............                 --               (0.24)              (0.19)
                                             ------             -------             -------
  Total Distributions...........              (0.11)              (0.41)              (0.35)
                                             ------             -------             -------
NET ASSET VALUE, END OF
 PERIOD.........................   $          11.69    $          12.89    $          14.64
                                             ------             -------             -------
                                             ------             -------             -------
TOTAL RETURN (1)................              (1.70)%             14.13%              16.50%
                                             ------             -------             -------
                                             ------             -------             -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).........................   $          7,237    $         13,867    $         21,193
Ratio of Expenses to Average Net
 Assets (2).....................               2.25%**             2.25%               2.25%
Ratio of Net Investment Income
 to Average Net Assets (2)......               1.39%**             1.54%               1.17%
Portfolio Turnover Rate.........                 17%                 23%                 41%
--------------------------------   --------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income............   $           0.08    $           0.05    $           0.04
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.......................               3.28%**             2.71%               2.58%
  Net Investment Income to
   Average Net Assets...........               0.36%**             1.08%               0.84%
--------------------------------   --------------------------------------------------------


 *  Commencement of operations

 **  Annualized


 + The American Value Fund began offering the current Class B shares on August 1, 1995.



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



(2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 0.85% of the average daily net assets of the American Value Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the American Value Fund to the extent that the total operating expenses of the Fund exceed 1.50% of the average daily net assets relating to the Class A shares and 2.25% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $102,000, $110,000 and $134,000, respectively, for the American Value Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             AGGRESSIVE EQUITY FUND


                                    CLASS A            CLASS B            CLASS C
                                ---------------    ---------------    ---------------
                                     JANUARY 2,         JANUARY 2,         JANUARY 2,
                                          1996*              1996*              1996*
SELECTED PER SHARE DATA AND         TO JUNE 30,        TO JUNE 30,        TO JUNE 30,
 RATIOS                                    1996               1996               1996
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $         12.00    $         12.00    $         12.00
                                        -------            -------            -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.......             0.06               0.03               0.03
  Net Realized and Unrealized
   Gain.......................             2.40               2.39               2.38
                                        -------            -------            -------
  Total From Investment
   Operations.................             2.46               2.42               2.41
                                        -------            -------            -------
DISTRIBUTIONS
  Net Investment Income.......            (0.06)             (0.04)             (0.04)
                                        -------            -------            -------

NET ASSET VALUE, END OF
 PERIOD.......................  $         14.40    $         14.38    $         14.37
                                        -------            -------            -------
                                        -------            -------            -------
TOTAL RETURN (1)..............            20.52%             20.18%             20.10%
                                        -------            -------            -------
                                        -------            -------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................  $         5,382    $         2,426    $         2,582
Ratio of Expenses to Average
 Net Assets (2)...............             2.03%**            2.67%**            2.67%**
Ratio of Net Investment Income
 to Average Net Assets (2)....             1.22%**            0.43%**            0.44%**
Portfolio Turnover Rate.......              204%               204%               204%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income..........  $          0.06    $          0.07    $          0.07
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.....................             3.26%**            3.79%**            3.80%**
  Net Investment Income to
   Average Net Assets.........            (0.01)%**           (0.69)%**           (0.69)%**
  Ratio of Expenses to Average
   Net Assets Excluding
   Dividend Expense on
   Securities Sold. Short                  1.50%**            2.25%**            2.25%**
-------------------------------------------------------------------------------------


 *  Commencement of operations



 **  Annualized


(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.


(2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of .90% of the average daily net assets of Aggressive Equity Fund. The Adviser has agreed to wave a portion of this fee and/or reimburse expenses of the Aggressive Equity Fund to the extent that total operating expenses of the Fund, excluding dividend expense of securities sold short, exceed 1.50% of the average daily net assets relating to the Class A shares and 2.25% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $41,000 for the Aggressive Equity Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             U.S. REAL ESTATE FUND



                                    CLASS A            CLASS B            CLASS C
                                ---------------    ---------------    ---------------
                                 MAY 1, 1996*       MAY 1, 1996*       MAY 1, 1996*
SELECTED PER SHARE DATA AND       TO JUNE 30,        TO JUNE 30,        TO JUNE 30,
 RATIOS                              1996               1996               1996
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $         12.00    $         12.00    $         12.00
                                        -------             ------             ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income.......             0.08               0.07               0.07
  Net Realized and Unrealized
   Gain.......................             0.48               0.48               0.48
                                        -------             ------             ------
  Total From Investment
   Operations.................             0.56               0.55               0.55
                                        -------             ------             ------
DISTRIBUTIONS
  Net Investment Income.......            (0.04)             (0.03)             (0.03)
                                        -------             ------             ------

NET ASSET VALUE, END OF
 PERIOD.......................  $         12.52    $         12.52    $         12.52
                                        -------             ------             ------
                                        -------             ------             ------
TOTAL RETURN (1)..............             4.63%              4.54%              4.54%
                                        -------             ------             ------
                                        -------             ------             ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (000s).......................  $         1,829    $         2,197    $         1,782
Ratio of Expenses to Average
 Net Assets (2)...............             1.55%**            2.30%**            2.30%**
Ratio of Net Investment Income
 to Average Net Assets (2)....             4.11%**            3.35%**            3.39%**
Portfolio Turnover Rate.......                0%                 0%                 0%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to Net
   Investment Income..........  $          0.08    $          0.07    $          0.08
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets.....................             5.58%**            6.34%**            6.32%**
  Net Investment Income to
   Average Net Assets.........             0.08%**           (0.69)%**           (0.63)%**
-------------------------------------------------------------------------------------



 *  Commencement of operations



 **  Annualized



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



(2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the U.S. Real Estate Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the U.S. Real Estate Fund to the extent that the total operating expenses of the Fund exceed 1.55% of the average daily net assets relating to the Class A shares and 2.30% of the average daily net assets relating to the Class B and Class C shares. For the fiscal period ended June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $35,000 for the U.S. Real Estate Fund.

                               PROSPECTUS SUMMARY


THE COMPANY



    The Company currently consists of seventeen investment portfolios which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. providing services as Adviser and Administrator and Morgan Stanley & Co. Incorporated providing services as Distributor. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:


    - The   AMERICAN  VALUE  FUND  seeks  high  total  return  by  investing  in undervalued equity securities of small-to medium-sized corporations.

    - The  AGGRESSIVE  EQUITY  FUND  seeks  capital  appreciation  by  investing
      primarily   in  a  non-diversified  portfolio   of  corporate  equity  and
      equity-linked securities.

    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.


    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of these other Funds are listed below:


GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.

    - The   EMERGING  MARKETS  FUND  seeks  long-term  capital  appreciation  by investing primarily in equity securities of emerging country issuers.


    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and by investing from time to time in debt securities issued or guaranteed by Latin American governments or governmental entities.


    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

U.S. EQUITY FUNDS:

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

GLOBAL FIXED INCOME FUNDS:


    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers located throughout the world, including U.S. issuers.



    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the nationally recognized statistical rating organizations.


    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.

MONEY MARKET FUNDS:


    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining the liquidity and stability of principal.


    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.

INVESTMENT MANAGEMENT


    Morgan Stanley Asset Management Inc. (the "Adviser" and the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Group Inc., which, together with its affiliated asset management companies, had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to the Company and each of its Funds. See "Management of the Fund -- Investment Adviser" and "-- Administrator." Morgan Stanley Group Inc. has entered into a definitive agreement to purchase the parent company of Van Kampen American Capital, Inc. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $58.7 billion in assets under management as of September 30, 1996. The acquisition is expected to have closed by October 31, 1996.

RISK FACTORS


    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The American Value and Aggressive Equity Funds invest in small- to medium-sized corporations, which are more vulnerable to financial risks and other risks than larger corporations, and therefore may involve a higher degree of risk and price volatility than investments in the securities of larger corporations. Each of such Funds may invest in futures contracts. Each Fund described herein may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. The Aggressive Equity Fund may invest in PERCS, ELKS, LYONs and similar securities which are convertible upon various terms and conditions into equity securities, may borrow for purposes of leverage, invest in reverse repurchase agreements and engage in short selling. Because the U.S. Real Estate Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. Because it is expected that the U.S. Real Estate Fund will invest a substantial portion of its assets in real estate investment trusts ("REITs"), the U.S. Real Estate Fund may also be subject to certain risks and costs associated with the direct investments of REITs. The American Value, U.S. Real Estate and Aggressive Equity Funds may invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including, among other risks, changes in currency rates and in exchange control regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, potential price volatility and lesser liquidity of shares traded on securities markets, less government supervision and regulation of securities markets, changes in taxes on income on securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, the risk of war and potentially greater difficulty in obtaining a judgment in a court outside the United States. The American Value and Aggressive Equity Funds may also invest in forward foreign currency exchange contracts, and the American Value Fund may invest in foreign currency exchange options, to hedge the currency risks associated with investment in non-U.S. dollar denominated securities. The U.S. Real Estate and Aggressive Equity Funds may buy and sell options. Because the U.S. Real Estate Fund and Aggressive Equity Fund are non-diversified portfolios, each of these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk resulting from such concentration of its portfolio securities. In addition, each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Each Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies" and "Additional Investment Information" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.


HOW TO INVEST


    The Class A, Class B and Class C shares of the Funds described herein are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 4.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are  subject  to a  contingent deferred  sales  charge ("CDSC")  for redemptions
within  six   years   of   purchase   and   are   subject   to   higher   annual
distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through Morgan Stanley, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $1,000 for each class of a Fund, except that the minimum initial investment amount for individual retirement accounts ("IRAs") is $250. The minimum for subsequent investments is $100, except that the minimum for subsequent investments for IRAs is $50 and there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM


    Shares of each Fund may be redeemed at any time at the net asset value per share of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. A Class A shareholder of a Fund who did not pay an initial sales charge due to the size of the purchase and redeems shares within one year of purchase will be subject to a CDSC of 1.00%. Certain Class B shares that are redeemed within six years of purchase are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after six years. Certain Class C shares that are redeemed within one year of purchase are subject to a CDSC of 1.00%. The CDSC for each class is applicable to the lesser of the current market value of the shares redeemed or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time. If a shareholder reduces his/her total investment in shares of a Fund to less than $1,000, the entire investment may be subject to involuntary redemption. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objectives. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that a Fund will attain its objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.


THE AMERICAN VALUE FUND


    The American Value Fund's investment objective is to provide high total return by investing in equity securities of small- to medium-sized corporations that the Adviser believes to be undervalued relative to the stock market in general at the time of purchase. The Fund invests primarily in corporations domiciled in the United States with equity market capitalizations which range generally from $70 million up to $1 billion, but may from time to time invest in similar size foreign corporations. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities of corporations whose equity market capitalization is up to $1 billion. The Fund may also invest in equity securities of other corporations but will generally not invest in the 500 largest corporations in the United States. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, and similar equity interests, such as trusts or partnership interests. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO")) or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. These investments may or may not carry voting rights.


    The Adviser invests with the philosophy that a diversified portfolio of undervalued, small- to medium-sized companies will provide high total return in the long run. Companies considered attractive will have the following characteristics:

    1. Stocks will most often have yields distinctly above the average of companies with similar capitalizations.

    2. The market prices of the stocks will be undervalued relative to the normal earning power of the companies.

    3. Stock prices will be low relative to the intrinsic value of the companies' assets.

    4. Stocks will be of high quality, in the Adviser's judgment, as evaluated by the companies' balance sheets, income statements, franchises and product competitiveness.


    The thrust of this approach is to seek investments in stocks for which investor enthusiasm is currently low, as reflected in their valuation, but which have the financial and fundamental features which, according to the Adviser's assessment, will allow the stocks to achieve a higher valuation. Value is achieved and exposure is reduced for the American Value Fund when the investment community's perceptions improve and the stocks approach what the Adviser believes is fair valuation. The Fund will invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies.


    The Adviser takes a long-term approach by placing a strong emphasis on its ability to identify attractive values. The Adviser does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading. The Adviser may take advantage of short-term opportunities, however, that are consistent with its objective of high total return. The Fund will maintain diversity among industries and will not invest more than 25% of its total assets in the stocks of issuers in any one industry.



    The American Value Fund invests primarily in small- to medium-sized companies domiciled in the United States. The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities. See "Additional Investment Information -- Non-Publicly Traded
Securities, Private Placements and Restricted Securities." The Fund may on occasion invest in equity securities of foreign issuers that trade on a United States exchange or over-the-counter either directly or in the form of American Depositary Receipts. See "Additional Investment Information -- Depositary Receipts."



    For temporary defensive purposes, the American Value Fund may invest in many market instruments and medium-term debt securities that the Adviser believes to be of high-quality, or hold cash. See "Additional Investment Information -- Temporary Investments."



    For   further  information  about  the   foregoing  and  certain  additional
investment practices of the American Value Fund, see "Additional Investment Information" below.


THE AGGRESSIVE EQUITY FUND


    The Aggressive Equity Fund's investment objective is to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. With respect to the Fund, equity and equity-linked securities include common and preferred stock, convertible securities, rights and warrants to purchase common stock, equity related options and futures, and specialty securities, such as ELKS, LYONs and PERCS of U.S., including, to a limited extent, securities of foreign issuers. As a non-diversified portfolio, the Fund can be more heavily weighted in fewer stocks than a diversified portfolio. See "Investment Limitations." Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity and equity-linked securities. Equity-linked securities, such as ELKS, LYONs and PERCS, are derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate or index. See "Additional Investment Information -- Convertible Securities, Warrants and Equity-Linked Securities" and "Derivatives" below.



    The Adviser employs a flexible and eclectic investment process in pursuit of the Aggressive Equity Fund's investment objective. In selecting securities for the Fund, the Adviser concentrates on a universe of rapidly growing, high quality companies and on companies in lower, but accelerating, earnings growth situations. The Adviser's universe of potential investments generally comprises companies with market capitalizations of $500 million or more but smaller market capitalization securities may be purchased from time to time. The Fund is not restricted to investments in specific markets sectors. The Adviser uses its research capabilities, analytical resources and judgment to assess economic,
industry    and    market    trends,    as    well    as    individual   company
developments, to select promising investments for the Fund. The Adviser concentrates on companies with strong, communicative managements and clearly defined strategies for growth. In addition, the Adviser rigorously assesses earnings results. The Adviser seeks companies which will deliver surprisingly strong earnings growth. Valuation is of secondary importance to the Adviser and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations. The Fund is free to invest in any equity or equity-linked security that, in the Adviser's judgment, provides above-average potential for capital appreciation.



    In selecting investments for the Aggressive Equity Fund, the Adviser emphasizes individual security selection. Overweighted sector positions and issuer positions may result from the investment process. The Fund has a long-term investment perspective; however, the Adviser may take advantage of short-term opportunities that are consistent with the Fund's objective by selling recently purchased securities which have increased in value.



    The Aggressive Equity Fund may invest in equity and equity-linked securities of domestic and foreign corporations. However, the Fund does not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign companies. The Fund may invest in securities of foreign issuers directly or in the form of depositary receipts. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. The Fund may from time to time and consistent with applicable legal requirements sell securities short that it owns (i.e., "against the box") or borrows. The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities. See "Additional Investment Information."



    The Aggressive Equity Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. See "Additional Investment Information -- Borrowing and Other Forms of Leverage."



    For temporary defensive purposes, the Aggressive Equity Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.



    For  further  information  about   the  foregoing  and  certain   additional
investment practices of the Aggressive Equity Fund, see "Additional Investment Information" below.


THE U.S. REAL ESTATE FUND


    The investment objective of the U.S. Real Estate Fund is to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). With respect to this Fund, equity securities include common stocks, shares or units of beneficial interest of REITs, limited partnership interests in master limited partnerships, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stock.

    Under normal circumstances, at least 65% of the U.S. Real Estate Fund's total assets will be invested in income producing equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry. For purposes of the Fund's investment policies, a company is "principally engaged" in the real estate industry if, as determined by the Adviser, (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) it has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. Companies in the real estate industry may include among others: REITs, master limited partnerships that invest in interests in real estate, real estate operating companies, and companies with substantial real estate holdings, such as hotel companies, residential builders and land-rich companies. The Fund seeks to invest in equity securities of companies that provide a dividend yield that exceeds the composite dividend yield of securities comprising the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").



    A substantial portion of the U.S. Real Estate Fund's total assets will be invested in securities of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The Fund will invest primarily in Equity REITs. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also indirectly, the management expenses of underlying REITs.



    The U.S. Real Estate Fund will concentrate in the U.S. real estate industry, but may not invest more than 25% of its total assets in securities of companies in any one other industry (for these purposes the U.S. Government, its agencies and instrumentalities are not considered an industry). Under normal circumstances, the Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by real estate companies or secured by real estate assets and rated, at time of purchase, in one of the four highest rating categories by an NRSRO or determined by the Adviser to be of comparable quality at the time of purchase; high quality money market instruments; or debt securities rated in one of the two highest ratings categories by an NRSRO, consisting of corporate debt securities and U.S. Government securities. Securities rated in the lowest category of investment grade securities have speculative characteristics. Investment grade securities are securities that are rated in one of the four highest rating categories by an NRSRO. The Fund may also, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities.



    For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be of high-quality, or hold cash. See "Additional Investment Information -- Temporary Investments."

    For   further  information  about  the   foregoing  and  certain  additional
investment practices of the U.S. Real Estate Fund, see "Additional Investment Information" below.



    RISK FACTORS RELATING TO U.S. REAL ESTATE PORTFOLIO. The investment policies of the U.S. Real Estate Fund entail certain risks and considerations of which an investor should be aware. Because the Fund invests primarily in the securities of companies principally engaged in the real estate industry, its investments may be subject to the risks associated with the direct ownership of real estate. These risks include: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of the Fund's investments. The Fund's share price and investment return fluctuate, and a shareholder's investment when redeemed may be worth more or less than his original cost.



    Because the U.S. Real Estate Fund may invest a substantial portion of its assets in REITs, the Fund may also be subject to certain risks associated with the direct investments of REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). Changes in prevailing interest rates may inversely affect the value of the debt securities in which the Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.



                       ADDITIONAL INVESTMENT INFORMATION


BORROWING AND OTHER FORMS OF LEVERAGE


    The Aggressive Equity Fund is authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowing for investment purposes or to pay dividends. Borrowing creates leverage which is a speculative characteristic. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging resulting from borrowing will magnify declines as well as increases in the Fund's net asset value per share and net yield.

    The Aggressive Equity Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.



    The  Aggressive  Equity  Fund  may   also  enter  into  reverse   repurchase
agreements.   See  "Additional  Investment  Information  --  Reverse  Repurchase
Agreements" below.


CONVERTIBLE SECURITIES, WARRANTS AND EQUITY-LINKED SECURITIES


    Each Fund may invest in convertible securities, preferred stock, warrants or other securities exchangeable under certain circumstances for shares of common stock. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.


    The Aggressive Equity Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market which is fairly developed and liquid. The market for such securities may be shallow, however, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.


    The following are three examples of equity-linked securities. The Fund may invest in the securities described below or other similar equity-linked securities.


    PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.



    ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.



    LYONS. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par, value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.


DEPOSITARY RECEIPTS

    The American Value and Aggressive Equity Funds may on occasion invest in American Depositary Receipts ("ADRs"). The Aggressive Equity Fund may also invest in other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.


    Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of an unsponsored Depositary Receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Funds may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Funds' investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.


FOREIGN CURRENCY HEDGING TRANSACTIONS


    The American Value and Aggressive Equity Funds may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when such Funds purchase or sell securities, locking in the U.S. Dollar value of dividends declared on securities held by the Funds and generally protecting the U.S. Dollar value of securities held by the Funds against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.



    The American Value Fund may attempt to accomplish objectives similar to those described above with respect to forward contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives such Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.



    The Custodian of the American Value and Aggressive Equity Funds will place cash or other liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.


FOREIGN INVESTMENT


    The American Value, U.S. Real Estate and Aggressive Equity Funds may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers.
There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.



    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    In order to remain fully invested and to reduce transaction costs, the American Value and Aggressive Equity Funds may utilize appropriate futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures, to a limited extent. Because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of futures and options to facilitate cash flows may reduce each Fund's overall transaction costs. The Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and the Adviser anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities. The Funds will engage in futures and options on futures transactions only for hedging purposes.


    The American Value Fund will engage only in transactions in securities index futures contracts, interest rate futures contracts and options thereon which are traded on a recognized securities or futures exchange. There currently are limited securities index futures, interest rate futures and options on such futures markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, will depend on the development of such markets.


    The Funds, other than the U.S. Real Estate Fund, may enter into futures contracts and options thereon provided that not more than 5% of each such Fund's total assets at the time of entering the transaction are required as deposits to secure obligations under such contracts. Further, no more than 20% of each such Fund's total assets, in the aggregate, are invested in futures contracts and options on futures contracts.



    Gains and losses on futures and options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are
(i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures and options relating to the stocks purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. In the opinion of the Directors, the risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid secondary market.


LOANS OF PORTFOLIO SECURITIES


    Each of the Funds may lend their securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.


MONEY MARKET INSTRUMENTS


    Each Fund is permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    The Funds may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. A Fund may not invest more than 15% of its net assets in illiquid securities nor more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


OPTIONS TRANSACTIONS


    The Aggressive Equity and U.S. Real Estate Funds may seek to increase their return or may hedge all or a portion of their portfolio investments through options with respect to securities in which such Funds may invest. The Funds will engage in transactions in options only if they are traded on a recognized securities exchange. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets.



    A Fund may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Fund.



    A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods the Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.



    A Fund may also write (i.e., sell) covered put options. By selling a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain options written by the Fund will be exercisable by the purchaser only on a specific date). Generally, a put option is "covered" if a Fund maintains cash or liquid securities equal to the exercise price of the option or if the Fund holds a put option on the same underlying security with a similar or higher exercise price. A Fund may sell put options to receive the premiums paid by purchasers and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

    A Fund may also purchase put or call options on individual securities or baskets of securities, including index options. When a Fund purchases a call option it acquires the right to buy a designated security at a designated price (the "exercise price"), and when the Fund purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued. A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. No Fund may purchase call and put options to the extent the value of its aggregate investment in such derivative securities exceeds 5% of its total assets.



    Gains and losses on options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of options are (i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. In the opinion of the Adviser, the risk that a Fund will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.


REPURCHASE AGREEMENTS


    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.


SHORT SALES


    The Aggressive Equity Fund may from time to time sell securities short without limitation, although the Fund does not intend to sell securities short on a regular basis. A short sale is a transaction in which the Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.



    The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition if the short sale is not "against the box", the Fund will place in a segregated account with its Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


TEMPORARY INVESTMENTS


    For temporary defensive purposes, when the Adviser determines that market conditions warrant, each of the Funds may invest up to 100% of its assets in money market instruments and medium-term debt securities that the Adviser believes to be of high quality, or hold cash.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of the Fund's net assets other than the obligations created by these commitments.


                             INVESTMENT LIMITATIONS


    The American Value Fund is a diversified investment company under the 1940 Act, and therefore, with respect to 75% of its total assets, it may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, or (b) own more than 10% of the outstanding voting securities of any one issuer. The Aggressive Equity and U.S. Real Estate Funds are non-diversified investment companies under the 1940 Act, which means that each such Fund is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each such Fund may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. Each such Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



    The Funds also operate under certain investment restrictions that are deemed fundamental policies and may be changed by a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, a Fund may not
(i)  invest more than  15 % of  the Fund's total  assets in illiquid securities;
(ii) borrow money except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at market value at the time of borrowing, or purchase securities while borrowings exceed 5% of its total assets; (iii) mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's total assets at the time of borrowing; except that the Aggressive Equity Fund may borrow, and mortgage, pledge or hypothecate its assets to secure such borrowings, in amounts equal to up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing; (iv) invest in fixed time deposits with a duration of over seven calendar days; or (v) invest more than 25% of the Fund's total assets in securities of companies in any one industry, except for the U.S. Real Estate Fund.

                           MANAGEMENT OF THE COMPANY



    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of the Funds listed below. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and, subject to the supervision of the Fund's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is entitled to receive an advisory fee computed daily and paid monthly at the following annual rates for each of the following Funds:


American Value Fund             0.85%
Aggressive Equity Fund          0.90%
U.S. Real Estate Fund           1.00%


    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Fund to exceed the maximums set forth in "Fund Expenses." The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.



    Morgan Stanley Group Inc. has entered into a definitive agreement to purchase the parent company of Van Kampen American Capital, Inc. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $58.7 billion in assets under management as of September 30, 1996. The acquisition is expected to have closed by October 31, 1996.



    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:


    AMERICAN VALUE FUND -- GARY D. HAUBOLD AND WILLIAM B. GERLACH. Messrs. Haubold and Gerlach share primary responsibility for managing the American Value Fund. Mr. Haubold joined the Adviser in July, 1996 and has served as a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP for the past three years. Prior thereto, Mr. Haubold held several positions at Wood, Struthers & Winthrop including Vice President and Director of Equity Research, Portfolio Manager and Senior Vice President. Mr. Haubold has a B.S. degree (Magna Cum Laude) in Civil Engineering from Rice University and an M.B.A. from the University of Pennsylvania -- The Wharton School. In addition, Mr. Haubold is a member of the New York Society of Security Analysts and is a Certified Financial Analyst. Mr. Gerlach joined the Adviser in July, 1996 and has worked with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP for the past five years. Previously, he was with Alphametrics Corporation and Wharton Econometric Forecasting Associates. Mr. Gerlach received a B.A. in Economics from Haverford College.

    AGGRESSIVE EQUITY FUND -- KURT A. FEUERMAN. Kurt Feuerman is a Managing Director of the Adviser and has had primary management responsibility for the Aggressive Equity Fund since it commenced operations.

Prior to joining the Adviser in July 1993, he spent over three years in Morgan Stanley's research department where he was responsible for restaurant, gaming and emerging growth stocks. Before joining Morgan Stanley, Mr. Feuerman was a Managing Director at Drexel Burnham Lambert, where he had been an equity analyst since 1984. From 1982 to 1984, Mr. Feuerman was at the Bank of New York, following the auto and auto parts industries. Mr. Feuerman earned a B.A. degree from McGill University, an M.A. from Syracuse University, and an M.B.A. from Columbia University.


    U.S. REAL ESTATE FUND -- RUSSELL PLATT AND THEODORE R. BIGMAN. Mr. Platt joined the Adviser and Morgan Stanley in 1982 and currently is a Principal of the Firm. He has primary responsibility for managing the real estate securities investment business for the Adviser and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). Previously, Mr. Platt served as a Director of MSREF, where he was involved in capital raising, acquisitions, oversight of investments and investor relations. MSREF is a privately held limited partnership engaged in the acquisition of real estate assets, portfolios and real estate operating companies. From 1991 to 1993, Mr. Platt was head of Morgan Stanley's Transaction Development Group, which was responsible for identifying and structuring real estate investment opportunities for the Firm and its clients worldwide. As part of those responsibilities, Mr. Platt directed Morgan Stanley Realty's activities in Latin America and served as U.S. liasion for Morgan Stanley Realty's Japanese real estate clients. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London office, where he was responsible for European transaction development. Prior to this, he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Platt graduated from Williams College in 1982 with a B.A. in Economics and received his M.B.A. from Harvard Business School in 1986. Mr. Platt is a member of the Board of Trustees of The National Multi Housing Council and The Wharton Real Estate Center, and a member of The Urban Land Institute (International Council), the National Association of Real Estate Investment Trusts and the Pension Real Estate Association. Mr. Bigman joined the Adviser in 1995 as a Vice President. Together with Mr. Platt, he is responsible for the Adviser's real estate securities research. Prior to joining the Adviser, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Since 1992, Mr. Bigman established and managed the REIT effort at CS First Boston including primary responsibility for $2.5 billion of initial public offerings by real estate investment trusts. Previously, Mr. Bigman had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets as well as the acquisition and sale of several real estate companies. Mr. Bigman graduated from Brandeis University in 1983 with a B.A. in Economics and received his M.B.A. from Harvard University in 1987. He is a member of the National Association of Real Estate Investment Trusts and International Council of Shopping Centers.



    ADMINISTRATOR. Morgan Stanley Asset Management Inc. (the "Administrator") also provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the
Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Fund.

    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC" or the "Transfer Agent"), a corporate affiliate of Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Company. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the administration agreement, see "Management of the Company" in the Statement of Additional Information.



    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrator and Distributor. The Officers of the Company conduct and supervise its daily business operations.



    DISTRIBUTOR. Morgan Stanley & Co. Incorporated ("Morgan Stanley" or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, Morgan Stanley sells shares of the Company upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any specific number of shares of the Company.



    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.



    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from these Funds a distribution fee, which is accrued daily and paid quarterly, at a maximum rate of 0.25% for the Class A shares of each Fund, and 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor expects to pay a portion of its fee to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services (each, a "Participating Dealer"). The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Under the Plans, the Class B shares and Class C shares are subject to a shareholder servicing fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Funds' shares. Each Plan provides that the Adviser may make payments from these sources to third parties, such as consultants that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).



    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse Morgan Stanley for the actual expenses Morgan Stanley may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if Morgan Stanley's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If Morgan Stanley's actual expenses are less than the fee it receives, Morgan Stanley will retain the full amount of the fee.



    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the appropriate class to Morgan Stanley unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.



    In addition to the distribution and shareholder servicing fees described above, Morgan Stanley also receives a sales charge of up to 4.75% of the sales price of Class A shares of each Fund. Morgan Stanley may reallow up to the full applicable sales charge, as shown in the table in "Purchase of Shares" below, to certain Participating Dealers during periods and for transactions specified in "Purchase of Shares" and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, certain Participating Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended. Morgan Stanley may receive a CDSC of up to 1.00% of the sales price of the Class A shares and Class C shares of the Funds, as described below under "Purchase of Shares." Morgan Stanley may also receive a CDSC of up to 5.00% of the lower of sales price or market value of shares of the Class B shares of the Funds, as described below under "Purchase of Shares." In addition to the sales charges described above, Morgan Stanley may from time to time and from its own resources pay or allow additional discounts or promotional incentives, in the form of cash or other compensation, to Participating Dealers. In some instances, such discounts or other incentives may be offered only to certain Participating Dealers that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Company, or other funds underwritten by Morgan Stanley. In some instances, these incentives may be offered only to certain Participating Dealers that have sold or may sell significant amounts of shares. In addition, Morgan Stanley pays ongoing trail commissions to Participating Dealers. At the option of the Participating Dealer, such bonuses or other incentives may take the form of payment for travel expenses, including lodging incurred in connection with trips taken by persons associated with the Participating Dealer and members of their families to places within or outside of the United States. The Distributor or Participating Dealers and their investment representatives may receive different levels of compensation depending on which class of shares they sell.



    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.



    EXPENSES. The Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES



    Shares of the Funds may be purchased through Morgan Stanley, Participating Dealers or directly from the Company. Class A shares of the Funds may be purchased at the net asset value per share plus the applicable sales charge, if any, next determined after receipt of the purchase order and payment. Class B shares and Class C shares of the Funds may be purchased at the net asset value per share next determined after receipt of the purchase order and payment. Participating Dealers are responsible for forwarding orders they receive to the Company by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above and the failure to do so will result in the investors being unable to obtain that day's net asset value. See "Valuation of Shares."



    The Class A, Class B and Class C alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investments in the Company, the combination of sales charge, distribution fee and CDSC on Class A shares is more favorable than the combination of distribution/service fees and CDSC on Class B shares or Class C shares. In some cases, investors planning to purchase $100,000 or more of Company shares may pay lower aggregate charges and expenses by purchasing Class A shares. (See "Fund Expenses" above.)


OFFERING PRICE OF CLASS A SHARES


    Class A shares of the Funds may be purchased at the net asset value per share plus a sales charge (the "Offering Price") which is a percentage of the Offering Price that decreases as the amount of the purchase increases as shown below:


                             SALES CHARGE AS    SALES CHARGE AS    DEALER RETENTION
      CLASS A SHARES          PERCENTAGE OF    PERCENTAGE OF NET   AS PERCENTAGE OF
    AMOUNT OF PURCHASE+      OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE**
---------------------------  ---------------   -----------------   ----------------
Less than $100,000                4.75%              4.99%               4.25%
$100,000 - $249,999               3.50%              3.63%               3.00%
$250,000 - $499,999               2.50%              2.56%               2.00%
$500,000 - $999,999               2.00%              2.04%               1.50%
$1,000,000 and over               None*              None*               None*

------------------
 * Purchases of $1 million or more may be subject to a CDSC. (See below.) Morgan Stanley may make payments to Participating Dealers in amounts up to 1.00% of the Offering Price.

** The Distributor may, in its discretion, permit Participating Dealers to retain the full amount of the sales charge in connection with certain sales.

 + The amount of purchase includes net asset value of the purchase plus the sales charge.


    Morgan Stanley may in its discretion compensate Participating Dealers in connection with the sale of Class A shares of the Funds in an aggregate amount of $1 million or more up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $3 million, .50% on the next $2 million and .25% on amounts over $5 million. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, Morgan Stanley will consider the cumulative amount invested by the purchaser in Class A shares of the Funds.

    REDUCTION OR WAIVER OF SALES CHARGES. A shareholder who purchases additional Class A shares of a Fund may obtain reduced sales charges through a right of accumulation of current purchases of Class A shares of the Fund with concurrent purchases of Class A shares of Funds and with existing Class A share investments in all Funds. The applicable sales charge will be determined based on the total of (a) the shareholder's current purchases of Class A shares of the Funds plus (b) an amount equal to the greater of the then current net asset value, or the total purchase price of the investor's prior purchases of all Class A shares of Funds held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Morgan Stanley at the time of purchase, either directly or through a Participating Dealer or shareholder servicing agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Company may amend or terminate this right of accumulation at any time as to subsequent purchases.


    For purposes of reduced sales charges based on amount of purchase, the term "purchase" refers to purchases made at one time by any "purchaser," which includes an individual; a group composed of an individual and his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan, whether or not qualified under Section 401 of the Code; or other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge on purchases of the Class A shares, all orders from an organized group will have to be placed through a single Participating Dealer and identified as originating from a qualifying purchaser.


    An investor may also obtain reduced sales charges shown above on purchases of the Class A shares by executing a written letter of intent which states the investor's intention to invest not less than $100,000 within a 13-month period in Class A shares of the Funds ("Letter"). Each purchase of Class A shares of a Fund under a Letter will be made at the Offering Price applicable at the time of such purchase to single purchases of the full amount indicated on the Letter. To obtain the terms and conditions included in the form of the Letter, contact the Transfer Agent at 1-800-282-4404. An investor who wishes to enter into a Letter in connection with an investment in Class A shares of the Funds should use the form in the New Account Application attached to this Prospectus. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed Class A shares will be redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. A shareholder may include the value of all Class A shares of the Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the terms of the Letter, but no price adjustment will be made on such shares.



    Class A shares of the Funds may be purchased at net asset value without a sales charge by employee benefit plans, retirement plans and deferred compensation plans  and trusts  used  to fund  such  plans, including,  but  not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." Morgan Stanley may, in its discretion, compensate Participating Dealers up to 1.00% in connection with the sale of Class A shares of the Funds to 401(k), 403(b) or 457 participant-directed qualified retirement plans. Such shareholders are not subject to a CDSC upon liquidation.



    As disclosed above, no sales charge will be payable at the time of purchase of Class A shares on investments of $1 million or more. However, except as described above, a CDSC will be imposed on such investments in the event of a redemption of such Class A shares of the Funds within 12 months following the purchase, at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed. The Company may also sell Class A shares of the Funds at net asset value (without a sales charge) to Directors of the Company, directors and employees of the Adviser and Morgan Stanley, Participating Dealers, their respective affiliates and their immediate families and employees of agents of the Company. In addition, Class A shares may be sold without a sales charge when purchased (i) through bank trust departments; (ii) for investors whose accounts are managed by certain investment advisers registered under the Investment Advisers Act of 1940, as amended; (iii) for investors through certain broker/ dealers and other financial services firms that have entered into certain agreements with the Company which may include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker/dealer or other firm; (iv) with redemption proceeds from other investment companies on which the investor had paid a front-end sales charge or, provided the investment company is unaffiliated with the Company, a contingent deferred sales charge; or (v) through a broker that maintains an omnibus account with the Company and such purchases are made by the following: (1) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (2) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent, or (3) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." Investors who purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm, or investment adviser may be charged an additional service or transaction fee by that institution.


PURCHASE OF CLASS B SHARES


    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within six years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.


    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than six years after purchase, and next of Class B shares held the longest during the initial six-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                               SALES CHARGE AS
                                                PERCENTAGE OF
                                                     THE
                                                DOLLAR AMOUNT
YEAR SINCE PURCHASE                               SUBJECT TO
PAYMENT WAS MADE                                    CHARGE
---------------------------------------------  ----------------
First........................................        5.0%
Second.......................................        4.0%
Third........................................        3.0%
Fourth.......................................        3.0%
Fifth........................................        2.0%
Sixth........................................        1.0%
Thereafter...................................       None*

------------------
* As described more fully below, Class B shares automatically convert to Class A shares after the seventh year following purchase.


    Proceeds from the CDSC are paid to Morgan Stanley and are used by Morgan Stanley to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. Morgan Stanley will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay a portion of its distribution fee, with respect to such shares, under the Plan for such class of shares, as described under "Management of the Company -- Distributor" above. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.



    WAIVER OF CDSC.  The CDSC will be waived on the redemption of Class B shares
(i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan (as described below), up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Systematic Withdrawal Plan is established, provided however that all dividends and distributions are reinvested in Class B Shares. The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Fund's Transfers to Minors Act. A shareholder, or his or her representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact the Transfer Agent at 1-800-282-4404.


    AUTOMATIC CONVERSION TO CLASS A SHARES. After the seventh year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees.

Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES


    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. Morgan Stanley will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay most of its distribution fee, with respect to such shares, under the Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


    No initial sales charge or CDSC will be payable on the shares of a Fund or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.


REINVESTMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Fund without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A shareholder who has redeemed Class C shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class C shares at net asset value and not be subject to a CDSC. Purchases through the reinvestment privilege are subject to the minimum applicable investment requirements. The reinvestment privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinvestment and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinvestment privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


RETIREMENT PLANS


    Qualified retirement plans, IRAs, banks, bank trust departments and registered investment advisory companies, acting in a fiduciary or advisory capacity for individual, institutional or trust accounts, may purchase Class A shares of one or more of the Funds at net asset value (without a sales charge) provided that the initial order for such purchases is in an amount of $1 million or more or is part of a series of orders covered by a Letter to invest $1 million or more in Class A shares of the Funds. Certain employee benefit plans, retirement plans and deferred compensation plans and trusts used to fund such plans may purchase Class A shares of the Funds at net asset value without imposition of a sales charge. See "Offering Price of Class A Shares."



    Morgan Stanley provides retirement plan services and documents and can establish investor accounts in IRAs trusteed by Chase. This includes Simplified Employee Pension Plan ("SEP"), IRA accounts and prototype documents. Brochures describing such plans and materials for establishing them are available from Morgan Stanley upon request. The brochures for plans trusteed by Chase describe the current fees payable to Chase for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.



INITIAL PURCHASES DIRECTLY FROM THE COMPANY



1) BY CHECK. An account may be opened by completing and signing a New Account Application and mailing it, together with a check ($1,000 minimum for each class of a Fund, except for IRAs, for which the initial minimum is $250) made payable to "Morgan Stanley Fund, Inc. -- [Fund name]," to:


    Morgan Stanley Fund, Inc.
    P.O. Box 2798
    Boston, Massachusetts 02208-2798


  Payment must be by check payable in U.S. Dollars, unless prior approval for payment by other currencies is given by the Company. The Fund and the class(es) to be purchased should be designated on the New Account Application. Your purchase of shares by check is ordinarily credited to your account at the net asset value per share of the Fund next determined on the day of receipt of the order and the check.



2) BY FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Company's bank account ($1,000 minimum for each class of a Fund, except for IRAs, for which the initial minimum is $250). To help ensure prompt receipt of your Federal Funds Wire, it is important that you follow these steps:



  A. Telephone the Company (toll free: 1-800-282-4404) and provide your name, address, telephone number, Social Security or Tax Identification Number, the Fund and the class(es) selected, the amount being wired, and by which bank. The Company will then provide you with a bank wire control number. (Investors with existing accounts must also notify the Company prior to wiring funds.)



  B. Instruct your bank to wire the specified amount to the Company's Wire Concentration Bank Account (be sure to have your bank include the name of the Fund selected and the bank wire control number assigned to you):



          The Chase Manhattan Bank
         One Chase Manhattan Plaza
         New York, NY 10081-1000
         ABA# 021000021
         DDA# 910-2-732907
         Attn: Morgan Stanley Fund, Inc.
         Ref: (Fund name, class name, your account number, your account name)



      Please call the Company at 1-800-282-4404 prior to wiring funds.


  C. Complete and sign the New Account Application and mail it to the address shown thereon.

      Purchase orders for shares of a Fund which are received prior to the regular close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt as long as the Transfer Agent receives payment in Federal Funds prior to the regular close of the NYSE on such day. Payment in Federal Funds is not possible on days when the Federal Reserve Banks are not open (including NYSE holidays, Martin Luther King Day, Columbus Day and Veteran's Day), or the Company is not open. Orders for shares received on such days are ordinarily credited to your account at the net asset value per share next determined on the day following receipt of the order when both the Company and Federal Reserve Banks are open. Your bank may charge a service fee for wiring Federal Funds.



3) BY BANK WIRE.   The  same procedure outlined  under "By  Federal Funds  Wire"
   above must be followed in purchasing shares by bank wire. However, money transferred by bank wire may or may not be converted into Federal Funds the same day, depending on the time the money is sent by the bank handling the wire and Federal Funds are received. The timing of effectiveness of purchase of shares and receipt of dividends is subject to the same timing considerations as described above with respect to purchase by Federal Funds wire and depends on when payment in Federal Funds is received. Your bank may charge a service fee for wiring funds.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment $100, except for IRAs, for which the minimum additional investment is $50, and automatic reinvestment of dividends and capital gains distributions, for which there is no minimum and no sales charge) by purchasing shares through your Participating Dealer, by mailing a check to the Company (payable to "Morgan Stanley Fund, Inc. -- [Fund name]") at the above address or by wiring monies to the Custodian Bank as outlined above. It is very important that your account number or wire control number be specified in the letter or wire to better assure proper crediting to your account. In order to ensure that your wire orders are invested promptly, you are requested to notify one of the Company's representatives (toll-free 1-800-282-4404) prior to the wire.


AUTOMATIC INVESTMENT PLAN


    After establishing an account with the Company, investors may purchase shares of the Funds through an Automatic Investment Plan, under which an amount specified by the shareholder equal to at least the applicable minimum for an investment amount on a monthly basis will be sent to the Transfer Agent from the investor's bank for investment in the Company. Investors who are participants in the Company's Systematic Withdrawal Plan should not at the same time participate in the Automatic Investment Plan. Investors interested in the Automatic Investment Plan or seeking further information should contact a Participating Dealer or Company representative. Shares to be held in broker street name may not be purchased through the Automatic Investment Plan.


OTHER PURCHASE INFORMATION


    The purchase price for the Class A shares of a Fund is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the order is received by the Company and for the Class B shares and Class C shares of the Funds is based on the net asset value per share next determined after the order is received by the Company. Participating Dealers are responsible for forwarding orders they receive to the Company by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above and the failure to do so will result in the investors being unable to obtain that day's net asset value. See "Valuation of Shares." An order received prior to the regular close of the NYSE, which is currently 4:00 p.m. (Eastern Time), will be executed at the price computed on the date of receipt as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. An order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. If you purchase shares of a Fund directly, you must make payment by check or Federal Funds to effect your purchase of the shares and obtain the price for the shares as described above. Purchasing shares of a Fund is different from placing a trade for securities at a given price and having a certain number of days in which to make settlement or payment for the securities.



    In the interest of economy and convenience and because of the operating procedures of the Company, certificates representing shares of the Funds will normally not be issued. All shares purchased are confirmed to you and you will have the same rights and ownership with respect to such shares as if certificates had been issued.



    To ensure that checks are collected by the Company, withdrawals of investments made by check are not presently permitted until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Company shares, which generally will be within 15 days. As a condition of this offering, if a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Company and/or its agents incur. If you are already a shareholder, the Company may redeem shares from your account(s) to reimburse the Company and/or its agents for any loss. In addition, you may be prohibited or restricted from making future purchases in the Company.



    Investors who purchase Class A shares of the Funds directly rather than through a Participating Dealer will pay the public offering price including the sales charge, and the sales charge will be payable, as described under "Purchase of Shares -- Offering Price of Class A Shares" above, to Morgan Stanley unless a Participating Dealer is designated on the account application. Investors may also invest in the Funds by purchasing shares through Participating Dealers.

                              REDEMPTION OF SHARES


    You may withdraw all or any portion of the amount in your account by redeeming shares at any time. Please note that purchases made by check are not permitted to be redeemed until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Company shares, which generally will be within 15 days. The Company will redeem shares of a Fund at its next determined net asset value. A CDSC of 1.00% will be imposed on certain Class A shares of a Fund that were purchased without payment of the initial sales charge due to the size of the purchase and are redeemed within one year of purchase. A maximum CDSC of 5.00% which decreases in steps to 0% after six years, will be imposed on certain Class B shares of a Fund that are redeemed within six years of purchase. A CDSC of 1.00% will be imposed on certain Class C shares of a Fund that are redeemed within one year of purchase. See "Purchase of Shares." The CDSC will be imposed on the lesser of the current market value or the total cost of the shares being redeemed. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time. On days when the NYSE is open for business, the net asset value per share of each Fund is determined at the regular close of trading of the NYSE (currently 4:00 p.m. Eastern Time). Shares of the Funds may be redeemed by mail or telephone. The amount you receive upon redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Fund at the time of purchase and of redemption, among other factors.



    The CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from IRA or other retirement plans or following the death or disability (as defined in the Code) of a shareholder of the Company.


    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described below. Shares held in broker street name may be redeemed only by contacting your Participating Dealer.

BY MAIL


    Each Fund will redeem its shares at the net asset value next determined after your request is received, if your request is received in "good order" by the Transfer Agent. If applicable, a CDSC will be deducted. Your request should be addressed to Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798, except that deliveries by overnight courier should be addressed to Morgan Stanley Fund, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913.


    "Good order" means that the request to redeem shares must include the following documentation:

    (a) A letter of instruction or a stock assignment with stock certificate, if any, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

    (b) Any required signature guarantees (see "Further Redemption Information" below); and

    (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should consult with their Participating Dealers or with a Company representative.


BY TELEPHONE


    Unless you have elected on the New Account Application or on a separate form supplied by the Transfer Agent not to utilize the telephone redemption and exchange privileges, you or your Participating Dealer can request a redemption of your shares by calling the Company and requesting the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Company's representatives for further details. In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or overnight courier, and it will be implemented at the net asset value next determined after it  is received minus  the CDSC,  if any. The  Company and  the
Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or the Transfer Agent may be responsible for losses, liabilities, costs or expenses for acting upon telephone transactions if procedures are not followed to confirm that such transactions are genuine.



    FOR SHARES  THAT  ARE  HELD  IN  BROKER  STREET  NAME,  YOU  CANNOT  REQUEST
REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER. A fee of $8.00 may be imposed on wire redemptions of shares of a Fund that will be deducted from the redemption proceeds.


    To change the name of the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed.

SYSTEMATIC WITHDRAWAL PLAN


    A shareholder of $5,000 or more of the Company's shares at the Offering Price (net asset value plus the sales charge, if any) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment on approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may result in a gain or loss for tax purposes and may reduce or even exhaust the shareholder's Fund account. To protect shareholders and the Funds, if the Systematic Withdrawal Plan is not established when an account is opened, a signature guarantee is required to establish a Systematic Withdrawal Plan subsequently if withdrawal payments are directed to an address other than the address of record, or if a change of address request has been submitted in the last 30 days. See "Further Redemption Information" below.



    The purchase of Class A shares of the Funds while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. The purchase of certain Class B shares or Class C shares of the Funds while participating in the Systematic Withdrawal Plan may be disadvantageous because the new shares will be subject to a CDSC for up to six years after purchase, or a CDSC for the first year after purchase, respectively. Therefore, the Company will not knowingly permit additional investments of less than $2,000 in a Fund if the investor is at the same time making systematic withdrawals. The Company reserves the right to amend the Systematic Withdrawal Plan on thirty days' notice. The plan may be terminated at any time by the investor or the Company.



    The CDSC on Class B shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B shares of a Fund at the time the Systematic Withdrawal Plan commences, provided that the shareholder elects to have all dividends and distributions on the shareholder's Class B shares automatically reinvested in additional Class B shares. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.


    See "Purchase of Shares" for a description of the circumstances under which a CDSC on Class A shares, Class B shares and Class C shares, respectively, may be assessed on redemptions of such shares made through the Systematic Withdrawal Plan as described above.

FURTHER REDEMPTION INFORMATION


    The Company will ordinarily pay for shares redeemed through broker-dealers using electronic purchase and redemption systems within three business days after receipt of a redemption request through such system. In other situations, the Company will ordinarily make payment for all shares redeemed under this procedure within one business day of receipt of the request, but except as described below payment will be made no more than three business days after receipt of a redemption request in good order. Payment for redeemed shares will ordinarily be sent to the shareholder within seven days after receipt of the request in proper form, except that the Company may delay the mailing of the redemption check, or a portion thereof, until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Fund shares, which generally will be within 15 days. The Company may suspend the right of redemption or postpone the date of redemption at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC.



    Due to the relatively high cost of maintaining smaller accounts, the Company reserves the right to redeem shares in any account invested in a Fund having a value of less than $1,000. The Company, however, will not redeem shares based solely upon market reductions in net asset value. If at any time your total investment does not equal or exceed the stated minimum value, you may be notified of this fact and you will be allowed at least 60 days to make an additional investment before the redemption is processed.

    To protect your account, the Company and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests. A guarantor must be a bank, a trust company, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. Please contact the Transfer Agent at 1-800-282-4404 for further information. See "Redemption of Shares" in the Statement of Additional Information.


                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    You may exchange shares that you own in the Funds for shares of the same class of other Funds. Shares of the Funds may be exchanged by mail or telephone, except that no shares may be exchanged by telephone if you have elected on the New Account Application or on a separate form supplied by the Transfer Agent not to accept the telephone redemption and exchange privilege. Before you make an exchange, you should read the Prospectus of the new Funds in which you seek to invest. Because an exchange transaction is treated as a redemption followed by a purchase, an exchange would be considered a taxable event for shareholders subject to tax. The exchange privilege is only available with respect to Funds that are registered for sale in a shareholder's state of residence. The exchange privilege may be modified or terminated by the Company at any time upon 60 days' notice to shareholders.



    No CDSC, if one is otherwise applicable, will be assessed at the time of the exchange if the shareholder exchanges from one class of a Fund into the same class of another Fund. For purposes of determining whether a shareholder's redemption after an exchange will be subject to a CDSC, the shareholder's holding period of shares acquired through an exchange will be related back to the time the shareholder purchased the Fund shares that were initially exchanged so long as the shares are held in the same class of the Funds. As an example, Class A share purchases of $1,000,000 or more, purchased at net asset value, will not be assessed the 1.00% CDSC if exchanged into Class A shares of another Fund during the first year after purchase. Class B shares of a Fund will not be assessed the Class B CDSC if exchanged into Class B shares of another Fund during the first six years after purchase. Class C shares of a Fund will not be assessed the Class C CDSC if exchanged into Class C shares of another Fund during the first year after purchase. If the initial shares of a Fund purchased by the investor were not subject to any sales load or CDSC on such shares, then no sales load or CDSC for shares of the same class will be imposed on any subsequent exchanges involving such shares.



    Morgan Stanley will tender the shares offered for exchange for redemption by the Company and will use the proceeds to purchase shares of the designated purchased Fund(s) on the shareholder's behalf. Under normal circumstances, Morgan Stanley will use the proceeds from shares redeemed on any day to purchase shares on the same Business Day.



    Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders.

    Exchange of Fund shares held in broker street name may not be accomplished by mail or telephone as described below. For shares that are held in broker street name, you cannot request exchange by telephone or by mail; such shares may be exchanged only by contacting your Participating Dealer.


BY MAIL


    In order to exchange shares by mail, you should include in the exchange request the name and account number of your current Fund(s) and class of such Fund(s), if applicable the name of the Fund(s) and class of such Fund(s), if applicable, from which and into which you intend to exchange shares, and the signatures of all registered account holders. Send the exchange request to the Transfer Agent, Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798.


BY TELEPHONE


    When exchanging shares by telephone, have ready your account number, the names of the Fund(s) and class of such Fund(s), if applicable, from which and into which you intend to exchange shares, your Social Security number or Tax I.D. number, and your account address. Requests for telephone exchanges received prior to 4:00 p.m. (Eastern Time) are processed at the close of business that same day based on the net asset value of the applicable Fund(s) at such time. Requests received after 4:00 p.m. (Eastern Time) are processed the next Business Day based on the net asset value determined at the close of business on such day. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.


TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the Transfer Agent, P.O. Box 2798, Boston, Massachusetts 02208-2798. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.

                              VALUATION OF SHARES


    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such classes of shares, less all liabilities attributable to such classes of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.



    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.



    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.


    Although the legal rights of Class A, Class B and Class C shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.

                             PORTFOLIO TRANSACTIONS



    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. The Adviser may, consistent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Funds to their clients or who act as agents in the purchase of shares of the Funds for their clients.



    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley, affiliates of the Adviser or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.



    Although the objectives of each of each Fund is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. It is expected that the annual turnover rate of the Aggressive Equity Fund may exceed 100%, which will accordingly result in higher brokerage commissions. For the portfolio turnover rates for the Funds, see "Financial Highlights" above. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Funds.


                            PERFORMANCE INFORMATION


    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income tax consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.



    The respective performance figures for Class B shares and Class C shares of each Fund will generally be lower than those for Class A shares of the Funds because of the larger distribution fee charged to Class B shares and Class C shares.



PERFORMANCE OF INVESTMENT ADVISER



    The Adviser manages a portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") which served as the model for the Aggressive Equity Fund. The portfolio of MSIF (the "MSIF Portfolio") has substantially the same investment objective and policies as the Aggressive Equity Fund. In addition, the Aggressive Equity Fund and the corresponding MSIF Portfolio are managed by the same personnel and the Adviser intends that the Aggressive Equity Fund and corresponding MSIF Portfolio will continue to have closely similar investment strategies, techniques and characteristics. Past investment performance of the MSIF Portfolio, as shown in the table below, may be relevant to your consideration of investment in the Aggressive Equity Fund. The investment performance of the MSIF Portfolio is not necessarily indicative of future performance of the Aggressive Equity Fund. Also, the operating expenses of the Aggressive Equity Fund will be different from, and may be higher than, the operating expenses of the MSIF Portfolio. The investment performance of the MSIF Portfolio is provided merely to indicate the experience of the Adviser in managing similar investment portfolios.



    The date set forth below under the heading "Return With Sales Charge" is adjusted , (i) with respect to the Class A share, to take into account a 4.75% sales charge applicable to purchases of Class A shares of the Aggressive Equity Fund; (ii) with respect to Class B shares, to take into account the applicable CDSC that is imposed if Class B shares of the Aggressive Equity Fund are redeemed within the year of their purchase indicated; and (iii) with respect to Class C shares, to take into account a 1.00% CDSC that is imposed if Class C shares of the Aggressive Equity Fund are redeemed within one year of their purchase. The date set forth below under the heading "Return Without Sales Charge" is not adjusted to take into account such sales charges.



     TOTAL RETURN FOR THE MSIF AGGRESSIVE EQUITY PORTFOLIO'S CLASS A SHARES
                   FROM INCEPTION ON 3/18/95 THROUGH 6/30/96
       (ADJUSTED TO REFLECT STATED SALES LOAD FOR EACH CLASS OF THE FUND)


RETURN WITH                                                                               SINCE
SALES CHARGE                                                                 1 YEAR     INCEPTION
-------------------------------------------------------------------------  ----------  ------------
Class A (of 4.75%).......................................................      41.64%       47.10%
Class B (of 5.00%).......................................................      41.00%       46.85%
Class C (of 1.00%).......................................................      45.39%       50.85%


RETURN WITHOUT
SALES CHARGE
-------------------------------------------------------------------------
Class A..................................................................      46.39%       51.85%
Class B..................................................................      46.39%       51.85%
Class C..................................................................      46.39%       51.85%



    The past performance of the Portfolio is no guarantee of the future performance of the Aggressive Equity Fund.


                          DIVIDENDS AND DISTRIBUTIONS


    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.



    Each Fund described herein expects to distribute substantially all of its taxable net investment income in the form of quarterly dividends. Net realized gains, if any, will be distributed annually. Confirmations of the purchase of shares of each Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.


    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.



    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of each Fund, the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Fund. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of each Fund allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.


                                     TAXES


TAX STATUS OF THE FUNDS


    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.


    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.



    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code, generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.



    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to its shareholders.


TAX STATUS OF DISTRIBUTIONS


    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax.


    Distributions of net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses and any available capital loss carryforward) are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.



    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.



    Dividends and other distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.


    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from the Fund.


    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.


                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 21.750 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Fund is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.



    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of September 30, 1996, Morgan Stanley Group Inc., 1585 Broadway, New York, NY 10036, was presumed to "control" the Aggressive Equity Fund and U.S. Real Estate Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Funds.

REPORTS TO SHAREHOLDERS


    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.



    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.


CUSTODIAN


    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.


DIVIDEND DISBURSING AND TRANSFER AGENT


    Chase  Global   Funds  Services   Company,   73  Tremont   Street,   Boston,
Massachusetts 02108-3913, acts as dividend disbursing and transfer agent for the Company.


INDEPENDENT ACCOUNTANTS


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MORGAN STANLEY FUND, INC.
AMERICAN VALUE, AGGRESSIVE EQUITY AND U.S. REAL ESTATE FUNDS
          P.O. BOX 2798, BOSTON, MA 02208-2798 (800-282-4404)        NEW ACCOUNT
APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
          / /  Individual         / /  Joint Tenants         / /  Trust
/ /  Gift/Transfer to Minor            / /  Other____________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call Chase Global Funds Services Company ("CGFSC") at 800-282-4404 or your investment dealer to obtain the IRA application.


---------------------------------------------    --------------------------------------------------------------------------
Name(s) (PLEASE PRINT)                           Social Security Number(s) or Taxpayer Identification Number(s) ("TIN(s)")

---------------------------------------------    --------------------------------------------------------------------------
Name                                             Telephone Number

---------------------------------------------
Address

---------------------------------------------
City/State/Zip


--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $1,000 and $100, respectively, except for IRAs, for which the minimum amounts are $250 and $50, respectively. Attach a check payable to MORGAN STANLEY FUND, INC. -- Investment Fund name.

Morgan Stanley American Value Fund             Class A (603)   $           Class B (628)   $           Class C (653)   $
                                                               ----------                  ----------                  ----------
Morgan Stanley Aggressive Equity Fund          Class A (610)   $           Class B (634)   $           Class C (660)
                                                               ----------                  ----------
Morgan Stanley U.S. Real Estate Fund           Class A (608)   $           Class B (632)   $           Class C (658)   $
                                                               ----------                  ----------                  ----------
                                                                          Total Initial Investment:



NOTE: IF INVESTING BY WIRE, YOU MUST      A.  By Mail: Enclosed is a check in the amount of $
OBTAIN A BANK WIRE CONTROL NUMBER. TO DO  ---------------------- payable to Morgan Stanley Fund, Inc.
SO, PLEASE CALL 800-282-4404.             B.  By Wire: A bank wire in the amount of $ ----------------------- has been sent to Morgan Stanley Fund, Inc.
                                              from ----------------------------- -----------------------------
                                                      Name of Bank                Wire Control Number

CAPITAL   GAIN  AND  DIVIDEND  DISTRIBUTIONS:  All  capital  gain  and  dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:

All Dividends are to be       / /  reinvested               / /  paid in cash
All Capital Gains are to be   / /  reinvested               / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------


TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY  TO TRANSMIT  REDEMPTION PROCEEDS  TO PRE-DESIGNATED
You will automatically have telephone exchange and  redemption    ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We  hereby authorize CGFSC to act upon instructions received
CGFSC to act as your  agent to act upon instructions  received    by telephone to withdraw $1,000 or more from my/our account in
by  telephone in  order to  effect such  privileges unless you    Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account.
                                                                  I/We understand that CGFSC charges an $8.00 fee for each  wire redemption,  which will be  deducted from the  proceeds of the redemption.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------

                    / /  telephone exchange privileges            Name of Bank
                    / /  telephone redemption privileges          -------------------------------------------------------
                                                                  Bank  A.B.A.  Number  -----------------        Account  Number
                                                                  -----------------
      for myself/ourselves or my/our investment dealer.
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We  further acknowledge that it  is my/our responsibility to read the Prospectus of any Fund into which I/we exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name and address  in which my/our  fund account is  registered                      ATTACH A VOIDED CHECK HERE
unless  I check the following box and complete the information at right.  / /
A corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names  and titles of officers authorized to act on its behalf.
The  Company and the  Company's Transfer Agent  will employ reasonable  procedures to confirm  that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an  account is  opened and  prior to  effecting each transaction  requested by  telephone. In  addition, all  telephone transaction  requests will be recorded and  investors may be required to  provide additional telecopying written instructions of transaction requests. Neither the Company nor the Transfer Agent  will be responsible for any loss, liability, cost or  expenses for following instructions received by telephone that it reasonably believes to be genuine.


--------------------------------------------------------------------------------
                       RIGHTS OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------


Fund shareholders together with members of their families, may be entitled to reduced sales charges with respect to their purchases of Class A shares of Funds of Morgan Stanley Fund, Inc. sold with an initial sales load ("Funds"). You may also receive a reduced sales charge by completing the Letter of Intent as set forth below as provided in the Prospectus of the Morgan Stanley Fund, Inc. (the "Prospectus"). See the Prospectus for details.


To qualify, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

I/We qualify for the Rights of Accumulation initial sales charge discount described in the Prospectus and Statement of Additional Information of Morgan Stanley Fund, Inc.

/ /  I/We own Class A shares of more than one Fund of Morgan Stanley Fund, Inc.

/ / The registration of some of my/our Class A shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

LIST OF OTHER ACCOUNTS

ACCOUNT NUMBER(S)                                   NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LETTER OF INTENT (OPTIONAL)
--------------------------------------------------------------------------------

I/we agree to the Letter of Intent Conditions on the last page of this application.

I/we intend to invest, within a 13-month period beginning on the date hereof (initial purchase date) in Class A shares of the Fund purchased hereunder and the other Fund, an aggregate amount which, together with the value of Class A shares of any of the Funds then owned by me/us, will equal or exceed the amount indicated below:


/ /  $100,000       / /  $250,000       / /  $500,000      / /  $1,000,000
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)   / /    Yes  / /  No    Not Available for
IRAs
--------------------------------------------------------------------------------

Available to shareholders with account balances of $5,000 or more.
I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Morgan Stanley Fund, Inc. Account on the designated dates in order to make the following periodic payments:

     / /  Monthly     / /  Quarterly     / /  Semiannually     / /  Annually

(This request for participation in the Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemptions of shares to make the payments elected above will occur on the 25th day of the month prior to payment, or if such day is not a business day, then the next preceding business day.)

Withdrawal ($100 minimum) from:

                                                                                                          Amount of
Fund Name                                                                                                 Each Check         Or

---------------------------------------------------   Class :    ----------   Code  :    ----------   $ ----------------

---------------------------------------------------   Class :    ----------   Code  :    ----------   $ ----------------

---------------------------------------------------   Class :    ----------   Code  :    ----------   $ ----------------

                                                                 Recipient
Please make check payable to:                                    ---------------------------------------------------------
 (to be completed only if redemption proceeds to be              Street Address ---------------------------------------------------
 paid to other than account holder of record or                  City, State, Zip Code
 mailed to address other than address of record)
                                                                 ---------------------------------------------

*With the systematic withdrawal plan, a maximum of 12% per year may be withdrawn from Class B accounts without being subject to a CDSC.

Fund Name
---------------------------------------------------   --------%
---------------------------------------------------   --------%
---------------------------------------------------   --------%
Please make check payable to:
 (to be completed only if redemption proceeds to be
 paid to other than account holder of record or
 mailed to address other than address of record)
*With the systematic withdrawal plan, a maximum of 1
 subject to a CDSC.

--------------------------------------------------------------------------------
                      AUTOMATIC INVESTMENT PLAN (OPTIONAL)
--------------------------------------------------------------------------------

I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Funds indicated below at the applicable public offering price determined on that day.

         / /  Monthly on the 5th day        / /  Monthly on the 20th day

Amount of each debit (minimum $100) to be invested as follows:

Fund Name

----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------
----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------
----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------

NOTE: A completed Bank Authorization Form (see below) and a voided personal check MUST accompany this Automatic Investment Plan application.

 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN -- BANK AUTHORIZATION
--------------------------------------------------------------------------------

-----------------------------------------   -----------------------------------------   -----------------------------------------
Bank Name                                   Bank Address                                Bank Account Number

I/We authorize you, the above named bank, to debit my/our account for amounts drawn by Chase Global Funds Services Company, acting as my/our agent for the purchase of Shares of Morgan Stanley Fund, Inc. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

---------------------------------------------------------------   ---------------------------------------------------------------
Account Holder's Name                                             Joint Account Holder's Name

X -----------------------------------------      -------------    X -----------------------------------------      -------------
                       Signature                       Date       Signature                                               Date

--------------------------------------------------------------------------------
                           AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

BY SIGNING THIS APPLICATION, I/WE HEREBY CERTIFY UNDER PENALTIES OF PERJURY THAT THE INFORMATION ON THIS APPLICATION IS COMPLETE AND CORRECT AND THAT AS REQUIRED BY FEDERAL LAW:


U.S. CITIZEN(S)/TAXPAYER(S):



/ / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING, OR
     (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.


/ / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER TO CGFSC WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH FORM BY CALLING CGFSC AT 800-282-4404.


NON-U.S. CITIZEN(S)/TAXPAYER(S):



INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:

------------------------


UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.



I/We represent that I am/we are of legal age and capacity to purchase shares of the Morgan Stanley Fund, Inc. I/We understand that unless otherwise indicated in this application, my/our investment dealer and I/we will automatically receive telephone exchange and redemption privileges and that Morgan Stanley Fund, Inc. and CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense incurred for acting upon instructions believed to be authentic and in accordance with the procedures set forth in the Prospectus. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Company nor the Distributor is a bank and that Fund shares are not backed or guaranteed by any bank or insured by the FDIC.



THE INTERNAL REVENUE SERVICE DOES NOT  REQUIRE YOUR CONSENT TO ANY PROVISION  OF
THIS   DOCUMENT  OTHER  THAN   THE  CERTIFICATIONS  REQUIRED   TO  AVOID  BACKUP
WITHHOLDING.


X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature
X ---------------------------------------------------------------------------------  Date ---------------------
 Owner Signature

Sign exactly as name(s) of registered owner(s) appear(s) above (including legal title if signing for a corporation, trust custodial account, etc.)

NOTE: THE FOLLOWING SECTION SHOULD BE COMPLETED ONLY IF YOU ARE INVESTING IN THE
      MORGAN STANLEY FUND, INC. THROUGH A PARTICIPATING DEALER (AN INVESTMENT DEALER).

FOR USE BY AUTHORIZED AGENT (PARTICIPATING DEALER) ONLY


We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Morgan Stanley & Co. Incorporated and with the Prospectus and Statement of Additional Information of the Company. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.


-------------------------------------------------------   -------------------------------------------------------
Investment Dealer's Name                                  Representative's Name

-------------------------------------------------------   -------------------------------------------------------
Branch Number                                             Representative's Telephone Number

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City/State/Zip Code

-------------------------------------------------------   -------------------------------------------------------
Branch Telephone Number                                   Investment Dealer's Authorized Signature

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------


NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY
JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.


                           --------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fund Expenses...........................   2
Financial Highlights....................   6
Prospectus Summary......................  10
Investment Objectives and Policies......  14
Additional Investment Information.......  19
Investment Limitations..................  28
Management of the Company...............  29
Purchase of Shares......................  33
Redemption of Shares....................  41
Shareholder Services....................  44
Valuation of Shares.....................  46
Portfolio Transactions..................  47
Performance Information.................  47
Dividends and Distributions.............  48
Taxes...................................  48
General Information.....................  49
Appendix A.............................. A-1
New Account Application


                                 MORGAN STANLEY
                              AMERICAN VALUE FUND
                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND
                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND
                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                 --------------
                                   PROSPECTUS
                                 --------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              MORGAN STANLEY & CO.

                                  INCORPORATED

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

--------------------------------------------------------------------------------
                              P R O S P E C T U S
 -----------------------------------------------------------------------------

                  MORGAN STANLEY GLOBAL EQUITY ALLOCATION FUND
                        MORGAN STANLEY ASIAN GROWTH FUND
                      MORGAN STANLEY EMERGING MARKETS FUND
                       MORGAN STANLEY LATIN AMERICAN FUND
                    MORGAN STANLEY INTERNATIONAL MAGNUM FUND
                      MORGAN STANLEY JAPANESE EQUITY FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.

                P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798
                      FOR INFORMATION CALL 1-800-282-4404

                               ------------------


    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company, or mutual fund, which consists of seventeen diversified and non-diversified investment portfolios (each a "Fund," and together, the "Funds"). This prospectus (the "Prospectus") describes the Class A, Class B and Class C shares of the six Funds listed above. The Company is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator"). Shares are available through Morgan Stanley & Co. Incorporated ("Morgan Stanley" or the "Distributor"), and through investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers").



    The Morgan Stanley Emerging Markets Fund may invest in equity securities of Russian companies. Russia's system of share registration and custody involves certain risks of loss that are not normally associated with investments in other securities markets. See "Additional Investment Information -- Russian Securities Transactions."



    This Prospectus is designed to set forth concisely the information about the Funds listed above that a prospective investor should know before investing and it should be retained for future reference. The Company offers other Funds which are described in other prospectuses and under "Prospectus Summary" below. The Fund currently offers the following portfolios: (I) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Global Equity Allocation, Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Latin American and Morgan Stanley International Magnum Funds; (II) U.S. EQUITY -- Morgan Stanley American Value, Morgan Stanley Aggressive Equity and Morgan Stanley U.S. Real Estate Funds; (III) GLOBAL FIXED INCOME -- Morgan Stanley Global Fixed Income, Morgan Stanley Worldwide High Income and Morgan Stanley High Yield Funds; and (IV) MONEY MARKET -- Morgan Stanley Money Market and Morgan Stanley Government Obligations Money Market Funds. Additional information about the Company is contained in a "Statement of Additional Information," dated November 1, 1996, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other Funds are available upon request and without charge by writing or calling the Company at the address and telephone number set forth above.



    THE COMPANY'S SHARES ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR DEPOSITORY INSTITUTION, OR ANY AFFILIATES OR CORRESPONDENTS THEREOF. THE COMPANY'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE COMPANY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
 AND  EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF       THIS PROSPECTUS. ANY REPRESENTATION TO  THE
                        CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS NOVEMBER 1, 1996.

                                 FUND EXPENSES


    The following table illustrates all expenses and fees that a shareholder of a Fund may incur:



                                  GLOBAL
                                  EQUITY      ASIAN     EMERGING    LATIN     INTERNATIONAL
SHAREHOLDER TRANSACTION         ALLOCATION    GROWTH    MARKETS    AMERICAN      MAGNUM        JAPANESE
EXPENSES                           FUND        FUND       FUND       FUND         FUND       EQUITY FUND
------------------------------  ----------   --------   --------   --------   ------------   ------------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)
    Class A...................   4.75%(1)    4.75%(1)   4.75%(1)   4.75%(1)   4.75%(1)       4.75%(1)
    Class B...................     None        None       None       None         None           None
    Class C...................     None        None       None       None         None           None
Maximum Deferred Sales Load
 (as a percentage of the
 lesser of initial purchase
 price or current market
 value)
  For Purchases up to $999,999
    Class A...................     None        None       None       None         None           None
    Class B...................   5.00%(2)    5.00%(2)   5.00%(2)   5.00%(2)   5.00%(2)       5.00%(2)
    Class C...................   1.00%(3)    1.00%(3)   1.00%(3)   1.00%(3)   1.00%(3)       1.00%(3)
  For Purchases of $1,000,000
    or more
    Class A...................   1.00%(1)    1.00%(1)   1.00%(1)   1.00%(1)   1.00%(1)       1.00%(1)
    Class B...................   5.00%(2)    5.00%(2)   5.00%(2)   5.00%(2)   5.00%(2)       5.00%(2)
    Class C...................   1.00%(3)    1.00%(3)   1.00%(3)   1.00%(3)   1.00%(3)       1.00%(3)
Maximum Sales Load Imposed on
 Reinvested Dividends
    Class A...................     None        None       None       None         None           None
    Class B...................     None        None       None       None         None           None
    Class C...................     None        None       None       None         None           None
Redemption Fees (4)
    Class A...................     None        None       None       None         None           None
    Class B...................     None        None       None       None         None           None
    Class C...................     None        None       None       None         None           None
Exchange Fees
    Class A...................     None        None       None       None         None           None
    Class B...................     None        None       None       None         None           None
    Class C...................     None        None       None       None         None           None


------------------------------

(1) Percentage shown is the maximum sales load. Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of the Funds, aggregate $1 million or more are not subject to a sales load (an "initial sales charge"). A contingent deferred sales charge ("CDSC") of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase. Any such CDSC will be paid to the Distributor. Certain other purchases are not subject to an initial sales charge. See "Purchase of Shares."



(2) Percentage shown is the maximum CDSC. Purchases of Class B shares of the Funds listed above are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after six years. See "Purchase of Class B Shares." Any such CDSC will be paid to the Distributor.



(3) Purchases of Class C shares of the Funds listed above are subject to a CDSC of 1.00% for redemptions made within one year of purchase. Any such CDSC will be paid to the Distributor.



(4) Shareholders will be charged an $8.00 fee for redemptions by wire.

                                  GLOBAL
ANNUAL FUND OPERATING EXPENSES    EQUITY     ASIAN    EMERGING     LATIN                      JAPANESE
(AS A PERCENTAGE OF AVERAGE     ALLOCATION   GROWTH   MARKETS     AMERICAN    INTERNATIONAL    EQUITY
NET ASSETS)                        FUND       FUND      FUND        FUND       MAGNUM FUND      FUND
                                ----------   ------   --------   ----------   -------------   --------
Investment Advisory Fee (after
 expense reimbursement and/or
 fee waiver) (5)
    Class A...................       0.64%      1.00%     0.84%     0.07%        0.80%            0.80%
    Class B...................       0.64%      1.00%     0.84%     0.07%        0.80%            0.80%
    Class C...................       0.64%      1.00%     0.84%     0.07%        0.80%            0.80%
12b-1/Service Fees
    Class A...................       0.25%      0.25%     0.25%     0.25%        0.25%            0.25%
    Class B (6)...............       1.00%      1.00%     1.00%     1.00%        1.00%            1.00%
    Class C (6)...............       1.00%      1.00%     1.00%     1.00%        1.00%            1.00%
Other Expenses (after expense
 reimbursement and/or fee
 waiver) (5)
    Class A...................       0.81%      0.63%     1.06%     1.78%        0.60%            0.65%
    Class B...................       0.81%      0.63%     1.06%     1.78%        0.60%            0.65%
    Class C...................       0.81%      0.63%     1.06%     1.78%        0.60%            0.65%
Total Operating Expenses
 (after expense reimbursement
 and/or fee waiver) (5)
    Class A...................       1.70%      1.88%     2.15%(7)    2.10%(7)    1.65%           1.70%
    Class B...................       2.45%      2.63%     2.90%(7)    2.85%(7)    2.40%           2.45%
    Class C...................       2.45%      2.63%     2.90%(7)    2.85%(7)    2.40%           2.45%


------------------------------

(5) The Adviser has agreed to waive its advisory fees and/or to reimburse expenses of the Funds listed above, if necessary, if such fees would cause the total annual operating expenses of the Funds, as a percentage of average daily net assets, to exceed the percentages set forth in the table above. The following sets forth, for each such Fund, (i) investment advisory fees absent advisory fee waivers and (ii) expected total operating expenses absent fee waivers and/or expense reimbursements.



                                 GLOBAL
                                 EQUITY        ASIAN      EMERGING       LATIN      INTERNATIONAL    JAPANESE
                               ALLOCATION     GROWTH       MARKETS     AMERICAN        MAGNUM         EQUITY
                                  FUND         FUND         FUND         FUND           FUND           FUND
                               -----------  -----------  -----------  -----------  ---------------  -----------
Investment Advisory Fees
 (All Classes)...............       1.00%        1.00%        1.25%        1.25%          1.00%          1.00%

Total Operating Expenses
  Class A....................       2.06%        1.88%        2.56%        3.28%          1.90%          1.90%
  Class B....................       2.81%        2.61%        3.31%        3.89%          2.65%          2.65%
  Class C....................       2.81%        2.63%        3.34%        4.06%          2.65%          2.65%



   As a result of these reductions, the Investment Advisory Fees stated above are lower than contractual fees stated under "Management of the Company." The Adviser reserves the right to terminate any of its fee waivers at any time in its sole discretion. For further information on Company expenses, see "Management of the Fund."



(6) Of the 12b-1/Service fees for the Class B shares and the Class C shares, 0.75% represents a distribution fee and 0.25% represents a shareholder services fee.



(7) The ratios of total operating expenses to average net assets exclude the effect of foreign country tax expense.



    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Funds listed above will bear directly or indirectly. The Class A, Class B and Class C expenses and fees for each such Fund are based on actual figures for the period ended June 30, 1996, except that the Class A, Class B and Class C expenses and fees for the International Magnum and Japanese Equity Funds are based on estimates. For purposes of calculating the estimated expenses and fees set forth above, the table assumes that each Fund's average daily net assets will be $50,000,000. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

    The following examples illustrate the expenses that you would pay on a $1,000 investment, assuming a 5% annual rate of return and redemption at the end of each time period as indicated, in (i) Class A shares of each listed Fund, including the maximum 4.75% sales charge, (ii) Class B shares of each such Fund, which have a CDSC, but no initial sales charge and (iii) Class C shares of each such Fund, which have a CDSC, but no initial sales charge.



                                                                      GLOBAL
                                                                      EQUITY    ASIAN   EMERGING   LATIN    INTERNATIONAL JAPANESE
                                                                      ALLOCATION GROWTH MARKETS   AMERICAN   MAGNUM    EQUITY
                                                                       FUND     FUND      FUND      FUND      FUND      FUND
                                                                      -------  -------  --------  --------  --------  --------
Class A shares
 (If it is assumed there are no redemptions, the expenses are the same)
1 Year............................................................... $ 64(1)  $ 66(1)  $ 68(1)   $ 68(1)   $ 63(1)   $ 64(1)
3 Years..............................................................   99      104      112       110        97        99
5 Years..............................................................  135      145      157       155         *         *
10 Years.............................................................  239      259      284       279         *         *
Class B shares
 (Assuming complete redemption at end of period)
1 Year...............................................................   75       77       79        79        74        75
3 Years..............................................................  106      112      120       118       105       106
5 Years..............................................................  151      161      173       170         *         *
10 Years (2).........................................................  279      298      322       318         *         *
(Assuming no redemption)
1 Year...............................................................   25       27       29        29        24        25
3 Years..............................................................   76       82       90        88        75        76
5 Years..............................................................  131      141      153       150         *         *
10 Years (2).........................................................  279      298      322       318         *         *
Class C shares
 (Assuming complete redemption immediately prior to the end of period)
1 Year...............................................................   35       37       39        39        34        35
3 Years..............................................................   76       82       90        88        75        76
5 Years..............................................................  131      141      153       150         *         *
10 Years.............................................................  279      298      322       318         *         *
Class C shares
 (Assuming no redemption)
1 Year...............................................................   25       27       29        29        24        25
3 Years..............................................................   76       82       90        88        75        76
5 Years..............................................................  131      141      153       150         *         *
10 Years.............................................................  279      298      322       318         *         *


------------------------

 * Because the International Magnum and Japanese Equity Funds were either not operational or had recently become operational as of the date of this Prospectus, the Fund has not projected expenses beyond the three-year period shown.



(1) Certain large purchases may be subject to a reduced sales load. Purchases of Class A shares of the Funds listed above which, when combined with the net asset value of the purchaser's existing investments in Class A shares of these Funds, aggregate $1 million or more are not subject to an initial sales charge. A CDSC of 1.00% will be imposed, however, on shares from any such purchase that are redeemed within one year following such purchase.



(2)  Class B shares automatically convert to Class A shares after seven years.

    THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the examples above would be greater.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the Class A, Class B and Class C shares of the Global Equity Allocation, Asian Growth, Emerging Markets and Latin American Funds for each of the respective periods presented. The audited financial highlights are part of the Company's financial statements, which appear in the Company's June 30, 1996 Annual Report to Shareholders. The financial statements are included in the Company's Statement of Additional Information. The foregoing Funds' financial highlights for the periods presented have been audited by Price Waterhouse LLP, whose report thereon (which was unqualified) is also included in the Statement of Additional Information. Additional performance information about the Company is contained in the Company's Annual Report. The Annual Report and the financial statements contained therein, along with the Statement of Additional Information, are available at no cost from the Company at the address and telephone number noted on the cover page of this Prospectus. The International Magnum and Japanese Equity Funds were not operational as of the date of the Annual Report. The following information should be read in conjunction with the financial statements and notes thereto.

                         FINANCIAL HIGHLIGHTS CONTINUED
                         GLOBAL EQUITY ALLOCATION FUND

                                                           CLASS A                                        CLASS B+
                           ------------------------------------------------------------------------   -----------------
SELECTED PER SHARE DATA    JANUARY 4, 1993*       YEAR ENDED        YEAR ENDED         YEAR ENDED      AUGUST 1, 1995*
 AND RATIOS                TO JUNE 30, 1993      JUNE 30, 1994     JUNE 30, 1995     JUNE 30, 1996    TO JUNE 30, 1996
-------------------------  -----------------     -------------     -------------     --------------   -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $           10.00     $       11.09     $       11.99     $        12.60   $           13.01
                           -----------------     -------------     -------------     --------------            --------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (Loss)................               0.04              0.10              0.12               0.19                0.30
  Net Realized and
   Unrealized Gain.......               1.05              0.90              0.67               2.82                1.98
                           -----------------     -------------     -------------     --------------            --------
  Total From Investment
   Operations............               1.09              1.00              0.79               3.01                2.28
                           -----------------     -------------     -------------     --------------            --------
DISTRIBUTIONS
  Net Investment
   Income................                 --             (0.03)               --              (0.39)              (0.35)
  In Excess of Net
   Investment Income.....                 --                --             (0.05)                --                  --
  Net Realized Gain......                 --             (0.07)            (0.13)             (0.47)              (0.48)
                           -----------------     -------------     -------------     --------------            --------
  Total Distributions....                 --             (0.10)            (0.18)             (0.86)              (0.83)
                           -----------------     -------------     -------------     --------------            --------
NET ASSET VALUE, END OF
 PERIOD..................  $           11.09     $       11.99     $       12.60     $        14.75   $           14.46
                           -----------------     -------------     -------------     --------------            --------
                           -----------------     -------------     -------------     --------------            --------
TOTAL RETURN (1).........              10.90%             9.02%             6.69%             24.62%              18.08%
                           -----------------     -------------     -------------     --------------            --------
                           -----------------     -------------     -------------     --------------            --------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (000s)..................  $          10,434     $      33,425     $      42,586     $       63,706   $          14,786
Ratio of Expenses to
 Average Net
 Assets (2)..............               1.70%**           1.70%             1.70%              1.70%               2.45%**
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets (2)..........               1.04%**           0.98%             1.01%              0.71%               0.45%**
Portfolio Turnover
 Rate....................                 14%               30%               39%                44%                 44%
-----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period

  Per Share Benefit to
   Net Investment Income
   (Loss)................  $            0.08     $        0.09     $        0.04     $         0.10   $            0.22
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets................               3.65%**           2.58%             2.03%              2.06%               2.81%**
  Net Investment Income
   (Loss) to Average Net
   Assets................              (0.91)%**          0.10%             0.68%              0.35%               0.09%**
-----------------------------------------------------------------------------------------------------------------------

                                                           CLASS C
                           ------------------------------------------------------------------------
SELECTED PER SHARE DATA    JANUARY 4, 1993*       YEAR ENDED        YEAR ENDED         YEAR ENDED
 AND RATIOS                TO JUNE 30, 1993      JUNE 30, 1994     JUNE 30, 1995     JUNE 30, 1996
-------------------------  -----------------     -------------     -------------     --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $           10.00     $       11.05     $       11.90     $        12.43
                                    --------     -------------     -------------     --------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (Loss)................               0.01              0.06              0.04               0.12
  Net Realized and
   Unrealized Gain.......               1.04              0.86              0.65               2.75
                                    --------     -------------     -------------     --------------
  Total From Investment
   Operations............               1.05              0.92              0.69               2.87
                                    --------     -------------     -------------     --------------
DISTRIBUTIONS
  Net Investment
   Income................                 --                --                --              (0.33)
  In Excess of Net
   Investment Income.....                 --                --             (0.03)                --
  Net Realized Gain......                 --             (0.07)            (0.13)             (0.48)
                                    --------     -------------     -------------     --------------
  Total Distributions....                 --             (0.07)            (0.16)             (0.81)
                                    --------     -------------     -------------     --------------
NET ASSET VALUE, END OF
 PERIOD..................  $           11.05     $       11.90     $       12.43     $        14.49
                                    --------     -------------     -------------     --------------
                                    --------     -------------     -------------     --------------
TOTAL RETURN (1).........              10.50%             8.34%             5.84%             23.65%
                                    --------     -------------     -------------     --------------
                                    --------     -------------     -------------     --------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (000s)..................  $           6,995     $      29,892     $      40,460     $       63,025
Ratio of Expenses to
 Average Net
 Assets (2)..............               2.45%**           2.45%             2.45%              2.45%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets (2)..........               0.29%**           0.23%             0.25%             (0.04)%
Portfolio Turnover
 Rate....................                 14%               30%               39%                44%
--------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expen
 Limitation During the Pe
  Per Share Benefit to
   Net Investment Income
   (Loss)................  $            0.07     $        0.12     $        0.05     $         1.16
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets................               4.40%**           3.34%             2.78%              2.81%
  Net Investment Income
   (Loss) to Average Net
   Assets................              (1.66)%**         (0.66)%           (0.08)%            (0.40)%
-----------------------------------------------------------------------------------------------------------------------



  *  Commencement of operations

 **  Annualized


  + The Global Equity Allocation Fund began offering the current Class B shares on August 1, 1995.



 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



 (2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Global Equity Allocation Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Global Equity Allocation Fund to the extent that the total operating expenses of the Fund exceed 1.70% of the average daily net assets relating to the Class A shares and 2.45% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $353,000, $247,000 and $371,000, respectively, for the Global Equity Allocation Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                               ASIAN GROWTH FUND

                                                                CLASS A                                           CLASS B+
                               -------------------------------------------------------------------------      -----------------
SELECTED PER SHARE DATA         JUNE 23, 1993*         YEAR ENDED        YEAR ENDED        YEAR ENDED          AUGUST 1, 1995*
 AND RATIOS                    TO JUNE 30, 1993      JUNE 30, 1994     JUNE 30, 1995     JUNE 30, 1996        TO JUNE 30, 1996
-------------------------      ----------------      --------------    --------------   ----------------      -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....      $          12.00      $        12.00    $        15.50   $          16.42      $           16.51
                               ----------------      --------------    --------------   ----------------      -----------------
INCOME FROM INVESTMENT
 OPERATIONS..............
  Net Investment Loss....                    --               (0.03)               --              (0.04)                 (0.03)
  Net Realized and
   Unrealized Gain
   (Loss)................                    --                3.53              1.43               0.77                   0.33
                               ----------------      --------------    --------------   ----------------      -----------------
  Total From Investment
   Operations............                    --                3.50              1.43               0.73                   0.30
                               ----------------      --------------    --------------   ----------------      -----------------
DISTRIBUTIONS............
  Net Realized Gain......                    --                  --             (0.49)                --                     --
  In Excess of Net
   Realized Gain.........                    --                  --             (0.02)                --                     --
                               ----------------      --------------    --------------   ----------------      -----------------
                                             --                  --             (0.51)                --                     --
                               ----------------      --------------    --------------   ----------------      -----------------
NET ASSET VALUE, END OF
 PERIOD..................      $          12.00      $        15.50    $        16.42   $          17.15      $           16.81
                               ----------------      --------------    --------------   ----------------      -----------------
                               ----------------      --------------    --------------   ----------------      -----------------
TOTAL RETURN (1).........                  0.00%              29.17%             9.50%              4.45%                  1.82%
                               ----------------      --------------    --------------   ----------------      -----------------
                               ----------------      --------------    --------------   ----------------      -----------------
RATIOS AND SUPPLEMENTAL
 DATA....................
Net Assets, End of Period
 (000s)                        $         11,770      $      138,212    $      178,667   $        248,009      $          52,853
Ratio of Expenses to
 Average Net
 Assets (2)..............                  1.90%**             1.90%             1.90%              1.88%                  2.61%**
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets (2)..........                 (0.81)%**           (0.24)%            0.04%             (0.16)%                (0.52)%**
Portfolio Turnover
 Rate....................                     0%                 34%               34%                38%                    38%
-------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period

  Per Share Benefit to
   Net Investment Loss...      $           0.01      $         0.03                --                 --                     --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets................                 11.83%**             2.17%             1.90%              1.88%                  2.61%**
  Net Investment Income
   (Loss) to Average Net
   Assets................                (10.74)%**           (0.51)%            0.04%             (0.16)%                (0.52)%**
-------------------------------------------------------------------------------------------------------------------------------

                                                                   CLASS C
                               -------------------------------------------------------------------------------
SELECTED PER SHARE DATA        JUNE 23, 1993* TO         YEAR ENDED          YEAR ENDED          YEAR ENDED
 AND RATIOS                      JUNE 30, 1993         JUNE 30, 1994       JUNE 30, 1995       JUNE 30, 1996
-------------------------      -----------------      ----------------    ----------------    ----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....      $           12.00      $          12.00    $          15.40    $          16.19
                                        --------      ----------------    ----------------    ----------------
INCOME FROM INVESTMENT
 OPERATIONS..............
  Net Investment Loss....                     --                 (0.10)              (0.12)              (0.13)
  Net Realized and
   Unrealized Gain
   (Loss)................                     --                  3.50                1.42                0.72
                                        --------      ----------------    ----------------    ----------------
  Total From Investment
   Operations............                     --                  3.40                1.30                0.59
                                        --------      ----------------    ----------------    ----------------
DISTRIBUTIONS............
  Net Realized Gain......                     --                    --               (0.49)                 --
  In Excess of Net
   Realized Gain.........                     --                    --               (0.02)                 --
                                        --------      ----------------    ----------------    ----------------
                                              --                    --               (0.51)                 --
                                        --------      ----------------    ----------------    ----------------
NET ASSET VALUE, END OF
 PERIOD..................      $           12.00      $          15.40    $          16.19    $          16.78
                                        --------      ----------------    ----------------    ----------------
                                        --------      ----------------    ----------------    ----------------
TOTAL RETURN (1).........                   0.00%                28.33%               8.71%               3.64%
                                        --------      ----------------    ----------------    ----------------
                                        --------      ----------------    ----------------    ----------------
RATIOS AND SUPPLEMENTAL
 DATA....................
Net Assets, End of Period
 (000s)                        $           8,491      $        116,889    $        139,497    $        168,070
Ratio of Expenses to
 Average Net
 Assets (2)..............                   2.65%**               2.65%               2.63%               2.63%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets (2)..........                  (1.56)%**             (0.99)%             (0.77)%             (0.94)%
Portfolio Turnover
 Rate....................                     %0                    34%                 34%                 38%
-------------------------      -------------------------------------------------------------------------------
Effect of Voluntary Expen
 Limitation During the Pe
  Per Share Benefit to
   Net Investment Loss...      $            0.02      $           0.03                  --                  --
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets................                  12.64%**               2.92%               2.63%               2.63%
  Net Investment Income
   (Loss) to Average Net
   Assets................                 (11.55)%**             (1.26)%             (0.77)%             (0.94)%
-------------------------      -------------------------------------------------------------------------------



  *  Commencement of operations



 **  Annualized



  + The Asian Growth Fund began offering the current Class B shares on August 1, 1995.



 (1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



 (2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Asian Growth Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Asian Growth Fund to the extent that the total operating expenses of the Fund exceed 1.88% of the average daily net assets relating to the Class A shares and 2.63% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1994, June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $464,000, $0 and $0, respectively, for the Asian Growth Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                             EMERGING MARKETS FUND


                                       CLASS A                     CLASS B+                       CLASS C
                           -------------------------------      ---------------      ---------------------------------
                           JULY 6, 1994*                        AUGUST 1, 1995*      JULY 6, 1994*
SELECTED PER SHARE DATA     TO JUNE 30,       YEAR ENDED          TO JUNE 30,         TO JUNE 30,         YEAR ENDED
  AND RATIOS                   1995          JUNE 30, 1996           1996                 1995           JUNE 30, 1996
-------------------------  -------------     -------------      ---------------      --------------      -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $       12.00     $       10.61      $         10.91      $        12.00      $       10.53
                           -------------     -------------              -------      --------------      -------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (Loss)................           0.05              0.05                 0.01                  --              (0.01)
  Net Realized and
   Unrealized Loss.......          (1.44)             1.44                 1.02               (1.47)              1.41
                           -------------     -------------              -------      --------------      -------------
  Total From Investment
   Operations............          (1.39)             1.49                 1.03               (1.47)              1.40
                           -------------     -------------              -------      --------------      -------------
DISTRIBUTIONS............
  Net Investment
   Income................             --             (0.04)                  --                  --                 --
  In Excess of Net
   Realized Gain.........             --                --#                  --#                 --                 --#
                           -------------     -------------              -------      --------------      -------------
  Total Distributions....             --             (0.04)                  --                  --                 --
                           -------------     -------------              -------      --------------      -------------

NET ASSET VALUE, END OF
 PERIOD..................  $       10.61     $       12.06      $         11.94      $        10.53      $       11.93
                           -------------     -------------              -------      --------------      -------------
                           -------------     -------------              -------      --------------      -------------
TOTAL RETURN (1).........         (11.58)%           14.16%                9.45%             (12.25)%            13.30%
                           -------------     -------------              -------      --------------      -------------
                           -------------     -------------              -------      --------------      -------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (000s)..................  $      26,091     $     114,850      $        10,416      $       22,245      $      43,601
Ratio of Expenses to
 Average Net
 Assets (2)..............           2.33%**           2.16%                2.91%**             3.08%**            2.91%**
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets (2)..........           0.81%**           0.93%                0.30%**             0.06%**           (0.11)%
Portfolio Turnover
 Rate....................             32%               42%                  42%                 32%                42%
----------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period
 Per Share Benefit to Net
 Investment Income
 (Loss)..................  $        0.04     $        0.02      $          0.02      $         0.04      $        0.03
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets................           3.10%**           2.56%                3.31%**             3.90%**            3.34%
  Net Investment Income
   (Loss) to Average Net
   Assets................           0.04%**           0.53%               (0.10)%**           (0.76)%**          (0.54)%
Ratio of Expenses to
 Average Net Assets
 Excluding Country Tax
 Expense.................           2.15%**           2.15%                2.90%**             2.90%**            2.90%
----------------------------------------------------------------------------------------------------------------------


 #  Amount less than $0.01 per share.


 *  Commencement of operations


**  Annualized


 + The Emerging Markets Fund began offering the current Class B shares on August
   1, 1995.



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



(2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Emerging Markets Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Emerging Markets Fund to the extent that the total operating expenses of the Fund exceed 2.15% of the average daily net assets relating to the Class A shares and 2.90% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $197,000 and $355,000, respectively for the Emerging Markets Fund.

                         FINANCIAL HIGHLIGHTS CONTINUED
                              LATIN AMERICAN FUND


                                         CLASS A                       CLASS B+                       CLASS C
                           -----------------------------------      ---------------      ----------------------------------
                           JULY 6, 1994*                            AUGUST 1, 1995*      JULY 6, 1994*
SELECTED PER SHARE DATA     TO JUNE 30,           YEAR ENDED          TO JUNE 30,         TO JUNE 30,          YEAR ENDED
 AND RATIOS                     1995            JUNE 30, 1996            1996                 1995           JUNE 30, 1996
-------------------------  --------------       --------------      ---------------      --------------      --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $        12.00       $         9.08      $          9.58      $        12.00      $         8.99
                                  -------       --------------              -------             -------      --------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
   (Loss)................           (0.02)                0.10                 0.03               (0.08)               0.04
  Net Realized and
   Unrealized Gain
   (Loss)................           (2.70)                3.47                 2.84               (2.73)               3.40
                                  -------       --------------              -------             -------      --------------
  Total From Investment
   Operations............           (2.72)                3.57                 2.87               (2.81)               3.44
                                  -------       --------------              -------             -------      --------------
DISTRIBUTIONS
  Net Investment
   Income................              --                (0.02)                  --                  --                  --
  Paid in Capital........           (0.20)                  --                   --               (0.20)                 --
                                  -------       --------------              -------             -------      --------------
  Total Distributions....           (0.20)               (0.02)                  --               (0.20)                 --
                                  -------       --------------              -------             -------      --------------
NET ASSET VALUE, END OF
 PERIOD..................  $         9.08       $        12.63      $         12.45      $         8.99      $        12.43
                                  -------       --------------              -------             -------      --------------
                                  -------       --------------              -------             -------      --------------

TOTAL RETURN (1).........          (23.07)%              39.35%               29.26%             (23.83)%             38.26%
                                  -------       --------------              -------             -------      --------------
                                  -------       --------------              -------             -------      --------------

RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (000s)..................  $        7,658       $       18,701      $         2,041      $        4,085      $        6,780
Ratio of Expenses to
 Average Net
 Assets (2)..............            2.46%**              2.11%                2.87%**             3.20%**             2.86%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets (2)..........           (0.44)%**             1.18%                0.88%**            (1.16)%**            0.42%
Portfolio Turnover
 Rate....................             107%                 131%                 131%                107%                131%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary
 Expense Limitation
 During the Period
  Per Share Benefit to
   Net Investment Income
   (Loss)................  $         0.13       $         0.09      $          0.04      $         0.12      $         0.12
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets (Including
   Brazilian Tax
   Expense)..............            4.30%**              3.28%                3.89%               5.20%**             4.06%
  Net Investment Loss to
   Average Net Assets....           (2.26)%**             0.01%               (0.14)%**           (3.16)%**           (0.78)%
Ratio of Expenses to
 Average Net Assets
 Excluding Country Tax
 Expense.................            2.10%**              2.10%                2.85%**             2.85%**             2.85%
---------------------------------------------------------------------------------------------------------------------------



 *  Commencement of operations



**  Annualized



 + The Latin American Fund began offering the current Class B shares on August 1, 1995.



(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.



(2) Under the terms of an Investment Advisory Agreement, the Adviser is entitled to receive an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Latin American Fund. The Adviser has agreed to waive a portion of this fee and/or reimburse expenses of the Latin American Fund to the extent that the total operating expenses of the Fund exceed 2.10% of the average daily net assets relating to the Class A shares and 2.85% of the average daily net assets relating to the Class B and Class C shares. For the fiscal periods ended June 30, 1995 and June 30, 1996, the Adviser waived advisory fees and/or reimbursed expenses totaling approximately $165,000 and $206,000, respectively, for the Latin American Fund.

                               PROSPECTUS SUMMARY


THE COMPANY



    The Company currently consists of seventeen investment portfolios which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. providing services as Adviser and Administrator and Morgan Stanley & Co. Incorporated providing services as Distributor. Each Fund has its own investment objective and policies designed to meet its specific goals. For ease of reference, the words "Morgan Stanley," which begin the name of each Fund, have not been included in the Funds named below. The investment objective of each Fund described in this Prospectus is as follows:


    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.


    - The ASIAN GROWTH FUND seeks long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan.


    - The   EMERGING  MARKETS  FUND  seeks  long-term  capital  appreciation  by investing primarily in equity securities of emerging country issuers.


    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and by investing from time to time in debt securities issued or guaranteed by Latin American governments or governmental entities.



    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.


    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.


    The other Funds are described in other prospectuses which may be obtained from the Company at the address and telephone number noted on the cover page of this Prospectus. The objectives of these other Funds are listed below:


GLOBAL AND INTERNATIONAL EQUITY FUNDS:


    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.


U.S. EQUITY FUNDS:


    - The  AMERICAN  VALUE  FUND  seeks  high  total  return  by  investing   in
      undervalued equity securities of small-to medium-sized corporations.



    - The  AGGRESSIVE  EQUITY  FUND  seeks  capital  appreciation  by  investing
      primarily  in  a  non-diversified   portfolio  of  corporate  equity   and
      equity-linked securities.



    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.


    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

GLOBAL FIXED INCOME FUNDS:


    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers located throughout the world, including U.S. issuers.



    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the nationally recognized statistical rating organizations.



    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers located throughout the world.



MONEY MARKET FUNDS:



    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining the liquidity and stability of principal.



    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.



    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.



    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS ARE CURRENTLY NOT BEING OFFERED.


INVESTMENT MANAGEMENT


    Morgan Stanley Asset Management Inc. (the "Adviser" and the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Group Inc., which, together with its affiliated asset management companies, had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at September 30, 1996, acts as investment adviser to the Company and each of its Investment Funds. See "Management of the Company -- Investment Adviser" and "-- Administrator." On June 24, 1996, Morgan Stanley Group Inc. entered into a definitive agreement to purchase the parent company of Van Kampen American Capital, Inc. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $58.7 billion in assets under management as of September 30, 1996. The acquisition is expected to have closed by October 31, 1996.


RISK FACTORS


    The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. The Funds described herein will invest in securities of foreign issuers. Securities of foreign issuers are subject to certain risks not typically associated with domestic securities, including,
among  other  risks,  changes  in   currency  rates  and  in  exchange   control
regulations, costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, potential price volatility and lesser liquidity of shares traded on securities markets, less government supervision and regulation of securities markets, changes in taxes on income on securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, the risk of war and potentially greater difficulty in obtaining a judgment in a court outside the
United States. The Asian Growth, Emerging Markets, Latin American and International Magnum Funds invest in securities of issuers located in developing or emerging market countries, which may impose greater liquidity risks and other risks not typically associated with investing in the more established markets of developed countries. Investments in such emerging markets may be in small- to medium-sized companies, which are more vulnerable to risks than larger corporations, including a higher degree of liquidity, financial, price volatility and other risks than investments in the securities of larger corporations. The Emerging Markets and Latin American Funds may invest in lower rated and unrated debt securities (including in the case of the Latin American Fund, sovereign debt) which are considered speculative in nature and involve a high degree of risk. The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. See "Additional Investment Information -- Russian Securities Transactions." The Funds may invest in forward foreign currency exchange contracts, and the Emerging Markets, Latin American and International Magnum Funds may invest in foreign currency exchange futures and options. The Emerging Markets, Latin American and International Magnum Funds may invest in options. The Emerging Markets and Latin American Funds may engage in short selling. The Latin American Fund may borrow money for leverage purposes and invest in reverse repurchase agreements. In addition, each Fund may invest in repurchase agreements, borrow money, lend its portfolio securities, and purchase securities on a when-issued or delayed delivery basis. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including private placement securities. Such securities may be less liquid than publicly traded securities. There are also risks associated with the non-diversified status of the Emerging Markets, International Magnum and Latin American Funds. Each of these investment strategies involves specific risks which are described under "Investment Objectives and Policies," "Additional Investment Information" and "Investment Limitations" herein and under "Investment Objectives and Policies" in the Statement of Additional Information.


HOW TO INVEST


    The Class A, Class B and Class C shares of the Funds described herein are designed to provide investors a choice of three ways to pay distribution costs. Class A shares of the Funds are offered at net asset value plus an initial sales charge of up to 4.75% in graduated percentages based on the investor's aggregate investments in the Funds. Shares of the Class B shares and Class C shares of the Funds are offered at net asset value. Class B shares are subject to a contingent deferred sales charge ("CDSC") for redemptions within six years of purchase and are subject to higher annual distribution-related expenses than the Class A shares. Class C shares are subject to a CDSC for redemptions within one year of purchase and are subject to higher annual distribution-related expenses than the Class A shares. See "Purchase of Shares" for a discussion of reduction or waiver of sales charges, which are available for certain investors. Share purchases may be made through Morgan Stanley, through Participating Dealers or by sending payments directly to the Company. The minimum initial investment is $1,000 for each class of a Fund, except that the minimum initial investment amount for individual retirement accounts ("IRAs") is $250. The minimum for subsequent investments is $100, except that the minimum for subsequent investments for IRAs is $50 and there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."


HOW TO REDEEM


    Shares of each Fund may be redeemed at any time at the net asset value per share of the Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. A Class A shareholder of a Fund who did not pay an initial sales charge due to the size of the purchase and redeems shares within one year of purchase will be subject to a CDSC of 1.00%. Certain Class B shares that are redeemed within six years of purchase are subject to a maximum CDSC of 5.00% which decreases in steps to 0% after six years. Certain Class C shares that are redeemed within one year of purchase are subject to a CDSC of 1.00%. The CDSC for each class is applicable to the lesser of the current market value of the shares redeemed or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time. If a shareholder reduces his/her total investment in shares of a Fund to less than $1,000, the entire investment may be subject to involuntary redemption. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES


    The investment objective of each Fund is described below, together with the policies the Fund employs in its efforts to achieve its objective. Each Fund's investment objective is a fundamental policy which may not be changed by the Fund without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that a Fund will attain its objective. The investment policies described below are not fundamental policies and may be changed without shareholder approval. For more information about certain investment practices of the Funds, see "Additional Investment Information" below and "Investment Objectives and Policies" in the Statement of Additional Information.


THE GLOBAL EQUITY ALLOCATION FUND


    The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities of issuers in at least three different countries. The Adviser utilizes a "top-down" approach in selecting investments for the Fund that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Adviser's philosophy that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.



    The Adviser determines country allocations for the Global Equity Allocation Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/ Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund may invest a portion of its assets in emerging country equity securities, which are described in detail in the discussion of the Emerging Markets Fund, below. The Adviser intends to use the same criteria as used for the Emerging Markets Fund in selecting emerging market securities for investment. The Fund currently intends to invest in some or all of the following countries: Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.



    By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Adviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Adviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Adviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

    Within a particular country, investments are made through the purchase of common stocks which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the given country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Adviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Fund. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO")) or, if unrated, will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors. Indexation of the Fund's stock selection reduces stock-specific risk through diversification and minimizes transaction costs, which can be substantial in foreign markets.



    The Global Equity Allocation Fund may invest in non-publicly traded securities, private placements and restricted securities. See "Additional Investment Information -- Non-Publicly Traded Securities, Private Placements and Restricted Securities."



    The Global Equity Allocation Fund will normally purchase common stocks listed on a major stock exchange in the subject country. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Additional Investment Information." For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be of high quality, or hold cash. See "Additional Investment Information -- Temporary Investments".



    For   further  information  about  the   foregoing  and  certain  additional
investment practices of the Fund, including investment in derivative securities, see "Additional Investment Information" below.


THE ASIAN GROWTH FUND


    The investment objective of the Asian Growth Fund is long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in equity securities which are traded on recognized stock exchanges of the countries in Asia described below and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. The Fund does not intend to invest in securities which are primarily traded in markets in Japan or in companies organized under the laws of Japan. The Fund may also invest in sponsored or unsponsored Depositary Receipts, including American Depositary Receipts ("ADRs") of Asian issuers that are traded on stock exchanges in the United States. See "Additional Investment Information -- Depositary Receipts."

    The Asian Growth Fund will invest in countries having more established markets in the Asian region. The Asian countries to be represented in the Fund will consist of three or more of the following countries: Hong Kong, Singapore, Malaysia, Thailand, the Philippines and Indonesia. The Fund may also invest in common stocks traded on markets in China, Taiwan, South Korea, India, Pakistan, Sri Lanka and other developing markets that are open to foreign investment. There is no requirement that the Fund, at any given time, invest in any one particular country or in all of the countries listed above or in any other Asian countries. The Fund has no set policy for allocating investments among the several Asian countries. Allocation of investments among the various countries will depend on the relative attractiveness of the stocks of issuers in the respective countries. Government regulation and restrictions in many of the countries of interest may limit the amount, mode and extent of investment in companies in such countries.



    Under normal circumstances, at least 65% of the total assets of the Asian Growth Fund will be invested in equity securities of issuers in Asian countries, excluding Japan. Any remaining assets of the Fund will be kept in any combination of debt instruments, bills and bonds of governmental entities in Asia and the U.S., in notes, debentures, and bonds of companies in Asia and in money market instruments in the U.S. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Debt securities convertible into common stocks will be investment grade (rated in one of the four highest rating categories by an NRSRO) or, if unrated will be of comparable quality as determined by the Adviser under the supervision of the Board of Directors.



    The Adviser's approach in selecting investments for the Asian Growth Fund is oriented to individual stock selection and is value driven. In selecting stocks for the Fund, the Adviser initially identifies those stocks which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. The Adviser utilizes the research of a number of sources, including its affiliate in Geneva, Morgan Stanley Capital International, in identifying attractive securities, and applies a number of proprietary screening criteria to identify those securities it believes to be undervalued. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's value criteria. Those which no longer conform are sold. The Adviser will analyze assets, revenues and earnings of an issuer. In selecting industries and particular issuers, the Adviser will evaluate costs of labor and raw materials, access to technology, export of products and government regulation. Although the Fund seeks to invest in larger companies, it may invest in small- and medium-sized companies that, in the Adviser's view, have potential for growth. The Fund may invest in equity securities of smaller capitalized companies, which are more vulnerable to financial and other risks than larger companies. Investment in securities of smaller companies may involve a higher degree of risk and price volatility than in securities of larger companies. The Fund's investments will include securities of issuers located in developing countries and traded in emerging markets. These securities pose greater liquidity risks and other risks than securities of companies located in developed countries and traded in more established markets. For a description of special considerations and certain risks associated with investment in foreign issuers, see "Additional Investment Information."



    Although the Asian Growth Fund intends to invest primarily in securities listed on stock exchanges, it may also invest in securities traded in over-the-counter markets and, to a limited extent, in non-publicly traded securities. Securities traded in over-the-counter markets and non-publicly traded securities pose liquidity risks. See "Additional Investment Information -- Non-Publicly Traded Securities, Private Placements and Restricted Securities."



    Pending investment or settlement, and for liquidity purposes, the Fund may invest in domestic, Eurodollar and foreign short-term money market instruments. For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be of high quality or hold cash. See "Additional Investment Information -- Temporary Investments."



    Because of the lack of hedging facilities in the currency markets of Asia, no active currency hedging strategy is anticipated currently. Instead, each investment will be considered on a total currency adjusted basis with the U.S. Dollar as a base currency. The Fund may engage in foreign currency exchange contracts. See "Additional Investment Information -- Foreign Currency Hedging Transactions."



    For  further  information  about   the  foregoing  and  certain   additional
investment   practices  of  the  Asian  Growth  Fund,  including  investment  in derivative securities, see "Additional Investment Information" below.


THE EMERGING MARKETS FUND


    The investment objective of the Emerging Markets Fund is to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country equity securities. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. As used in this Prospectus, the term "emerging country" applies to any country which, in the opinion of the Adviser, is generally considered to be an emerging or developing country by the international financial community, including the International Bank for Reconstruction and Development (more commonly known as The World Bank) and the International Finance Corporation. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The Fund will focus its investments on those emerging market countries in which it believes the economics are developing strongly and in which the markets are becoming more sophisticated. The Fund intends to invest primarily in some or all of the following countries:


Argentina   Hungary    Morocco      South Korea
Botswana    India      Nigeria      Sri Lanka
Brazil      Indonesia  Pakistan     Taiwan
Chile       Israel     Peru         Thailand
China       Jamaica    Philippines  Turkey
Colombia    Jordan     Poland       Venezuela
Ghana       Kenya      Portugal     Zimbabwe
Greece      Malaysia   Russia
                       South
Hong Kong   Mexico     Africa

    As markets in other countries develop, the Emerging Markets Fund expects to expand and further diversify the emerging countries in which it invests. The Fund does not intend to invest in any security in a country where the currency is not freely convertible to U.S. Dollars, unless the Fund has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Fund has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.


    An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. (See "Additional Investment Information -- Foreign Investment" for a discussion of the nature of information publicly available for non-U.S. companies).


    To the extent that the Emerging Markets Fund's assets are not invested in emerging country equity securities, the remainder of the assets may be invested in (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; and (iii) short-term and medium-term debt securities of the type described below under "Additional Investment Information -- Temporary Investments." The Fund's assets may be invested in debt securities when the Investment Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. When deemed appropriate by the Adviser, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default. For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be of high quality or hold cash. See "Additional Investment Information -- Temporary Investments" below.



    The Emerging Markets Fund may invest indirectly in securities of emerging country issuers through sponsored or unsponsored Depositary Receipts, including ADRs. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. See

"Additional Investment Information -- Depositary Receipts." The Fund may, to a limited extent, invest in non-publicly traded securities, private placements and restricted securities. See "Additional Investment Information -- Non-Publicly Traded Securities, Private Placements and Restricted Securities."



    For   further  information  about  the   foregoing  and  certain  additional
investment practices of the Emerging Markets Fund, including investment in derivative securities, see "Additional Investment Information" below.


THE LATIN AMERICAN FUND


    The investment objective of the Latin American Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (i) of companies organized in or for which the principal securities trading market is in Latin America, (ii) denominated in a Latin American currency issued by companies to finance operations in Latin America, or
(iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues from either goods produced, sales made or services performed in Latin America (collectively, "Latin American issuers") and by investing, from time to time, in debt securities issued or guaranteed by a Latin American government or governmental entity ("Sovereign Debt"). Income is not an investment objective or a consideration in selecting investments.



    The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many Latin American issuers may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.



    In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which the Fund may acquire investments may be affected by other market participants' anticipation of the Fund's investing, by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.
Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the United States, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions.


    The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions in the future could have a significant effect on economic conditions in a Latin American country, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other developments could adversely affect the assets of the Fund held in particular Latin American countries.


    Beginning in 1982, certain Latin American countries experienced difficulty in servicing their sovereign debt. Over the last few years, the major Latin American countries, including Brazil, Mexico and Argentina, have successfully restructured and are now servicing their external debt. Obligations arising from past restructuring agreements have affected, and those arising from future restructuring agreements may affect, the economic performance and political stability of certain Latin American countries.


    Under normal conditions, substantially all, but not less than 80%, of the Latin American Fund's total assets are invested in equity securities of Latin American issuers and in Sovereign Debt. With respect to the Fund, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, the Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. See "Additional Investment Information -- Foreign Investment" for a discussion of the nature of information publicly available for non-U.S. companies. With respect to the Fund, equity securities include common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, Global or other types of Depositary Receipts. See "Additional Investment Information -- Depositary Receipts."



    The Latin American Fund focuses its investments in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. The Fund expects, under normal market conditions, to have at least 55% of its total assets invested in listed equity securities of issuers in these four countries. In addition, the Fund actively invests in markets in other Latin American countries such as Colombia, Peru and Venezuela. The Fund is not limited in the extent to which it may invest in any Latin American country and intends to invest opportunistically as markets develop. The portion of the Fund's holdings in any Latin American country will vary from time to time, although the portion of the Fund's assets invested in Chile may tend to vary less than the portions invested in other Latin American countries because, with limited exceptions, capital invested in Chile currently cannot be repatriated for one year.



    The governments of some Latin American countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser believes that privatization may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatization in appropriate circumstances. In certain Latin American countries, the ability of foreign entities, such as the Fund, to participate in privatization may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that Latin American governments will continue to sell companies currently owned or controlled by them or that any privatization programs in which the Fund participates will be successful.


    Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use Sovereign Debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund may participate in Latin American debt conversion programs. The Adviser will evaluate opportunities to enter into debt conversion transactions as they arise.



    Securities in which the Latin American Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. See "Additional Investment Information --Non-Publicly Traded Securities, Private Placements and Restricted Securities."



    To the extent that the Latin American Fund's assets are not invested in equity securities of Latin American issuers or in Sovereign Debt, the remainder of the assets may be invested in (i) debt securities of Latin American corporate issuers, (ii) equity or debt securities of corporate or governmental issuers located in countries outside Latin America, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated. The Fund may invest up to 20% of its total assets in securities that are determined by the Adviser to be comparable to securities rated below investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investor's Service, Inc. ("Moody's"). Such lower-quality securities are regarded as being predominantly speculative and involve significant risks. See "Additional Investment Information -- Lower Rated and Unrated Debt Securities."



    The Latin American Fund's holdings of lower-quality debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. The Fund may invest in Sovereign Debt to hold and trade in appropriate circumstances, as well as to use to participate in debt for equity conversion programs. The Fund will invest in Sovereign Debt only when the Fund believes such investments offer opportunities for long-term capital appreciation. Investment in Sovereign Debt involves a high degree of risk and such securities are generally considered to be speculative in nature.



    For temporary defensive purposes, the Latin American Fund may invest less than 80% of its total assets in Latin American equity securities and Sovereign Debt, in which case the Fund may invest in other equity or debt securities or may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. See "Additional Investment Information -- Temporary Investments." The Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, may purchase and write (sell) put and call options on securities, foreign currency and on foreign currency futures contracts, and may enter into stock index and interest rate futures contracts and options thereon. See "Additional Investment Information." There currently are limited options and futures markets for Latin American currencies, securities and indexes, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used depends on the development of those markets. The

Fund may also from time to time lend securities (but not in excess of 20% of its total assets) from its portfolio to brokers, dealers and financial institutions. See "Additional Investment Information -- Loans of Portfolio Securities."



    The Latin American Fund will not invest more than 25% of its total assets in one industry except and to the extent, and only for such period of time as, the Board of Directors determines in view of the considerations discussed below that it is appropriate and in the best interest of the Fund and its shareholders to invest more than 25% of the Fund's total assets in companies involved in the telecommunications industry. Since the securities markets of Latin American countries are emerging markets characterized by a relatively small number of issues, it is possible that one or more markets may on occasion be dominated by issues of companies engaged in the telecommunications industry. In addition, it is possible that government privatization in certain Latin American countries, which currently represent a primary source of new issues in many Latin American markets and often represent attractive investment opportunities, will occur in that industry. As a result, the Fund has adopted a policy under which it may invest more than 25% of its total assets in securities of issuers in the telecommunications industry. The Fund would only take this action if the Board of Directors determines that the Latin American markets are dominated by securities of issuers in such industry and that, in light of the anticipated return, investment quality, availability and liquidity of the issues in the industry, the Fund's ability to achieve its investment objective would, in light of its investment policies and limitations, be materially adversely affected if the Fund were not able to invest greater than 25% of its total assets in the telecommunications industry. In the event that the Board of Directors permits
greater  than  25%  of   the  Fund's  total  assets   to  be  invested  in   the
telecommunications industry, the Fund may be exposed to increased investment risks peculiar to that industry. The Fund will notify its shareholders of any decision by the Board of Directors to permit (or cease) investments of more than 25% of the Fund's total assets in the telecommunications industry. Such notice will, to the extent applicable, include a discussion of any increased investment risks peculiar to such industry to which the Fund may be exposed.



    The Latin American Fund is authorized to borrow up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, for investment purposes to increase the opportunity for greater return and for payment of dividends. Such borrowings would constitute leverage, which is a speculative characteristic. Leveraging will magnify declines as well as increases in the net asset value of the Fund's shares and in the yield on the Fund's investments. See "Additional Investment Information -- Borrowing and Other Forms of Leverage."



    For   further  information  about  the   foregoing  and  certain  additional
investment practices of the Latin American Fund, including investments in derivative securities, see "Additional Investment Information" below.


THE INTERNATIONAL MAGNUM FUND


    The investment objective of the International Magnum Fund is to provide long-term capital appreciation. The production of any current income is incidental to this objective. The Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. The equity securities in which the Fund may invest may be denominated in any currency.

    The countries in which the International Magnum Fund will invest are those comprising the Morgan Stanley Capital International EAFE Index (the "Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe and certain developed countries in Asia, such as Hong Kong and Singapore (each an "EAFE country," and collectively the "EAFE countries"). At least 65% of the total assets of the Fund will be invested in equity securities of issuers in at least three different EAFE countries under normal circumstances.


    By analyzing a variety of macroeconomic and political factors, the Adviser develops fundamental projections on comparative interest rates, currencies, corporate profits and economic growth among the various regions represented in the Index. These projections will be used to establish regional allocation strategies. Within these regional allocations, the Adviser then selects equity securities among issuers of a region.

    The Adviser's approach in selecting among equity securities within a region comprised of EAFE countries is oriented to individual stock selection and is value driven. The Adviser identifies those equity securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. In selecting investments, the Adviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Adviser located in Geneva, Switzerland. Fund holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Adviser's investment criteria. Equity securities which no longer conform to such investment criteria will be sold.


    Although the International Magnum Fund intends to invest primarily in equity securities listed on a stock exchange in an EAFE country, the Fund may invest in equity securities that are traded over the counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks. The Fund may also invest in private placements or initial public offerings in the form of oversubscriptions. Such investments generally entail short-term liquidity risks. See "Additional Investment Information -- Non-Publicly Traded Securities, Private Placements and Restricted Securities."



    The  International Magnum Fund may  invest up to 10%  of its total assets in
(i) investment funds with investment objectives similar to that of the Fund  and
(ii) for temporary purposes, money market funds and pooled investment vehicles. If the Fund invests in other investment funds, stockholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and fees of the Investment Adviser), but also will indirectly bear similar expenses of the underlying investment fund.



    Although the International Magnum Fund anticipates being fully invested in equity securities of EAFE countries, the Fund may invest, under normal circumstances for cash management purposes, up to 35% of its total assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be high-quality, or hold cash. See "Additional Investment Information -- Temporary Investments."



    For   further  information  about  the   foregoing  and  certain  additional
investment practices of the International Magnum Fund, including investments in derivative securities, see "Additional Investment Information" below.

THE JAPANESE EQUITY FUND


    The investment objective of the Japanese Equity Fund is to provide long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of Japanese issuers. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.



    Under normal conditions, the Japanese Equity Fund will invest at least 80% of its total assets in securities issued by entities that are organized under the laws of Japan, entities for which the principal securities trading market is in Japan, and entities not organized under the laws of Japan but deriving 50% or more of their revenues or profits from goods produced or sold, investments made, or services performed in Japan or which have at least 50% of their assets situated in Japan. These securities may include debt securities (issued by the Japanese government or by Japanese companies) when the Adviser believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities. In making investment decisions, the Adviser will consider, among other factors, the size of the company, its financial condition, its marketing and technical strengths and its competitiveness in its industry. All debt securities in which the Fund may invest will be rated no lower than BBB by S&P, Baa by Moody's or BBB by Mikuni Inc. ("Mikuni") (a Japanese rating agency) or, if unrated, of comparable quality as determined by the Adviser. Securities rated BBB by S&P, Baa by Moody's or BBB by Mikuni have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than would be the case with higher rated securities. The convertible securities in which the Fund may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks and may be fixed-income or zero coupon debt securities. Prior to their conversion, convertible securities may have characteristics similar to nonconvertible debt securities.



    The Japanese Equity Fund currently intends to focus its investments in Japanese companies that have an active market for their shares and that the Adviser believes show a potential for better than average growth. The Fund anticipates that most equity securities of Japanese companies in which it invests, either directly or indirectly by means of ADRs or convertible debentures, will be listed on securities exchanges in Japan. The Fund may also invest in equity securities of Japanese companies that are traded in an over-the-counter market.



    The Japanese Equity Fund may also invest up to 20% of its total assets in cash or short-term government or other short-term prime obligations or repurchase agreements so that funds may be readily available for general corporate purposes, including the payment of dividends, redemptions and operating expenses, for investment in securities through exercise of rights or otherwise. For temporary defensive purposes, the Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be high-quality, or hold cash. See "Additional Investment Information -- Temporary Investments" below.



    For  further  information  about   the  foregoing  and  certain   additional
investment practices of the Japanese Equity Fund, including investments in derivative securities, see "Additional Investment Information" below.


    Investors should consider the following factors inherent in investment in Japan.

    TRADE ISSUES. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing therefrom, Japan is in a difficult phase in its relation with its trading partners, particularly the U.S., where the trade imbalance is the greatest. Retaliatory action taken by such trading partners could affect the ability of Japanese companies to export goods to these countries, which could negatively impact the value of securities in the Fund.



    CURRENCY FACTORS. Over a long period of years, the yen has generally appreciated in relation to the dollar. The yen's appreciation would add to the returns of dollars invested through the Fund in Japan. A decline in the value of the yen would have the opposite effect, adversely affecting the value of the Fund in dollar terms.



    THE JAPANESE STOCK MARKET. Like other stock markets, the Japanese stock market can be volatile. A decline in the market may have an adverse effect on the availability of credit and on the value of the substantial stock holdings of Japanese companies in particular, Japanese banks, insurance companies and other financial institutions. A decline in the market may contribute to weakness in Japan's economy. The common stocks of many Japanese companies continue to trade at high price-earnings ratios even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States In general, however, reported net income in Japan is understated relative to U.S. accounting standards. In addition, Japanese companies have tended historically to have higher growth rates than U.S. companies, and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the United States.


                       ADDITIONAL INVESTMENT INFORMATION

BORROWING AND OTHER FORMS OF LEVERAGE


    The Latin American Fund is authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowing for investment purposes or to pay dividends. Borrowing creates leverage which is a speculative characteristic. Although the Fund is authorized to borrow, it will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging resulting from borrowing will magnify declines as well as increases in the Fund's net asset value per share and net yield.



    The Latin American Fund expects that any borrowing, for other than temporary purposes, will be made on a secured basis. The Fund's Custodian will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.



    The Latin American Fund may also enter into reverse repurchase agreements. See "Additional Investment Information --Reverse Repurchase Agreements" below.

DEPOSITARY RECEIPTS


    The Asian Growth, Emerging Markets, Latin American and Japanese Equity Funds may on occasion invest in ADRs. The Asian Growth, Emerging Markets and Latin American Funds may also invest in other depositary receipts, including Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other depositary receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent that such Depositary Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depositary. ADRs include American Depositary Shares and New York Shares and may be "sponsored" or "unsponsored." Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation.



    Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of an unsponsored Depositary Receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. The Funds may invest in sponsored and unsponsored Depositary Receipts. For purposes of the Funds' investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.


FOREIGN CURRENCY HEDGING TRANSACTIONS


    The Funds may enter into forward foreign currency exchange contracts ("forward contracts"). Forward contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. Purposes for which such contracts may be used include protecting against a decline in a foreign currency against the U.S. Dollar between the trade date and settlement date when a Fund purchases or sells securities, locking in the U.S. Dollar value of dividends declared on securities held by the Fund and generally protecting the U.S. Dollar value of securities held by the Fund against exchange rate fluctuations. While such forward contracts may limit losses to a Fund as a result of exchange rate fluctuations, they will also limit any exchange rate gains that might otherwise have been realized.


    The Emerging Markets, Latin American and International Magnum Funds may also enter into foreign currency futures contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are traded on regulated exchanges. Parties to a futures contract must make initial "margin" deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make "variation" margin deposits as the value of the futures contract fluctuates. Such Funds may not enter into foreign currency futures contracts if the aggregate amount of initial margin deposits on a Fund's futures positions, including stock index futures contracts and, in the case of the Latin American Fund, interest rate futures contracts (which are discussed below), would exceed 5% of the value of the Fund's total assets. The Funds also will be required to segregate assets to cover their futures contracts obligations.



    At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on an exchange. The Funds will only enter into such a forward or futures contract if it is expected that there will be a liquid market in which to close out such contract. There can, however, be no assurance that such a liquid market will exist in which to close a forward or futures contract, in which case a Fund may suffer a loss.



    The Emerging Markets, Latin American and International Magnum Funds may attempt to accomplish objectives similar to those described above with respect to forward and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives such Funds the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.



    Each Fund's Custodian will place cash or other liquid assets into a segregated account of the Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.

FOREIGN INVESTMENT


    Each of the Funds may invest in securities of foreign issuers. Investment in securities of foreign issuers, especially in securities of issuers in emerging countries, involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing, and financial and other reporting standards and requirements comparable to those applicable to domestic companies. Therefore, disclosure of certain material information may not be made and less information may be available to investors investing in foreign countries than in the U.S. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S. Many foreign securities markets have substantially less volume than U.S. national securities exchanges, and securities of some foreign issuers are less liquid and subject to greater price volatility than securities of comparable domestic issuers. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future adverse political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign governmental restrictions such as exchange controls. Emerging countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.



    Investments in securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the value of a Fund's assets measured in U.S. Dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Each Fund will also incur certain costs in connection with conversions between various currencies.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    In order to remain fully invested and to reduce transaction costs, the Emerging Markets, Latin American and International Magnum Funds may utilize appropriate securities index futures contracts and options on futures contracts, including securities index futures contracts and options on securities index futures contracts, to a limited extent and the Latin American Fund may utilize appropriate interest rate futures contracts and options on interest rate futures contracts to a limited extent. Because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of index futures and options to facilitate cash flows may reduce each Fund's overall transaction costs. The Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and the Adviser anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities. The Funds will engage in futures and options on futures transactions only for hedging purposes.

    The International Magnum Fund will engage only in transactions in securities index futures contracts, interest rate futures contracts and options thereon which are traded on a recognized securities or futures exchange. There currently are limited securities index futures, interest rate futures and options on such futures markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser, and the extent to which those strategies are used, will depend on the development of such markets.


    The Emerging Markets, Latin American and International Magnum Funds may enter into futures contracts and options thereon provided that not more than 5% of such Funds' total assets at the time of entering the transaction are required as deposits to secure obligations under such contracts. Furthermore, no more than 20% of each such Fund's total assets, in the aggregate, may be invested in futures contracts and options on futures contracts.



    Gains and losses on futures and options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of futures and options are
(i) imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures and options relating to the stocks purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. In the opinion of the Directors, the risk that a Fund will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions for which there appears to be a liquid secondary market.


INVESTMENT COMPANIES


    Some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds which have been specifically authorized. Certain of the Funds may invest in these investment companies, subject to the provisions of the Investment Company Act of 1940, as amended, (the "1940 Act") and other applicable laws. If a Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.



    Certain of the investment companies referred to in the preceding paragraph are advised by the Adviser. A Fund may, to the extent permitted under the 1940 Act and other applicable law, invest in these investment companies. If the Fund does elect to make an investment in such an investment company, it will only purchase the securities of such investment company in the secondary market.


LOANS OF PORTFOLIO SECURITIES


    Each Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. The Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of a Fund's total assets (exceeding in the aggregate 20% of such value with respect to the Latin American Fund). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially.


LOWER RATED AND UNRATED DEBT SECURITIES


    The Emerging Markets and Latin American Funds may invest in lower rated or unrated debt securities, commonly referred to as "junk bonds." In addition, the emerging country debt securities in which such Funds may invest are subject to risk and will not be required to meet a minimum rating standard and may not be rated. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of lower rated and unrated debt securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Fluctuations in the value of a Fund's investments will be reflected in the Fund's net asset value per share. The Adviser considers both credit risk and market risk in making investment decisions for a Fund. Investors should carefully consider the relative risks of investing in lower rated and unrated debt securities and understand that such securities are not generally meant for short-term investing.



    The U.S. corporate lower rated and unrated debt securities market is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. In addition, there may be limited trading markets for debt securities of issuers located in emerging countries. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.



    Prices for lower rated and unrated debt securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for lower rated and unrated debt securities, the financial condition of issuers of such securities and the value of outstanding lower rated and unrated debt securities. For example, U.S. federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower rated and unrated debt securities and limiting the deductibility of interest by certain corporate issuers of lower rated and unrated debt securities adversely affected the market in recent years.

    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of lower rated and unrated debt securities.


MONEY MARKET INSTRUMENTS


    Each Fund is permitted to invest in money market instruments for liquidity and temporary defensive purposes, although the Funds intend to stay invested in securities satisfying their primary investment objective to the extent practical. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. The money market investments permitted for the Funds include obligations of the U.S. Government, its agencies and instrumentalities, obligations of foreign sovereignties and other debt securities, including high-grade commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit (including Eurodollar certificates of deposit).


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES


    Each Fund, except the Japanese Equity Fund, may invest in securities that are neither listed on a stock exchange nor traded over the counter. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration. A Fund may not invest more than 15% of its net assets in illiquid securities nor more than 10% of its total assets in securities subject to legal or contractual restrictions on resale. Securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") may be determined to be liquid under guidelines adopted by, and subject to the supervision of, the Board of Directors. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


OPTIONS TRANSACTIONS


    Each of the Emerging Markets, Latin American and International Magnum Funds may seek to increase its return or may hedge all or a portion of its portfolio investments through options with respect to securities in which such Funds may invest. The Funds will engage in transactions in options only if they are traded on a recognized securities exchange. There currently are limited options markets in many countries, particularly emerging countries such as Latin American countries, and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such option markets.



    The Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Funds at the stated exercise price. A "covered" call option means that so long as the Funds are obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of the Funds.



    The Funds will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call option, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.



    The Funds may also write (i.e., sell) covered put options. By selling a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain options written by a Fund will be exercisable by the purchaser only on a specific date). Generally, a put option is "covered" if the Fund maintains cash or liquid securities equal to the exercise price of the option or if the Fund holds a put option on the same underlying security with a similar or higher exercise price. A Fund may sell put options to receive the premium paid by the purchaser and to close out a long put option position. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, a Fund may write a covered put at an exercise price reflecting the lower purchase price sought.



    The Funds may also purchase put or call options on individual securities or baskets of securities, including index options. When a Fund purchases a call option it acquires the right to buy a designated security at a designated price (the "exercise price"), and when a Fund purchases a put option it acquires the right to sell a designated security at the exercise price, in each case on or before a specified date (the "termination date"), usually not more than nine months from the date the option is issued. A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. A Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. No Fund may purchase call and put options to the extent that the value of its aggregate investment in such derivative securities exceeds 5% of its total assets.



    Gains and losses on options depend on the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors. Other risks associated with the use of options are (i) imperfect correlation between the change in market value of the securities held by the Funds and the prices of options relating to the securities purchased or sold by the Funds; and (ii) possible lack of a liquid secondary market for an option. In the opinion of the Adviser, the risk that the Funds will be unable to close out an options contract will be minimized by only entering into options transactions for which there appears to be a liquid secondary market.


REPURCHASE AGREEMENTS


    Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Company's Board of Directors. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by a Fund to the seller. The Funds always receive securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, a Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited. Repurchase agreements with durations (or maturities) over seven days in length are considered to be illiquid securities.


REVERSE REPURCHASE AGREEMENTS


    The Latin American Fund may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid assets in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Fund's ability to maintain a stable net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. The aggregate of these agreements is limited as set forth under "Investment Limitations." Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings set forth in "Investment Limitations."


RUSSIAN SECURITIES TRANSACTIONS


    The Emerging Markets Fund may invest in equity securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers.
Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.



    In light of the risks described above, the Board of Directors of the Emerging Markets Fund has approved certain procedures concerning the Fund's investments in Russian securities. Among these procedures is a requirement that the Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that the Fund would otherwise make.


SHORT SALES


    The Emerging Markets and Latin American Funds may from time to time sell securities short without limitation, although neither of such Funds intends to sell securities short on a regular basis. A short sale is a transaction in which a Fund sells securities it either owns or has the right to acquire at no added cost (i.e., "against the box") or it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When a Fund makes a short sale of borrowed securities, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, a Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.



    A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid assets. In addition, the Fund will place in a segregated account with the appropriate Custodian an amount of cash or liquid assets equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. Government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.


TEMPORARY INVESTMENTS


    For temporary defensive purposes, each Fund may invest in money market instruments and medium-term debt securities that the Adviser believes to be of high quality or hold cash. In addition, during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, for temporary defensive purposes each of the Emerging Markets Fund and Latin American Fund may reduce its holdings in equity and other securities and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or may hold cash. The short-term and medium-term debt securities in which such Funds may invest consist of (a) obligations of the U.S. or emerging country governments (Latin American governments with respect to the Latin American Fund), their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or emerging country banks (Latin American banks with respect to the Latin American Fund) denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and emerging country corporations (Latin American corporations with respect to the Latin American Fund) meeting such Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. See "Additional Investment Information -- Repurchase Agreements." For temporary defensive purposes, the Funds intend to invest only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries, including most Latin American countries.)


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


    Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. Each Fund will maintain with the appropriate Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment, and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each of the Funds not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 15% of a Fund's net assets other than the obligations created by these commitments.


                             INVESTMENT LIMITATIONS


    Each Fund, except the Emerging Markets, Latin American and International Magnum Funds, is a diversified investment company under the 1940 Act, and is subject to the following limitations: (a) as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, and its agencies and instrumentalities, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. The Emerging Markets, Latin American and International Magnum Funds are non-diversified investment companies under the 1940 Act, which means that each of such Funds is not limited by the 1940 Act in the proportion of its total assets that may be invested in the obligations of a single issuer. Thus, each of such Funds may invest a greater proportion of its total assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk resulting from such concentration of its portfolio securities. Each of such Funds, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



    The Funds also operate under certain investment restrictions that are deemed fundamental policies and may be changed by a Fund only with the approval of the holders of a majority of the Fund's outstanding shares.

In addition to other restrictions listed in the Statement of Additional Information, a Fund may not (i) invest more than 15% of the Fund's total assets in illiquid securities; (ii) borrow money except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at market value at the time of borrowing, or purchase securities while borrowings exceed 5% of its total assets; (iii) mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's total assets at the time of borrowing; except that the Latin American Fund may borrow, and mortgage, pledge or hypothecate its assets to secure such borrowings, in amounts equal to up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing; and except that the Latin American Fund may enter into reverse repurchase agreements in accordance with their investment objectives and policies; (iv) invest in fixed time deposits with a duration of over seven calendar days; or (v) invest more than 25% of the Fund's total assets in securities of companies in any one industry, except for the Latin American Fund.



                           MANAGEMENT OF THE COMPANY



    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Company and each of the Funds listed below. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and, subject to the supervision of the Company's Board of Directors, makes each of the Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Fund's investments. The Adviser is contractually entitled to receive an advisory fee computed daily and paid monthly at the following annual rates for each of the following Funds.


Global Equity Allocation Fund   1.00 %
Asian Growth Fund               1.00 %
Emerging Markets Fund           1.25 %
Latin American Fund             1.25 %
International Magnum Fund       1.00 %
Japanese Equity Fund            1.00 %


    The Adviser has agreed to a reduction in the fees payable to it and to reimburse expenses to the applicable Fund, if necessary, if such fees or expenses would cause total annual operating expenses of the Fund to exceed the maximum set forth in "Fund Expenses."



    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $86.5 billion under active management and $17 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Company -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information. On June 24, 1996, Morgan Stanley Group Inc. entered into a definitive agreement to purchase the parent company of Van Kampen American Capital, Inc. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with approximately $58.7 billion in assets under management as of September 30, 1996. The acquisition is expected to have closed by October 31, 1996.

    PORTFOLIO MANAGERS -- The following individuals have primary portfolio management responsibility for the Funds noted below:



    GLOBAL EQUITY ALLOCATION FUND -- BARTON M. BIGGS, MADHAV DHAR, FRANCINE J. BOVICH AND ANN D. THIVIERGE. Barton Biggs has been Chairman and a director of the Adviser since 1980 and a Managing Director of Morgan Stanley & Co. Incorporated ("Morgan Stanley") since 1975. He is also a director of Morgan Stanley Group Inc. and a director and chairman of various registered investment companies to which the Adviser and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University. Madhav Dhar is a Managing Director of the Adviser and Morgan Stanley. He joined the Adviser in 1984 to focus on global asset allocation and investment strategy and now is a co-head of the Adviser's emerging markets group. Mr. Dhar has been involved in the launching of the Adviser's country funds. He is a portfolio manager of the Emerging Markets Fund of the Company, the Emerging Markets and Active Country Allocation Portfolios of Morgan Stanley Institutional Fund, Inc., and Morgan Stanley Emerging Markets Fund, Inc. (a closed-end investment company listed on the New York Stock Exchange). He holds a B.S. (honors) from St. Stephens College, Delhi University (India), and an M.B.A. from Carnegie - Mellon University. Francine Bovich joined the Adviser as a Principal in 1993. She is responsible for portfolio management and communication of the Adviser's asset allocation strategy to institutional investor clients. Previously, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. ("Westwood"), a registered investment adviser. Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (now Chancellor Capital Management), where she was responsible for the Institutional Investment Management group. Ms. Bovich began her investment career with Banker's Trust Company. She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University. Ann Thivierge is a Principal of the Adviser. She is a member of the Adviser's asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Prior to joining the Adviser in 1986, she spent two years at Edgewood Management Company, a privately held investment management firm. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University. Mr. Biggs, Mr. Dhar, Ms. Bovich and Ms. Thivierge have had primary responsibility for managing the Fund since it commenced operations.



    ASIAN GROWTH FUND -- EAN WAH CHIN AND SEAH KIAT SENG. Ean Wah Chin is a Managing Director of the Adviser and Morgan Stanley and is responsible for the Adviser's regional Asia ex-Japan operations based in Singapore. She has shared primary management responsibility for the Fund since it commenced operations. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager on one of the largest portfolios in Asia. Ms. Chin was an ASEAN scholar educated at the University of Singapore. Seah Kiat Seng joined the Adviser's Singapore office in 1990 as a portfolio manager/analyst specializing in the Southeast Asian markets. He is currently a Vice President, responsible for investments in Thailand. He has shared primary management responsibility for the Fund since it commenced operations. Previously, Kiat Seng worked at Barclays de Zoete Wedd (BZW), where he was a senior investment analyst who helped pioneer BZW's research effort in Singapore. Kiat Seng is a Chartered Financial Analyst and a qualified real estate valuer who has worked for the Singapore Ministry of Finance. He was a Colombo Plan Scholar educated in New Zealand.



    EMERGING MARKETS FUND -- MADHAV DHAR AND MARIANNE L. HAY. Information about Madhav Dhar is included under the Global Equity Allocation Fund above. Mr. Dhar has shared primary responsibility for managing the Fund's assets since it commenced operations. Marianne L. Hay, a Managing Director of Morgan Stanley, is a co-head of the Adviser's emerging markets group and joined the Adviser in June 1993 to work with the Adviser's senior management covering all emerging markets asset allocation, product development and client services. Ms. Hay has 17 years of investment experience. Prior to joining the Adviser, she was a director of Martin Currie Investment Mangement, Ltd. ("Martin Currie") where her responsibilities included geographic asset allocation and portfolio management for global and emerging markets funds, as well as being director in charge of the company's North American clients. Prior to her tenure at Martin Currie, she worked for the Bank of Scotland and the investment management firm of Ivory and Sime plc. She graduated with an honors degree in genetics from Edinburgh University and holds a Diploma in Education and the qualification of the Association of the Institute of Bankers in Scotland. Ms. Hay has shared primary responsibility for managing the Fund since it commenced operations.



    LATIN AMERICAN FUND -- ROBERT L. MEYER. Robert Meyer joined the Adviser in 1989 and is now a Principal of the Adviser and Morgan Stanley. He is responsible for all of the Adviser's equity investments in Latin America and has had primary responsibility for managing the Fund since it commenced operations.



    INTERNATIONAL MAGNUM FUND -- FRANCINE J. BOVICH. Information about Francine Bovich is included under the Global Equity Allocation Fund above. Ms. Bovich has had primary responsibility for managing the Fund since it commenced operations.



    JAPANESE EQUITY FUND -- DOMINIC CALDECOTT AND KUNIHIKO SUGIO. Mr. Caldecott is responsible for research and stock selection in the Pacific Basin and has been primarily responsible for managing the Fund's assets since it commenced operations. He has ten years professional experience, primarily in Tokyo, Hong Kong and Seoul. Prior to joining the Adviser and Morgan Stanley, he worked with GT Management Group in Tokyo and Hong Kong, specializing in Pacific Basin investment management. He became a Vice President of the Adviser and Morgan Stanley in 1987, a principal in 1989, and a Managing Director in 1991. He is responsible for a number of Pacific Basin investment programs for clients of Morgan Stanley. Mr. Caldecott is a graduate of New College, Oxford, England. Kunihiko Sugio joined the Adviser in December 1993 as a Vice President and manages dedicated Japanese equity portfolios. He has been primarily responsible for managing the Fund's assets since it commenced operations. Prior to joining Morgan Stanley, he worked with Baring International Investment Management, Tokyo, where he was a Director and fund manager. He graduated from Wakayama Kokuritsu University.



    ADMINISTRATOR. Morgan Stanley Asset Management Inc. (the "Administrator") also provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Company and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Company dividend disbursing and transfer agent services. For its services under the Administration Agreement, the Company pays the Administrator a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Fund.



    Under a sub-administration agreement between the Administrator and The Chase Manhattan Bank, ("Chase"), Chase Global Funds Services Company ("CGFSC" or the "Transfer Agent"), a corporate affiliate of

Chase, provides certain administrative services to the Company. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the sub-administration agreement are subject to the supervision of the Board of Directors of the Company. The Board of Directors of the Company has approved the provision of services described above pursuant to the sub-administration agreement as being in the best interests of the Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. For additional information on the sub-administration agreement, see "Management of the Company" in the Statement of Additional Information.



    ADMINISTRATORS FOR THE LATIN AMERICAN FUND. The Latin American Fund has entered into an administration agreement (the "Chilean Administration Agreement") with Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator"), a Chilean corporation, pursuant to which the Chilean Administrator acts as the Fund's legal representative in Chile. Under the Chilean Administration Agreement, the Chilean Administrator performs various services for the Fund, including making and obtaining all exchange control filings and approvals required for the Fund to effect investment and other transactions in Chile and to remit moneys and other assets outside of Chile, obtaining from the relevant authorities in Chile all confirmations or consents relating to the tax status of the Fund and all tax rebates and other payments which may be due to the Fund, and performing all other administrative duties in Chile required by Chilean law or Chilean authorities through instructions or regulations to be performed. For its services, the Chilean Administrator is paid an annual fee by the Fund equal to the greater of 0.125% of the Fund's average weekly net assets invested in Chile or $20,000, paid monthly. Unless terminated by the Company's Board of Directors upon 60 days' prior written notice, or by the Chilean Administration upon 90 days' prior written notice, the Chilean Administration Agreement will continue automatically from year to year.



    The Latin American Fund is required under Brazilian law to have a local administrator in Brazil. Unibanco-Uniao (the "Brazilian Administrator"), a Brazilian corporation, acts as the Fund's Brazilian administrator pursuant to an agreement with the Fund (the "Brazilian Administration Agreement"). Under the Brazilian Administration Agreement, the Brazilian Administrator performs various services for the Fund, including effecting the registration of the Fund's foreign capital with the Central Bank of Brazil, effecting all foreign exchange transactions related to the Fund's investments in Brazil and obtaining all approvals required for the Fund to make remittances of income and capital gains and for the repatriation of the Company's investments pursuant to Brazilian law. For its services, the Brazilian Administrator is paid an annual fee equal to
 .125% of the Fund's average weekly net assets invested in Brazil, paid monthly. The principal office of the Brazilian Administrator is located at Avenida Eusebio Matoso, 891, Sao Paulo, S.P., Brazil. The Brazilian Administration Agreement is terminable upon six months' notice by either party. The Brazilian Administrator may be replaced only by an entity authorized to act as a joint manager of a managed portfolio of bonds and securities under Brazilian law.



    The Latin American Fund is required under Colombian law to have a local administrator in Colombia. CitiTrust S.A. (the "Colombian Administrator"), a Colombian Trust Company, acts as the Fund's Colombian administrator pursuant to an agreement with the Fund (the "Colombian Agreement"). Under the Colombian Agreement, the Colombian Administrator performs various services for the Fund, including effecting the registration of the Fund's foreign capital with the Central Bank of Colombia, effecting all foreign exchange transactions related to the Fund's investments in Colombia and obtaining all approvals required for the Fund to make remittances of income and capital gains and for the repatriation of the Fund's investments pursuant to

Colombian law. For its services, the Colombian Administrator is paid an annual fee of $1,000 plus .20% per transaction. The principal office of the Colombian Administrator is located at Sociedad Fiduciaria International S.A., 8-89, Piso 2, Santa Fe de Bogota, Colombia. The Colombian Agreement is terminable upon 30 days' notice by either party. The Colombian Administrator may be replaced only by an entity authorized to act as a joint manager of a managed portfolio of bonds and securities under Colombian law.


    DIRECTORS AND OFFICERS. Pursuant to the Company's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Company's Adviser, Administrators and Distributor. The Officers of the Company conduct and supervise its daily business operations.



    DISTRIBUTOR. Morgan Stanley & Co. Incorporated ("Morgan Stanley" or the "Distributor") serves as the distributor of the shares of the Company. Under its distribution agreement (the "Distribution Agreement") with the Company, Morgan Stanley sells shares of the Company upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any specific number of shares of the Company.



    The Company currently offers Class A shares, Class B shares and Class C shares of the Funds other than the money market funds. The Funds that are money market funds offer only a single class of shares. The Company may in the future offer one or more classes of shares for each Fund that may have CDSCs or initial sales charges or other distribution charges or a combination thereof different from those of the classes currently offered.



    The Board of Directors of the Company has approved and adopted the Distribution Agreement for the Company and a plan for each class of the Funds pursuant to Rule 12b-1 under the 1940 Act (each a "Plan" and together, the "Plans"). Under each Plan, the Distributor is entitled to receive from these Funds a distribution fee, which is accrued daily and paid quarterly, at a minimum rate of 0.25% for the Class A shares of each Fund, and 0.75% of the Class B shares and Class C shares of each Fund, on an annualized basis of the average daily net assets of such classes. The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor expects to pay a portion of its fee to investment dealers, banks or financial services firms that provide distribution services (each, a "Participating Dealers"). The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares. Under the Plans the Class B shares and Class C shares are subject to a shareholder servicing fee at an annual rate of 0.25% on an annualized basis of the average daily net assets of such class of shares of a Fund. In addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of the Funds' shares. Each Plan provides that the Adviser may make payments from these sources to third parties, such as consultants that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).



    The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse Morgan Stanley for the actual expenses Morgan Stanley may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if Morgan Stanley's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If Morgan Stanley's actual expenses are less than the fee it receives, Morgan Stanley will retain the full amount of the fee.

    Each Plan for a class of Company shares, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto ("12b-1 Directors"). Each Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of a Fund. The fee set forth above will be paid by the appropriate class to Morgan Stanley unless and until a Plan is terminated or not renewed. The Company intends to operate each Plan in accordance with its terms and the NASD Conduct Rules concerning sales charges.



    In addition to the distribution and shareholder servicing fees described above, Morgan Stanley also receives a sales charge of up to 4.75% of the sales price of Class A shares of each Fund. Morgan Stanley may reallow up to the full applicable sales charge, as shown in the table in "Purchase of Shares" below, to certain Participating Dealers during periods and for transactions specified in "Purchase of Shares" and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, certain Participating Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended. Morgan Stanley may receive a CDSC of up to 1.00% of the sales price of the Class A shares and Class C shares of the Funds, as described below under "Purchase of Shares." Morgan Stanley may also receive a CDSC of up to 5.00% of the lower of sales price or market value of shares of the Class B shares of the Funds, as described below under "Purchase of Shares." In addition to the sales charges described above, Morgan Stanley may from time to time and from its own resources pay or allow additional discounts or promotional incentives, in the form of cash or other compensation, to Participating Dealers. In some instances, such discounts or other incentives may be offered only to certain Participating Dealers that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Company, or other funds underwritten by Morgan Stanley. In some instances, these incentives may be offered only to certain Participating Dealers that have sold or may sell significant amounts of shares. In addition, Morgan Stanley pays ongoing trail commissions to Participating Dealers. At the option of the Participating Dealer, such bonuses or other incentives may take the form of payment for travel expenses, including lodging incurred in connection with trips taken by persons associated with the Participating Dealer and members of their families to places within or outside of the United States. The Distributor or Participating Dealers and their investment representatives may receive different levels of compensation depending on which class of shares they sell.



    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser or its affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser or its affiliates from their assets, and will not be made from the assets of the Company or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.



    EXPENSES.   The Funds are responsible for  payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES


    Shares of the Funds may be purchased through Morgan Stanley, Participating Dealers or directly from the Company. Class A shares of the Funds may be purchased at the net asset value per share plus the applicable sales charge, if any, next determined after receipt of the purchase order and payment. Class B shares and Class C shares of the Funds may be purchased at the net asset value per share next determined after receipt of the purchase order and payment. Participating Dealers are responsible for forwarding orders they receive to the Company by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above and the failure to do so will result in the investors being unable to obtain that day's net asset value. See "Valuation of Shares."



    The Class A, Class B and Class C alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investments in the Company, the combination of sales charge, distribution fee and CDSC on Class A shares is more favorable than the combination of distribution/service fees and CDSC on Class B shares or Class C shares. In some cases, investors planning to purchase $100,000 or more of Company shares may pay lower aggregate charges and expenses by purchasing Class A shares. (See "Fund Expenses" above.)


OFFERING PRICE OF CLASS A SHARES


    Class A shares of the Funds may be purchased at the net asset value per share plus a sales charge (the "Offering Price") which is a percentage of the Offering Price that decreases as the amount of the purchase increases as shown below:



                             SALES CHARGE AS    SALES CHARGE AS    DEALER RETENTION
      CLASS A SHARES          PERCENTAGE OF    PERCENTAGE OF NET   AS PERCENTAGE OF
    AMOUNT OF PURCHASE+      OFFERING PRICE     AMOUNT INVESTED    OFFERING PRICE**
---------------------------  ---------------   -----------------   ----------------
Less than $100,000                4.75%              4.99%               4.25%
$100,000 - $249,999               3.50%              3.63%               3.00%
$250,000 - $499,999               2.50%              2.56%               2.00%
$500,000 - $999,999               2.00%              2.04%               1.50%
$1,000,000 and over               None*              None*               None*


------------------------------

 * Purchases of $1 million or more may be subject to a CDSC. (See below.) Morgan Stanley may make payments to Participating Dealers in amounts up to 1.00% of the Offering Price.


** The Distributor may, in its discretion, permit Participating Dealers to retain the full amount of the sales charge in connection with certain sales.

 + The amount of purchase includes net asset value of the purchase plus the sales charge.


    Morgan Stanley may in its discretion compensate Participating Dealers in connection with the sale of Class A shares of the Funds in an aggregate amount of $1 million or more up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $3 million, .50% on the next $2 million and .25% on amounts over $5 million. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, Morgan Stanley will consider the cumulative amount invested by the purchaser in Class A shares of the Funds.

    REDUCTION OR WAIVER OF SALES CHARGES. A shareholder who purchases additional Class A shares of a Fund may obtain reduced sales charges through a right of accumulation of current purchases of Class A shares of the Fund with concurrent purchases of Class A shares of Funds and with existing Class A share investments in all Funds. The applicable sales charge will be determined based on the total of (a) the shareholder's current purchases of Class A shares of Funds plus (b) an amount equal to the greater of the then current net asset value, or the total purchase price of the investor's prior purchases of all Class A shares of Funds held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Morgan Stanley at the time of purchase, either directly or through a Participating Dealer or shareholder servicing agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Company may amend or terminate this right of accumulation at any time as to subsequent purchases.



    For purposes of reduced sales charges based on amount of purchase, the term "purchase" refers to purchases made at one time by any "purchaser," which includes an individual; a group composed of an individual and his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; a pension, profit-sharing or other employee benefit plan, whether or not qualified under Section 401 of the Code; or other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge on purchases of the Class A shares, all orders from an organized group will have to be placed through a single Participating Dealer and identified as originating from a qualifying purchaser.



    An investor may also obtain reduced sales charges shown above on purchases of the Class A shares by executing a written letter of intent which states the investor's intention to invest not less than $100,000 within a 13-month period in Class A shares of the Funds ("Letter"). Each purchase of Class A shares of a Fund under a Letter will be made at the Offering Price applicable at the time of such purchase to single purchases of the full amount indicated on the Letter. To obtain the terms and conditions included in the form of Letter, contact the Transfer Agent at 1-800-282-4404. An investor who wishes to enter into a Letter in connection with an investment in Class A shares of the Funds should use the form in the New Account Application attached to this Prospectus. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed Class A shares will be redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. A shareholder may include the value of all Class A shares of the Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the terms of the Letter, but no price adjustment will be made on such shares.



    Class A shares of the Funds may be purchased at net asset value without a sales charge by employee benefit plans, retirement plans and deferred compensation plans  and trusts  used  to fund  such  plans, including,  but  not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." Morgan Stanley may, in its discretion, compensate Participating Dealers up to 1.00% in connection with the sale of Class A shares of the Funds to 401(k), 403(b) or 457 participant-directed qualified retirement plans. Such shareholders are not subject to a CDSC upon liquidation.



    As disclosed above, no sales charge will be payable at the time of purchase of Class A shares on investments of $1 million or more. However, except as described above, a CDSC will be imposed on such investments in the event of a redemption of such Class A shares of the Funds within 12 months following the purchase, at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed. The Company may also sell Class A shares of the Funds at net asset value (without a sales charge) to Directors of the Company, directors and employees of the Adviser and Morgan Stanley, Participating Dealers, their respective affiliates and their immediate families and employees of agents of the Company. In addition, Class A shares may be sold without a sales charge when purchased (i) through bank trust departments; (ii) for investors whose accounts are managed by certain investment advisers registered under the Investment Advisers Act of 1940, as amended; (iii) for investors through certain broker/ dealers and other financial services firms that have entered into certain agreements with the Company which may include a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker/dealer or other firm; (iv) with redemption proceeds from other investment companies on which the investor had paid a front-end sales charge or, provided the investment company is unaffiliated with the Company, a contingent deferred sales charge; or (v) through a broker that maintains an omnibus account with the Company and such purchases are made by the following: (1) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (2) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent, or (3) retirement and deferred compensation plans and trusts used to fund such plans, including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code and "rabbi trusts." Investors who purchase or redeem shares through a trust department, broker, dealer, agent, financial planner, financial services firm, or investment adviser may be charged an additional service or transaction fee by that institution.


PURCHASE OF CLASS B SHARES


    Class B shares of the Funds may be purchased at net asset value without an initial sales charge. However, a CDSC will be imposed on certain Class B shares redeemed within six years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B shares redeemed or the total cost of such shares. Accordingly, the CDSC will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B shares derived from reinvestment of dividends or capital gains distributions.


    In determining whether the CDSC is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B shares in the shareholder's account that represent reinvested dividends and/or distributions, and/or of Class B shares held longer than six years after purchase, and next of Class B shares held the longest during the initial six-year period after purchase. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of purchase of Class B shares until the redemption of such shares (the "holding period"). The following table sets forth the rates of the CDSC.

CONTINGENT DEFERRED SALES CHARGE

                                             SALES CHARGE
                                                  AS
                                             PERCENTAGE OF
                                                  THE
                                             DOLLAR AMOUNT
YEAR SINCE PURCHASE                           SUBJECT TO
PAYMENT WAS MADE                                CHARGE
----------------------------------------------------------
First........................................     5.0%
Second.......................................     4.0%
Third........................................     3.0%
Fourth.......................................     3.0%
Fifth........................................     2.0%
Sixth........................................     1.0%
Thereafter...................................     None*

------------------------------

* As described more fully below, Class B shares automatically convert to Class A shares after the seventh year following purchase.


    Proceeds from the CDSC are paid to Morgan Stanley and are used by Morgan Stanley to defray its expenses related to providing distribution-related services to the Company in connection with the sale of the Class B shares. Morgan Stanley will make payments to the Participating Dealers that handle the purchases of such shares at a rate not in excess of 4.00% of the purchase price of such shares at the time of purchase and expects to pay a portion of its distribution fee, with respect to such shares, under the Rule 12b-1 Plan for such class of shares, as described under "Management of the Company -- Distributor" above. The combination of the CDSC and the distribution/service fee facilitates the ability of the Company to sell the Class B shares without a sales charge being deducted at the time of purchase.



    WAIVER OF CDSC.  The CDSC will be waived on the redemption of Class B shares
(i) following the death or initial determination of disability (as defined in the Code) of a shareholder; (ii) to the extent that the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or (iii) to the extent that shares redeemed have been withdrawn from a Systematic Withdrawal Plan (as described below), up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Systematic Withdrawal Plan is established, provided however that all dividends and distributions are reinvested in Class B Shares. The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Company's Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. The shareholder is responsible for providing sufficient documentation to the Transfer Agent to verify the existence of such circumstances. For information on the imposition and waiver of the CDSC, contact the Transfer Agent at 1-800-282-4404.


    AUTOMATIC CONVERSION TO CLASS A SHARES. After the seventh year following purchase, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees.

Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. Under current tax law, the conversion is not a taxable event to the shareholder.

    Class B shares may also be purchased through an Automatic Investment Plan as described below.

PURCHASE OF CLASS C SHARES


    Class C shares of the Funds may be purchased at the net asset value per share and such shares are subject to a CDSC at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares for shares that are redeemed within one year of purchase. Morgan Stanley will make payments to the Participating Dealers that handle the purchases of such shares at the rate of 1.00% of the purchase price of such shares at the time of purchase and expects to pay most of its distribution fee, with respect to such shares, under the Plan for such class of shares, as described under "Management of the Company -- Distributor" above. In determining whether a CDSC is payable, and, if so, the amount of the fee or charge, it is assumed that shares not subject to such fee or charge are the first redeemed.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS


    No initial sales charge or CDSC will be payable on the shares of a Fund or class thereof purchased through the automatic reinvestment of dividends and distributions on shares of the Fund.


REINVESTMENT PRIVILEGE OF EACH CLASS


    A shareholder who has redeemed Class A shares of a Fund may reinvest up to the full amount received at net asset value at the time of the reinvestment in Class A shares of the Fund without payment of a sales charge. A shareholder who has redeemed Class B shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class A shares at net asset value with no initial sales charge. A shareholder who has redeemed Class C shares of a Fund and paid a CDSC upon such redemption may reinvest up to the full amount received upon redemption in Class C shares at net asset value and not be subject to a CDSC. Purchases through the reinvestment privilege are subject to the minimum applicable investment requirements. The reinvestment privilege as to any specific Class A, Class B or Class C shares must be exercised within 180 days of the redemption. The Transfer Agent must receive from the shareholder or the shareholder's Participating Dealer both a written request for reinvestment and a check or wire which does not exceed the redemption proceeds. The written request must state that the reinvestment is made pursuant to this reinvestment privilege. If a loss is realized on the redemption of Class A shares, the reinvestment may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


RETIREMENT PLANS


    Qualified retirement plans, IRAs, banks, bank trust departments and registered investment advisory companies, acting in a fiduciary or advisory capacity for individual, institutional or trust accounts, may purchase Class A shares of one or more of the Funds at net asset value (without a sales charge) provided that the initial order for such purchases is in an amount of $1 million or more or is part of a series of orders covered by a Letter to invest $1 million or more in Class A shares of the Funds. Certain employee benefit plans, retirement plans and deferred compensation plans and trusts used to fund such plans may purchase Class A shares of the Funds at net asset value without imposition of a sales charge. See "Offering Price of Class A Shares."


    Morgan Stanley provides retirement plan services and documents and can establish investor accounts in IRAs trusteed by Chase. This includes Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents. Brochures describing such plans and materials for establishing them are available from Morgan Stanley upon request. The brochures for plans trusteed by Chase describe the current fees payable to Chase for its services as trustee. Investors should consult with their own tax advisers before establishing a retirement plan.


INITIAL PURCHASES DIRECTLY FROM THE COMPANY



1) BY CHECK. An account may be opened by completing and signing a New Account Application and mailing it, together with a check ($1,000 minimum for each class of a Fund, except for IRAs, for which the initial minimum is $250) made payable to "Morgan Stanley Fund, Inc. -- [Fund name]," to:


    Morgan Stanley Fund, Inc.
    P.O. Box 2798
    Boston, Massachusetts 02208-2798

  Payment must be by check payable in U.S. Dollars, unless prior approval for payment by other currencies is given by the Company. The Fund(s) and the class(es) to be purchased should be designated on the New Account Application. Your purchase of shares by check is ordinarily credited to your account at the net asset value per share of the Fund next determined on the day of receipt of the order and the check.



2) BY FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Company's bank account ($1,000 minimum for each class of a Fund, except for IRAs, for which the initial minimum is $250). To help ensure prompt receipt of your Federal Funds Wire, it is important that you follow these steps:



A. Telephone the Company (toll free: 1-800-282-4404) and provide your name, address, telephone number, Social Security or Tax Identification Number, the Fund(s) and the class(es) selected, the amount being wired, and by which bank. The Company will then provide you with a bank wire control number. (Investors with existing accounts must also notify the Company prior to wiring funds.)



B. Instruct your bank to wire the specified amount to the Company's Wire Concentration Bank Account (be sure to have your bank include the name of the Fund(s) selected and the bank wire control number assigned to you):



        The Chase Manhattan Bank
        One Chase Manhattan Plaza
        New York, NY 10081-1000
        ABA# 021000021
        DDA# 910-2-732907
        Attn: Morgan Stanley Fund, Inc.
        Ref: (Fund name, class name, your account number, your account name)



      Please call the Company at 1-800-282-4404 prior to wiring funds.

C. Complete and sign the New Account Application and mail it to the address shown thereon.


      Purchase orders for shares of a Fund which are received prior to the regular close of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. Payment in Federal Funds is not possible on days when the Federal Reserve Banks are not open (including NYSE holidays, Martin Luther King Day, Columbus Day and Veterans
    Day) or the Company is not open. Orders for shares received on such days are ordinarily credited to your account at the net asset value per share next determined on the day following receipt of the order when both the Company and Federal Reserve Banks are open. Your bank may charge a service fee for wiring Federal Funds.



3) BY BANK WIRE. The same procedure outlined under "By Federal Funds Wire" above must be followed in purchasing shares by bank wire. However, money transferred by bank wire may or may not be converted into Federal Funds the same day, depending on the time the money is sent by the bank handling the wire and Federal Funds are received. The timing of effectiveness of purchase of shares and receipt of dividends is subject to the same timing considerations as described above with respect to purchase by Federal Funds wire and depends on when payment in Federal Funds is received. Your bank may charge a service fee for wiring funds.


ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment $100, except for IRAs, for which the minimum additional investment is $50, and automatic reinvestment of dividends and capital gains distributions, for which there is no minimum and no sales charge) by purchasing shares through your Participating Dealer, by mailing a check to the Company (payable to "Morgan Stanley Fund, Inc. -- [Fund name]") at the above address or by wiring monies to the Custodian Bank as outlined above. It is very important that your account number or wire control number be specified in the letter or wire to better assure proper crediting to your account. In order to ensure that your wire orders are invested promptly, you are requested to notify one of the Company's representatives (toll-free 1-800-282-4404) prior to the wire.


AUTOMATIC INVESTMENT PLAN


    After establishing an account with the Company, investors may purchase shares of the Funds through an Automatic Investment Plan, under which an amount specified by the shareholder equal to at least the applicable minimum for an investment amount on a monthly basis will be sent to the Transfer Agent from the investor's bank for investment in the Company. Investors who are participants in the Company's Systematic Withdrawal Plan should not at the same time participate in the Automatic Investment Plan. Investors interested in the Automatic Investment Plan or seeking further information should contact a Participating Dealer or Company representative. Shares to be held in broker street name may not be purchased through the Automatic Investment Plan.


OTHER PURCHASE INFORMATION


    The purchase price for the Class A shares of a Fund is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the order is received by the Company and for the Class B shares and Class C shares of the Funds is based on the net asset value per share next determined after the order is received by the Company. Participating Dealers are responsible for forwarding orders they receive to the

Company by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described above and the failure to do so will result in the investors being unable to obtain that day's net asset value. See "Valuation of Shares." An order received prior to the regular close of the NYSE, which is currently 4:00 p.m. (Eastern Time), will be executed at the price computed on the date of receipt as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. An order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the Transfer Agent receives payment by check or in Federal Funds prior to the regular close of the NYSE on such day. If you purchase shares of a Fund directly, you must make payment by check or Federal Funds to effect your purchase of the shares and obtain the price for the shares as described above. Purchasing shares of a Fund is different from placing a trade for securities at a given price and having a certain number of days in which to make settlement or payment for the securities.



    In the interest of economy and convenience and because of the operating procedures of the Fund, certificates representing shares of the Funds will normally not be issued. All shares purchased are confirmed to you and you will have the same rights and ownership with respect to such shares as if certificates had been issued.



    To ensure that checks are collected by the Company, withdrawals of investments made by check are not presently permitted until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Company shares, which generally will be within 15 days. As a condition of this offering, if a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Company and/or its agents incur. If you are already a shareholder, the Company may redeem shares from your account(s) to reimburse the Company and/or its agents for any loss. In addition, you may be prohibited or restricted from making future purchases in the Funds.



    Investors who purchase Class A shares of the Funds directly rather than through a Participating Dealer will pay the public offering price including the sales charge, and the sales charge will be payable, as described under "Purchase of Shares -- Offering Price of Class A Shares" above, to Morgan Stanley unless a Participating Dealer is designated on the account application. Investors may also invest in the Funds by purchasing shares through Participating Dealers.


                              REDEMPTION OF SHARES


    You may withdraw all or any portion of the amount in your account by redeeming shares at any time. Please note that purchases made by check are not permitted to be redeemed until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Fund shares, which generally will be within 15 days. The Company will redeem shares of a Fund at its next determined net asset value. A CDSC of 1.00% will be imposed on certain Class A shares of a Fund that were purchased without payment of the initial sales charge due to the size of the purchase and are redeemed within one year of purchase. A maximum CDSC of 5.00% which decreases in steps to 0% after six years, will be imposed on certain Class B shares of a Fund that are redeemed within six years of purchase. A CDSC of 1.00% will be imposed on certain Class C shares of a Fund that are redeemed within one year of purchase. See "Purchase of Shares." The CDSC will be imposed on the lesser of the current market value or the total cost of the shares being redeemed. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time. On days when the NYSE is open for business, the net asset value per share of each Fund is determined at the regular close of trading of the NYSE (currently 4:00 p.m. Eastern Time). Shares of Funds may be redeemed by mail or telephone. The amount you receive upon redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Fund at the time of purchase and of redemption, among other factors.



    The CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from IRA or other retirement plans or following the death or disability (as defined in the Code) of a shareholder of the Company.


    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described below. Shares held in broker street name may be redeemed only by contacting your Participating Dealer.

BY MAIL


    Each Fund will redeem its shares at the net asset value next determined after your request is received, if your request is received in "good order" by the Transfer Agent. If applicable, a CDSC will be deducted. Your request should be addressed to Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798, except that deliveries by overnight courier should be addressed to Morgan Stanley Fund, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913.


    "Good order" means that the request to redeem shares must include the following documentation:


        (a) A letter of instruction or a stock assignment with stock certificate, if any, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;


        (b)  Any  required   signature  guarantees   (see  "Further   Redemption
    Information" below); and

        (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.


    Shareholders who are uncertain of requirements for redemption should consult with their Participating Dealers or with a Company representative.


BY TELEPHONE


    Unless you have elected on the New Account Application or on a separate form supplied by the Transfer Agent not to utilize the telephone redemption and exchange privileges, you or your Participating Dealer can request a redemption of your shares by calling the Company and requesting the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Company's representatives for further details. In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or overnight courier, and it will be implemented at the net asset value next determined after it  is received minus  the CDSC,  if any. The  Company and  the
Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or the Transfer Agent may be responsible for losses, liabilities, costs or expenses for acting upon telephone transactions if procedures are not followed to confirm that such transactions are genuine.



    FOR  SHARES  THAT  ARE  HELD  IN  BROKER  STREET  NAME,  YOU  CANNOT REQUEST
REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER. A fee of $8.00 may be imposed on wire redemptions that will be deducted from the redemption proceeds.


    To change the name of the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed.

SYSTEMATIC WITHDRAWAL PLAN


    A shareholder of $5,000 or more of the Company's shares at the Offering Price (net asset value plus the sales charge, if any) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment on approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may result in a gain or loss for tax purposes and may reduce or even exhaust the shareholder's Company account. To protect shareholders and the Funds, if the Systematic Withdrawal Plan is not established when an account is opened, a signature guarantee is required to establish a Systematic Withdrawal Plan subsequently if withdrawal payments are directed to an address other than the address of record, or if a change of address request has been submitted in the last 30 days. See "Further Redemption Information" below.



    The purchase of Class A shares of the Funds while participating in a systematic withdrawal plan ordinarily will be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may already have been paid. The purchase of certain Class B shares or Class C shares of the Funds while participating in the Systematic Withdrawal Plan may be disadvantageous because the new shares will be subject to a CDSC for up to six years after purchase, or a 1.00% CDSC for the first year after purchase, respectively. Therefore, the Company will not knowingly permit additional investments of less than $2,000 in a Fund if the investor is at the same time making systematic withdrawals. The Company reserves the right to amend the Systematic Withdrawal Plan on thirty days' notice. The plan may be terminated at any time by the investor or the Company.



    The CDSC on Class B shares is waived for withdrawals under the Systematic Withdrawal Plan of a maximum of 1% per month, 3% per quarter, 6% semiannually or 12% annually, of a shareholder's investment in, and any dividends or distributions on, Class B shares of a Fund at the time the Systematic Withdrawal Plan commences, provided that the shareholder elects to have all dividends and distributions on the shareholder's Class B shares automatically reinvested in additional Class B shares. Under this CDSC waiver policy, amounts withdrawn each month will be paid by redeeming first Class B shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If no Class B shares not subject to the CDSC are available, or not enough such shares are available, Class B shares having a CDSC will be redeemed next, beginning with such shares held for the longest period of time (having the lowest CDSC payable upon redemption) and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Under this policy, the least amount of CDSC will be waived by withdrawals under the Systematic Withdrawal Plan.

    See "Purchase of Shares" for a description of the circumstances under which a CDSC on Class A shares, Class B shares and Class C shares, respectively, may be assessed on redemptions of such shares made through the Systematic Withdrawal Plan as described above.

FURTHER REDEMPTION INFORMATION


    The Company will ordinarily pay for shares redeemed through broker-dealers using electronic purchase and redemption systems within three business days after receipt of a redemption request through such system. In other situations, the Company will ordinarily make payment for all shares redeemed under this procedure within one business day of receipt of the request, but except as described below payment will be made no more than seven days after receipt of a redemption request in good order. Payment for redeemed shares will ordinarily be sent to the shareholder within three business days after receipt of the request in proper form, except that the Company may delay the mailing of the redemption check, or a portion thereof, until the Company's depository bank has made fully available for withdrawal the check amount used to purchase Fund shares, which generally will be within 15 days. The Company may suspend the right of redemption or postpone the date of redemption at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC.



    Due to the relatively high cost of maintaining smaller accounts, the Company reserves the right to redeem shares in any account invested in a Fund having a value of less than $1,000. The Company, however, will not redeem shares based solely upon market reductions in net asset value. If at any time your total investment does not equal or exceed the stated minimum value, you may be notified of this fact and you will be allowed at least 60 days to make an additional investment before the redemption is processed.



    To protect your account, the Company and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests. A guarantor must be a bank, a trust company, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable guarantors. Please contact the Transfer Agent at 1-800-282-4404 for further information. See "Redemption of Shares" in the Statement of Additional Information.


                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE


    You may exchange shares that you own in the Funds for shares of the same class of other Funds. Shares of the Funds may be exchanged by mail or telephone, except that no shares may be exchanged by telephone if you have elected on the New Account Application or on a separate form supplied by the Transfer Agent not to accept the telephone redemption and exchange privilege. Before you make an exchange, you should read the Prospectus of the new Funds in which you seek to invest. Because an exchange transaction is treated as a redemption followed by a purchase, an exchange would be considered a taxable event for shareholders subject to tax. The exchange privilege is only available with respect to Funds that are registered for sale in a shareholder's state of residence. The exchange privilege may be modified or terminated by the Company at any time upon 60 days' notice to shareholders.



    No CDSC, if one is otherwise applicable, will be assessed at the time of the exchange if the shareholder exchanges from one class of a Fund into the same class of another Fund. For purposes of determining whether a shareholder's redemption after an exchange will be subject to a CDSC, the shareholder's holding period of shares acquired through an exchange will be related back to the time the shareholder purchased the Fund shares that were initially exchanged so long as the shares are held in the same class of the Funds. As an example, Class A share purchases of $1,000,000 or more, purchased at net asset value, will not be assessed the 1.00% CDSC if exchanged into Class A shares of another Fund during the first year after purchase. Class B shares of a Fund will not be assessed the Class B CDSC if exchanged into Class B shares of another Fund during the first six years after purchase. Class C shares of a Fund will not be assessed the Class C CDSC if exchanged into Class C shares of another Fund during the first year of purchase. If the initial shares of a Fund purchased by the investor were not subject to any sales load or CDSC on such shares, then no sales load or CDSC for shares of the same class will be imposed on any subsequent exchanges involving such shares.



    Morgan Stanley will tender the shares offered for exchange for redemption by the Company and will use the proceeds to purchase shares of the designated purchased Funds on the shareholder's behalf. Under normal circumstances, Morgan Stanley will use the proceeds from shares redeemed on any day to purchase shares on the same Business Day.



    Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Company and its shareholders.



    Exchange of Fund shares held in broker street name may not be accomplished by mail or telephone as described below. For shares that are held in broker street name, you cannot request exchange by telephone or by mail; such shares may be exchanged only by contacting your Participating Dealer.


BY MAIL


    In order to exchange shares by mail, you should include in the exchange request the name and account number of your current Fund(s) and class of such Fund(s), if applicable, the name of the Fund(s) and class of such Fund(s), if applicable, from which and into which you intend to exchange shares, and the signatures of all registered account holders. Send the exchange request to the Transfer Agent, Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798.


BY TELEPHONE


    When exchanging shares by telephone, have ready your account number, the names of the Funds and class of such Fund(s), if applicable, from which and into which you intend to exchange shares, your Social Security number or Tax I.D. number, and your account address. Requests for telephone exchanges received prior to 4:00 p.m. (Eastern Time) are processed at the close of business that same day based on the net asset value of the applicable Fund(s) at such time. Requests received after 4:00 p.m. (Eastern
Time) are processed the next Business Day based on the net asset value determined at the close of business on such day. For additional information regarding responsibility for the authenticity of telephoned instructions, see "Redemption of Shares -- By Telephone" above.


TRANSFER OF REGISTRATION


    You may transfer the registration of any of your Fund shares to another person by writing to the Transfer Agent, P.O. Box 2798, Boston, Massachusetts 02208-2798. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name may be transferred only by contacting your Participating Dealer.


                              VALUATION OF SHARES


    Net asset value is calculated separately for each class of each Fund. The net asset value per share of each class of shares of a Fund is determined by dividing the total fair market value of the investments and other assets attributable to such classes of shares, less all liabilities attributable to such classes of shares, by the total number of outstanding shares of such classes of shares. Net asset value per share of a Fund is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Securities listed on a securities exchange for which market quotations are available are valued at their closing price. If no closing price is available, such securities will be valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers.



    Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used. The "amortized cost" method of valuation does not take into account unrealized gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the instrument.



    The value of other assets and securities for which no quotations are readily available (including illiquid and unlisted foreign securities) and those securities for which it is inappropriate to determine prices in accordance with the above procedures are determined in good faith at fair value using methods determined by the Board of

Directors. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid price and asked price of such currencies against the U.S. Dollar as quoted by a major bank.


    Although the legal rights of Class A, Class B and Class C shares will be identical, the different expenses borne by each class will result in different net asset values and dividends. Dividends will differ by approximately the amount of the distribution expenses that have accrued for each class. The respective net asset values of Class B shares and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution fee charged to Class B and Class C shares.



                             PORTFOLIO TRANSACTIONS



    The Adviser selects the brokers or dealers that will execute the purchases and sales of investment securities for each of the Funds. The Adviser may, consisent with NASD rules, place portfolio orders with qualified broker-dealers who recommend the Funds to their clients or who act as agents in the purchase of shares of the Funds for their clients.



    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley, affiliate of the adviser or broker affiliates of Morgan Stanley under procedures adopted by the Board of Directors. For such portfolio transactions, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers for comparable transactions involving similar securities being purchased or sold during a comparable period of time.



    Although the objectives of each of the Funds is not to invest for short-term trading, each Fund will seek to take advantage of trading opportunities as they arise to the extent they are consistent with the Fund's objectives. Accordingly, investment securities may be sold from time to time without regard to the length of time they have been held. Each Fund anticipates that its annual portfolio turnover rate will not exceed 100% under normal circumstances, except the Latin American Fund anticipates that its annual portfolio turnover rate will not exceed 150% and the Emerging Markets Fund anticipates that its annual portfolio turnover rate will not exceed 50% under normal circumstances. Market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the portfolio turnover rates for the Funds, see "Financial Highlights" above. High portfolio turnover involves correspondingly greater transaction costs which will be borne directly by a Fund. In addition, high portfolio turnover may result in more capital gains which would be taxable to the shareholders of the Funds.


                            PERFORMANCE INFORMATION


    The Company may from time to time advertise total return of the Funds. THESE FIGURES WILL BE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in a Fund would have earned over a specified period of time (such as one, three, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes consequences to shareholders subject to tax. The Company may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc. and Morgan Stanley Capital International.



    The respective performance figures for Class B shares and Class C shares of Funds will generally be lower than those for Class A shares of such Equity Funds because of the larger distribution fee charged to Class B shares and Class C shares.


                          DIVIDENDS AND DISTRIBUTIONS


    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, without payment of any initial sales charge of the Funds, except that, upon written notice to the Company or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/or distributions in cash. Shares received through reinvestment of dividends and/or distributions will not be subject to any CDSC upon their redemption.



    Each Fund described herein, except the International Magnum and Japanese Equity Funds, expects to distribute substantially all of its net investment income in the form of annual dividends. Each of the International Magnum and Japanese Equity Funds expects to distribute substantially all of its net investment income in the form of quarterly dividends. Net realized gains, if any, after reduction for any available tax loss carryforward, may also be distributed annually. Confirmations of the purchase of shares of a Fund through the automatic reinvestment of income dividends and capital gains distributions will be provided, pursuant to Rule 10b-10(b) under the Securities Exchange Act of 1934, as amended, on the next quarterly client statement following such purchase of shares. Consequently, confirmations of such purchases will not be provided at the time of completion of such purchases, as might otherwise be required by Rule 10b-10.



    Any undistributed net investment income and undistributed realized gains increase a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" or "ex-distribution" date, the net asset value per share excludes the dividend or distribution (i.e., is reduced by the per share amount of the dividend or distribution). Dividends and distributions paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to tax.



    Because of the higher distribution fee, higher shareholder servicing fee, and any other expenses that may be attributable to the Class B shares and Class C shares of each Fund, the net income attributable to and the dividends payable on Class B shares and Class C shares of a Fund will be lower than the net income attributable to and the dividends payable on Class A shares of the Fund. As a result, the net asset value per share of the classes of a Fund will differ at times. Expenses of the Company allocated to a particular class of shares of a Fund will be borne on a pro rata basis by each outstanding share of that class.


                                     TAXES


TAX STATUS OF THE FUNDS



    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders.
Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.



    Each of the Funds is generally treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Company as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.



    The Funds intend to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that each will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to its shareholders.


TAX STATUS OF DISTRIBUTIONS


    Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by a Fund from its net investment income will be taxable to the shareholders of the Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax.



    Distributions of net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses and any available capital loss carryforward) are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held a Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Fund will make annual reports to shareholders of the federal income tax status of all distributions.



    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gains prior to the end of each calendar year to avoid liability for federal excise tax.



    Dividends and other Distributions declared in October, November and December by a Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by the Fund and received by the shareholders on December 31 of the year declared.



    The sale, exchange or redemption of shares may result in taxable gain or loss to the selling, exchanging or redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed, exchanged or sold shares. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions. Shareholders may also be subject to state and local taxes on distributions from a Fund.



    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


    The Company was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Company to issue 21.750 billion shares of common stock, par value $.001 per share. Pursuant to the Company's By-Laws, the Board of Directors may increase the number of shares the Fund is authorized to issue without the approval of the shareholders of the Company. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.



    The shares of each Fund, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Company is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. Any person or organization owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Fund. As of September 30, 1996, Morgan Stanley Group Inc., 1585 Broadway, New York, NY 10036, was presumed to "control" the International Magnum Fund based solely on its ownership of 25% or more of the outstanding voting shares of such Fund.


REPORTS TO SHAREHOLDERS


    The Company will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants.



    In addition, the Company or the Transfer Agent, will send to each shareholder having an account directly with the Company a quarterly statement showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. In addition, when a transaction occurs in a shareholder's account, the Company or the Transfer Agent will send the shareholder a confirmation statement showing the same information.


CUSTODIAN


    Domestic securities and cash are held by Chase, which is not an affiliate of the Adviser or the Distributor. Morgan Stanley Trust Company, Brooklyn, New York ("Morgan Stanley Trust"), acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with regulations of the SEC for the purpose of providing custodial services for such assets. Morgan Stanley Trust may also hold certain domestic assets for the Company. Morgan Stanley Trust is an affiliate of the Adviser and the Distributor. For more information on the custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.


DIVIDEND DISBURSING AND TRANSFER AGENT


    Chase  Global   Funds  Services   Company,   73  Tremont   Street,   Boston,
Massachusetts 02108-3913, acts as dividend disbursing and transfer agent for the Company.


INDEPENDENT ACCOUNTANTS


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Company and audits its annual financial statements.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS:


    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

    AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

    A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C -- The rating C is reserved for income bonds on which no interest is being paid.

    D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

MORGAN STANLEY FUND, INC.
          GLOBAL EQUITY ALLOCATION, ASIAN GROWTH, EMERGING MARKETS, LATIN AMERICAN, INTERNATIONAL MAGNUM AND JAPANESE EQUITY FUNDS
            P.O. BOX 2798, BOSTON, MA 02208-2798 (800-282-4404)      NEW ACCOUNT
APPLICATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
          / /  Individual         / /  Joint Tenants         / /  Trust
/ /  Gift/Transfer to Minor            / /  Other____________________

NOTE: Joint tenant registration will be as "joint tenants with right of survivorship" and not as "tenants in common" unless specified. Trust registrations should specify name of the trust, trustee(s), beneficiary(ies), and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors should be in the name of one custodian and one minor and include the state under which the custodianship is created (using the minor's Social Security Number ("SSN")). For an Individual Retirement Account ("IRA") a different application is required. Please call Chase Global Funds Services Company ("CGFSC") at 800-282-4404 or your investment dealer to obtain the IRA application.

--------------------------------------------------------------
Name(s) (PLEASE PRINT)

--------------------------------------------------------------
Name

--------------------------------------------------------------
Address

--------------------------------------------------------------
City/State/Zip

                                                                --------------------------------------------------------------------
------
Name(s) (PLEASE PRINT)                                          Social Security Number(s) or Taxpayer Identification Number(s) ("TIN
(s)")
--------------------------------------------------------------  --------------------------------------------------------------------
------
Name                                                            Telephone Number
--------------------------------------------------------------
Address
--------------------------------------------------------------
City/State/Zip


--------------------------------------------------------------------------------
CONSOLIDATED MAILINGS: If you or your family members own multiple accounts in the Morgan Stanley Fund, Inc., you can prevent duplicate mailings to your address by completing this section.

ACCOUNT NUMBER(S)                                                 NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

-------------------------------------------------                 --------------------------------------------------------------

--------------------------------------------------------------------------------
                                 FUND SELECTION
--------------------------------------------------------------------------------

The minimum initial and subsequent investment is $1,000 and $100, respectively, except for IRAs, for which the minimum amounts are $250 and $50, respectively. Attach a check payable to MORGAN STANLEY FUND, INC.--Investment Fund name.

Morgan Stanley Global Equity                   Class A (600)   $           Class B (625)   $           Class C (650)   $
 Allocation Fund                                               ----------                  ----------                  ----------
Morgan Stanley Asian Growth                    Class A (602)   $           Class B (627)   $           Class C (652)   $
 Fund                                                          ----------                  ----------                  ----------
Morgan Stanley Emerging                        Class A (605)   $           Class B (630)   $           Class C (655)   $
 Markets Fund                                                  ----------                  ----------                  ----------
Morgan Stanley Latin American                  Class A (609)   $           Class B (633)   $           Class C (659)   $
 Fund                                                          ----------                  ----------                  ----------
Morgan Stanley International                   Class A (612)   $           Class B (636)   $           Class C (662)   $
 Magnum Fund                                                   ----------                  ----------                  ----------
Morgan Stanley Japanese                        Class A (611)   $           Class B (635)   $           Class C (661)   $
 Equity Fund                                                   ----------                  ----------                  ----------
                                                                           Total Initial Investment:  $ ----------------------


NOTE: IF INVESTING BY WIRE, YOU MUST OBTAIN A  A.  By Mail: Enclosed is a check
BANK WIRE CONTROL NUMBER. TO DO SO, PLEASE     payable to Morgan Stanley Fund, Inc.
CALL 800-282-4404.                             B.  By Wire: A bank wire in the amount of $ ------------------------ has been sent to Morgan Stanley Fund, Inc.
                                                   from
                                                        ----------------------------- -----------------------------
                                                           Name of Bank                Wire Control Number

CAPITAL   GAIN  AND  DIVIDEND  DISTRIBUTIONS:  All  capital  gain  and  dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:

All Dividends are to be       / /  reinvested               / /  paid in cash
All Capital Gains are to be   / /  reinvested               / /  paid in cash

--------------------------------------------------------------------------------
                               ACCOUNT PRIVILEGES
--------------------------------------------------------------------------------


TELEPHONE EXCHANGE AND REDEMPTION                                 AUTHORITY  TO TRANSMIT  REDEMPTION PROCEEDS  TO PRE-DESIGNATED
You will automatically have telephone exchange and  redemption    ACCOUNT.
privileges for yourself and your investment dealer and appoint    I/We  hereby authorize CGFSC to act upon instructions received
CGFSC to act as your  agent to act upon instructions  received    by telephone to withdraw $1,000 or more from my/our account in
by  telephone in  order to  effect such  privileges unless you    Morgan Stanley Fund, Inc. and wire the amount withdrawn to the
mark one or more of the boxes below:                              following commercial bank account. I/ We understand that CGFSC charges an $8.00 fee for  each wire redemption, which will  be deducted from the proceeds of the redemption.
                No, I/we do not want:                             Title on Bank Account
                                                                  ----------------------------------------------------

                    / /  telephone exchange privileges            Name of Bank
                    / /  telephone redemption privileges          -------------------------------------------------------
                                                                  Bank  A.B.A.  Number  -----------------        Account  Number
                                                                  -----------------
      for myself/ourselves or my/our investment dealer.
                                                                  City/State/Zip
                                                                  ------------------------------------------------------------
I/We further acknowledge that  it is my/our responsibility  to read the Prospectus of any Fund into which I/we exchange.
Morgan Stanley Fund, Inc. will mail redemption proceeds to the
name  and address in  which my/our fund  account is registered                      ATTACH A VOIDED CHECK HERE
unless I check the following box and complete the  information at right.  / /
A  corporation or partnership must also submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names and titles of officers authorized to act on its behalf.
The Company and the  Company's Transfer Agent  will employ reasonable  procedures to confirm  that instructions communicated  by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the  time an  account is  opened and  prior to effecting  each transaction  requested by  telephone. In  addition, all telephone transaction requests will be recorded and  investors may be required to  provide additional telecopying written instructions  of transaction  requests. Neither the Company nor the Transfer Agent will  be responsible for any loss, liability, cost or expenses for following instructions received by telephone that it reasonably believes to be genuine.


--------------------------------------------------------------------------------
                       RIGHTS OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------


Fund shareholders together with members of their families, may be entitled to reduced sales charges with respect to their purchases of Class A shares of Funds of Morgan Stanley Fund, Inc. ("Funds") sold with an initial sales load. You may also receive a reduced sales charge by completing the Letter of Intent as set forth below as provided in the Prospectus of the Morgan Stanley Fund, Inc. (the "Prospectus"). See the Prospectus for details.


To qualify, you must complete this section, listing all of your accounts including those in your spouse's name, joint accounts and accounts held for your minor children. If you need more space, please attach a separate sheet.

I/We qualify for the Rights of Accumulation initial sales charge discount described in the Prospectus and Statement of Additional Information of Morgan Stanley Fund, Inc.

/ /  I/We own Class A shares of more than one Fund of Morgan Stanley Fund, Inc.

/ / The registration of some of my/our Class A shares differs from that shown on this application. Listed below are the account number(s) and full registration(s) in each case.

LIST OF OTHER ACCOUNTS

ACCOUNT NUMBER(S)                                   NAME(S) IN WHICH ACCOUNT IS REGISTERED

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

-------------------------------------------------   --------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LETTER OF INTENT (OPTIONAL)
--------------------------------------------------------------------------------

I/we agree to the Letter of Intent Conditions on the last page of this application.

I/we intend to invest, within a 13-month period beginning on the date hereof (initial purchase date) in Class A shares of the Fund purchased hereunder and the other Fund, an aggregate amount which, together with the value of Class A shares of any of the Funds then owned by me/us, will equal or exceed the amount indicated below:


      / /  $100,000     / /  $250,000     / /  $500,000     / /  $1,000,000
--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)   / /  Yes   / /  No     Not Available for
IRAs
--------------------------------------------------------------------------------

Available to shareholders with account balances of $5,000 or more.
I/We hereby authorize CGFSC to redeem the necessary number of shares from my/our Morgan Stanley Fund, Inc. Account on the designated dates in order to make the following periodic payments:

     / /  Monthly     / /  Quarterly     / /  Semiannually     / /  Annually

(This request for participation in the Systematic Withdrawal Plan must be received by the 18th day of the month in which you wish withdrawals to begin. Redemptions of shares to make the payments elected above will occur on the 25th day of the month prior to payment, or if such day is not a business day, then the next preceding business day.)

Withdrawal ($100 minimum) from:

                                                                                              Amount of
Fund Name                                                                                     Each Check         Or          %*

----------------------------------------  Class  :   ----------   Code  :    ----------   $ ----------------             --------%
----------------------------------------  Class  :   ----------   Code  :    ----------   $ ----------------             --------%
----------------------------------------  Class  :   ----------   Code  :    ----------   $ ----------------             --------%

Please make check payable to:                        Recipient ---------------------------------------------------------
 (to be completed only if redemption                 Street Address ---------------------------------------------------
 proceeds to be paid to other than                   City, State, Zip Code ---------------------------------------------
 account holder of record or mailed to
 address other than address of record)
*With the systematic withdrawal plan, a maximum of 12% per year may be withdrawn from Class B accounts without being subject to a CDSC.

--------------------------------------------------------------------------------
                      AUTOMATIC INVESTMENT PLAN (OPTIONAL)
--------------------------------------------------------------------------------

I/We hereby authorize CGFSC to debit my/our personal checking account on the designated dates in order to purchase shares in the Funds indicated below at the applicable public offering price determined on that day.

         / /  Monthly on the 5th day        / /  Monthly on the 20th day

Amount of each debit (minimum $100) to be invested as follows:

Fund Name

----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------
----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------
----------------------------------------  Class  :   ----------   Code  :    ----------   $ -------------------------------

NOTE: A completed Bank Authorization Form (see below) and a voided personal check MUST accompany this Automatic Investment Plan application.

 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN--BANK AUTHORIZATION
--------------------------------------------------------------------------------

-----------------------------------------   -----------------------------------------   -----------------------------------------
Bank Name                                   Bank Address                                Bank Account Number

I/We authorize you, the above named bank, to debit my/our account for amounts drawn by Chase Global Funds Services Company, acting as my/our agent for the purchase of Shares of Morgan Stanley Fund, Inc. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until revoked in writing and received by you. I/We agree that you shall incur no liability when honoring debits, except a loss due to payments drawn against insufficient funds. I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the cancellation of that purchase.

---------------------------------------------------------------   ---------------------------------------------------------------
Account Holder's Name                                             Joint Account Holder's Name

X -----------------------------------------      -------------    X -----------------------------------------      -------------
                       Signature                       Date       Signature                       Date

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                           AGREEMENTS AND SIGNATURES
--------------------------------------------------------------------------------

By signing this application, I/we hereby certify under penalties of perjury that the information on this application is complete and correct and that as required by federal law:


U.S. CITIZEN(S)/TAXPAYER(S):



/ / I/WE CERTIFY THAT (1) THE NUMBER(S) SHOWN ABOVE ON THIS FORM IS/ARE THE CORRECT SSN(S) OR TIN(S) AND (2) I/WE ARE NOT SUBJECT TO ANY BACKUP WITHHOLDING EITHER BECAUSE (A) I/WE ARE EXEMPT FROM BACKUP WITHHOLDING, OR
     (B) I/WE HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I/WE ARE SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME/US THAT I AM/WE ARE NO LONGER SUBJECT TO BACKUP WITHHOLDING.


/ / IF NO TIN(S) OR SSN(S) HAS/HAVE BEEN PROVIDED ABOVE, I/WE HAVE APPLIED, OR INTEND TO APPLY, TO THE IRS OR THE SOCIAL SECURITY ADMINISTRATION FOR A TIN OR A SSN, AND I/WE UNDERSTAND THAT IF I/WE DO NOT PROVIDE EITHER NUMBER TO CGFSC WITHIN 60 DAYS OF THE DATE OF THIS APPLICATION OR IF I/WE FAIL TO FURNISH MY/OUR CORRECT SSN OR TIN, I/WE MAY BE SUBJECT TO A PENALTY AND A 31% BACKUP WITHHOLDING ON DISTRIBUTIONS AND REDEMPTION PROCEEDS. (PLEASE PROVIDE EITHER NUMBER ON IRS FORM W-9). YOU MAY REQUEST SUCH FORM BY CALLING CGFSC AT 800-282-4404.


NON-U.S. CITIZEN(S)/TAXPAYER(S):



INDICATED COUNTRY OF RESIDENCE FOR TAX PURPOSES:

------------------------


UNDER PENALTIES OF PERJURY, I/WE CERTIFY THAT I/WE ARE NOT U.S. CITIZENS OR RESIDENTS AND I/WE ARE EXEMPT FOREIGN PERSONS AS DEFINED BY THE INTERNAL REVENUE SERVICE.



I/We represent that I am/we are of legal age and capacity to purchase shares of the Morgan Stanley Fund, Inc. I/We understand that unless otherwise indicated in this application, my/our investment dealer and I/we will automatically receive telephone exchange and redemption privileges and that Morgan Stanley Fund, Inc. and CGFSC and their directors, officers and employees will not be liable for any loss, liability, cost or expense incurred for acting upon instructions believed to be authentic and in accordance with the procedures set forth in the Prospectus. I/We have received, read and carefully reviewed a copy of the Fund's current Prospectus and agree to its terms and by signing below I/we acknowledge that neither the Company nor the Distributor is a bank and that Company shares are not backed or guaranteed by any bank or insured by the FDIC.



THE  INTERNAL REVENUE SERVICE DOES NOT REQUIRE  YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT  OTHER   THAN  THE  CERTIFICATIONS   REQUIRED  TO  AVOID   BACKUP
WITHHOLDING.


X ---------------------------------------------------------------------------------  DATE ---------------------
 OWNER SIGNATURE
X ---------------------------------------------------------------------------------  DATE ---------------------
 OWNER SIGNATURE

SIGN EXACTLY AS NAME(S) OF REGISTERED OWNER(S) APPEAR(S) ABOVE (INCLUDING LEGAL TITLE IF SIGNING FOR A CORPORATION, TRUST CUSTODIAL ACCOUNT, ETC.)

NOTE: THE FOLLOWING SECTION SHOULD BE COMPLETED ONLY IF YOU ARE INVESTING IN THE
      MORGAN STANLEY FUND, INC. THROUGH A PARTICIPATING DEALER (AN INVESTMENT DEALER).

FOR USE BY AUTHORIZED AGENT (PARTICIPATING DEALER) ONLY


We hereby submit this application for the purchase of shares in accordance with the terms of our selling agreement with Morgan Stanley & Co. Incorporated and with the Prospectus and Statement of Additional Information of the Company. We agree to notify CGFSC of any purchases made under the Letter of Intent or Rights of Accumulation.


-------------------------------------------------------   -------------------------------------------------------
Investment Dealer's Name                                  Representative's Name

-------------------------------------------------------   -------------------------------------------------------
Branch Number                                             Representative's Telephone Number

-------------------------------------------------------
Branch Address

-------------------------------------------------------
City/State/Zip Code

-------------------------------------------------------   -------------------------------------------------------
Branch Telephone Number                                   Investment Dealer's Authorized Signature

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------


  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE COMPANY OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.


                           --------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fund Expenses...........................   2
Financial Highlights....................   6
Prospectus Summary......................  11
Investment Objectives and Policies......  15
Additional Investment Information.......  27
Investment Limitations..................  37
Management of the Company...............  38
Portfolio Transactions..................  43
Purchase of Shares......................  44
Redemption of Shares....................  51
Shareholder Services....................  55
Valuation of Shares.....................  56
Performance Information.................  57
Dividends and Distributions.............  57
Taxes...................................  58
General Information.....................  59
Appendix A.............................. A-1
New Account Application


                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND
                                 MORGAN STANLEY
                               ASIAN GROWTH FUND
                                 MORGAN STANLEY
                             EMERGING MARKETS FUND
                                 MORGAN STANLEY
                              LATIN AMERICAN FUND
                                 MORGAN STANLEY
                           INTERNATIONAL MAGNUM FUND
                                 MORGAN STANLEY
                              JAPANESE EQUITY FUND

                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------

                               INVESTMENT ADVISER

                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.

                                  DISTRIBUTOR

                              MORGAN STANLEY & CO.

                                  INCORPORATED

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

                            MORGAN STANLEY FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION



    Morgan Stanley Fund, Inc. (the "Company") is an open-end management investment company. The Company currently consists of seventeen diversified and non-diversified investment portfolios designed to offer a range of investment choices. The Company is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") addresses information of the Company applicable to the investment portfolios listed below (each, a "Fund" and collectively, the "Funds"). The Morgan Stanley Growth and Income, Morgan Stanley Japanese Equity, Morgan Stanley European Equity and Morgan Stanley Tax-Free Money Market Funds are not currently offering shares.



     This Statement is not a prospectus but should be read in conjunction with the Company's prospectuses (each, a "Prospectus," and together, the "Prospectuses"). To obtain the Prospectus, please call the Morgan Stanley Fund, Inc. Services Group:


                                 1-800-282-4404

                                TABLE OF CONTENTS

                                                                            PAGE
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . .
     FEDERAL INCOME TAX. . . . . . . . . . . . . . . . . . . . . . . . . . .
     FEDERAL TAX TREATMENT OF FORWARD. . . . . . . . . . . . . . . . . . . .
     CURRENCY CONTRACTS AND EXCHANGE RATE CHANGES. . . . . . . . . . . . . .
     TAXES AND FOREIGN SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . .
     PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .
     REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . .
     INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . . . .
     DETERMINING MATURITIES OF CERTAIN INSTRUMENTS . . . . . . . . . . . . .
     MANAGEMENT OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . .
     PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . .
     PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .
     GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .
     DESCRIPTION OF SECURITIES AND RATINGS . . . . . . . . . . . . . . . . .
     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .



Statement of Additional Information dated November 1, 1996, relating to:



     The Prospectuses for the Morgan Stanley Global Fixed Income Fund, Morgan Stanley Worldwide High Income Fund and Morgan Stanley High Yield Fund, dated November 1, 1996 (Class A shares, Class B shares and Class C shares)



     The Prospectuses for the Morgan Stanley American Value Fund, Morgan Stanley Aggressive Equity Fund and Morgan Stanley U.S. Real Estate Fund, dated November 1, 1996 (Class A shares, Class B shares and Class C shares)



     The Prospectuses for the Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley International Magnum Fund and Morgan Stanley Japanese Equity Fund, dated November 1, 1996 (Class A shares, Class B shares and Class C shares).



     The Prospectuses for the Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, dated November 1, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES


     The following policies supplement the investment objectives and policies set forth in the Company's Prospectus with respect to the Company's seventeen
Funds: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley High Yield Fund, Morgan Stanley American Value Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund (collectively, the "Non-Money Funds") and Morgan Stanley Money Market Fund, Morgan Stanley Tax-Exempt Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds") (referred to herein respectively as the "Global Fixed Income Fund," "Worldwide High Income Fund," "High Yield Fund," "American Value Fund," "Aggressive Equity Fund," "U.S. Real Estate Fund," "Global Equity Allocation Fund," "Asian Growth Fund," "Emerging Markets Fund," "Latin American Fund," "International Magnum Fund," "Japanese Equity Fund," "Growth and Income Fund," "European Equity Fund," "Money Market Fund," "Tax-Exempt Money Market Fund" and "Government Obligations Money Market Fund.").


EQUITY-LINKED SECURITIES


     The Growth and Income and Aggressive Equity Funds may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions.
 The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Funds may invest in the securities described below or other similar equity-linked securities.



     There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities. Preferred Equity Redemption Cumulative Stock ("PERCS") as described in "Additional Investment Information" in the Prospectus will convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, the Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Fund equals the cap. Accordingly, the Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.



     The principal amount that Equity-Linked Securities ("ELKS") holders receive at maturity, as described in "Additional Investment Information" in the Prospectus, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the cap, the Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Fund receives the cap amount. Accordingly, the

Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.



     The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, as described in "Additional Investment Information" in the Prospectus, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, the Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYON's plus accrued original issue discount, the Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock performs. LYONs also present risks based on payment expectations. If a LYON's issuer redeems the LYONs, the Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


     The U.S. Dollar value of the assets of the Global Equity Allocation, Global Fixed Income, Asian Growth, Emerging Markets, Latin American, European Equity, Japanese Equity and International Magnum Funds and to the extent they invest in foreign currencies, the American Value, Aggressive Equity, Growth and Income, Worldwide High Income and High Yield Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.



     The Funds may enter into forward contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. Dollar price of the security or the U.S. Dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.



     Additionally, when any of these Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency.



     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Fund will thereby be served. Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, the Custodian will place cash or liquid assets into a segregated account of a Fund in an amount equal to the value of such Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or assets will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Fund's commitments with respect to such contracts.



     The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.



     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.



     If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.



     The Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


FUTURES CONTRACTS

     The Emerging Markets, Latin American, European Equity, International Magnum, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may enter into securities index futures contracts and options on securities index futures contracts to a limited extent and the Latin American Fund may utilize appropriate interest rate futures contracts and options on interest rate futures contracts to a limited extent. In addition, the Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may enter into foreign currency futures contracts and options thereon. The U.S. Real Estate Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs. The High Yield and U.S. Real Estate Funds may also enter into futures contracts for hedging purposes. No Fund will enter into futures contracts or options thereon for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     The Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may purchase and sell indexed financial futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.


     The Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. If the Adviser believes that a portion of a Fund's assets should be invested in emerging country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.


     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.


     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts that they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Funds intend to use futures contracts only for hedging purposes.


     Regulations of the CFTC applicable to the Fund require generally that all futures transactions constitute bona fide hedging transactions. A Fund may engage in futures transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Funds will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. In addition to the limits imposed under CFTC regulations, described above, the Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds will not enter into futures contract transactions to the extent that the Fund's outstanding obligations to purchase securities under futures contracts and options would exceed 20% of its total assets.


RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.


     Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, the Fund had invested in the underlying security or currency and sold it after the decline.



     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

GLOBAL INVESTING

     Global investment diversification can lower the risk that occurs from fluctuations in any one market. Global stock and bond markets often do not parallel the performance of each other which means that, over time, diversifying investments across several countries can help reduce portfolio volatility while increasing returns.

     U.S. stock and bond markets now comprise less than half of the total securities available worldwide and investors who limit their investments to the U.S. ignore over 80% of the world's blue chip companies. Participating in global markets helps the astute investor take advantage of opportunities worldwide. Over the past 10 years, through 1994, the U.S. ranked in the top five performing stock markets only two times according to Morgan Stanley Capital International.

LOAN PARTICIPATIONS AND ASSIGNMENTS


     The Worldwide High Income Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investments in Participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of the Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.



     When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX


     The International Magnum Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. After establishing regional allocation strategies, the Adviser then selects equity securities among issuers of a region. The Fund invests in countries (each an "EAFE country") comprising the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index.")


     The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight Industry Indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX


     The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Adviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index (the "World Index"). The World Index is one of seven International Indices, twenty National Indices and thirty-eight International Industry Indices making up the Morgan Stanley Capital International Indices.


     The World Index is based on the share prices of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.

OPTIONS ON FOREIGN CURRENCIES


     The Emerging Markets, Latin American, European Equity, Aggressive Equity, Growth and Income and Worldwide High Income Funds may attempt to accomplish objectives similar to those described above with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives a Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.


OPTIONS TRANSACTIONS


     The Emerging Markets, Latin American, European Equity, International Magnum, Aggressive Equity, U.S. Real Estate, Growth and Income and Worldwide High Income Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Fund at the stated exercise price. A "covered" call option means that so long as a Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of a Fund.



     A Fund will receive a premium from writing call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods a Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.


PORTFOLIO TURNOVER


     It is anticipated that the annual portfolio turnover rate for each of the Funds, except the Growth and Income, Global Fixed Income, Worldwide High Income, Latin American and Aggressive Equity Funds, will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Funds. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. See "Taxes" in the Prospectus for more information on taxation. The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Fund for the year, excluding securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when a Fund deems it appropriate to purchase or sell securities for the portfolio. However, the U.S. federal tax requirement that a Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Fund's ability to dispose of its securities. See "Federal Income Tax." The tables set forth in the Prospectus under "Financial Highlights" present each of the Non-Money Market Funds historical portfolio turnover ratios.


SECURITIES LENDING


     Each Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.


     At the present time, the Staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


     REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act. While reverse repurchase transactions are outstanding, the Funds will maintain in a segregated account cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.



     VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments held by each Money Market Fund may have maturities of more than 397 days, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days. In determining the weighted average maturity of a Fund and whether a variable rate demand instrument has a remaining maturity of 397 days or less, each instrument will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments rated "high quality," the Adviser will follow guidelines adopted by the Company's Board of Directors.



     FIRM COMMITMENTS. Firm commitments for securities include "when-issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While a Fund has firm commitments outstanding, the Fund will maintain in a segregated account cash or liquid assets of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for a Fund will set aside portfolio securities to satisfy a purchase commitment and, in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a non-money market Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when-issued" securities will not exceed 25% of the value of a Money Market Fund's total assets absent unusual market conditions.
 When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


     STAND-BY COMMITMENTS. A Fund may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase, at a Fund's option, a specified Municipal Obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.


     The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.


     The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks and otherwise satisfy applicable quality standards. The Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.


     The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their right thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by that Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.


     OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Funds will invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.


     U.S. GOVERNMENT OBLIGATIONS. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.


     REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Company's Custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. The terms of a repurchase agreement is usually from overnight to one week, and never exceeds one year.
Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


     MORTGAGE-RELATED DEBT SECURITIES. Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

     The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.


                               FEDERAL INCOME TAX


     The following is only a summary of certain additional federal tax considerations generally affecting the Company and its shareholders that are not described in the Company's prospectuses. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Company or its shareholders, and the discussion here and in the Company's prospectuses are not intended as a substitute for careful tax planning.

     Each Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Fund separately, rather than to the Company as a whole. Each Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under subchapter M of the Code.


     The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Legislation and administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


     In order to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code, each Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, gains from options, futures and forward contracts (the "90% Gross Income Test"); (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of (i) stocks or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) held less than three months (the "Short-Short Gain Test"), and (c) diversify its holdings so that, at the end of each fiscal quarter of the Company's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, United States Government securities, securities of other RICs, and other securities and cash items, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other RICs). For purposes of the 90% gross income requirement described above, foreign currency gains may be excluded by regulation from income that qualifies under the 90% requirement.



     In addition to the requirements described above, in order to qualify as a RIC, a Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) to shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.



     If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such case, distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits and such distributions generally will be eligible for the corporate dividends received deductions.



     Each Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income and shareholders subject to tax will be able to claim their share of the tax paid by the Fund as a credit against their federal income tax liability.



     A gain or loss realized by a shareholder on the sale or exchange of shares of a Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.


     Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.


     Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Fund, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.


ADDITIONAL CONSIDERATIONS FOR THE TAX-FREE MONEY MARKET FUND


     In order for the Tax-Free Money Market Fund to pay exempt interest dividends during any taxable year, at the close of each quarter of its taxable year at least 50% of the value of the Fund's assets must consist of certain tax-exempt obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, however, be subject to the alternative minimum tax (the "AMT") imposed by Section 55 and, in the case of corporate taxpayers, the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the AMT and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.


     The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% (depending on the taxpayer's income) of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual depending upon the individual's "modified adjusted gross income" (which includes exempt-interest dividends).


     The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use such a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing Shares of this Fund.

     Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.


     Distributions of net investment income received by the Tax-Free Money Market Fund from investments in debt securities (other than interest on tax-exempt Municipal Obligations) and any net short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Although the Tax-Free Money Market Fund generally does not expect to receive net investment income other than Tax-Exempt Interest, up to 20% of the net assets of the Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest, and any taxable income recognized by the Fund will be distributed and taxed to its shareholders.

FOREIGN INCOME TAX


     It is expected that each Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, if any, and a Fund may be subject to foreign income or other taxes with respect to other income. So long as more than 50% in value of a Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it under U.S. federal income tax law as paid directly by its shareholders. A Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction for their shares of the foreign income taxes in computing their federal income tax liability. (No deductions will be allowed in computing alternative minimum tax liability.)

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. A Fund's gains from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations as individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.


     The foregoing is only a general description of the treatment of foreign income taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

                        FEDERAL TAX TREATMENT OF FORWARD
                  CURRENCY CONTRACTS AND EXCHANGE RATE CHANGES


     Except for certain hedging transactions, each Fund is required for federal income tax purposes to recognize as gain or loss for each taxable year its net unrealized gains and losses on certain forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     Any net gain realized from the closing out of futures contracts will generally be qualifying income for purposes of the 90% Gross Income test. In order to satisfy the Short-Short Gain test, however, a Fund will have to avoid realizing gains on futures contracts and certain forward contracts held less than three months and may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains of such contracts that have been open for less than three months as of the end of the Fund's taxable year and which are treated as recognized for tax purposes at the end of the taxable year will not be considered gains on securities held less than three months for purposes of the Short-Short Gain test.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Fund's net investment income, if any, available to be distributed to its shareholders as ordinary income.

                         TAXES AND FOREIGN SHAREHOLDERS


     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") depends on whether the income from the Company is "effectively connected" with a U.S. trade or business carried on by such shareholder.



     If the income from the Company is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of ordinary income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from United States federal income tax on gains realized on the sale of shares of the Company, distributions of net long-term capital gains, and amounts retained by the Company which are designated as undistributed capital gains.

     If the income from the Company is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of shares of the Company, will be subject to U.S. federal income tax at the rates applicable to United States citizens and residents or domestic corporations.

     The Company may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

     The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.


                               PURCHASE OF SHARES

     For Class A shares of the Non-Money Market Funds, the purchase price of shares is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the purchase order is received. Class B shares and Class C shares of the Non-Money Market Funds may be purchased at the net asset value per share next determined after the purchase order is received. For all classes of such Funds an order received prior to the regular close of the New York Stock Exchange (the "NYSE")(currently, 4:00 p.m., Eastern Time) will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open. The purchase price of shares of the Non-Money Market Funds is based on such price as further described in the Prospectus under "Purchase of Shares." Class A shares of the Non-Money Market Funds purchased without an initial sales charge that are redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC"), certain Class B shares of the Non-Money Market Funds that are redeemed within six years of purchase are subject to a CDSC of up to 5.00% and certain Class C shares of the Non-Money Market Funds that are redeemed within one year of purchase are subject to a 1.00% CDSC, as described in the Prospectus under "Purchase of Shares." The initial sales charge and CDSC are not applicable to shares of any class of any Non-Money Market Fund purchased through the automatic reinvestment of dividends or distributions paid by any Fund. The price of shares of the Money Market Funds is the net asset value per share next determined after Federal Funds are available to such Fund. A purchase of a Money Market Fund's shares by check is credited to the shareholder's account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day. Shares of the Company may be purchased on any day the NYSE is open, except that shares of the Market Fund may be purchased on any day when both the NYSE and and the Federal Reserve Banks are open. The NYSE is closed when the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Federal Reserve Banks are closed when the following additional holidays are observed: Martin Luther King Day, Columbus Day and Veterans' Day.



     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Company, and
(iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Fund's shares.


                              REDEMPTION OF SHARES


     Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. Additionally, if the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.



     Any redemption may be more or less than the shareholder's cost depending on, among other factors, the market value of the securities held by the Fund. Class A shares of the Non-Money Market Funds purchased without an initial sales charge due to the size of the purchase that are redeemed within one year of purchase are subject to a 1.00% CDSC, certain Class B shares of the Non-Money Market Funds that are redeemed within six years of purchase are subject to a CDSC of up to 5.00% that decreases to 0% after six years, and certain Class C shares of the Non-Money Market Funds that are redeemed within one year of purchase are subject to a 1.00% CDSC as described in the Prospectus under "Purchase of Shares." Such initial sales charge and CDSC are not applicable to shares of any class of any Fund purchased through the automatic reinvestment of dividends or distributions paid by any Fund.



     To protect your account and the Company from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Company to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.


     Eligible signature guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, provided that the institution is a member of the Securities Transfer Agents Medallion Program or another recognized signature guarantee program. Notaries public are not acceptable guarantors.


     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Company are also being redeemed, on the letter or stock power.

     Redemption of shares held in broker street name may not be accomplished by mail or telephone as described above. Shares held in broker street name may be redeemed only by contacting the investment dealer, bank or financial services firm ("Participating Dealer") that handles your account.

                             INVESTMENT LIMITATIONS


     Each current Fund of the Company has adopted the certain investment policies which are either fundamental investment limitations or non-fundamental investment limitations. Fundamental investment limitations may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Each Fund will not:


     (1) invest in commodities, except that each of the Emerging Markets Fund, Latin American Fund, European Equity Fund, American Value Fund, Aggressive Equity Fund, Growth and Income and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options on futures contracts at any time;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate, and except that the U.S. Real Estate Fund may invest in real estate limited partnership interests, but may not invest in such interests that are not publicly traded;

     (3)  underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except that the Tax-Free Money Market Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations;


     (6) with respect to all the Funds, except the Latin American Fund and U.S. Real Estate Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Fund) instruments issued by U.S. banks or their domestic branches;


     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases; or

     With respect to limitation (6) above concerning industry concentration, the Money Market Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.



     In addition, the following are fundamental investment limitations with respect to the Non-Money Market Funds. No Non-Money Market Fund May:


     (1) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Latin American Fund, European Equity Fund, Aggressive Equity Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objectives and policies;


     (2) purchase or retain securities of an issuer if those officers and Directors of the Company or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;



     (3) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Fund's total assets valued at the lower of market or cost and a Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Worldwide High Income Fund, Latin American Fund, Growth and Income Fund and Money Market Fund may enter into reverse repurchase agreements in accordance with their investment objectives and policies and except that each of the Latin American Fund, Aggressive Equity Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing;


     (4) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Latin American, Aggressive Equity and Worldwide High Income Funds may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed);


     (5) invest more than an aggregate of 15% of the total assets of the Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days; provided, however, that no Fund shall invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale, invest in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of the Fund's total assets would be invested in these deposits or invest in fixed time deposits with a duration of over seven calendar days;


     (6) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

     (7)  issue senior securities.

     (8) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;


     (9) with respect to all of the Funds except the Global Fixed Income Fund, Emerging Markets Fund, Latin American Fund, Aggressive Equity Fund, International Magnum Fund and U.S. Real Estate Fund, purchase more than 10% of any class of the outstanding securities of any issuer;

     (10) with respect to all the Funds except the Global Fixed Income Fund, Emerging Markets Fund, Latin American Fund, Aggressive Equity Fund, International Magnum Fund and U.S. Real Estate Fund purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Fund's total assets, at market, would be invested in the securities of such issuer;


     The following are fundamental investment limitations with respect to the Money Market Funds. No Money Market Fund may:


     (1) issue senior securities or borrow money, except for borrowing money from banks for temporary purposes or (with respect to the Money Market Fund and Government Obligations Fund) for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300 percent for all borrowings of the Fund; or mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, any assets except as may be necessary in connection with permitted borrowings and then, in amounts not in excess of 10% of the value of the Fund's total assets at the time of the borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's securities by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);


     (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

     (3) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;


     (4) with respect to the Money Market Fund, invest in other investment companies except to the extent permitted by the 1940 Act, provided that the Fund may invest only in investment companies that are unaffiliated with the Company; and with respect to the Tax-Free Money Market Fund and Government Obligations Money Market Fund, invest more than 10% of the value of the Fund's assets in other investment companies that are unaffiliated with the Company and then no more than 5% of the Fund's assets may be invested in any one money market fund;



     (5) with respect to the Money Market Fund, purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits;


     (6) with respect to the Tax-Exempt Money Market Fund, under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");


     (7) with respect to the Government Obligations Money Market Fund, purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations that the Fund is permitted to purchase;



     (8) purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities subject to unconditional demand features issued by a non-controlled person) if immediately after and as a result at the time of purchase more than 5% of the Fund's total assets would be invested in the securities of such issuer; except that, under applicable regulations, the Investment Fund may invest more than 5% of its total assets in any one issuer for up to three business days;


     (9) enter into repurchase agreements with more than seven days maturity if, as a result, more than 10% of the value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; and


     (10) make loans, except that a Fund may purchase or hold debt obligations in accordance with its investment objectives, policies and limitations and, with respect to the Money Market and Government Obligations Money Market Funds, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned.



     In addition, the Company has adopted the following limitations which are not fundamental policies and may be changed without shareholder approval:

     (1) no Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets except that each of the Emerging Markets, Latin American, European Equity, Aggressive Equity, Growth and Income and Worldwide High Income Funds may purchase puts and calls on foreign currencies in accordance with its investment objective and policies;

     (2) no Fund may purchase warrants if, by reason of such purchase, more than 5% of the value of the Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange;

     (3)  no Fund will invest in oil, gas or other mineral leases;

     Each of the Global Fixed Income, Emerging Markets, Latin American, Aggressive Equity, International Magnum and U.S. Real Estate Funds will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities); and


     (4) the Emerging Markets Fund may invest up to 25% of its total assets in privately placed securities, provided that it may not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, and provided further that it will not invest more than 10% of its total assets in securities which are restricted from sale to the public without registration under the Securities Act of 1933, except securities that are not registered under the Securities Act of 1933 but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act.


     The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Funds of the Company may adopt different limitations.


                  DETERMINING MATURITIES OF CERTAIN INSTRUMENTS


     Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a Government Obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                             MANAGEMENT OF THE FUND
Officers and Directors


     The Company's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Company. The Directors set broad policies for the Company and choose its officers. Three Directors and all of the officers of the Company are directors, officers or employees of Morgan Stanley Asset Management Inc. ("MSAM"); or the Fund's distributor or administrative services provider. The other Directors have no affiliation with the Company's adviser, distributor or administrative services provider. The Directors are also Directors of other registered open-end management investment companies registered with the SEC and advised by MSAM (collectively with the Fund, the "Open-End Fund Complex"). Officers of the Company are also

Officers of some or all of the other investment companies managed, administered, advised or distributed by Morgan Stanley Asset Management Inc. or its affiliates. A list of the Directors and officers of the Company and a brief statement of their present positions and principal occupations during the past 5 years is set forth below:



                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Company                 Past Five Years
-------------------------------   ---------------------            ---------------------------
Barton M. Biggs*                   Chairman and            Chairman and Director of Morgan Stanley Asset Management Inc.
1221 Avenue of the                 Director                and Morgan Stanley Asset Management Limited; Managing Director of Morgan
Americas                                                   Stanley & Co. Incorporated; Member of Investment Advisory Counsel of the
New York, NY 10020                                         Thailand Fund; Member of the Yale Development Board; Director of the
(11/26/32)                                                 Rand McNally Company; Director and Chairman of various investment companies managed by Morgan Stanley Asset Management Inc.

Warren J. Olsen*                   Director and            Principal of Morgan Stanley Asset Management Inc; President and
1221 Avenue of the                 President               Director of various investment companies managed by Morgan Stanley
Americas                                                   Asset Management Inc.
New York, NY 10020
(12/21/56)



                                        24


Name, Address and Date of Birth   Position with Company                  Past Five Years
-------------------------------   ---------------------            ---------------------------
John D. Barrett, II                Director                Chairman and Director of Barrett Associates, Inc. (investment
521 Fifth Avenue                                           counseling); Director of the Ashforth Company (real estate); Director
New York, NY 10135                                         of the Morgan Stanley Institutional Fund, Inc., Morgan Stanley
(8/21/35)                                                  Universal Funds, Inc. and PCS Cash Fund, Inc.


Gerard E. Jones                    Director                Partner in Richards & O'Neil LLP (law firm); Director of the Morgan
43 Arch Street                                             Stanley Institutional Fund, Inc., Morgan Stanley Universal Funds, Inc.,
Greenwich, CT 06830                                        Morgan Stanley India Investment Fund, Inc. and PCS Cash Fund, Inc.
(1/23/37)

Andrew McNally IV                  Director                Chairman and Chief Executive Officer of Rand McNally (publication);
8255 North Central                                         Director of Allendale Insurance Co., Mercury Finance (consumer finance);
Park Avenue                                                Zenith Electronics, Hubbell, Inc. (industrial electronics); Director
Skokie, IL 60076                                           of the Morgan Stanley Institutional Fund, Inc., Morgan Stanley Universal
(11/11/39)                                                 Funds, Inc. and PCS Cash Fund, Inc.

Samuel T. Reeves                   Director                Chairman of the Board and CEO, Pinacle Trading L.L.C. (investment firm);
8211 North Fresno Street                                   Director, Pacific Gas and Electric and PG&E Enterprises (utilities);
Fresno, CA 93720                                           Director of the Morgan Stanley Institutional Fund, Inc., Morgan Stanley
(7/28/34)                                                  Universal Funds, Inc. and PCS Cash Fund, Inc.


Fergus Reid                        Director                Chairman and Chief Executive Officer of LumeLite Corporation
85 Charles Colman Blvd.                                    (injection molding firm); Trustee and Director of Vista Mutual Fund
Pawling, NY 12564                                          Group; Director of the Morgan Stanley Institutional Fund, Inc., Morgan
(8/12/32)                                                  Stanley Universal Funds, Inc., Morgan Stanley India Investment Fund,
                                                           Inc. and PCS Cash Fund, Inc.

                                        25



                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Company                  Past Five Years
-------------------------------   ---------------------            ---------------------------

Frederick O. Robertshaw            Director                Of Counsel, Copple, Chamberlin & Boehm, P.C. and Rake,
2025 North Third Street                                    Copple, Downey &  Black, P.C. (law firms); Director of the
Suite 300                                                  Morgan Stanley Institutional Fund, Inc., Morgan Stanley Universal Funds,
Phoenix, AZ 85004                                          Inc. and PCS Cash Fund, Inc.
(1/24/34)

Frederick B. Whittemore*           Director                Advisory Director of Morgan Stanley & Co. Incorporated; Vice-Chairman
1251 Avenue of the                                         and Director of various investment companies managed by Morgan Stanley
Americas, 30th Flr.                                        Asset Management Inc.
New York, NY 10020
(11/12/30)

James W. Grisham*                  Vice President          Principal of Morgan Stanley Asset Management Inc.; Officer of various
1221 Avenue of the                                         investment companies managed by Morgan Stanley Asset Management Inc.
Americas
New York, NY 10020
(10/24/41)

Michael F. Klein*                  Vice President          Vice President of Morgan Stanley Asset Management Inc; Officer of
1221 Avenue of the                                         various investment companies managed by Morgan Stanley Asset
Americas                                                   Management Inc. Previously associated with Rogers & Wells (law firm).
New York, NY 10020
(12/12/58)


                                        26


                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Company                  Past Five Years
-------------------------------   ---------------------            ---------------------------

Harold J. Schaaff, Jr.*            Vice President          Principal of Morgan Stanley & Co. Incorporated; General Counsel and
1221 Avenue of the                                         Secretary of Morgan Stanley Asset Management Inc.; Officer of various
Americas                                                   investment companies managed by Morgan Stanley Asset Management Inc.
New York, NY 10020
(6/10/60)

Joseph P. Stadler*                 Vice President          Vice President of Morgan Stanley Asset Management Inc.; Officer of
1221 Avenue of the                                         various investment companies managed by Morgan Stanley Asset
Americas                                                   Management Inc. Previously with Price Waterhouse LLP (accounting).
New York, NY 10020
(6/7/54)

                                        27



                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Company                  Past Five Years
-------------------------------   ---------------------            ---------------------------

Valerie Y. Lewis*                  Secretary               Vice President of Morgan Stanley Asset Management Inc.;  Officer of
1221 Avenue of the                                         various investment companies managed by Morgan Stanley Asset Management
Americas                                                   Inc. Previously with Citicorp (banking).
New York, NY 10020
(3/26/56)

Karl O. Hartmann                   Assistant Secretary     Senior Vice President, Secretary and General Counsel of Chase Global
73 Tremont Street                                          Funds Services Company; Previously with Leland, O'Brien, Rubinstein
Boston, MA 02108-3913                                      Associates, Inc. (investments).
(3/7/55)

James R. Rooney                    Treasurer               Vice President, Director of Fund Administration and Compliance Services,
73 Tremont Street                                          Chase Global Funds Services Company; Officer of various
Boston, MA 02108-3913                                      investment companies managed by Morgan Stanley Asset
(10/21/58)                                                 Management Inc. Previously with Scudder, Stevens &
                                                           Clark, Inc. (investment) and Ernst & Young LLP (accounting).


                                        28


                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Company                  Past Five Years
-------------------------------   ---------------------            ---------------------------


Joanna Haigney                     Assistant Treasurer     Manager of Fund Administration and Compliance Services, Chase Global
73 Tremont Street                                          Funds Services Company; Officer of various investment companies managed
Boston, MA 02108-3913                                      by Morgan Stanley Asset Management Inc. Previously with Coopers &
(10/10/66)                                                 Lybrand LLP.




_______
*"Interested Person" within the meaning of the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS


     The Open-End Fund Complex pays each of the nine Directors who is not an "interested person" an annual aggregate fee of $65,000, plus out-of-pocket expenses. The Open-End Fund Complex will pay each of the members of the Company's Audit Committee, which consists of three of the Company's Directors who are not "interested persons," an additional annual aggregate fee of $10,000 for serving on such a committee. The allocation of such fees will be among the three funds in the Open-End Fund Complex in direct proportion to their respective average net assets. For the fiscal period ended June 30, 1996, the Company paid approximately $77,000 in Directors' fees and expenses. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Company's Officers and employees are paid by the Adviser or its agents. As of September 30, 1996, to Company management's knowledge, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding common stock of each Fund of the Company. The following table shows aggregate compensation paid to each of the Company's Directors by the Company and total compensation paid to each such Director by the Company, the Open-End Fund Complex and other registered investment companies advised by MSAM (the foregoing together, the "Fund Complex"), respectively, for the fiscal year from July 1, 1995 to June 30, 1996.

                                               COMPENSATION TABLE


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
     (1)                                      (2)                (3)              (4)              (5)
   Name of                                 Aggregate          Pension or       Estimated          Total
  Person and                              Compensation        Retirement        Annual         Compensation
  Position                                    From             Benefits        Benefits       From the Company
                                              the              Accrued           Upon         and Fund Complex
                                            Company           as Part of      Retirement      Paid to Directors
                                                                Fund
                                                              Expenses
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Barton M. Biggs                                    $0              $0              $0                    $0
Director and Chairman of the Board

John D. Barrett, II,                           $5,879              $0              $0               $65,000
Director

Gerard E. Jones,                               $5,879              $0              $0               $72,100
Director

Warren J. Olsen,                                   $0              $0              $0                    $0
Director and President

Andrew McNally, IV,                            $4,975+             $0              $0               $55,000
Director

Samuel T. Reeves,                              $4,975+             $0              $0               $55,000
Director

Fergus Reid,                                   $5,880+             $0              $0               $72,100
Director

Frederick O. Robertshaw,                       $4,975              $0              $0               $55,000
Director

Frederick B. Whittemore,                           $0              $0              $0               $13,750
Director
---------------------------------------------------------------------------------------------------------------


+ The total amount of deferred compensation for Andrew McNally IV, Fergus Reid and Samuel T. Reeves $2,638, $3,118 and $2,637, respectively.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS

     The Adviser is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("Group"). The principal offices of the Group are located at 1221 Avenue of the Americas, New York, NY 10020.




     As one of the world's premier global investment managers affiliated with one of the leading global financial services firms and with offices in the United States, Europe and Asia, MSAM brings a truly global perspective to the investment of its clients' assets. This global perspective, coupled with Morgan Stanley's long-standing tradition of integrity and prudence, puts MSAM in a unique position to offer investment management services. As compensation for advisory services to the Company for the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996 the Adviser earned fees of approximately $2,322,000 (and voluntarily waived a portion of such fees equal to approximately $1,026,000), $4,571,000 (and voluntarily waived a portion of such fees equal to approximately $868,000), $7,177,000 (and voluntarily waived a portion of such fees equal to approximately $1,328,000) respectively. Further, for the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, MSAM, as adviser for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio") the predecessor to the Money Market Fund received $686,138, $611,754 and $759,398, respectively (net of voluntary fee waivers of $109,879, $87,105 and $153,797 respectively) and as adviser for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio") the predecessor to the Government Obligations Money Market Fund received $412,757, $897,867 and $395,312 respectively (net of voluntary fee waivers of $25,448, $0 and $45,251, respectively).

     Pursuant to the Administration Agreement between the Adviser and the Company, the Adviser provides administrative services. For its services under the Administration Agreement, the Company pays the Adviser a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Non-Money Market Fund and 0.10% of the first $200 million of each Money Market Fund's average daily net assets, 0.75% of the next $200 million of average daily net assets, .05% of the next $200 million of average daily net assets, and .03% on average daily net assets over $600 million. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, the Fund paid administrative fees to MSAM of approximately $852,000, $1,154,000 and $1,801,654 respectively. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, PFPC Inc., which served as administrator to the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), was paid aggregate administrative fees of $283,085, $346,829 and $273,252 respectively.

     Under an Agreement between the Adviser and The Chase Manhattan Bank ("Chase," successor in interest to United States Trust Company of New
York), Chase Global Funds Services Company ("CGFSC," formerly Mutual Funds Service Company, a corporate affiliate of Chase) provides certain administrative services to the Company. CGFSC provides operational and administrative services to investment companies with approximately $66 billion in assets and having approximately 200,000 shareholder accounts as of September 30, 1996. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

DISTRIBUTION OF FUND SHARES


     Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of the Group, serves as the Distributor of the Company's shares pursuant to a Distribution Agreement for the Company and a Plan of Distribution for the Money Market Funds and each class of the Non-Money Market Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans"). Under each Plan the Distributor is entitled to receive from these Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.25% for Class A shares of each of the Non-Money Market Funds, up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Market Funds, on an annualized basis, of the average daily net assets of such Investment Fund or classes. The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative or shareholder services (a "Participating Dealer"). The actual amount of such compensation is agreed upon by the Company's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Company shares.

     The Plans obligate the Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. The Plans for the Class A, Class B and Class C shares of the Non-Money Market Funds were most recently approved by the Company's Board of Directors, including those directors who are not "interested persons" of the Company as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on April 22, 1996 and the Plan for the Money Market
Funds was most recently approved on July 16, 1996.



     As compensation for providing distribution services to the Company for the fiscal year ended June 30, 1996, the Distributor received aggregate fees of approximately $4,267,000 which were attributable approximately as follows:



                                                             Fiscal Year
                                                                Ended
                                                            June 30, 1996
                                                                 (000)
                                                            -------------
Global Equity Allocation Fund-Class A. . . . . . . . .       $     126
Global Equity Allocation Fund-Class B+ . . . . . . . .              47
Global Equity Allocation Fund-Class C+ . . . . . . . .             496
Global Fixed Income Fund-Class A . . . . . . . . . . .              26
Global Fixed Income Fund-Class B+. . . . . . . . . . .               3
Global Fixed Income Fund-Class C+. . . . . . . . . . .              56
Asian Growth Fund-Class A. . . . . . . . . . . . . . .             516
Asian Growth Fund-Class B+ . . . . . . . . . . . . . .             194
Asian Growth Fund-Class C+ . . . . . . . . . . . . . .           1,505
Emerging Markets Fund-Class A  . . . . . . . . . . . .             131
Emerging Markets Fund-Class B+ . . . . . . . . . . . .              35
Emerging Markets Fund-Class C+ . . . . . . . . . . . .             309
Latin American Fund-Class A  . . . . . . . . . . . . .              28
Latin American Fund-Class B+ . . . . . . . . . . . . .               6

Latin American Fund-Class C+ . . . . . . . . . . . . .                55
American Value Fund-Class A. . . . . . . . . . . . . .                57
American Value Fund-Class B+ . . . . . . . . . . . . .                14
American Value Fund-Class C+ . . . . . . . . . . . . .               187
Worldwide High Income Fund-Class A . . . . . . . . . .                90
Worldwide High Income Fund-Class B+. . . . . . . . . .               112
Worldwide High Income Fund-Class C+. . . . . . . . . .               231
Aggressive Equity Fund-Class A . . . . . . . . . . . .                 4
Aggressive Equity Fund-Class B . . . . . . . . . . . .                10
Aggressive Equity Fund-Class C . . . . . . . . . . . .                10
High Yield Fund-Class A. . . . . . . . . . . . . . . .                 2
High Yield Fund-Class B. . . . . . . . . . . . . . . .                 5
High Yield Fund-Class C. . . . . . . . . . . . . . . .                 5
U.S. Real Estate Fund-Class A. . . . . . . . . . . . .                 1
U.S. Real Estate Fund-Class B. . . . . . . . . . . . .                 3
U.S. Real Estate Fund-Class C. . . . . . . . . . . . .                 3
International Magnum Fund-Class A**. . . . . . . . . .               N/A
International Magnum Fund-Class B**. . . . . . . . . .               N/A
International Magnum Fund-Class C**. . . . . . . . . .               N/A
Japanese Equity Fund-Class A** . . . . . . . . . . . .               N/A
Japanese Equity Fund-Class B** . . . . . . . . . . . .               N/A
Japanese Equity Fund-Class C** . . . . . . . . . . . .               N/A
Growth and Income Fund-Class A** . . . . . . . . . . .               N/A
Growth and Income Fund-Class B** . . . . . . . . . . .               N/A
Growth and Income Fund-Class C** . . . . . . . . . . .               N/A
European Equity Fund-Class A** . . . . . . . . . . . .               N/A
European Equity Fund Class B** . . . . . . . . . . . .               N/A
European Equity Fund Class C** . . . . . . . . . . . .               N/A
Money Market Fund**++. . . . . . . . . . . . . . . . .               N/A
Tax-Free Money Market Fund **. . . . . . . . . . . . .               N/A
Government Obligations Money Market Fund**++ . . . . .               N/A
________________________

**   Not operational as of June 30, 1996.

+ The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995. Therefore, no fees were incurred for the fiscal year ended June 30, 1995.

++ As compensation for providing distribution services to the Predecessor Portfolios for the fiscal years ended June 30, 1996, the Distributor received fees from the Predecessor Money Market Portfolio in the amount of $843,776 and from the Predecessor Government Obligations Money Market Portfolio in the amount of $439,236.


CODE OF ETHICS

     The Board of Directors of the Company has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Adviser and, as described below, impose additional, more onerous, restrictions on the Company's investment personnel.

     The Codes require that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Company within periods of trading by the Company in the same (or equivalent) security.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     The names and addresses of the holders of 5% or more of the outstanding shares of any class of the Company as of September 30, 1996 and the percentage of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to management's knowledge, as follows:


     GLOBAL EQUITY ALLOCATION FUND: Scott & Stringfellow PSP, C/O David Plageman, P.O. Box 1575, Richmond, VA 23213, owned 5% of the total outstanding Class A shares of such Fund.


     GLOBAL FIXED INCOME FUND: The Private Bank & Trust Co., 10 Dearborn Street, Chicago, IL 60602, owned 12% of the total outstanding Class A shares of such Fund; Oppenheimer Company, Inc., P.O. Box 3484, Church Street Station, New York, NY 10008, owned 13% of the total outstanding Class B shares of such Fund and Painewebber, FBO Robert P. Buhrman, P.O. Box 3321, Weehawken, NJ 07087, owned 9% of total outstanding Class C shares of such Fund.


     AMERICAN VALUE FUND: Smith Barney Inc., 388 Greenwich Street, New York, N.Y. 10013, owned 7% of the total outstanding Class A shares of such Fund; James G. McMurray, M.D. Profit Sharing Plan, 303 Williams Avenue, Suite 411, Huntsville, AL 35801, owned 7% of the total outstanding Class B shares of such Fund and Morgan Stanley Group Inc., 1585 Broadway, New York, NY 10036, owned 13% of the total outstanding Class C shares of such Fund.


     WORLDWIDE HIGH INCOME FUND: FTC & Co., Attn: Datalynx #118, P.O. Box 173736, Denver, CO 80217, owned 14% of the total outstanding Class A shares of such Fund.


     EMERGING MARKETS FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 33% of the total outstanding Class A shares of such Fund.


     HIGH YIELD FUND: Morgan Stanley Group, Inc., 1585 Broadway, New York, NY 10036, owned 80% of the total outstanding Class A shares of such Fund, 85% of the total outstanding Class B shares of such Fund and 93% of the total outstanding Class C shares of such Fund.


     LATIN AMERICAN FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 25% of the total outstanding Class A shares of such Fund and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned 6% of the total outstanding Class B shares of such Fund.


     U.S. REAL ESTATE FUND: Morgan Stanley Group, Inc., 1585 Broadway, New York, NY 10036, owned 62% of the total outstanding Class A shares of such Fund, 62% of the total outstanding Class B shares of such Fund and 82% of the total outstanding Class C shares of such Fund.

     AGGRESSIVE EQUITY FUND: Morgan Stanley Group Inc., 1585 Broadway, New York, NY 10036, owned 31% of the total outstanding Class A shares of such Fund, 51% of the total outstanding Class B shares of such Fund and 57% of the total outstanding Class C shares of such Fund.

     INTERNATIONAL MAGNUM FUND: Morgan Stanley Group Inc., 1585 Broadway, New York, NY 10036, owned 80% of the total outstanding Class A shares of such Fund; 86% of the total outstanding Class B shares of such Fund and 67% of the total outstanding Class C shares of such Fund.

     MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 1.11% of the total outstanding shares of the Fund.

     GOVERNMENT OBLIGATIONS MONEY MARKET FUND: PFPC, Inc., 400 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809, owned 1.02% of the total outstanding shares of the Fund.

     TAX-FREE MONEY MARKET FUND:  N/A

     JAPANESE EQUITY FUND:  N/A

     GROWTH AND INCOME FUND:  N/A

     EUROPEAN EQUITY FUND:  N/A

     The Group may be deemed a "controlling person" of the Company by virtue of its power to control the voting or disposition of the shares it owns. As a result of its ownership position, the Group may be able to control the outcome of matters voted on by shareholders of the Funds.



                        MONEY MARKET FUND NET ASSET VALUE

     Each of the Money Market Funds seeks to maintain a stable net asset value per share of $1.00. Each Fund uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of a Fund's per share net asset value at $1.00 is based on the Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.


     The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by, or under procedures adopted by, the Directors.


     In the event of a deviation of over 1/2 of 1% between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.


     There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market Funds values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of such Funds will ordinarily remain at $1.00, but the Funds' daily dividends will vary in amount. Net realized short-term capital gains, if any, less any capital loss carryforwards, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event, at least once a year. The Money Market Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually, less any capital loss carryforwards.

                             PORTFOLIO TRANSACTIONS


     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. The Company has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Company.

     In purchasing and selling securities for the Funds, it is the Company's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Company. Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Company's Directors.

     Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Company's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley under procedures adopted by the Board. For the three fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, the Company paid brokerage commissions of approximately $618,000, $115,622 and $180,458, respectively, to the Distributor, an affiliated broker-dealer. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, commissions paid to the Distributor represented approximately 30%, 7% and 6%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 21%, 3%, and 2%, respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during such period.


     Fund securities will not be purchased from, or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

                             PERFORMANCE INFORMATION

     The Company may from time to time quote various performance figures to illustrate the Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Company but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Company are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Company to compute or express performance follows.


TOTAL RETURN


     From time to time the Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Fund) that would equate an initial hypothetical
$1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Fund) and the deduction of all applicable Company expenses on an annual basis.



Total return figures are calculated according to the following formula:


             n
     P(1 + T) = ERV
where:
    P     =    a hypothetical initial payment of $1,000
    T     =    average annual total return
    n     =    number of years
    ERV   =    ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).


     Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Funds that commenced operations prior to June 30, 1996 for the one-year period ended June 30, 1996 and for the period from the inception of each Fund through June 30, 1996 are as follows:



                                                                                        Since
                                                                                      Inception
                                                               One-Year Period         through
                                                  Inception        Ended               June 30,
                                                    Date        June 30, 1996            1996
                                                  ---------    ---------------        ---------
Global Equity Allocation Fund
       Class A Shares                             01/04/93        24.62%               14.58%
       Class B Shares+                            08/01/95        18.08                 N/A
       Class C Shares+                            01/04/93        23.65%               13.74%

                                                                                        Since
                                                                                      Inception
                                                               One-Year Period         through
                                                  Inception        Ended               June 30,
                                                    Date        June 30, 1996            1996
                                                  ---------    ---------------        ---------
Global Fixed Income Fund
       Class A Shares                             01/04/93         5.20%                7.12%
       Class B Shares+                            08/01/95         3.76%                N/A
       Class C Shares+                            01/04/93         4.47%                6.27%

Asian Growth Fund
       Class A Shares                             06/23/93         4.45%               13.78%
       Class B Shares+                            08/01/95         1.82%                N/A
       Class C Shares+                            06/23/93         3.64%               12.98%

American Value Fund
       Class A Shares                             10/18/93        17.40%               11.29%
       Class B Shares+                            08/01/95        12.29%                N/A
       Class C Shares+                            10/18/93        16.50%               10.42%

Worldwide High Income Fund
       Class A Shares                             04/21/94        19.61%               13.28%
       Class B Shares+                            08/01/95        17.07%                 N/A
       Class C Shares+                            04/21/94        18.71%               12.45%

Emerging Markets Fund
       Class A Shares                             07/06/94        14.16%                0.47%
       Class B Shares+                            08/01/95         9.45%                N/A
       Class C Shares+                            07/06/94        13.30%               -0.29%

Latin American Fund
       Class A Shares                             07/06/94        39.35%                3.56%
       Class B Shares+                            08/01/95        29.96%                N/A
       Class C Shares+                            07/06/94        38.26%                2.64%

Aggressive Equity Fund
       Class A Shares                             01/02/96        20.52%                N/A
       Class B Shares                             01/02/96        20.18%                N/A
       Class C Shares                             01/02/96        20.10%                N/A

U.S. Real Estate Fund
       Class A Shares                             05/01/96         4.63%                N/A
       Class B Shares                             05/01/96         4.54%                N/A
       Class C Shares                             05/01/96         4.54%                N/A

High Yield Fund
       Class A Shares                             05/01/96         0.29%                N/A
       Class B Shares                             05/01/96         0.21%                N/A
       Class C Shares                             05/01/96         0.21%                N/A

International Magnum Fund
       Class A Shares                               N/A            N/A                  N/A
       Class B Shares                               N/A            N/A                  N/A
       Class C Shares                               N/A            N/A                  N/A

Japanese Equity Fund
       Class A Shares                               N/A            N/A                  N/A
       Class B Shares                               N/A            N/A                  N/A
       Class C Shares                               N/A            N/A                  N/A

Growth and Income Fund
       Class A Shares                               N/A            N/A                  N/A
       Class B Shares                               N/A            N/A                  N/A
       Class C Shares                               N/A            N/A                  N/A

European Equity Fund
       Class A Shares                               N/A            N/A                  N/A
       Class B Shares                               N/A            N/A                  N/A
       Class C Shares                               N/A            N/A                  N/A

Money Market Fund                                 03/12/92         N/A                  N/A

Tax-Free Money Market Fund                          N/A            N/A                  N/A

                                                                                        Since
                                                                                      Inception
                                                               One-Year Period         through
                                                  Inception        Ended               June 30,
                                                    Date        June 30, 1996            1996
                                                  ---------    ---------------        ---------
Government Obligations Money Market
 Fund                                             03/12/92         N/A                  N/A


       The International Magnum, Japanese Equity, Growth and Income, European Equity, Tax-Free Money Market and Government Obligations Money Market Funds had not commenced operations in the fiscal year ended June 30, 1996.

+ The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.


*      Not Annualized.


YIELD FOR CERTAIN FUNDS



       From time to time certain of the Funds may advertise yield.



       Current yield reflects the income per share earned by a Fund's investments.


       Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

       Current yield figures are obtained using the following formula:

                     6
Yield = 2[(a - b + 1) - 1]
           -----
            cd


where:
a    =  dividends and interest earned during the period
b    =  expenses accrued for the period (net of reimbursements)
c    =  the average daily number of shares outstanding during the period that were entitled to receive income distributions
d    =  the maximum offering price per share on the last day of the period

     The 30-day yield for the Global Fixed Income Fund as of June 30, 1996 was 4.63% for Class A shares; 4.69% for Class B shares and 3.94% for Class C shares. The 30-day yield for the Worldwide High Income Fund as of June 30, 1996 was 12.56% for Class A shares; 12.42% for Class B shares and 12.40% for Class C shares.


                   CALCULATION OF YIELD FOR MONEY MARKET FUNDS

     The current yield of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds are calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. The yields of the Predecessor Money
Market Portfolio and Predecessor Government Obligations Money Market Portfolio for the 7-day period ended June 30, 1996 were 4.40% and 4.42% respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting
1 from the result. The effective yields of the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio for the 7-day period ended June 30, 1996 were 4.50% and 4.52% respectively.


     The yield of a Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing fund instruments, computing net asset value and calculating yield.

                            TAXABLE EQUIVALENT YIELD

     It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

                Tax Free Yield
             --------------------
             1 - Your Tax Bracket       =       Your Taxable Equivalent Yield

     For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%.


     The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1996 under the Internal Revenue Code. There can, of course, be no guarantee that the Tax-Free Money Market or the Government Obligations Money Market will achieve a specific yield. Also, it is possible that some portion of the Fund's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.


                        TAXABLE EQUIVALENT YIELD TABLE

       SAMPLE LEVEL OF                                               TAXABLE EQUIVALENT RATES
       TAXABLE INCOME                                             BASED ON TAX-EXEMPT YIELD OF:

                                    FEDERAL
                                    INCOME
JOINT             SINGLE            TAX
RETURN            RETURN            BRACKETS  3%       4%       5%       6%       7%       8%        9%        10%       11%

__________

* Net amount subject to 1996 Federal Income Tax after deductions and exemptions, not indexed for 1996 income tax rates.

The taxable equivalent yield for the Predecessor Government Obligations Money Market Portfolio for the seven days ended June 30, 1996, assuming a federal income tax rate of 39.6% (maximum rate), was 7.32%. The taxable equivalent effective yield for the Predecessor Government Obligations Money Market Portfolio for the seven days ended June 30 1996, assuming the same tax rate, was 7.48%.


COMPARISONS


     To help investors better evaluate how an investment in a Fund of Morgan Stanley Fund, Inc. might satisfy their investment objective, advertisements regarding the Company may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


     (e) Lipper Capital Appreciation Index - a composite of mutual funds managed for maximum capital gains.

     (f) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

     (h) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

     (i) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.

     (j) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (k) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, United States Treasury/agency issues and mortgage pass-through securities.

     (l) Salomon Brothers World Bond Index - measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:


Australian Dollars                      Netherlands Guilder
Canadian Dollars                        Swiss Francs
European Currency Units                 UK Pounds Sterling
French Francs                           U.S. Dollars
Japanese Yen                            German Deutsche Marks

     (m) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

     (n) Lehman LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Aggregate Bond Index - is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

     (p) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 36% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (r)  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (s) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (t) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (u) Consumer Price Index (or cost of Living Index), published by the United States Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

     (v) Stocks, Bonds, Bills and Inflation, published by Hobson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

     (w) Savings and Loan Historical Interest Rates - as published in the United States Savings & Loan League Fact Book.

     (x) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers Inc. and Bloomberg L.P.

     (y) The MSCI Combined Far East Free ex-Japan Index, a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex-Japan Index at 20% of its market capitalization.

     (z) C.S. First Boston High Yield Index - generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

     (aa) Russell 2500 Small Company Index - is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.

     (bb) Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, New Zealand, the Far East, Canada and the United States.

     (cc) Morgan Stanley Capital International Emerging Markets Global Latin American Index - An unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. (Assumes reinvestment of dividends.)

     (dd) IFC Global Total Return Composite Index - An unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

     (ee) EMBI+ - Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and U.S. Dollar local markets instruments. A more comprehensive benchmark than EMBI, the EMBI+ covers 49 instruments from 14 countries. At $98 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, while the EMBI+ represents the broader market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

     (ff) The MSCI Latin America Global Index - is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (Assumes reinvestment of dividends).

     (gg) Morgan Stanley Capital International Japan Index - An unmanaged index of common stocks (assumes dividends reinvested).

     (hh) NAREIT Index - An unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Company's Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Company to calculate its performance. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.


AMERICAN VALUE FUND

     The American Value Fund's portfolio managers are "value" investors, and as such, their mission is to buy stocks of quality U.S.-based companies they believe to be selling below their intrinsic worth and sell them when they reach fair value. This involves buying quality stocks when they are out of favor with the majority of investors and selling them after the market has realized their fair value.

     Since 1926, small market capitalization stocks have, on average, outperformed large market capitalization stocks by 2%-3% annualized. Small capitalized stocks are defined as the five smallest market capitalization deciles of the Center for Research in Security Prices at the University of Chicago ("CRSP"); large capitalization stocks constitute the five largest CRSP market capitalization deciles.

     Wilshire Associates reports small cap value stocks (an index made up of the lowest price-to-book, lowest price-to-earnings and highest yielding small capitalization stocks) have outperformed the average small cap stock as well as the average small cap growth stock during the period of 1978 to 1994, and with less risk than the average small cap growth stock (an index made up of small capitalization stocks with the highest earnings growth, highest price-to-book and highest price-to-earnings ratios as shown in the chart below).


             [THE FOLLOWING IS A NARRATIVE DESCRIPTION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

A graph entitled "Small Cap Value Has Provided A Favorable Risk/Return Profile" indicates returns from 14.3% to 19.5% on the vertical axis and risk (standard deviation) from 14.9% to 24.3% on the horizontal axis. The following points are indicated on the graph:

                        For Small Cap Value Portfolio:
              Return of 19.5% at risk (standard deviation) of 15.9%

                 For Small Cap Mean Between Value and Growth:
              Return of 15.9% at risk (standard deviation) of 20.6%

                          Small Cap Growth Portfolio:
              Return of 15.6% at risk (standard deviation) of 24.3%

       For S&P 500:  Return of 14.3% at risk (standard deviation) of 14.9%

          Source:  Wilshire Associates style performance data 1978-1994

                   [END OF NARRATIVE DESCRIPTION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]


Past performance is no guarantee of future results. The S&P 500 and the Style Portfolio Data are unmanaged indices of securities. The risk factor is an annualized standard deviation of the annual returns. The Small Cap Value Index is a straightforward composite benchmark. It is the average of three separate indices: Low Price/Book Index ("Low P/B"), High Yield Index, and Low Price/Earnings Index ("Low P/E"). Each index is computed by sorting the companies of stocks ranked 501-2000 by market capitalization by the fundamental measure. The universe is then split into equally weighted deciles based on the sorted fundamental measure. The Low P/B and the Low P/E indices are simply the unweighted returns from the 8th and 9th decile. The High Yield Index is the unweighted return from the 2nd and 3rd decile. The process is a repetitive, rigid algorithm which is not subject to manager selectivity. The Small Cap Index is the Decile 6-8 index of the Center for Research in Security Prices of the University of Chicago ("CRSP"). The CRSP indices are composed of nearly all common stocks traded on the NYSE, AMEX, and NASDAQ within a given market-cap range. The size cutoffs are determined by ranking all NYSE stocks by market cap, forming deciles, and then adding all the issues that fit the size range from the other deciles. The CRSP Decile 6-8 represents the sixth through eighth deciles. The market capitalization ranges characterized by both indices are consistent with each other and represent the MSAM/Chicago definition of the small capitalization universe.

$10,000 invested 20 years ago in an unmanaged basket of small cap value stocks would have significantly outperformed the other investments shown in the chart below:

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

A graph entitled "Growth of a $10,000 investment on January 1, 1971 through September 30, 1995" indicates returns of $10,000 to $710,000 on the vertical axis and calendar quarters from the fourth quarter of 1970 to the third quarter of 1995 on the horizontal axis. Every sixth quarter is presented instead of lines covering each quarter.



In Thousands (except last column)


70Q4       72Q2   73Q4    75Q2   76Q4    78Q2   79Q4   81Q2  82Q4    84Q2    85Q4   87Q2    88Q4   90Q2   91Q4   93Q2 94Q4  9/30/95
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap  $10    $10     $10    $20     $30    $35    $55   $70     $110    $170   $240    $270   $270   $390   $525 $539  $657
Value
$10
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap  10     10      10     15      20     30     45    55      70      100    120     110    135    160    210  $237  $304
10
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap  10     10      10     15      15     15     15    30      35      50     65      65     85     110    130  $130  $169
10
-----------------------------------------------------------------------------------------------------------------------------------
10 Year    10     10      10     12      15     15     15    30      30      35     40      45     50     60     75   $ 74  $ 85
Govt Bond
10
-----------------------------------------------------------------------------------------------------------------------------------
T-Bill     10     10      10     12      15     15     20    30      35      35     40      45     50     55     58   $  60 $ 62
10
-----------------------------------------------------------------------------------------------------------------------------------

              [END OF TABULAR REPRESENTATION THAT REPLACES GRAPHIC
                      MATERIAL FOR EDGAR FILING PURPOSES.]

Past performance is no guarantee of future results. Small cap securities are generally more volatile than T-Bills, 10-year government bonds or the S&P 500. The returns shown assume the reinvestment of all distributions of income and capital gains and do not reflect the deduction of sales charges or management fees and expenses that would be applicable to a managed basket of equity securities. The deduction of such sales charges and management fees and expenses would reduce the returns shown. It is not possible to invest directly in an index of equity securities, including any of the MSCI indices. An investment strategy may be designed to replicate an index of equity securities and may be more or less successful in achieving such a replication.

     THE AMERICAN VALUE FUND'S PORTFOLIO. The portfolio universe consists of the next 2,000 companies that rank in size following the 500 largest U.S. corporations. The portfolio consists of approximately 100 companies, many of which have been in business for over one hundred years and meet the stringent criteria set forth by Morgan Stanley's portfolio management team. Companies in the portfolio must be bargain-priced, with quality products and a dominant market niche. They must demonstrate a sustainable growth rate, a healthy financial position and have a history of paying dividends.

     Careful analysis, using this criteria, helps Morgan Stanley portfolio managers distinguish an underpriced stock that is in a position to recover, from one that will continue to decline.

     THE MORGAN STANLEY DISTINCTION. The portfolio managers' goal is to capitalize on the market's tendency to overreact to bad news. Often a single negative event that has been exaggerated in the stock market can cause a stock's price to decline much more than is justified by the company's actual prospects.

This type of discrepancy between a company's market price and its intrinsic worth (based on its earnings, cash flow, and/or asset values) is viewed by the portfolio managers as an opportunity.

     The managers of the American Value Fund are long-term investors, not short-term traders. They recognize that the potentially higher rate of return available from small stocks cannot be achieved overnight. Value takes time to be realized.

     The Fund's portfolio managers seek companies paying high, sustainable dividends. Dividends are important because they provide a good indication that a company has not only quality, shareholder-oriented management, but also financial strength.

THE ASIAN GROWTH POTENTIAL

     Annual growth, as measured by Gross National Product, in the 1990s is projected to be 5.3% in Asia as compared with 2% in both North America and Europe, according to the World Bank Atlas. According to Morgan Stanley research, the economies in this region are less mature and are expected to have a higher rate of sustainable growth well into the next century.

     According to research conducted by J. Walter Thompson, by the year 2000, Asia will have two-thirds of the world's population; only four of the world's largest cities will be non-Asian; affluent Asian households will rise by 50% to 51 million; and per capita Gross Domestic Product ("GDP") will double. In addition, 240 million Asian households will have televisions (a 70% increase in the past 5 years, as compared with a 4.3% increase in Britain and a 6.7% increase in the U.S.). China currently has one-quarter of the world's population and is projected to have 200 million middle-class consumers by the year 2000. By 2012, China, alone, is projected to have the world's largest economy.

     Annualized returns of stock markets in this region are, in some cases, twice that of the U.S., according to Morgan Stanley Capital International (MSCI) Indices. On a relative basis, stock prices in this region are less than many countries in the world, according to MSCI.

     MORGAN STANLEY: THE ASIAN AUTHORITY. Morgan Stanley has a strong commitment to the Asian region. The portfolio team is based in Morgan Stanley's Singapore office, with managers who are native to the region and the markets they analyze, offering local insights that have contributed to a superior performance record. Morgan Stanley has over 1,250 employees located in the Far East and has offices in Singapore, Shanghai, Taipei and Seoul.

                              ESTIMATED GNP GROWTH
                                    1990-2000

                         Asia                  5.3%
                         North America         2.0%
                         South America         2.2%
                         Europe                2.0%
                         Middle East           1.6%
                         Africa                0.3%
                         Source:  World Bank Atlas

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bar graph that indicates price earnings ratios in percentage returns on the vertical axis and countries on the horizontal axis:

                        SUPERIOR HISTORIC MARKET RETURNS
                   1990-1994 ANNUALIZED RETURNS* (US DOLLARS)

               Hong Kong                                  27.18%
               Philippines                                21.44
               CFEFxJ                                     20.14
               Thailand                                   17.47
               Singapore                                  16.02
               Malaysia                                   13.86
               USA                                         9.16
               World                                       4.24
               EAFE                                        1.82
               Korea                                       0.26
               Indonesia                                  -2.15
               Taiwan                                     -2.98
               Japan                                      -3.43

Past performance of Asian markets is not a guarantee of their future performance and is not indicative of the Fund's future performance.
* Gross Dividends
Sources: MSCI Indices

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

Past Performance is no guarantee of future results. The MSCI indices represent an unmanaged basket of equity securities. The returns shown assume the reinvestment of all distributions of income and capital gains and do not reflect the deduction of sales charges or management fees and expenses that would be applicable to a managed basket of equity securities. The deduction of such sales charges and management fees and expenses would reduce the returns shown. It is not possible to invest directly in an index of equity securities, including any of the MSCI indices. An investment strategy may be designed to replicate an index of equity securities and may be more or less successful in achieving such a replication.

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bar graph that indicates price earnings ratios in percentages from 0-100% on the vertical axis and countries on the horizontal axis:

                   PRICE EARNINGS/RATIO* AS OF DECEMBER, 1994

               Japan                                      97.3%
               Taiwan (E)                                 36.0
               Philippines                                28.0
               Malaysia                                   24.2
               World                                      23.2
               Korea (E)                                  22.0
               Indonesia                                  20.9
               Thailand                                   20.1
               Singapore                                  19.5
               CFEFxJ(E)                                  19.4
               USA                                        16.9
               Hong Kong                                  13.3

*Trailing 12 Months
Source: MSCI
(E) Estimate, not from MSCI, 12/31/94

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

EMERGING MARKETS' GROWTH POTENTIAL

Annual growth, as measured by Gross National Product, in the 1990s is projected to be 6.5% in emerging markets as compared with 2.5% in industrial countries, according to the World Bank. According to Morgan Stanley research, the economies in this region are less mature and are expected to have a higher rate of sustainable growth well into the next century. If the high savings in the emerging markets countries as of 1991 are sustained, the savings will provide much of the needed capital for economic growth:


            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bar graph that indicates percentage of growth from 0-50% on the vertical axis and countries on the horizontal axis:

                        GROWTH - HIGH SAVINGS RATE (1991)

               Singapore                                 45%
               China                                      43
               Korea                                      37
               Indonesia                                  37
               Thailand                                   34
               Japan                                      34
               Hong Kong                                  33
               Malaysia                                   33
               Taiwan                                     30
               EEC(1)                                     22
               India(1)                                   20
               Mexico                                     20
               Chile                                      18
               Philippines                                16
               Brazil                                     16
               Argentina                                  16
               USA                                        15

Source: World Bank
Note: (1) 1989 data.

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

Morgan Stanley believes that population growth projected by the World Bank for the 1990s, particularly among the middle class, will create buying power and fuel demand for products, leading to economic growth and industrial sophistication:

                       Total Population Middle Classes
                              (Percent Per Annum)

Developed Countries         0.4%             1.1%
Developing Countries        1.9%             5.9%
SOURCE: WORLD BANK

A large percentage of the population is under the age of 15 in emerging countries. As these children mature, they will greatly increase consumption of goods and services.

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bar graph that indicates the percentages of population under the age of 15 ranging from 0-50% on the horizontal axis and countries on the vertical axis.

                             YOUNG POPULATION (1991)
                              Source: The Economist
                               Note:(1) 1990 data.

               USA                                       22%
               Argentina(1)                               30
               Brazil(1)                                  35
               Chile(1)                                   31
               Mexico(1)                                  37
               Venezuela(1)                               38
               Indonesia                                  37
               S. Korea                                   27
               Malaysia                                   37
               Philippines                                39
               Taiwan                                     27
               Thailand                                   35
               India                                      36
               Turkey(1)                                  35
               Jordan(1)                                  44
               Nigeria(1)                                 47

     A large percentage of the population is under the age of 15 in emerging countries. As these children mature, they will have a tremendous impact on consumption of goods and services.

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]


     Historically, the average annual total return of emerging markets has exceeded that of developed countries, and other indicators point to significant future growth in the emerging markets:

                          THE CASE FOR EMERGING MARKETS


---------------------------------------------------------------------------------------------------------------
                    RETURNS       GROWTH                               VALUE      UNDER-             DIVERSI-
                                                                                  REPRESEN-          FICATION
                                                                                  TATION
---------------------------------------------------------------------------------------------------------------
                                  Real
                                  GNP          Real                           Foreign Inv.
                    Annual       Growth        EPS                    Mkt         % of
                    Returns      (1994-       Growth        P/E       Cap/    Institutional         Average
                  (1940-1993)     2000)       (1994)       1994       GNP        Assets           Correlation
                                                             E
Emerging Markets   17%          6.5%          15%          24.0x      30%         0.6%                0.07
Developed Markets  13%          2.5%           5%          26.5x      70%        99.4%                0.51%


                         SOURCE: MORGAN STANLEY RESEARCH
 THE RETURNS DO NOT REFLECT ANY ASSET-BASED CHARGES FOR INVESTMENT MANAGEMENT OR
                                 OTHER EXPENSES.
              ASSUMES REINVESTMENT OF ALL DIVIDENDS/DISTRIBUTIONS.
      THE PAST PERFORMANCE OF EMERGING MARKETS, HOWEVER, IS NO GUARANTEE OF

                 THE EMERGING MARKETS FUND'S FUTURE PERFORMANCE.

MORGAN STANLEY: AN AUTHORITY IN LATIN AMERICA AND EMERGING MARKETS

     Over one-third of Morgan Stanley's 9,200 employees live and work outside the United States, enabling them to recognize opportunities as they arise and, more importantly, to act on them quickly.


     At September 30, 1996, MSAM, together with its affiliated asset management companies, had approximately $103.5 billion in assets under management and fiduciary advice, including over ______ million in Latin America markets and over _ billion in equities and fixed income in emerging markets, making it one of the largest investment managers in emerging markets.


     Morgan Stanley portfolio managers have access to proprietary research through Morgan Stanley Capital International (MSCI), the generally recognized standard for measuring the performance of international securities worldwide. MSCI monitors approximately 4,000 of some of the world's leading companies, which account for about 80% of the total market value of the world's stock markets.

GROWTH POTENTIAL IN LATIN AMERICA

     An economic transformation is occurring in Latin America today, which we believe is creating a positive environment for investors. Old (protected) economies are being transformed into new (open) free market economies, as evidenced by many changes, including:


OLD (PROTECTED)                         NEW (OPEN)
---------------                         ----------
High import tariffs                     Low tariffs
Regulated exchange rates                Free exchange rates
Regulated interest rates                Market interest rates
Investment restrictions                 Open foreign investment
High tax rates                          Competitive tax rates
Command economy                         Market economy
Employment priority                     Efficiency priority
Subsidies                               Competitive market prices
State-owned industry                    Privatization
Deficit spending                        Fiscal austerity
Capital flight                          Return capital
High inflation                          Lower inflation

     According to Morgan Stanley research, the economies in this region are less mature and are expected to have higher rates of sustainable growth well into the next century. We believe the greatest potential for gain is when situations are improving and not when they are mature.

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bell curve line graph that indicates development increasing upward in the vertical axis and time of maturity increasing to the right in the horizontal axis:

                           EMERGING MARKET LIFE CYCLE

------------------------------------------------------------------------------
COUNTRIES       BEHIND-THE-     EMERGING       ESTABLISHED      MATURE
                SCENES          MARKETS        GROWTH           ECONOMIES
------------------------------------------------------------------------------
Germany                                                         X
------------------------------------------------------------------------------
U.S.                                                            X
------------------------------------------------------------------------------
Japan                                          X
------------------------------------------------------------------------------
U.K.                                                            X
------------------------------------------------------------------------------
Spain                                          X
------------------------------------------------------------------------------
Hong Kong                                      X
------------------------------------------------------------------------------
Singapore                                      X
------------------------------------------------------------------------------
Portugal                                       X
------------------------------------------------------------------------------
Taiwan                          X
------------------------------------------------------------------------------
Greece                          X
------------------------------------------------------------------------------
Korea                           X
------------------------------------------------------------------------------
Malaysia                        X
------------------------------------------------------------------------------
Turkey                          X
------------------------------------------------------------------------------
Thailand                        X
------------------------------------------------------------------------------
Mexico                          X
------------------------------------------------------------------------------
Chile                           X
------------------------------------------------------------------------------
Argentina                       X
------------------------------------------------------------------------------
Venezuela                       X
------------------------------------------------------------------------------
Indonesia                       X
------------------------------------------------------------------------------
Philippines                     X
------------------------------------------------------------------------------
India                           X
------------------------------------------------------------------------------
Brazil                          X
------------------------------------------------------------------------------
Pakistan                        X
------------------------------------------------------------------------------
Sri Lanka                       X
------------------------------------------------------------------------------
Peru                            X
------------------------------------------------------------------------------
Egypt           X
------------------------------------------------------------------------------
Sub-Saharan
Africa          X
------------------------------------------------------------------------------
Eastern Europe  X
------------------------------------------------------------------------------
Cuba            X
------------------------------------------------------------------------------
Vietnam         X
------------------------------------------------------------------------------
Iran            X
------------------------------------------------------------------------------

Source: Morgan Stanley Research

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

     Historically, this region's economy has grown faster than the industrial countries, as measured by Gross Domestic Product, and the World Bank projects it to grow twice as fast as the industrial countries by the year 2000.

                               Real GDP Growth

                            1965-93    1993-2000
                                        Forecast

Latin America                4.3%         5.0%
Industrial Countries         3.1%         2.5%
SOURCE: WORLD BANK

PAST PERFORMANCE OF LATIN AMERICAN MARKETS, HOWEVER, IS NO GUARANTEE OF THE LATIN AMERICAN FUND'S FUTURE PERFORMANCE.

     Morgan Stanley believes that the population growth projected by the World Bank for the 1990s in these developing countries, particularly among the middle class, will create buying power and fuel demand for products, leading to economic growth and industrial sophistication:


                                  Growth of
                                    Total             Growth of
                                  Population       Middle Classes

                                      (Percent Per Annum)

Developed Countries                  0.4%               1.1%
Developing Countries                 1.9%               5.9%
SOURCE: WORLD BANK

     According to Morgan Stanley research, historically, annualized returns of stock markets in this region have been superior, and on a relative basis, stock prices in this region are significantly lower than developed markets as well as other emerging markets, as measured by price/earnings ratios.

                                      1988-93
                                      Annualized         1993
                                       Return           Return


S&P 500                                 14.5%            10.0%
T-Bills                                  5.7%             3.1%
Emerging Growth Stocks                  18.4%            21.0%
U.S. Government Bonds                   10.7%             8.2%
EAFE                                     2.0%            32.6%
Japanese Stocks                         -7.0%            25.5%
Emerging Market Equities                16.5%            67.5%
MSCI LATIN AMERICA                      42.4%            49.1%


SOURCE: MORGAN STANLEY RESEARCH

     The returns do not reflect any asset-based charges for investment management or other expenses. Assumes reinvestment of all dividends/distribution. Past Performance is no guarantee of the Latin American Fund's future performance.

                         Price/Earnings Ratio

Developed Markets*              28.4X
Emerging Markets*               13.9X
LATIN AMERICA**                 17.2X

SOURCE: EMERGING MARKETS P/E REPRESENTED BY THE IFC INDEX, DEVELOPED MARKETS BY MSCI WORLD
          *    PROSPECTIVE 1995
          **   TRAILING AS OF DECEMBER 31, 1994


                                 Market Cap/GNP
                              (As of March 3, 1994)

Developed Markets                      .7
Emerging Markets                       .3
LATIN AMERICA                          .3
SOURCE: EMERGING MARKETS P/E REPRESENTED BY THE IFC INDEX, DEVELOPED MARKETS BY MSCI WORLD


                               GENERAL INFORMATION

Description of Shares and Voting Rights


     The Company's Articles of Incorporation permit the Directors to issue 21.75 billion shares of common stock, par value $.001 per share, from an unlimited number of Funds. Currently the Company is authorized to offer shares of seventeen Funds, fourteen of which have Class A, Class B and Class C shares.


     The shares of each Fund of the Company are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Fund of the Company have no pre-emptive rights. The shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share owned (and a fractional vote for each fractional share owned), then standing in his name on the books of the Company.


DIVIDENDS AND DISTRIBUTIONS


     The Company's policy is to distribute substantially all of each Fund's net investment income, if any. Each Fund may choose to make sufficient distributions of net capital gains to avoid liability for federal excise tax. A Fund will not be subject to federal income tax on capital gains or ordinary income distributed to shareholders so long as it qualifies as a RIC (see discussion under "Dividends and Distributions" and "Taxes" in the Prospectus). However, the Company may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or distributions cannot be predicted.


     Any dividend or distribution paid shortly after an investor purchases shares of a Non-Money Market Fund will reduce the per share net asset value of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes to shareholders subject to taxes as set forth in the Prospectus.


     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions of a Fund are automatically reinvested in additional shares of that Fund at net asset value as of the business day following the record date. This reinvestment policy will remain in effect until the shareholder notifies the Transfer Agent in writing at least three days prior to a record date that the shareholder has elected either the Income Option (income dividends in cash and distributions in additional shares at net asset value) or the Cash Option (both income dividends and distributions in cash). No initial sales charge or CDSC is imposed on shares of any of the Funds, including the Non-Money Market Funds, that are purchased through the automatic reinvestment of dividends and distributions of a Fund.


     Each Fund generally will be treated as a separate corporation (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains of any Fund, whether or not distributed to investors, cannot be offset against net capital losses of any other Fund.


CUSTODY ARRANGEMENTS


     Chase serves as the Company's domestic custodian except with respect to the Money Market Funds. Chase is not affiliated with Morgan Stanley &
Co. Incorporated. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Company's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Company in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley & Co. Incorporated. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Company, and the reputation of the institution in the particular country or region. PNC Bank, N.A. serves as the Company's custodian for each of the Money Market Funds.

DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

     EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") DESCRIPTION OF BOND RATINGS: AAA - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of
other terms of the contract over any long period of time may be small.   CAA -
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     EXCERPTS FROM STANDARD & POOR'S RATINGS GROUP ("S&P") DESCRIPTION OF BOND RATINGS: AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1
- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 - high quality with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") - Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: S-1+ - very strong capacity to pay principal and interest; SP-1 - strong capacity to pay principal and interest.

     DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-1+ - this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 - this designation indicates the degree of safety regarding timely payment is very strong.

     WITH RESPECT TO RATINGS BY IBCA LTD., the designation A1 by IBCA, Ltd. indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

II.  DESCRIPTION OF UNITED STATES GOVERNMENT SECURITIES

     The term "United States Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     United States Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and United States Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the United States Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the United States Government.

     Some of the United States Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

     An instrumentality of the United States Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

III.  FOREIGN INVESTMENTS


     The Funds may invest in securities of foreign issuers. Investors should recognize that investing in such foreign securities involves certain special considerations which are not typically associated with investing in United States issuers. For a description of the effect on the Investment Funds of currency exchange rate fluctuations, see "Investment Objectives and Policies
- Forward Foreign Currency Exchange Contracts" above. As foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers, there may be less information available about certain foreign companies than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Foreign securities not listed on a recognized domestic or foreign exchange are regarded as not readily marketable and therefore such investments will be limited to 15% of a Fund's net asset value at the time of purchase.


     Although the Funds will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on United States exchanges.


     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Global Fixed Income Fund, Asian Growth Fund, European Equity Fund and Worldwide High Income Fund, it is not expected that a Fund or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on any such Fund because its investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.


IV.  EMERGING COUNTRY EQUITY AND DEBT SECURITIES


     The definition of emerging country equity or debt securities of each of the Global Equity Allocation, Global Fixed Income, Asian Growth, Emerging Markets, Latin American, European Equity and Worldwide High Income Funds includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country. The Adviser believes, however, that investment in such companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging country such that their value will tend to reflect developments in such emerging country to a greater extent than developments in another country or countries. The Fund may invest in companies organized and located in countries other than an emerging country, including companies having their entire production facilities outside of an emerging country, when securities of such companies meet one or more elements of the Investment Fund's definition of an emerging country debt security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging country.


     The value of debt securities held by the Fund generally will vary inversely to changes in prevailing interest rates. The Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.


     Investments in emerging country government debt securities involve special risks. Certain emerging countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.


     The Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, the Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.


     U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

     Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil and Poland have announced plans to issue Brady Bonds aggregating approximately $52 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

                              FINANCIAL STATEMENTS


     The Company's audited financial statements and notes thereto for the fiscal year ended June 30, 1996, and the report thereon of Price Waterhouse LLP, independent accountants, which appear in the June 30, 1996 Annual Report to Shareholders follow. The International Magnum Fund, Japanese Equity Fund, European Equity Fund, Growth and Income Fund, Money Market Fund, Tax-Free Money Market Fund and Government Obligations Money Market Fund were not operational as of the date of the Annual Report.

     The PCS Cash Fund, Inc.'s audited financial statements and notes thereon for the fiscal year ended June 30, 1996, and the report thereon of Coopers & Lybrand, L.L.P., which appear in the PCS Cash Fund, Inc.'s Annual Report to Shareholders also follow. These financial statements and notes thereon relate to the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio which were the predecessors of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
COMMON STOCKS (86.5%)
  AUSTRALIA (2.4%)
       17,000  Amcor Ltd. .......................................  $   116
       21,500  Australian National Industries Ltd. ..............       17
       27,200  Boral Ltd. .......................................       71
        6,700  Brambles Industries Ltd. .........................       93
       47,800  Broken Hill Proprietary Ltd. .....................      660
       14,900  Burns, Philip & Co., Ltd. ........................       28
       12,700  Coca-Cola Amatil Ltd. ............................      141
       34,300  Coles Myer Ltd. ..................................      125
        8,000  CRA Ltd. .........................................      123
       27,400  CSR Ltd. .........................................       97
       61,600  Fosters Brewing Corp. ............................      106
       21,751  General Property Trust............................       37
       12,300  Gio Australia Holdings Ltd. ......................       30
       32,400  Gold Mines of Kalgoorlie Ltd. ....................       35
       34,100  Goodman Fielder Ltd. .............................       34
     (a)5,488  Highlands Gold Ltd. (New).........................        3
        8,700  ICI Australia Ltd. ...............................       76
        7,212  Lend Lease Corp., Ltd. ...........................      111
       42,400  MIM Holdings Ltd. ................................       55
       35,100  National Australia Bank Ltd. .....................      324
        8,200  Newcrest Mining Ltd. .............................       33
       48,800  News Corp., Ltd. .................................      277
    (a)18,600  Normandy Mining Ltd. .............................       29
       19,256  North Broken Hill Peko Ltd. ......................       55
       27,900  Pacific Dunlop Ltd. ..............................       63
       26,400  Pioneer International Ltd. .......................       77
        6,041  Renison Goldfields Consolidated Ltd. .............       29
       16,800  Santos Ltd. ......................................       58
        3,600  Sons of Gwalia Ltd. ..............................       25
       20,100  Southcorp Holdings Ltd. ..........................       50
       11,000  Tabcorp Holdings Ltd. ............................       50
     (a)9,000  TNT Ltd. .........................................       10
       26,800  Western Mining Corp. .............................      192
       48,000  Westpac Banking Corp., Ltd. ......................      212
                                                                   -------
                                                                     3,442
                                                                   -------
  AUSTRIA (0.3%)
           50  Austria Mikro Systems International AG............        5
        (a)60  Austrian Airlines AG..............................        9
          790  Bank of Austria AG................................       64
       (a)147  Bank of Austria AG (New)..........................       12
          200  Bank of Austria AG-Partial Certificate............        7
          150  Bau Holdings AG...................................        9
          210  Boehler-Udderholm AG..............................       16
           60  BWT AG............................................        8
          660  Creditanstalt-Bankverein..........................       44
          270  EA-Generali AG....................................       80
          240  Flughafen Wein AG.................................       17
           80  Lenzing AG........................................        5
       (a)300  Mayr-Melnhof Karton AG............................       13
          780  Oesterreichische Elektrizitaets 'A'...............       60
          300  OMV AG............................................       30
          510  Radex-Heraklith Industriebet AG...................       16
        (a)80  Universale-Bau AG.................................        3
          440  VA Technologie AG.................................       54
          120  Wienerberger Baustoffindustrie AG.................       24
                                                                   -------
                                                                       476
                                                                   -------

                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
  BRAZIL (0.2%)
   (a)243,000  Cia Paulista De Forca e Luz.......................  $    22
      850,000  Cia Siderurgica Nacional..........................       22
      800,000  Eletrobras........................................      215
      184,000  Light.............................................       49
(a)(d)184,000  Light (New).......................................       13
    (a)17,828  Telesp ...........................................        3
                                                                   -------
                                                                       324
                                                                   -------
  FRANCE (4.3%)
          575  Accor S.A. .......................................       81
        2,650  Alcatel Alsthom...................................      232
        1,225  Air Liquide.......................................      217
        2,956  AXA S.A. .........................................      162
        2,650  Banque Nationale de Paris.........................       93
        2,027  Banque Paribas....................................      120
          500  BIC...............................................       71
          582  Bouygues..........................................       65
          425  Canal Plus........................................      104
          635  Carrefour S.A. ...................................      356
        1,600  Casino Guichard...................................       66
       (a)125  Chargeurs International S.A. .....................        6
          343  Cie Bancaire S.A. ................................       39
        1,670  Cie de Saint-Gobain...............................      224
        2,890  Cie de Suez S.A. .................................      106
        2,173  Cie Generale des Eaux.............................      243
        5,540  Compagnie UAP.....................................      113
        4,850  Elf Acquitaine....................................      357
          650  Eridania Beghin-Say S.A. .........................      102
        1,368  Groupe Danone RFD.................................      207
        1,090  Havas S.A. .......................................       89
        1,927  Lafarge Coppee S.A. ..............................      117
          510  Legrand S.A. .....................................       91
        1,220  L'Oreal...........................................      406
        1,655  LVMH Moet Hennessy Louis Vuitton..................      393
        1,323  Lyonnaise des Eaux S.A. ..........................      126
        2,310  Michelin (C.G.D.E.) 'B'...........................      113
       (a)125  Pathe S.A. .......................................       29
        1,100  Pernod-Ricard.....................................       71
          380  Pinault S.A. .....................................      133
          340  Promodes..........................................       98
        1,005  PSA Peugeot Citroen S.A. .........................      135
        5,862  Rhone-Poulenc S.A. 'A'............................      154
           85  Sagem.............................................       51
          220  Saint Louis.......................................       59
        1,755  Sanofi S.A. ......................................      132
     (a)2,550  Schneider S.A. ...................................      134
       (a)600  Simco S.A. .......................................       55
        (a)29  Simco S.A. (New)..................................        2
           90  Societe Eurafrance S.A. ..........................       35
        1,589  Societe Generale..................................      175
          150  Sodexho S.A. .....................................       67
        2,750  Thomson CSF S.A. .................................       77
        4,000  Total S.A. 'B'....................................      297
     (a)5,040  Usinor Sacilor....................................       73
                                                                   -------
                                                                     6,076
                                                                   -------
  GERMANY (5.8%)
       (a)100  Aachener & Muenchener Beteiligungs AG.............       72
       (a)900  Agiv AG...........................................       17
          500  Allianz AG........................................      870
          100  Asko Deutsche Kaufhaus AG.........................       74

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
  GERMANY (CONT.)
        1,400  BASF AG...........................................  $   399
       16,000  Bayer AG..........................................      564
        5,400  Bayer Hypotheken Bank AG..........................      131
        5,850  Bayer Vereinsbank AG..............................      164
       (a)100  Beiersdorf AG.....................................       99
          100  Bilfinger & Berger Bau AG.........................       42
          150  Brau und Brunnen AG...............................       16
       (a)400  Bremer Vulkan Verbund AG..........................        1
           50  CKAG Colonia Konz AG..............................       40
        2,400  Continental AG....................................       39
     (a)1,150  Daimler-Benz AG...................................      618
          250  Degussa AG........................................       85
       10,500  Deutsche Bank AG..................................      498
          800  Deutsche Lufthansa AG.............................      113
       11,000  Dresdner Bank AG..................................      276
          100  Heidelberger Zement AG............................       69
          200  Hochtief AG.......................................       89
          300  Karstadt AG.......................................      120
          200  Kaufhof Holding AG................................       76
     (a)1,350  Kloeckner-Humboldt-Deutz AG.......................        5
          250  Linde AG..........................................      162
        (a)50  Linotype-Hell AG..................................        2
          250  MAN AG............................................       63
          850  Mannesmann AG.....................................      293
        3,773  Merck KGAA........................................      143
          153  Muenchener Rueck (Registered).....................      313
          500  Preussag AG.......................................      126
        7,600  RWE AG............................................      296
        1,410  SAP AG............................................      208
        1,550  Schering AG.......................................      113
       13,150  Siemens AG........................................      706
        (a)50  Starbag AG........................................        4
          900  Thyssen AG........................................      165
       11,250  Veba AG...........................................      599
          550  Viag AG...........................................      219
       (a)128  Viag AG RFD.......................................       51
          600  Volkswagen AG.....................................      224
                                                                   -------
                                                                     8,164
                                                                   -------
  HONG KONG (4.6%)
    (a)28,000  Applied International Holdings Ltd. ..............        2
       29,135  Bank of East Asia Ltd.............................      107
      110,000  Cathay Pacific Airways Ltd. ......................      202
       82,000  Cheung Kong Holdings Ltd. ........................      591
       74,000  China Light and Power Co., Ltd. ..................      336
       61,289  China Estate Holdings Ltd. .......................       55
       29,000  Dickson Concepts International Ltd. ..............       37
       24,000  Giordano Holdings Ltd. ...........................       23
       47,000  Hang Lung Development Corp. ......................       88
       71,600  Hang Seng Bank Ltd. ..............................      721
        7,200  Hong Kong Aircraft Engineering Co., Ltd. .........       22
       72,480  Hong Kong & China Gas Co. ........................      116
       48,000  Hong Kong Shanghai Hotels.........................       82
      404,516  Hong Kong Telecommunications Ltd. ................      726
      156,869  Hopewell Holdings Ltd. ...........................       85
      131,000  Hutchison Whampoa Ltd. ...........................      824
       38,000  Hysan Development Co. ............................      116
       15,000  Johnson Electric Holdings Ltd. ...................       34
        2,400  Melco International Development Ltd. .............        1
       22,000  Miramar Hotel Investment Ltd. ....................       49
       57,135  New World Development Co., Ltd. ..................      265
                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
       53,000  Oriental Press Goup...............................  $    28
       14,300  Peregrine Investment Holdings.....................       21
       40,905  Shangri-La Asia Ltd. .............................       57
       62,000  Shun Tak Holdings Ltd. ...........................       38
       70,000  South China Morning Post..........................       48
       39,000  Stelux Holdings Ltd. .............................        9
       85,000  Sun Hung Kai Properties Ltd. .....................      859
       58,500  Swire Pacific Ltd. 'A'............................      501
       16,000  Television Broadcasting Ltd. .....................       60
       81,000  Wharf Holdings Ltd. ..............................      290
       13,000  Winsor Industrial.................................       11
        5,716  Wing Lung Bank....................................       33
                                                                   -------
                                                                     6,437
                                                                   -------
  INDONESIA (0.3%)
    (d)17,465  Bank Dagang Nasional (Foreign)....................       15
    (d)31,294  Barito Pacific Timber (Foreign)...................       21
    (d)26,949  Gadjah Tungal (Foreign)...........................       13
    (d)80,000  Gudang Garam (Foreign)............................      343
     (d)8,966  Jakarta International Hotel (Foreign).............        8
     (d)9,500  Jaya Real Property (Foreign)......................       31
       11,500  Lippo Bank (Foreign)..............................       20
                                                                   -------
                                                                       451
                                                                   -------
  ITALY (6.6%)
       44,475  Assicurazioni Generali S.p.A. ....................    1,027
       90,300  Banca Commerciale Italiana........................      182
       29,900  Banco Ambrosiano Veneto...........................       80
       13,000  Benetton Group S.p.A. ............................      168
        8,700  Cartiere Burgo S.p.A. ............................       48
      108,500  Credito Italiano S.p.A. ..........................      127
       41,000  Edison S.p.A. ....................................      248
      451,000  Ente Nazionale Idrocarburi S.p.A. ................    2,252
     (a)5,000  Falck Acciaierie & Ferriere Lombarde..............       19
      189,500  Fiat S.p.A. ......................................      636
       46,700  Fiat S.p.A. Di Risp NCS...........................       80
    (a)31,000  Fidis Finanziaria di Sviluppo S.p.A. .............       85
    (a)16,000  Impreglio S.p.A. .................................       17
       47,600  Istituto Bancario San Paolo di Torina S.p.A. .....      308
       34,700  Istituto Mobiliare Italiano S.p.A. ...............      290
      234,200  Istituto Nazionale delle Assicurazioni (INA)......      350
       15,800  Italcementi S.p.A. ...............................      127
        8,650  Italcementi S.p.A. NCS............................       27
       38,400  Italgas...........................................      144
       15,565  La Rinascente S.p.A. .............................      112
       26,500  Magneti Marelli S.p.A. ...........................       38
       29,050  Mediobanca S.p.A. ................................      185
   (a)254,200  Montedison S.p.A. ................................      148
    (a)58,900  Montedison S.p.A. Di Risp NCS.....................       35
   (a)210,750  Olivetti Group....................................      114
    (a)49,700  Parmalat Finanziaria S.p.A. ......................       67
      105,000  Pirelli S.p.A. ...................................      176
       17,051  R.A.S. ...........................................      176
     (a)1,800  Saffa S.p.A. 'A'..................................        4
        7,100  S.A.I. ...........................................       68
        8,300  Sasib S.p.A. .....................................       34
       16,500  Sirti S.p.A. .....................................      106
       36,000  Snia BPD S.p.A. ..................................       40
      371,700  Telecom Italia S.p.A. ............................      800
       97,500  Telecom Italia Di Risp S.p.A. ....................      168
      375,300  Telecom Italia Mobile S.p.A.......................      840
                                                                   -------
                                                                     9,326
                                                                   -------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
  JAPAN (23.5%)
        2,200  Advantest Corp. ..................................  $    88
       24,000  Ajinomoto Co., Inc. ..............................      288
    (a)12,000  Aoki Corp. .......................................       45
        1,000  Aoyama Trading Co., Ltd. .........................       26
       39,000  Asahi Bank Ltd. ..................................      453
       12,000  Asahi Breweries Ltd. .............................      140
       36,000  Asahi Chemical Industry Co., Ltd. ................      258
       34,000  Asahi Glass Co. ..................................      407
    (a)71,000  Bank of Tokyo-Mitsubishi..........................    1,650
       12,000  Bridgestone Corp. ................................      229
       18,000  Canon, Inc. ......................................      375
        7,000  Casio Computer Co., Ltd. .........................       67
       19,000  Chiba Bank........................................      168
        5,000  Chiyoda Corp. ....................................       59
       12,000  Chugai Pharmaceutical Ltd. .......................      117
       24,000  Dai Nippon Printing Co., Ltd. ....................      465
       16,000  Daiei Inc. .......................................      193
       12,000  Daikin Industries Ltd. ...........................      132
       12,000  Daiwa House Industry..............................      186
       24,000  Daiwa Securities Co., Ltd. .......................      309
        8,000  Ebara Corp. ......................................      128
        5,100  Fanuc Co. ........................................      203
       45,000  Fuji Bank.........................................      971
       12,000  Fuji Photo Film Ltd. .............................      380
       39,000  Fujitsu Ltd. .....................................      357
       19,000  Furukawa Electric.................................      114
    (a)24,000  Hankyu Corp. .....................................      141
       12,000  Hazama-Gumi.......................................       53
       60,000  Hitachi Ltd. .....................................      560
       19,000  Honda Motor Co. ..................................      494
       38,000  Industrial Bank of Japan..........................      945
        8,000  Ito-Yokado Co., Ltd. .............................      484
    (a)48,000  Japan Airlines....................................      389
       30,000  Japan Energy Corp. ...............................      112
       13,000  Joyo Bank.........................................       99
        9,000  Jusco Co. ........................................      295
       24,000  Kajima Corp. .....................................      248
       12,800  Kansai Electric Power Co. ........................      294
       22,000  KAO Corp. ........................................      298
       61,000  Kawasaki Steel Corp. .............................      220
       36,050  Kinki Nippon Railway..............................      260
       24,000  Kirin Brewery Co. Ltd. ...........................      294
       24,000  Komatsu Ltd. .....................................      237
       36,000  Kubota Corp. .....................................      238
       24,000  Kumagai Gumi Co., Ltd. ...........................       97
       12,000  Kyowa Hakko Kogyo.................................      115
       36,000  Marubeni Corp. ...................................      198
        7,000  Marui Co. ........................................      156
       36,000  Matsushita Electric Industries Ltd. ..............      672
       36,000  Mitsubishi Chemical Corp. ........................      167
       33,000  Mitsubishi Corp. .................................      435
       42,000  Mitsubishi Electric Corp. ........................      294
       26,000  Mitsubishi Estate Co., Ltd. ......................      359
       65,000  Mitsubishi Heavy Industries Ltd. .................      567
       24,000  Mitsubishi Materials Corp. .......................      131
       21,000  Mitsubishi Trust and Banking Corp. ...............      355
       36,000  Mitsui & Co. .....................................      327
    (a)24,000  Mitsui Engineering & Shipbuilding Co., Ltd. ......       73
       19,000  Mitsui Fudosan Co., Ltd. .........................      257
       13,000  Mitsukoshi........................................      139
        5,000  Murata Manufacturing..............................      190
       29,000  NEC Corp. ........................................      316
                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
       24,000  New OJI Paper Co., Ltd. ..........................  $   208
       12,000  NGK Insulators Ltd. ..............................      135
       12,000  Nippon Denko Co., Ltd. ...........................      261
       23,000  Nippon Express Co., Ltd. .........................      225
       12,000  Nippon Fire & Marine Insurance Co. ...............       78
       12,000  Nippon Light Metal Co. ...........................       68
       12,000  Nippon Meat Packers...............................      171
       36,000  Nippon Oil Co. ...................................      245
      132,000  Nippon Steel Corp. ...............................      454
       36,000  Nippon Yusen Kabushiki Kaisha.....................      209
       45,000  Nissan Motor Co., Ltd. ...........................      401
    (a)70,000  NKK Corp. ........................................      213
       36,000  Nomura Securities Co., Ltd. ......................      705
       23,690  Odakyu Electric Railway Co. ......................      160
       53,000  Osaka Gas Co. ....................................      194
       12,000  Penta-Ocean Construction..........................       81
        4,000  Pioneer Electronic Corp. .........................       95
        2,000  Rohm Co. .........................................      132
       59,000  Sakura Bank.......................................      658
       12,000  Sankyo Co., Ltd. .................................      312
       36,000  Sanyo Electric Co., Ltd. .........................      220
        3,000  Secom Co. ........................................      199
        1,800  Sega Enterprises..................................       84
       12,000  Sekisui House Ltd. ...............................      137
       24,000  Sharp Corp. ......................................      421
        3,000  Shimano Inc. .....................................       54
        5,250  Shin-Etsu Chemical Co. ...........................      101
       17,000  Shinizu Corp. ....................................      188
        5,000  Shiseido Co., Ltd. ...............................       64
       16,000  Shizuoka Bank.....................................      206
    (a)24,000  Showa Denko K.K. .................................       74
        6,000  Sony Corp. .......................................      396
       52,000  Sumitomo Bank.....................................    1,008
       48,000  Sumitomo Chemical Co. ............................      230
       24,000  Sumitomo Corp. ...................................      214
       16,000  Sumitomo Electric Industries......................      230
        5,000  Sumitomo Forestry.................................       75
       84,000  Sumitomo Metal Industries.........................      258
       11,000  Sumitomo Metal Mining Co. ........................       95
       12,000  Sumitomo Osaka Cement Co., Ltd. ..................       59
       24,000  Taisei Corp., Ltd. ...............................      171
       24,000  Takeda Chemical Industries........................      426
       24,000  Teijin Ltd. ......................................      131
       24,000  Tobu Railway Co. .................................      158
        8,600  Tohoku Electric Power.............................      193
       37,000  Tokai Bank........................................      481
       36,000  Tokio Marine & Fire Insurance Co. ................      481
        5,000  Tokyo Dome Corp. .................................      101
       22,200  Tokyo Electric Power Co. .........................      565
        3,000  Tokyo Electron Ltd. ..............................       88
       35,000  Tokyo Gas Co. ....................................      128
       24,000  Tokyu Corp. ......................................      183
       16,000  Toppan Printing Co., Ltd. ........................      234
       36,000  Toray Industries, Inc. ...........................      249
       12,000  Toto Ltd. ........................................      181
       24,000  Toyobo Ltd. ......................................       90
       55,000  Toyota Motor Corp. ...............................    1,378
       24,000  Ube Industries Ltd. ..............................       92
       24,000  Yamaichi Securities...............................      165
       24,000  Yasuda Trust & Banking............................      152
                                                                   -------
                                                                    33,282
                                                                   -------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
  MALAYSIA (0.1%)
        2,000  Commerce Asset Holdings Bhd. .....................  $    12
        1,000  Hong Leong Industries Bhd. .......................        5
        4,000  Land & General Bhd. ..............................       10
        4,000  Leader Universal Holdings Bhd. ...................       11
        2,000  Malaysian Mining Corp. Bhd. ......................        2
        1,000  Malaysian Oxygen Bhd. ............................        5
        9,000  Metroplex Bhd. ...................................       10
        5,000  United Engineers Bhd. ............................       35
                                                                   -------
                                                                        90
                                                                   -------
  NETHERLANDS (1.5%)
        2,822  ABN-Amro Holdings N.V. ...........................      152
          700  Akzo Nobel N.V. ..................................       84
        5,800  Elsevier N.V. ....................................       88
          350  Heineken N.V. ....................................       78
        6,905  ING Groep N.V. ...................................      206
          785  KLM Royal Dutch Airlines N.V. ....................       25
        1,239  Koninklijke Ahold N.V. ...........................       67
          278  Koninklijke Hoogovens.............................       10
          900  Koninklijke KNP BT................................       22
        9,067  Koninklijke PTT Nederland N.V. ...................      344
          200  Nedlloyd Groep N.V. ..............................        5
        2,900  Phillips Electronics N.V. ........................       94
        4,700  Royal Dutch Petroleum N.V. .......................      727
          289  Stork N.V. .......................................        8
        1,400  Unilever N.V. ....................................      203
          640  Wolters Kluwer N.V. ..............................       73
                                                                   -------
                                                                     2,186
                                                                   -------
  SINGAPORE (2.1%)
       11,000  Amcol Holdings Ltd. ..............................       24
    (a)29,000  City Developments Ltd. ...........................      226
        7,000  Cycle & Carriage Ltd. ............................       75
       34,000  DBS Land Ltd. ....................................      117
       20,000  Development Bank of Singapore.....................      249
        9,000  First Capital Corp. ..............................       22
       11,200  Fraser & Neave Ltd. ..............................      116
       12,000  Hai Sun Hup Group Ltd. ...........................        9
       12,000  Hotel Properties Ltd. ............................       21
        5,000  Inchcape Bhd. ....................................       16
        5,000  Jurong Shipyard Ltd. .............................       25
       19,000  Keppel Corp. .....................................      159
       15,000  Natsteel Ltd. ....................................       30
       21,000  Neptune Orient Lines Ltd. ........................       22
       28,000  Oversea-Chinese Banking Corp. ....................      327
        5,000  Overseas Union Enterprise Ltd. ...................       27
       11,000  Parkway Holdings Ltd. ............................       33
        2,000  Robinson & Co., Ltd. .............................        8
        5,000  Shangri-La Hotel Ltd. ............................       18
       27,000  Singapore Airlines Ltd. (Foreign).................      285
       10,600  Singapore Press Holdings (Foreign)................      208
       21,000  Singapore Technologies Industrial Corp. ..........       56
      222,000  Singapore Telecommunications Ltd. ................      592
       10,000  Straits Trading Co., Ltd. ........................       26
       51,000  United Industrial Corp. Ltd. .....................       52
       21,000  United Overseas Bank Ltd. ........................      201
                                                                   -------
                                                                     2,944
                                                                   -------
  SPAIN (3.4%)
          540  Acerinox S.A. ....................................       56
        2,000  Aguas De Barcelona S.A. ..........................       74
        5,800  Argentaria S.A. ..................................      253
        9,353  Autopistas Concesionaria Espanola S.A. ...........      109
                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
       10,300  Banco Bilbao Vizcaya (Registered).................  $   418
        7,500  Banco Central Hispanoamericano S.A. ..............      153
        7,300  Banco Santander S.A. .............................      341
          700  Corporacion Financiera Alba S.A. .................       58
           99  Corporacion Mapfre S.A. ..........................        4
        1,250  Corporacion Mapfre ADR S.A. ......................       64
        2,650  Dragados & Construcciones S.A. ...................       35
        2,200  Ebro Agricolas, Compania de Alimentacion S.A. ....       25
          950  Empresa Nacional de Cellulosas S.A. ..............       14
       11,700  Empresa Nacional de Electricidad S.A. ............      731
          317  Energia y Indsutrias Aragonesas...................        2
    (a)11,300  Ercros S.A. ......................................        7
          700  Fomento de Construcciones y Contratas S.A. .......       58
        1,700  Gas Natural SDG 'E'...............................      358
          200  Gines Navarro Construction Co. ...................        2
       42,700  Iberdrola S.A. ...................................      439
        1,025  Inmobiliaria Metropolitana Vasco Central S.A. ....       35
          400  Portland Vaderrivas S.A. .........................       26
       13,800  Repsol S.A. ......................................      481
        1,700  Tabacalera S.A. 'A'...............................       86
       43,000  Telefonica de Espana..............................      793
       13,400  Union Electrica Fenosa S.A. ......................       86
        2,400  Uralita S.A. .....................................       23
        1,950  Vallehermoso S.A. ................................       39
        1,050  Viscofan Industria Navarra De Envolturas
                 Celulosicas S.A. ...............................       17
          380  Zardoya-Otis S.A. ................................       36
                                                                   -------
                                                                     4,823
                                                                   -------
  SWITZERLAND (1.5%)
           60  ABB AG (Bearer)...................................       74
           25  Adia S.A. (Bearer)................................        6
           25  Alusuisse-Lonza Holding AG (Bearer)...............       21
           50  Alusuisse-Lonza Holding AG (Registered)...........       41
           30  Ciba-Geigy AG (Bearer)............................       36
          160  Ciba-Geigy AG (Registered)........................      195
          800  CS Holding AG (Registered)........................       76
           10  Georg Fischer AG (Bearer).........................       12
           45  Holderbank Financiere Glaris AG, 'B' (Bearer).....       36
           30  Merkur Holding AG (Registered)....................        6
          250  Nestle S.A. (Registered)..........................      286
           10  Roche Holding AG (Bearer).........................      124
           45  Roche Holding AG-Genusshein.......................      344
          225  Sandoz AG (Registered)............................      258
        (a)25  SMH AG (Bearer)...................................       17
       (a)100  SMH AG (Registered)...............................       16
           10  Societe Generale de Surveillance Holding S.A.
                 (Bearer)........................................       24
           25  Sulzer AG (Registered)............................       16
          563  Swiss Bank Corp. (Registered).....................      111
          100  Swiss Reinsurance Co. (Registered)................      103
        (a)25  SwissAir AG (Registered)..........................       24
          140  Union Bank of Switzerland (Bearer)................      137
          150  Union Bank of Switzerland (Registered)............       32
          250  Zuerich Versicherungs-Gesellschaft (Registered)...       68
                                                                   -------
                                                                     2,063
                                                                   -------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
  UNITED KINGDOM (4.6%)
       12,500  Abbey National plc................................  $   105
       11,200  Argyll Group plc..................................       60
        8,300  Arjo Wiggins Appleton plc.........................       23
        3,800  Associated British Foods plc......................       23
       12,926  Barclays plc......................................      155
        8,100  Bass plc..........................................      102
       26,300  BAT Industries plc................................      205
        5,100  BICC plc..........................................       25
        9,684  Blue Circle Industries plc........................       54
        4,600  BOC Group plc.....................................       66
        9,500  Boots Co. plc.....................................       85
        6,400  BPB Industries plc................................       32
        3,814  British Aerospace plc.............................       58
        8,958  British Airways plc...............................       77
       35,600  British Gas plc...................................      100
       43,286  British Petroleum Co. plc.........................      380
       11,800  British Sky Broadcasting Group plc................       81
       16,500  British Steel plc.................................       42
       41,400  British Telecommunications plc....................      223
       32,506  BTR plc...........................................      128
        2,219  Burmah Castrol plc................................       35
       19,196  Cable & Wireless plc..............................      127
        9,100  Cadbury Schweppes plc.............................       72
        5,900  Caradon plc.......................................       20
        6,671  Coats Viyella plc.................................       18
        3,865  Commercial Union plc..............................       35
        3,800  Courtaulds plc....................................       25
        2,100  De La Rue plc.....................................       19
        3,800  General Accident plc..............................       39
       29,000  General Electric plc..............................      156
        4,129  GKN plc...........................................       63
       26,600  Glaxo Wellcome plc................................      358
        5,200  Granada Group plc.................................       70
       20,800  Grand Metropolitan plc............................      138
        9,200  Great Universal Stores plc........................       93
       12,600  Guardian Royal Exchange plc.......................       48
       15,700  Guinness plc......................................      114
       46,447  Hanson plc........................................      130
        9,200  Harrisons & Crosfield plc.........................       19
       14,382  HSBC Holdings plc.................................      220
        6,500  Imperial Chemical Industries plc..................       79
       12,808  Ladbroke Group plc................................       36
        5,700  Land Securities plc...............................       55
        5,900  Lasmo plc.........................................       16
       39,700  Lloyds TSB Group plc..............................      194
        6,700  Lonrho plc........................................       19
       26,300  Marks & Spencer plc...............................      192
        4,300  MEPC plc..........................................       27
       10,800  National Power plc................................       87
        7,300  Peninsular & Oriental Steam Navigation Co. .......       55
       10,800  Pilkington plc....................................       30
       19,308  Prudential Corp. plc..............................      122
        7,000  Rank Organisation plc.............................       54
        6,062  Redland plc.......................................       38
        5,100  Reed International plc............................       85
       14,200  Reuters Holdings plc..............................      172
        4,300  Rexam plc.........................................       23
        2,400  RMC Group plc.....................................       38
        3,838  Royal Bank of Scotland plc........................       29
        6,400  Royal Insurance Holdings plc......................       40
       11,100  RTZ Corp. plc (Registered)........................      164
                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
       11,047  Sainsbury (J) plc.................................  $    65
        1,900  Schroders plc.....................................       40
        6,800  Scottish Power plc................................       32
       14,100  Sears plc.........................................       22
        2,200  Sedwick Group plc.................................        5
        3,200  Slough Estates plc................................       11
       20,569  Smithkline Beecham plc............................      220
        2,700  Southern Electric plc.............................       30
       10,162  Tarmac plc........................................       18
        5,400  Taylor Woodrow plc................................       13
       14,631  Tesco plc.........................................       67
        5,100  Thames Water plc..................................       45
        4,600  Thorne EMI plc....................................      128
        3,831  TI Group plc......................................       32
        5,800  Unilever plc......................................      115
        4,900  United Utilities plc..............................       41
       27,200  Vodafone Group plc................................      101
        6,600  Zeneca Group plc..................................      146
                                                                   -------
                                                                     6,509
                                                                   -------
  UNITED STATES (25.3%)
        9,400  Abbott Laboratories...............................      409
     (a)6,600  Airtouch Communications, Inc. ....................      186
        3,000  Aluminum Co. of America...........................      172
        6,100  American Express Co. .............................      272
        8,400  American Home Products Corp. .....................      505
        4,600  American International Group, Inc. ...............      454
       14,900  American Telephone & Telegraph Co. ...............      924
        6,400  Amoco Corp. ......................................      463
     (a)3,000  AMR Corp. ........................................      273
        2,200  Atlantic Richfield Co. ...........................      261
        3,000  Automatic Data Processing, Inc. ..................      116
        6,010  Banc One Corp. ...................................      204
        6,000  BankAmerica Corp. ................................      454
        1,000  Bankers Trust New York Corp. .....................       74
        5,500  Bell Atlantic Corp. ..............................      351
        6,400  BellSouth Corp. ..................................      271
        6,000  Boeing Co. .......................................      523
        5,900  Bristol-Myers Squibb Co. .........................      531
        5,100  Campbell Soup Co. ................................      360
        3,000  Caterpillar, Inc. ................................      203
        4,000  Chevron Corp. ....................................      236
        4,900  Chrysler Corp. ...................................      304
        6,000  Chubb Corp. ......................................      299
     (a)4,000  Cisco Systems, Inc. ..............................      226
        4,900  Citicorp..........................................      405
       25,400  Coca-Cola Co. ....................................    1,241
        5,400  Columbia HCA/Healthcare Corp. ....................      288
        3,000  Computer Associates International, Inc. ..........      214
        6,000  Consolidated Edison Co. of New York, Inc. ........      176
        3,000  Cooper Industries, Inc. ..........................      124
        3,000  Corning, Inc. ....................................      115
        2,100  CSX Corp. ........................................      101
        1,500  Deere & Co. ......................................       60
        4,400  Dow Chemical Co. .................................      334
        8,800  Du Pont (EI) de Nemours Co. ......................      696
        6,000  Duke Power Co. ...................................      307
        3,000  Dun & Bradstreet Corp. ...........................      188
        6,000  Eastman Kodak Co. ................................      466
        3,000  Edison International..............................       53
        3,000  Electronic Data Systems Corp. ....................      161
        3,648  Eli Lilly & Co. ..................................      237

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
  UNITED STATES  (CONT.)
        4,000  Enron Corp. ......................................  $   164
          900  Entergy Corp. ....................................       26
       14,700  Exxon Corp. ......................................    1,277
       10,800  Federal National Mortgage Association.............      362
        2,800  Fleet Financial Group, Inc. ......................      122
        6,000  FPL Group, Inc. ..................................      276
        2,300  Gannett Co., Inc. ................................      163
       17,400  General Electric Co. .............................    1,505
        9,600  General Motors Corp. .............................      503
        1,800  General RE Corp. .................................      274
        3,000  Goodyear Tire & Rubber Co. .......................      145
        1,200  H&R Block, Inc. ..................................       39
     (a)1,500  Harrah's Entertainment, Inc. .....................       42
        6,000  Hewlett-Packard Co. ..............................      598
        5,550  H.J. Heinz Co. ...................................      169
        5,900  Home Depot, Inc. .................................      319
        8,800  Intel Corp. ......................................      646
        6,800  International Business Machines Corp. ............      673
        2,000  International Game Technology.....................       34
        3,000  International Paper Co. ..........................      111
        3,500  J.C. Penney Co., Inc. ............................      184
       13,400  Johnson & Johnson.................................      663
        8,900  Kmart Corp. ......................................      110
        3,000  May Department Stores Co. ........................      131
        7,400  McDonald's Corp. .................................      346
        3,000  Melville Corp. ...................................      121
       11,800  Merck & Co., Inc. ................................      763
     (a)5,900  Microsoft Corp. ..................................      709
        6,000  Minnesota Mining & Manufacturing Co. .............      414
        5,100  Mobil Corp. ......................................      572
        9,000  Monsanto..........................................      292
        3,000  Morgan (J.P.) & Co., Inc. ........................      254
        7,200  Motorola, Inc. ...................................      453
        6,000  NationsBank Corp. ................................      496
        2,400  Norfolk Southern Corp. ...........................      203
        6,400  Norwest Corp. ....................................      223
     (a)4,600  Novell, Inc. .....................................       64
        1,300  Nucor Corp. ......................................       66
     (a)4,500  Oracle System Corp. ..............................      177
        8,700  Pacific Gas & Electric Co. .......................      202
       (a)480  Payless ShoeSource, Inc. .........................       15
       20,000  PepsiCo, Inc. ....................................      707
        3,100  Pfizer, Inc. .....................................      221
        7,800  Philip Morris Cos., Inc. .........................      811
        1,900  PPG Industries, Inc. .............................       93
        8,800  Procter & Gamble Co. .............................      797
        8,900  Public Service Enterprise Group, Inc. ............      244
        6,000  Rockwell International Corp. .....................      344
        1,900  Salomon, Inc. ....................................       84
        6,700  SBC Communications, Inc. .........................      330
        5,800  Schering-Plough Corp. ............................      364
        6,000  Sears, Roebuck & Co. .............................      292
        8,900  Southern Co. .....................................      219
        5,900  Sprint Corp. .....................................      248
        6,000  Suntrust Banks, Inc. .............................      222
     (a)9,200  Tele-Communications, Inc., 'A'....................      166
        2,700  Texas Instruments, Inc. ..........................      135
        6,000  Texas Utilities Co. ..............................      256
        5,974  The Limited, Inc. ................................      128
        6,000  Time Warner, Inc. ................................      236
                                                                     VALUE
       SHARES                                                        (000)
--------------------------------------------------------------------------
     (a)6,000  Toys 'R' Us, Inc. ................................  $   171
        6,900  Travelers, Inc. ..................................      315
        1,500  U.S. Healthcare, Inc. ............................       82
        2,900  Union Pacific Corp. ..............................      203
     (a)3,400  Viacom, Inc. 'B'..................................      132
       17,900  Wal-Mart Stores, Inc. ............................      454
        6,409  Walt Disney Co. ..................................      403
        3,400  Warner-Lambert Co. ...............................      187
          900  Wells Fargo & Co. ................................      215
        8,900  Westinghouse Electric Corp. ......................      167
        6,000  Weyerhaeuser Co. .................................      255
        5,400  WMX Technologies, Inc. ...........................      177
                                                                   -------
                                                                    35,801
                                                                   -------
TOTAL COMMON STOCKS (COST $108,650)..............................
                                                                   122,394
                                                                   -------
PREFERRED STOCKS (0.9%)
  AUSTRALIA (0.1%)
       24,000  News Corp., Ltd. .................................      117
                                                                   -------
  BRAZIL (0.5%)
       10,000  Aracruz Cellelose 'B'.............................       19
    7,773,000  Banco Bradesco....................................       64
   (a)598,000  Banco do Brasil...................................        5
   (a)331,000  Banespa...........................................        1
       80,000  Brahma............................................       48
      405,000  Cevel Alimentos S.A. .............................        4
      363,000  Cia Brazil Petro Ipiranga.........................        5
    1,293,000  Cia Energetica de Minas Gerais....................       34
    (a)27,000  Cia Energetica de Sao Paulo.......................        1
      520,000  Cia Sider Tubarao 'B'.............................        8
      150,000  Eletrobras 'B'....................................       43
       10,000  Industrias Klabin Papel e Cellulose...............       13
       37,000  Investimentos Itausa S.A. ........................       28
       85,000  Itaubanco.........................................       35
      799,000  Petrobras.........................................       98
        8,000  Sadia-Concordia S.A. .............................        6
    3,311,000  Telebras..........................................      231
      416,000  Telesp............................................       89
   19,733,000  Usiminas..........................................       21
        2,448  Vale do Rio Doce..................................       47
                                                                   -------
                                                                       800
                                                                   -------
  GERMANY (0.2%)
        4,650  RWE AG............................................      143
          926  SAP AG............................................      138
                                                                   -------
                                                                       281
                                                                   -------
  ITALY (0.1%)
       60,500  Fiat S.p.A. ......................................      106
                                                                   -------
TOTAL PREFERRED STOCKS (COST $1,166).............................
                                                                     1,304
                                                                   -------
INVESTMENT COMPANIES (6.1%)
  UNITED STATES
    (g)95,900  Latin American Discovery Fund, Inc. ..............    1,211
    (g)70,000  Morgan Stanley Africa Investment Fund, Inc. ......      884
   (g)224,333  Morgan Stanley Asia-Pacific Fund, Inc. ...........    2,692
       20,109  The Korea Fund, Inc. .............................      425
    (g)96,105  The Thai Fund, Inc. ..............................    2,270
(a)(g)100,000  The Morgan Stanley India Investment Fund, Inc. ...    1,125
                                                                   -------
TOTAL INVESTMENT COMPANIES (COST $8,799).........................
                                                                     8,607
                                                                   -------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

       NO. OF                                                        VALUE
       RIGHTS                                                        (000)
----------------------------------------------------------------
RIGHTS (0.0%)
  GERMANY (0.0%)
  (a)(d)1,150  Daimler Benz, expiring 7/5/96.....................  $    --
                                                                   -------
  INDONESIA (0.0%)
 (a)(d)24,000  Jakarta International Hotel, expiring 7/22/96.....        5
 (a)(d)46,000  Polysindo (Foreign), expiring 7/10/96.............       12
  (a)(d)5,750  Lippo Bank, expiring 7/18/96......................        4
                                                                   -------
                                                                        21
                                                                   -------
  MALAYSIA (0.0%)
  (a)(d)3,000  Malaysian Mining Corp. Bhd., expiring 7/8/96......        1
                                                                   -------
  SINGAPORE (0.0%)
  (a)(d)1,600  Oversea-Chinese Banking Corp., expiring 7/12/96...       13
                                                                   -------
  SPAIN (0.0%)
    (a)(d)380  Zardoya Otis S.A., expiring 7/28/96...............       --
                                                                   -------
TOTAL RIGHTS (COST $16)..........................................
                                                                        35
                                                                   -------
       NO. OF
     WARRANTS
WARRANTS (0.0%)
  FRANCE (0.0%)
      (a)(d)5  Sodexho S.A., expiring 6/7/04.....................       --
  HONG KONG (0.0%)
  (a)(d)2,000  Applied International Holdings Ltd., expiring
                 12/30/99........................................       --
  (a)(d)8,540  Hong Kong & China Gas Co., Ltd., expiring
                 9/30/97.........................................       --
  (a)(d)1,400  Hysan Development Co., expiring 4/30/98...........       --
  (a)(d)1,230  Peregrine Investment Holdings Ltd., expiring
                 5/15/98.........................................       --
                                                                   -------
                                                                        --
                                                                   -------
  INDONESIA (0.0%)
  (a)(d)4,800  Indah Kiat Pulp & Paper (Foreign), expiring
                 4/13/01.........................................       --
                                                                   -------
  ITALY (0.0%)
    (a)(d)578  La Rinascente S.p.A., expiring 12/31/99...........       --
       (a)880  R.A.S. S.p.A., expiring 12/31/97..................        3
       (a)420  R.A.S. S.p.A. (Savings Shares), expiring
                 12/31/97........................................        1
                                                                   -------
                                                                         4
                                                                   -------
  MALAYSIA (0.0%)
  (a)(d)1,500  Metroplex Bhd., expiring 7/8/96...................       --
                                                                   -------
  SINGAPORE (0.0%)
  (a)(d)6,750  Straits Steamship, expiring 12/12/00..............        9
                                                                   -------
  SWITZERLAND (0.0%)
     (a)(d)55  Roche Holdings, expiring 5/5/98...................       --
     (a)(d)65  Swiss Bank Corp., expiring 6/30/00................       --
                                                                   -------
                                                                        --
                                                                   -------
  UNITED KINGDOM (0.0%)
    (a)(d)119  British Aerospace plc, expiring 11/15/00..........        1
                                                                   -------
TOTAL WARRANTS (COST $4).........................................
                                                                        14
                                                                   -------

       NO. OF                                                        VALUE
        UNITS                                                        (000)
----------------------------------------------------------------
UNITS (0.1%)
  AUSTRALIA (0.1%)
       25,986  Westfield Trust (COST $46)........................  $    47
                                                                   -------
         FACE
       AMOUNT
        (000)
-------------
CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
  FRF       5  Sodexho S.A. 6.00%, 6/7/04........................        4
          287  Sanofi S.A. 4.00%, 1/1/00.........................       25
                                                                   -------
                                                                        29
                                                                   -------
  ITALY (0.0%)
 ITL    2,125  Mediobanca S.p.A. 6.00%, 12/31/02.................        1
                                                                   -------
TOTAL COVERTIBLE DEBENTURES (COST $25)...........................
                                                                        30
                                                                   -------
TOTAL FOREIGN & U.S. SECURITIES (93.6%) (COST $118,706)..........
                                                                   132,431
                                                                   -------
SHORT-TERM INVESTMENT (3.4%)
  REPURCHASE AGREEMENT (3.4%)
    UNITED STATES
$       4,813  Chase Securities, Inc., 5.15%, dated 6/28/96, due
                 7/1/96, to be repurchased at $4,815,
                 collateralized by $4,730 U.S. Treasury Notes,
                 7.125%, due 9/30/99, valued at $4,836 (COST
                 $4,813).........................................    4,813
                                                                   -------
TOTAL INVESTMENT IN SECURITIES (97.0%) (COST $123,519)...........
                                                                   137,244
                                                                   -------
FOREIGN CURRENCY (0.3%)
  ATS     127  Austrian Schilling................................       12
  BEF     450  Belgian Franc.....................................       14
  BRC      12  Brazilian Real....................................       12
  GBP      16  British Pound.....................................       24
  CAD      47  Canadian Dollar...................................       35
  DEM       9  Deutsche Mark.....................................        6
  FRF     133  French Franc......................................       26
  HKD   1,044  Hong Kong Dollar..................................      135
  IDR   2,983  Indonesian Rupiah.................................        1
  ITL   4,467  Italian Lira......................................        3
  JPY   4,208  Japanese Yen......................................       38
  MYR       7  Malaysian Ringgit.................................        3
  NLG      63  Netherlands Guilder...............................       37
  SGD       4  Singapore Dollar..................................        3
  ESP   3,611  Spanish Peseta....................................       28
  CHF      28  Swiss Franc.......................................       22
                                                                   -------
TOTAL FOREIGN CURRENCY (COST $399)...............................      399
                                                                   -------
TOTAL INVESTMENTS (97.3%) (COST $123,918)........................  137,643
OTHER ASSETS IN EXCESS OF LIABILITIES (2.7%).....................    3,874
                                                                   -------
NET ASSETS (100%)................................................  $141,517
                                                                   -------
                                                                   -------

---------------
(a)   -- Non-income producing.
(d)   -- Security valued at fair value -- see note A-1
      to financial statements.
(g)   -- The Fund is advised by an affiliate.
NCS   -- Non Convertible Shares.
RFD   -- Ranked for Dividend.
FRF   -- French Franc
ITL   -- Italian Lira

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                         GLOBAL EQUITY ALLOCATION FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at June 30, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

   CURRENCY                             IN EXCHANGE              NET UNREALIZED
  TO DELIVER      VALUE    SETTLEMENT       FOR         VALUE      GAIN (LOSS)
    (000)         (000)       DATE         (000)        (000)         (000)
--------------  ---------  -----------  ------------  ---------  ---------------
MYR      2,353  $     943      7/2/96   $       943   $     943     $      --
MYR         55         22      7/3/96   $        22          22            --
$            2          2      7/3/96   MYR       6           2            --
$           10         10     7/10/96   IDR  23,000          10            --
DEM     11,929      7,856     7/15/96   $     7,821       7,821           (35)
JPY    884,769      8,113     7/15/96   $     8,383       8,383           270
$            5          5     7/19/96   IDR  12,075           5            --
ATS     10,197        955     7/31/96   $       951         951            (4)
JPY  1,243,446     11,429     7/31/96   $    11,700      11,700           271
NLG      5,139      3,022     7/31/96   $     3,331       3,331           309
CHF      2,476      1,987     7/31/96   $     2,017       2,017            30
$        1,030      1,030     7/31/96   NLG   1,685         991           (39)
$           70         70     7/31/96   CHF      87          70            --
FRF     28,883      5,633     8/14/96   $     5,619       5,619           (14)
JPY  1,428,001     13,153     8/14/96   $    14,149      14,149           996
$        3,325      3,325     8/30/96   JPY 292,833       2,703          (622)
                ---------                             ---------       -------
                $  57,555                             $  58,717     $   1,162
                ---------                             ---------        ------
                ---------                             ---------        ------

---------------

ATS    --   Austrian Shilling
DEM    --   Deutsche Mark
FRF    --   French Franc
IDR    --   Indonesian Rupiah
JPY    --   Japanese Yen
MYR    --   Malaysian Ringgit
NLG    --   Netherlands Guilder
CHF    --   Swiss Franc

--------------------------------------------------------------------------------

     SUMMARY OF FOREIGN & U.S. EQUITY SECURITIES BY INDUSTRY CLASSIFICATION
                                  (UNAUDITED)

                                                                                     VALUE     PERCENT OF
INDUSTRY                                                                             (000)     NET ASSETS
---------------------------------------------------------------------------------  ---------  -------------
Consumer Goods...................................................................  $  25,971         18.4%
Finance..........................................................................     19,712         13.9
Capital Equipment................................................................     16,858         11.9
Energy...........................................................................     15,404         10.9
Services.........................................................................     14,990         10.6
Materials........................................................................     10,313          7.3
Investment Companies.............................................................      8,607          6.1
Telecommunications...............................................................      6,748          4.8
Insurance........................................................................      5,730          4.0
Multi-Industry...................................................................      4,245          3.0
Real Estate......................................................................      3,636          2.6
Gold Mines.......................................................................        217          0.1
                                                                                   ---------          ---
                                                                                   $ 132,431         93.6%
                                                                                   ---------          ---
                                                                                   ---------          ---

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

        FACE
      AMOUNT                                      VALUE
       (000)                                      (000)
-------------------------------------------------------

FIXED INCOME SECURITIES (81.4%)
  AUSTRALIAN DOLLAR (2.4%)
    GOVERNMENT BONDS
AUD      240  Government of Australia 9.75%,
                3/15/02.....................  $     197
         100  Government of Australia 9.00%,
                9/15/04.....................         80
                                              ---------
  TOTAL AUSTRALIAN DOLLAR...................        277
                                              ---------
  BRITISH POUND STERLING (5.7%)
    GOVERNMENT BONDS
GBP       320 United Kingdom 9.75%,
                8/27/02.....................        550
          80  United Kingdom 7.75%,
                9/8/06......................        123
                                              ---------
  TOTAL BRITISH POUND STERLING..............        673
                                              ---------
  CANADIAN DOLLAR (3.3%)
    GOVERNMENT BOND
CAD    530 Government of Canada 7.50%,
                12/1/03.....................        390
                                              ---------
  DANISH KRONE (6.1%)
    GOVERNMENT BONDS
DKK    2,500 Kingdom of Denmark 8.00%,
                11/15/01....................        456
       1,500  Kingdom of Denmark 7.00%,
                12/15/04....................        254
                                              ---------
  TOTAL DANISH KRONE........................        710
                                              ---------
  DEUTSCHE MARK (17.0%)
    GOVERNMENT BONDS
DEM     1,150 German Unity Fund 8.00%,
                1/21/02.....................        832
         400  Deutschland Republic 7.13%,
                12/20/02....................        277
         850  Treuhandanstalt 6.875%,
                6/11/03.....................        579
         450  Treuhandanstalt 6.75%,
                5/13/04.....................        302
                                              ---------
  TOTAL DEUTSCHE MARK.......................      1,990
                                              ---------
  FRENCH FRANC (3.1%)
    GOVERNMENT BOND
FRF   1,700 French Treasury Bill 7.75%,
                4/12/00.....................        358
                                              ---------
  ITALIAN LIRA (5.9%)
    GOVERNMENT BOND
ITL   1,000,000 Republic of Italy 10.50%,
                11/1/00.....................        695
                                              ---------
  JAPANESE YEN (8.0%)
    EUROBONDS
JPY   15,000 European Investment Bank
                6.63%, 3/15/00..............        159
      30,000  World Bank 5.25%, 3/20/02.....        313
      45,000  World Bank 4.75%, 12/20/04....        462
                                              ---------
  TOTAL JAPANESE YEN........................        934
                                              ---------

        FACE
      AMOUNT                                      VALUE
       (000)                                      (000)
-------------------------------------------------------

  NETHERLANDS GUILDER (3.7%)
    GOVERNMENT BONDS
NLG       390 Government of the Netherlands
                9.00%, 1/15/01..............  $     261
         300  Government of the Netherlands
                5.75%, 1/15/04..............        172
                                              ---------
  TOTAL NETHERLANDS GUILDER.................        433
                                              ---------
  SPANISH PESETA (0.9%)
    GOVERNMENT BOND
ESP     12,500 Government of Spain 11.30%,
                1/15/02.....................        110
                                              ---------
  SWEDISH KRONA (6.1%)
    GOVERNMENT BONDS
SEK    600 Government of Sweden 10.25%,
                5/5/00......................        100
       3,300  Government of Sweden 13.00%,
                6/15/01.....................        610
                                              ---------
  TOTAL SWEDISH KRONA.......................        710
                                              ---------
  UNITED STATES DOLLAR (19.2%)
    U.S. GOVERNMENT AND AGENCY OBLIGATIONS
    (19.2%)
      FEDERAL NATIONAL MORTGAGE ASSOCIATION
$        2,019 Pool # 336411 6.50%, 2/1/26...     1,888
                                              ---------
      U.S. TREASURY NOTES
         375  5.13%, 11/30/98...............        366
                                              ---------
  TOTAL UNITED STATES DOLLAR................      2,254
                                              ---------
TOTAL FIXED INCOME SECURITIES (COST
$9,569).....................................      9,534
                                              ---------
SHORT-TERM INVESTMENTS (13.5%)
  TIME DEPOSIT (3.4%)
    JAPANESE YEN
JPY     44,512 UBS Time Deposit 0.25%,
                7/3/96......................        407
                                              ---------
  REPURCHASE AGREEMENT (10.1%)
    UNITED STATES DOLLAR
$         1,179 Chase Securities, Inc., 5.15%,
                dated 6/28/96, due 7/1/96,
                to be repurchased at $1,180,
                collateralized by $1,160
                U.S. Treasury Notes, 7.125%,
                due 9/30/99, valued at
                $1,186......................      1,179
                                              ---------
TOTAL SHORT-TERM INVESTMENTS (COST
$1,586).....................................      1,586
                                              ---------
TOTAL INVESTMENTS (94.9%) (COST $11,155)....     11,120
OTHER ASSETS IN EXCESS OF LIABILITIES
(5.1%)......................................        596
                                              ---------
NET ASSETS (100%)...........................  $  11,716
                                              ---------
                                              ---------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                            GLOBAL FIXED INCOME FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of forward foreign currency exchange contracts open at June 30, 1996, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

  CURRENCY                              IN EXCHANGE
 TO DELIVER      VALUE    SETTLEMENT        FOR         VALUE     NET UNREALIZED
    (000)        (000)       DATE          (000)        (000)    GAIN (LOSS) (000)
-------------  ---------  -----------  -------------  ---------  -----------------
NLG    1,100    $     648     8/13/96   $654           $     654      $       6
$        234          234     8/13/96   NLG      400         236              2
$        184          184     8/14/96   CAD      250         183             (1)
CAD      400          293     8/14/96   $293                 293              -
DEM    2,250        1,485     8/20/96   $      1,475       1,475            (10)
$        917          917     8/20/96   DEM    1,400         924              7
ITL  286,000          186     8/30/96   JPY   20,000         185             (1)
JPY   50,000          462     8/30/96   ITL  730,075         474             12
SEK    1,700          257     8/30/96   ESP   32,105         250             (7)
DEM    1,200          793      9/9/96   $        790         790             (3)
SEK    1,200          181     9/17/96   $        179         179             (2)
                ---------                              ---------            ---
                $5,640                                 $   5,643      $       3
                ---------                              ---------            ---
                ---------                              ---------            ---

---------------

CAD   --    Canadian Dollar
DEM   --    Deutsche Mark
ITL   --    Italian Lira
JPY   --    Japanese Yen
NLG   --    Netherland Guilder
ESP   --    Spanish Peseta
SEK   --    Swedish Krona

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
COMMON STOCKS (95.5%)
  CHINA (0.5%)
      412,060  China Merchants Shokou Port Services 'B'..........  $    181
    2,661,000  Harbin Power Equipment Co. .......................       399
       14,800  Jilin Chemical Industrial Co. ADR.................       272
      831,800  Jinqiao Export Processing Zone Development Co.
                 Ltd. 'B'........................................       324
   (a)763,000  Shenzhen North Jianshe Motorcycle Co. Ltd.........       266
    4,538,000  Yizheng Chemical Fibre Co. 'H'....................     1,003
                                                                   --------
                                                                      2,445
                                                                   --------
  HONG KONG (27.1%)
   (a)247,000  Asia Satellite Telecommunications Holdings Ltd....       732
    3,736,000  Charoen Pokphand Co...............................     1,484
    2,600,000  Cheung Kong Holdings Ltd..........................    18,726
      753,000  China Light and Power Co. Ltd.....................     3,414
    1,635,000  Citic Pacific Ltd.................................     6,611
    4,924,000  Guangdong Investments Ltd.........................     3,117
    (a)25,000  Guangshen Railway Co. Ltd. ADR....................       478
      860,600  Hang Seng Bank Ltd................................     8,672
      935,424  Hong Kong & Shanghai Bank.........................    14,139
      703,000  Hong Kong Electric Holdings.......................     2,143
    7,081,200  Hong Kong Telecommunications Ltd..................    12,716
    2,353,000  Hopewell Holdings Ltd.............................     1,277
    2,575,000  Hutchison Whampoa Ltd.............................    16,200
    1,990,000  New World Development Co. Ltd.....................     9,229
    1,106,100  Sun Hung Kai Properties Ltd.......................    11,181
    1,248,300  Swire Pacific Ltd. 'A'............................    10,684
    1,122,000  Varitronix International Ltd......................     2,341
    1,153,000  Wharf Holdings Ltd................................     4,126
                                                                   --------
                                                                    127,270
                                                                   --------
  INDIA (0.5%)
       38,000  Grasim Industries Ltd. GDR........................       703
 (a)(e)49,000  Hindalco Industries Ltd...........................     1,850
                                                                   --------
                                                                      2,553
                                                                   --------
  INDONESIA (7.7%)
    1,442,000  Astra International (Foreign).....................     2,091
   (d)509,000  Bank International Indonesia (Foreign)............     2,515
 (d)1,333,000  Barito Pacific Timber (Foreign)...................       873
   (d)816,000  Bimantara Citra (Foreign).........................     1,026
 (d)1,671,000  Gudang Garam (Foreign)............................     7,161
   (d)390,600  Hanjaya Mandala Sampoerna (Foreign)...............     4,447
 (d)3,253,000  Indah Kiat Pulp & Paper (Foreign).................     3,180
   (d)472,000  Indocement Tunggal (Foreign)......................     1,622
   (d)393,000  Kalbe Farma (Foreign).............................       878
   (d)375,500  Semen Gresik (Foreign)............................     1,093
   (d)311,000  Sorini Corp. (Foreign)............................     1,710
 (a)(d)41,000  Suba Indah (Foreign)..............................        32
(a)(d)6,241,500 Telekomunikasi (Foreign)..........................    9,453
                                                                   --------
                                                                     36,081
                                                                   --------
  KOREA (4.2%)
 (a)(d)17,892  Cho Sun Brewery Co., Ltd. (Foreign)...............       611
    (d)37,632  Hyundai Engineering & Construction Co.
                 (Foreign).......................................     1,720
    (d)55,220  Korea Electric Power (Foreign)....................     2,230
 (a)(d)44,520  Korea Housing Bank (Foreign)......................     1,224
  (a)(d)1,829  Korea Mobile Telecommunications Corp. (Foreign)...     2,164

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
       61,000  Korea Mobile Telecommunications Corp. ADR.........  $  1,045
       69,600  Pohang Iron & Steel Ltd. ADR......................     1,697
    (a)47,011  Samsung Electronics Co. (Foreign).................     3,947
     (e)3,534  Samsung Electronics Co. ADS.......................       183
 (a)(e)18,989  Samsung Electronics Co. GDR (New).................       983
     (a)1,607  Samsung Fire & Marine Insurance (Foreign).........     1,159
   (d)107,957  Shinhan Bank Co. Ltd. (Foreign)...................     2,521
                                                                   --------
                                                                     19,484
                                                                   --------
  MALAYSIA (21.0%)
      247,000  AMMB Holdings Bhd.................................     3,466
      514,000  Edaran Otomobil Nasional Bhd......................     4,925
    1,569,400  Genting Bhd.......................................    12,268
    1,585,000  IOI Corp. Bhd.....................................     2,199
    (a)79,000  Konsortium Perkapalan Bhd.........................       475
      194,000  Land & General Bhd................................       478
      813,000  Leader Universal Holdings Bhd.....................     2,298
      677,500  Magnum Corp. Bhd..................................     1,146
    1,205,500  Malayan Banking Bhd...............................    11,598
    1,397,000  Malaysian International Shipping (Foreign)........     4,340
    2,126,000  Petronas Gas Bhd..................................     9,119
      786,000  Public Bank Bhd. (Foreign)........................     2,174
    3,328,000  Renong Bhd........................................     5,310
    1,547,000  Resorts World Bhd.................................     8,868
      872,000  Sime Darby Bhd....................................     2,412
    1,477,000  TA Enterprise Bhd.................................     2,309
      214,000  Tan Chong Motor Holdings Bhd......................       312
    1,344,000  Telekom Malaysia Bhd..............................    11,961
    1,992,000  Tenaga Nasional Bhd...............................     8,385
      655,000  United Engineers Bhd..............................     4,543
                                                                   --------
                                                                     98,586
                                                                   --------
  PHILIPPINES (5.3%)
      749,872  Ayala Corp. 'B'...................................     1,417
      896,225  Ayala Land, Inc. 'B'..............................     1,608
    2,902,200  C&P Homes, Inc....................................     2,520
 (a)1,975,200  DMCI Holdings, Inc................................     1,414
   13,836,900  JG Summit Holding 'B'.............................     5,176
      358,465  Manila Electric 'B'...............................     3,763
    6,603,125  Petron Corp.......................................     3,024
       51,500  Philippine Long Distance Telephone................     3,066
        9,800  Philippine Long Distance Telephone ADR............       570
    8,289,480  SM Prime Holdings, Inc............................     2,151
       84,100  San Miguel Corp. 'B'..............................       290
                                                                   --------
                                                                     24,999
                                                                   --------
  SINGAPORE (12.9%)
       88,800  City Developments Ltd.............................       692
    2,283,000  Comfort Group Ltd.................................     2,265
      980,000  CSA Holdings Ltd..................................       965
      266,000  DBS Land Ltd......................................       913
      580,500  Development Bank of Singapore (Foreign)...........     7,241
      189,600  Fraser & Neave Ltd................................     1,962
    2,327,000  Kay Hian James Capel Holdings Ltd. (Foreign)......     2,457
      845,000  Keppel Corp.......................................     7,067
      673,666  Oversea-Chinese Banking Corp. (Foreign)...........     7,878
      281,000  Sembawang Corp. Ltd...............................     1,394
      456,000  Singapore Airlines Ltd. (Foreign).................     4,815
      126,400  Singapore Press Holdings (Foreign)................     2,482

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                               ASIAN GROWTH FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                      VALUE
       SHARES                                                         (000)
---------------------------------------------------------------------------
  SINGAPORE (CONT.)
    1,620,000  Singapore Technologies Industrial Corp............  $  4,294
      905,000  Straits Steamship Land Ltd........................     3,027
      561,000  Straits Trading Co., Ltd..........................     1,471
    1,309,000  Sunright Ltd......................................     1,345
      802,000  United Overseas Bank Ltd. (Foreign)...............     7,673
   (a)980,000  Want Want Holdings................................     2,636
                                                                   --------
                                                                     60,577
                                                                   --------
  TAIWAN (5.0%)
      984,000  Cathway Life Insurance Co., Ltd...................     6,937
    4,166,000  China Steel Corp..................................     4,360
      481,000  Hua Nan Commercial Bank...........................     2,534
 (a)1,670,000  Taiwan Semiconductor Co...........................     3,489
      967,275  United Micro Electronics Corp. Ltd................     1,434
    3,060,000  Yang Ming Marine Transport........................     4,515
                                                                   --------
                                                                     23,269
                                                                   --------
  THAILAND (11.3%)
      101,500  Advanced Information Services Co., Ltd.
                 (Foreign).......................................     1,504
      696,300  Bangkok Bank Co., Ltd. (Foreign)..................     9,436
      939,144  Finance One Co., Ltd. (Foreign)...................     6,067
       41,500  Land & House Co., Ltd. (Foreign)..................       523
      977,800  National Finance & Securities Co., Ltd.
                 (Foreign).......................................     4,353
      258,600  Phatra Thanakit Co., Ltd. (Foreign)...............     1,803
       96,000  Shinawatra Computer Co., Ltd. (Foreign)...........     2,080
       43,400  Siam Cement Co., Ltd. (Foreign)...................     2,130
      653,400  Siam Commercial Bank Co., Ltd. (Foreign)..........     9,472
 (d)2,053,000  Telecomasia Co., Ltd. (Foreign)...................     4,367
      809,400  Thai Farmer's Bank Public Co. (Foreign)...........     8,864
      159,100  United Communication Industry (Foreign)...........     2,131
                                                                   --------
                                                                     52,730
                                                                   --------
TOTAL COMMON STOCKS (COST $410,642)..............................   447,994
                                                                   --------
         FACE
       AMOUNT
        (000)
-------------
CONVERTIBLE BOND (0.1%)
  MALAYSIA (0.1%)
  MYR     683  Renong Bhd. 4.00%, 5/21/01 (COST $274 )...........       257
                                                                   --------
       NO. OF                                                         VALUE
       RIGHTS                                                         (000)
---------------------------------------------------------------------------
RIGHTS (0.1%)
  SINGAPORE (0.1%)
 (a)(d)67,366  Oversea-Chinese Banking Corp, expiring 7/12/96
                 (COST $0).......................................  $    541
                                                                   --------
       NO. OF
     WARRANTS
-------------
WARRANTS (0.2%)
  MALAYSIA (0.0%)
(a)(d)426,875  Renong Bhd., expiring 3/31/01.....................       193
                                                                   --------
  SINGAPORE (0.2%)
(a)(d)663,000  Straits Steamship, expiring 12/12/00..............       832
                                                                   --------
TOTAL WARRANTS (COST $1,000).....................................     1,025
                                                                   --------
TOTAL FOREIGN SECURITIES (95.9%) (COST $411,916).................   449,817
                                                                   --------
         FACE
       AMOUNT
        (000)
-------------
SHORT-TERM INVESTMENT (3.0%)
  REPURCHASE AGREEEMENT (3.0%)
    UNITED STATES
$      13,904  Chase Securities, Inc., 5.15%, dated 6/28/96, due
                 7/1/96, to be repurchased at $13,910,
                 collateralized by $13,660 U.S. Treasury Notes,
                 7.125%, 9/30/99, valued at $13,965 (COST
                 $13,904)........................................    13,904
                                                                   --------
TOTAL INVESTMENTS IN SECURITIES (98.9%) (COST $425,820)..........   463,721
                                                                   --------
FOREIGN CURRENCY (0.7%)
  HKD   7,499  Hong Kong Dollar .................................       969
 IDR    3,551  Indonesian Rupiah ................................         2
  KRW  36,625  Korean Won........................................        45
  MYR   3,148  Malaysian Ringgit.................................     1,262
  SGD      92  Singapore Dollar..................................        65
  TWD  21,996  Taiwan Dollar.....................................       799
                                                                   --------
TOTAL FOREIGN CURRENCY (COST $3,139).............................     3,142
                                                                   --------
TOTAL INVESTMENTS (99.6%) (COST $428,959)........................   466,863
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%).....................     2,069
                                                                   --------
NET ASSETS (100%)................................................  $468,932
                                                                   --------
                                                                   --------

---------------
(a)    --  Non-income producing.
(d)    --  Security valued at fair value -- see note A-1 to
           financial statements.
(e)    --  144A Security -- certain conditions for public
           sale may exist.
ADR    --  American Depositary Receipt.
ADS    --  American Depositary Share.
GDR    --  Global Depositary Receipt.
MYR    --  Malaysian Ringgit.

--------------------------------------------------------------------------------

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                               PERCENT
                                                  OF
                                      VALUE      NET
INDUSTRY                              (000)     ASSETS
-----------------------------------  --------  --------
Finance............................  $114,628     24.5%
Multi-Industry.....................    66,822     14.2
Services...........................    57,262     12.2
Real Estate........................    49,623     10.6
Telecommunications.................    48,664     10.4
Energy.............................    31,751      6.8
Capital Equipment..................    25,806      5.5
Materials..........................    24,473      5.2
Consumer Goods.....................    22,692      4.8
Insurance..........................     8,096      1.7
                                     --------  --------
                                     $449,817     95.9%
                                     --------  --------
                                     --------  --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------

COMMON STOCKS (95.5%)
  AEROSPACE (1.9%)
  20,400  AAR Corp..........................................  $   415
  10,300  Thiokol Corp......................................      407
                                                              -------
                                                                  822
                                                              -------
  BANKING (11.1%)
  13,600  Astoria Financial Corp............................      369
  18,250  First Security Corp...............................      438
  18,500  Greenpoint Financial Corp.........................      523
  15,100  Onbankcorp., Inc..................................      495
  28,000  Peoples Heritage Financial Group, Inc.............      570
  12,200  Standard Federal Bank.............................      470
  18,000  Susquehanna Bancshares, Inc.......................      482
  22,500  Trustmark Corp....................................      472
  14,800  Union Planters Corp...............................      450
  18,000  Washington Mutual, Inc............................      538
                                                              -------
                                                                4,807
                                                              -------
  BUILDING (3.2%)
  13,200  Ameron, Inc.......................................      521
  34,000  Gilbert Associates, Inc. 'A'......................      433
  30,000  Ryland Group, Inc.................................      450
                                                              -------
                                                                1,404
                                                              -------
  CAPITAL GOODS (4.0%)
  13,600  Binks Manufacturing Corp..........................      371
  34,400  Cascade Corp......................................      460
  18,900  Starret (L.S.) Co. 'A'............................      491
   7,900  Tecumseh Products 'A'.............................      425
                                                              -------
                                                                1,747
                                                              -------
  CHEMICALS (4.0%)
  25,440  Aceto Corp........................................      401
  16,500  Dexter Corp.......................................      491
   8,300  LeaRonal, Inc.....................................      208
  17,400  Quaker Chemical Corp..............................      222
  12,000  Witco Corp........................................      412
                                                              -------
                                                                1,734
                                                              -------
  COMMUNICATIONS (0.6%)
   9,500  Comsat Corp.......................................      247
                                                              -------
  CONSUMER--DURABLES (5.3%)
  22,700  A.O. Smith Corp...................................      568
  19,900  Arvin Industries, Inc.............................      443
  17,420  Knape & Vogt Manufacturing Co.....................      274
  26,000  Oneida Ltd........................................      488
  19,000  Stanhome, Inc.....................................      503
                                                              -------
                                                                2,276
                                                              -------
  CONSUMER--RETAIL (4.3%)
  26,200  CPI Corp..........................................      432
  17,800  Guilford Mills, Inc...............................      445
  35,000  Lillian Vernon Corp...............................      446
  11,100  Springs Industries, Inc. 'A'......................      561
                                                              -------
                                                                1,884
                                                              -------
  CONSUMER--STAPLES (4.2%)
  14,121  Block Drug Co. 'A'................................      593
  21,000  Coors (Adolph) 'B'................................      375
  21,300  International Multifoods Corp.....................      389

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  30,400  Nash Finch Co.....................................  $   486
                                                              -------
                                                                1,843
                                                              -------
  ENERGY (3.3%)
  20,300  Ashland Coal, Inc.................................      528
  14,500  Diamond Shamrock, Inc.............................      419
  16,100  Ultramar Corp.....................................      467
                                                              -------
                                                                1,414
                                                              -------
  FINANCIAL--DIVERSIFIED (5.4%)
   6,900  FINOVA Group, Inc.................................      336
  11,600  GATX Corp.........................................      560
  27,400  Manufactured Home Communities, Inc. REIT..........      527
  33,000  South West Property Trust REIT....................      441
  21,000  Wellsford Residential Property Trust REIT.........      473
                                                              -------
                                                                2,337
                                                              -------
  HEALTH CARE (6.2%)
  22,000  Analogic Corp.....................................      588
   9,200  Beckman Instruments, Inc..........................      350
  14,000  Bergen Brunswig Corp. 'A'.........................      389
  30,000  Bindley Western Industries, Inc...................      502
  21,600  Kinetic Concepts, Inc.............................      335
  20,500  United Wisconsin Services, Inc....................      533
                                                              -------
                                                                2,697
                                                              -------
  INDUSTRIAL (4.1%)
  12,200  American Filtrona Corp............................      390
   8,700  Barnes Group, Inc.................................      445
   4,400  Commercial Intertech Corp.........................      113
  28,100  Gencorp, Inc......................................      425
  41,100  Kaman Corp. 'A'...................................      416
                                                              -------
                                                                1,789
                                                              -------
  INSURANCE (6.0%)
  14,600  Argonaut Group, Inc...............................      456
  17,000  Enhance Financial Services Group..................      476
  13,600  Provident Companies, Inc..........................      503
  17,600  Selective Insurance Group, Inc....................      572
  17,250  US Life Corp......................................      567
                                                              -------
                                                                2,574
                                                              -------
  METALS (2.1%)
  31,500  Birmingham Steel Corp.............................      516
  10,300  Cleveland-Cliffs Iron Co..........................      403
                                                              -------
                                                                  919
                                                              -------
  PAPER & PACKAGING (2.1%)
  16,500  Ball Corp.........................................      474
  10,900  Potlatch Corp.....................................      427
                                                              -------
                                                                  901
                                                              -------
  SERVICES (10.6%)
  18,200  Angelica Corp.....................................      430
  23,600  Bowne & Co........................................      487
  26,200  Cross A.T. Co. 'A'................................      465
  41,500  Jackpot Enterprises, Inc..........................      529
  22,100  New England Business Services, Inc................      431
  26,800  Ogden Corp........................................      486
  46,500  Piccadilly Cafeterias, Inc........................      488
  28,500  Russ Berrie & Co., Inc............................      524

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              AMERICAN VALUE FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                VALUE
  SHARES                                                        (000)
---------------------------------------------------------------------
  SERVICES (CONT.)
  17,000  Sbarro, Inc.......................................  $   427
  14,300  True North Communications, Inc....................      318
                                                              -------
                                                                4,585
                                                              -------
  TECHNOLOGY (8.3%)
  24,500  Augat, Inc........................................      469
  32,000  Core Industries, Inc..............................      460
   8,900  Cubic Corp........................................      290
  23,000  Dallas Semiconductor Corp.........................      417
  29,000  Gerber Scientific, Inc............................      468
  25,200  MTS Systems Corp..................................      529
  21,900  National Computer Systems, Inc....................      468
   5,000  Park Electrochemical Corp.........................      100
  23,500  Scitex Corp.......................................      405
                                                              -------
                                                                3,606
                                                              -------
  TRANSPORTATION (2.0%)
  14,000  Airborne Freight Corp.............................      364
   4,000  Overseas Shipholding Group, Inc...................       72
  22,000  SkyWest, Inc......................................      410
                                                              -------
                                                                  846
                                                              -------
  UTILITIES (6.8%)
  19,100  Central Hudson Gas & Electric Corp................      597
  19,000  Commonwealth Energy Systems.......................      489
  10,500  Eastern Entreprises...............................      349
  17,300  Oneok, Inc........................................      433
  13,900  Orange & Rockland Utilities, Inc..................      511
   6,500  SJW Corp..........................................      216
  19,600  Washington Water Power Co.........................      365
                                                              -------
                                                                2,960
                                                              -------
TOTAL COMMON STOCKS (COST $36,234)..........................   41,392
                                                              -------

    FACE
  AMOUNT                                                        VALUE
   (000)                                                        (000)
---------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.1%)
  REPURCHASE AGREEMENT (3.1%)
$   1,363 Chase Securities, Inc., 5.15%, dated 6/28/96, due
            7/1/96, to be repurchased at $1,364,
            collateralized by $1,340 U.S. Treasury Notes,
            7.125%, due 9/30/99, valued at $1,370
            (COST $1,363)...................................  $ 1,363
                                                              -------
TOTAL INVESTMENTS (98.6%) (COST $37,597)....................   42,755
OTHER ASSETS IN EXCESS OF LIABILITIES (1.4%)................      597
                                                              -------
NET ASSETS (100%)...........................................  $43,352
                                                              -------
                                                              -------

---------------
REIT   --  Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------

FIXED INCOME SECURITIES (95.7%)
  CORPORATE BONDS AND NOTES (35.6%)
    BRAZIL (3.1%)
      $3,000  Lojas Americanas S.A. 11.00%, 6/4/04..............  $  2,955
                                                                  --------
    COLOMBIA (0.4%)
      (n)750  Occidente Y Caribe 0.00%, 3/15/04.................       383
                                                                  --------
    MEXICO (5.8%)
    (e)2,000  Empresas ICA Sociedad 11.875%, 5/30/01............     2,002
    (e)1,500  Empresas La Moderna 11.375%, 1/25/99..............     1,554
       2,000  Grupo Elektra S.A. 12.75%, 5/15/01................     2,017
                                                                  --------
                                                                     5,573
                                                                  --------
    PHILIPPINES (0.0%)
          20  Philippine Long Distance Telephone 9.25%,
                6/30/06.........................................        20
                                                                  --------
    UNITED KINGDOM (0.5%)
      (n)825  Telewest plc. 0.00%, 10/1/07......................       489
                                                                  --------
    UNITED STATES (25.8%)
         100  Big V Supermarkets, Inc. 11.00%, 2/15/04..........        93
 (e)(n)1,000  Brooks Fiber Properties 0.00%, 3/1/06.............       530
         550  Cablevision Systems Corp. 9.875%, 5/15/06.........       529
         240  Collins & Aikman Products 11.50%, 4/15/06.........       244
         265  Comcast Cellular Corp. Series A, Zero Coupon,
                3/5/00..........................................       182
         440  Comcast Cellular Corp. Series B, Zero Coupon,
                3/5/00..........................................       302
         500  Comcast Corp. 9.50%, 1/15/08......................       484
         610  Continental Cablevision, Inc. 9.50%, 8/1/13.......       660
         640  Courtyard By Marriott 10.75%, 2/1/08..............       626
         320  Crown Paper Co. 11.00%, 9/1/05....................       304
         991  DR Securitized Lease Trust, Series 1994-K1, Class
                A1, 7.60%, 8/15/07..............................       833
         208  DR Securitized Lease Trust, Series 1993-K1, Class
                A1, 6.66%, 8/15/10..............................       157
   (e)(n)920  Echostar Satellite Broadcast 0.00%, 3/15/04.......       570
         100  Exide Corp 2.90%, 12/15/05........................        54
         200  Gaylord Container Corp. 11.50%, 5/15/01...........       204
         200  Gaylord Container Corp. 12.75%, 5/15/05...........       211
         275  G-l Holdings, Inc. Series B, Zero Coupon,
                10/1/98.........................................       221
          70  Grand Casinos, Inc. 10.125%, 12/1/03..............        72
         285  Harris Chemical 10.25%, 7/15/01...................       286
         525  HMC Acquisition Properties 9.00%, 12/15/07........       480
         835  Home Holdings, Inc. 8.625%, 12/15/03..............       543
         100  Homeside, Inc. 11.25%, 5/15/03....................       103
         675  Host Marriott Travel Plaza, Series B, 9.50%,
                5/15/05.........................................       647
      (e)200  Jet Equipment Trust 11.79%, 6/15/13...............       225
      (e)300  Jet Equipment Trust, Series 1995-D, 11.44%,
                11/1/14.........................................       329
         135  La Quinta Inns, Inc. 9.25%, 5/15/03...............       138
       1,165  Lenfest Communications 8.375%, 11/1/05............     1,066
         130  Lenfest Communications 10.50%, 6/15/06............       131
      (n)400  Marcus Cable Co. 0.00%, 8/1/04....................       247
      (n)665  Marcus Cable Co. 0.00%, 12/15/05..................       411
          20  MDC Holdings, Series B, 11.125%, 12/15/03.........        19
    (n)1,525  MFS Communications 0.00%, 1/15/06.................       928
         295  Midland Cogeneration Ventures, Series C-91,
                10.33%, 7/23/02.................................       309
         305  Midland Funding II, Series A 11.75%, 7/23/05......       319
    (n)2,160  Nextel Communications 0.00%, 8/15/04..............     1,269
      (n)450  Norcal Waste Systems 12.75%, 11/15/05.............       474

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
        $395  Nuevo Energy 9.50%, 4/15/06.......................  $    390
         575  Owens-Illinois, Inc. 11.00%, 12/1/03..............       618
         545  Reliance Group Holdings, Inc. 9.00%, 11/15/00.....       540
         800  Revlon Worldwide Series B, Zero Coupon, 3/15/98...       666
         100  RJR Nabisco 8.75%, 8/15/05........................       100
         625  Rogers Cablesystems Series B 10.00%, 3/15/05......       619
         230  SD Warren Co., Series B, 12.00%, 12/15/04.........       243
         100  Sheffield Steel Corp. 12.00%, 11/1/01.............        88
    (n)1,000  Six Flags Theme Parks, Inc., Series A, 0.00%,
                6/15/05.........................................       851
         445  Smith's Food & Drug 11.25%, 5/15/07...............       451
         965  Southland Corp. 5.00% 12/15/03....................       753
         900  Stone Container Corp. 10.75%, 10/1/02.............       909
         740  TCI Communications, Inc. 7.875%, 2/15/26..........       647
         360  TLC Beatrice International Holdings 11.50%,
                10/1/05.........................................       365
         550  Trump Atlantic 11.25%, 5/1/06.....................       551
      (e)520  Unisys Corp. 12.00%, 4/15/03......................       528
      (e)250  United Savings Texas 8.55%, 5/15/98...............       251
       1,000  Viacom, Inc. 8.00%, 7/7/06........................       915
       1,000  Westpoint Stevens, Inc. 9.375%, 12/15/05..........       972
                                                                  --------
                                                                    24,657
                                                                  --------
  TOTAL CORPORATE BONDS AND NOTES (COST $34,454)................    34,077
                                                                  --------
  COLLATERALIZED MORTGAGE OBLIGATION (0.6%)
    UNITED STATES (0.6%)
         500  Aircraft Lease Portfolio Securitization Ltd.,
                Series 1996-1, Class D, 12.75%, 6/15/06.........       500
         105  PNC Mortgage Securities Corp. Series 1995-2, Class
                B4, REMIC, 7.50%, 9/25/25.......................        79
                                                                  --------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $583).........       579
                                                                  --------
  EUROBONDS (36.8%)
    ARGENTINA (4.4%)
       1,500  Industrias Pescarmana S.A. 11.75%, 3/27/98........     1,515
    (h)3,465  Republic of Argentina Series L, 6.313%, 3/31/05...     2,707
                                                                  --------
                                                                     4,222
                                                                  --------
    BRAZIL (8.9%)
       1,350  Comp Brazil De Projertos 12.50%, 12/22/97.........     1,389
    (h)2,000  Federated Republic of Brazil Debt Conversion Bond,
                Series Z-L, 6.563%, 4/15/12.....................     1,370
    (h)1,000  Federative Republic of Brazil Par Bond, Series
                Z-L, 6.50%, 4/15/24.............................       711
(b)(h)(u)5,033 Federative Republic of Brazil Series C, PIK,
                8.00%, 4/15/14..................................     3,114
       2,000  Iochpe-Maxion S.A. 12.375%, 11/8/02...............     1,890
                                                                  --------
                                                                     8,474
                                                                  --------
    ECUADOR (3.4%)
 (b)(h)3,124  Republic of Equador Past Due Interest Bond, PIK
                6.0625%, 2/27/15................................     1,423
       5,000  Ecuador Par Bond-U.S. Definitive 3.25%, 2/28/25...     1,794
                                                                  --------
                                                                     3,217
                                                                  --------
    MEXICO (3.1%)
MXP     32,143 Banamex Pagare Zero Coupon, 10/9/97...............    2,927
                                                                  --------
    NIGERIA (1.1%)
      $2,000  Central Bank of Nigeria 6.25%, 11/15/20...........     1,065
                                                                  --------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
    POLAND (2.3%)
      $2,471  Republic of Poland Note Zero Coupon, 1/8/97.......  $  2,225
                                                                  --------
    RUSSIA (7.2%)
(b)(e)16,200  Ministry of Finance Tranche IV 3.00%, 5/14/03.....     6,925
                                                                  --------
    VENEZUELA (6.4%)
    (h)8,500  Republic of Venezuela Front Loaded Interest
                Reduction Bond, Series A 6.375%, 3/31/07........     6,152
                                                                  --------
  TOTAL EUROBONDS (COST $34,565)................................    35,207
                                                                  --------
  FOREIGN GOVERNMENT & AGENCY OBLIGATIONS (8.9%)
    CAYMAN ISLANDS (1.9%)
ZAR      8,000 Nacional Financiera 17.00%, 2/26/99...............    1,800
                                                                  --------
    SOUTH AFRICA (3.6%)
       1,750  Republic of South Africa Series 147, 11.50%,
                5/30/00.........................................       372
       4,060  Republic of South Africa Series 162, 12.50%,
                1/15/02.........................................       867
       1,400  Republic of South Africa Series 175, 9.00%,
                10/15/02........................................       246
       2,090  Republic of South Africa Series 150, 12.00%,
                2/28/05.........................................       419
       1,050  Republic of South Africa Series 177, 9.50%,
                5/15/07.........................................       171
       7,080  Republic of South Africa Series 153, 13.00%,
                8/31/10.........................................     1,442
                                                                  --------
                                                                     3,517
                                                                  --------
  TURKEY (3.4%)
TRL84,000,000 Turkish Treasury Bill Zero Coupon, 7/10/96........       994
 210,000,000  Turkish Treasury Bill Zero Coupon, 9/4/96.........     2,237
                                                                  --------
                                                                     3,231
                                                                  --------
  TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
   (COST $10,394)...............................................     8,548
                                                                  --------
  LOAN AGREEMENTS (6.2%)
    MOROCCO (2.9%)
$        (l)3,800 Kingdom of Morocco Restructuring and Consolidation
                Agreement `A' 1990 1/1/09 (Participation: The
                Chase Manhattan Bank, N.A., J.P. Morgan, Lehman
                Brothers, Salomon Brothers).....................     2,741
                                                                  --------
    RUSSIA (3.3%)
    (b)6,500  Bank for Foreign Economic Affairs.................     3,161
                                                                  --------
  TOTAL LOAN AGREEMENTS (COST $5,304)...........................     5,902
                                                                  --------
  YANKEE BONDS (7.6%)
    ARGENTINA (4.2%)
       1,850  Bridas Corp. 12.50%, 11/15/99.....................     1,924
       1,000  Metrogas S.A. Series A, 12.00%, 8/15/00...........     1,069
       1,000  Metrogas S.A. Series B, 10.875%, 5/15/01..........     1,018
                                                                  --------
                                                                     4,011
                                                                  --------
        FACE
      AMOUNT                                                         VALUE
       (000)                                                         (000)
--------------------------------------------------------------------------
    CANADA (1.0%)
      $1,000  Algoma Steel, Inc. 12.375%, 7/15/05...............  $    975
                                                                  --------
    MEXICO (2.1%)
       2,000  Grupo Industrial Durango 12.00%, 7/15/01..........     2,013
                                                                  --------
    NETHERLANDS (0.3%)
         290  APP International Finance Co. 11.75%, 10/1/05.....       299
                                                                  --------
  TOTAL YANKEE BONDS (COST $6,929)..............................     7,298
                                                                  --------
TOTAL FIXED INCOME SECURITIES (COST $92,229) ...................    91,611
                                                                  --------
      SHARES
------------
EQUITY SECURITIES (0.7%)
  PREFERRED STOCKS (0.7%)
    UNITED STATES
      (e)705  Time Warner, Inc. `K'.............................       691
                                                                  --------
  WARRANTS (0.0%)
    NIGERIA (0.0%)
 (a)(d)2,000  Central Bank of Nigeria, expiring 11/15/20........        --
                                                                  --------
    UNITED STATES (0.0%)
      (a)500  Sheffield Steel Corp., expiring 2001..............         2
                                                                  --------
TOTAL EQUITY SECURITIES (COST $711).............................       693
                                                                  --------
TOTAL INVESTMENTS (96.4%) (COST $92,940)........................    92,304
OTHER ASSETS IN EXCESS OF LIABILITIES (3.6%)....................     3,457
                                                                  --------
NET ASSETS (100%)...............................................  $ 95,761
                                                                  --------
                                                                  --------
---------------
(a)   --   Non-income producing.
(b)   --   Non-income producing -- in default.
(d)   --   Security is valued at fair value -- see
           note A-1 to financial statements.
(e)   --   144A Security -- certain conditions for
           public sale may exist.
(h)   --   Variable/floating rate security -- rate
           disclosed is as of June 30, 1996.
(l)   --   Participation interests were acquired
           through the financial institutions
           listed parenthetically.
(n)   --   Step Bond-coupon rate increases in
           increments to maturity. Rate disclosed
           is as of 6/30/96. Maturity date
           disclosed is the ultimate maturity date.
(u)   --   4.00% of 8.00% represents amount paid in
           cash. Cash payment rate is low for an
           initial period and then increases in
           increments to maturity. The remainder is
           Payment in Kind.
DCB   --   Debt Conversion Bond
PIK   --   Paid-in-Kind. Income may be received in
           additional securities or cash at the
           discretion of the issuer.
REMIC --   Real Estate Mortgage Investment Conduit
MXP   --   Mexican Peso
TRL   --   Turkish Lira
ZAR   --   South African Rand

  The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                           WORLDWIDE HIGH INCOME FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

   SUMMARY OF FIXED INCOME SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                     PERCENT
                                                        OF
                                           VALUE       NET
INDUSTRY                                   (000)      ASSETS
----------------------------------------  --------   --------
Foreign Government Bonds ...............  $ 36,064      37.7%
Consumer Goods .........................    11,029      11.5
Services ...............................    10,544      11.0
Materials ..............................     8,560       9.0
Loan Agreements ........................     5,902       6.2
Capital Equipment ......................     5,854       6.1
Finance ................................     5,369       5.6
Energy .................................     4,729       4.9
Multi-Industry .........................     1,898       2.0
Insurance ..............................     1,083       1.1
Collateralized Mortgage Obligations ....       579       0.6
                                          --------       ---
                                          $ 91,611      95.7%
                                          --------       ---
                                          --------       ---

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
COMMON STOCKS (61.5%)
  ARGENTINA (8.8%)
   (a)21,541  Banco del Sud S.A. 'B' ...........................  $    252
      72,701  Banco del Suquia S.A. 'B' ........................       138
   (a)17,365  Disco S.A. ADR....................................       384
       9,955  Quilmes Industrial................................       102
   (a)47,615  Siderar S.A. 'A' .................................       122
 (a)(e)6,570  Siderar S.A. ADR..................................       135
       5,556  Telecom Argentina S.A. ADR........................       261
      25,665  Telefonica de Argentina S.A. ADR..................       760
      11,458  YPF S.A. ADR......................................       258
                                                                  --------
                                                                     2,412
                                                                  --------
  BRAZIL (13.2%)
      (e)683  Cia Energetica de Minas Gerais GDR................        18
   3,789,000  Eletrobras........................................     1,019
      10,515  Eletrobras ADR....................................       141
(a)(d)530,000 Light (New).......................................        37
   (e)15,324  Pao de Acucar GDR.................................       254
    (e)1,900  Pao de Acucar GDS.................................        31
  10,650,000  Telebras PN.......................................       626
      19,080  Telebras PN ADR...................................     1,329
  (a)970,041  Telesp............................................       171
                                                                  --------
                                                                     3,626
                                                                  --------
  CHILE (7.5%)
      20,198  Embotelladora Adina S.A. ADR......................       742
       6,454  Empresa Nacional de Electricidad S.A. ADR.........       139
       2,905  Enersis S.A. ADR..................................        90
      39,108  Santa Isabel S.A. ADR.............................     1,085
                                                                  --------
                                                                     2,056
                                                                  --------
  COLOMBIA (4.1%)
   2,438,971  Banco de Colombia.................................       926
   (e)20,300  Banco de Colombia GDR.............................       178
       1,575  Banco Ganadero S.A. ADR...........................        38
                                                                  --------
                                                                     1,142
                                                                  --------
  MEXICO (27.0%)
      65,187  ALFA S.A. de C.V. 'A' ............................       293
      68,645  Apasco S.A. de C.V. ..............................       379
  (a)109,210  Banacci 'B' ......................................       227
  (a)166,310  Banacci 'L' ......................................       316
     232,284  Cemex 'CPO' ......................................       824
       7,880  Cemex S.A. de C.V. ADR............................        55
  (a)276,110  Cifra S.A. 'B' ...................................       398
   (a)54,075  Cifra S.A. de C.V. 'C' ...........................        77
  (a)106,090  Controladora Comercial Mexicana S.A. 'B' .........        99
   (a)15,951  Empresas ICA Sociedad Controladora S.A. de
                C.V. ...........................................       221
     321,420  Formento Economico Mexicano S.A. 'B' .............       911
      92,460  Farmacias Benavides S.A. 'B' .....................       179
   (a)25,550  Gruma S.A. 'B' ...................................       118
 (a)(e)6,165  Grupo Carso S.A. ADR..............................        87
      41,380  Grupo Cementos Chihuahua 'B' .....................        42
  (a)435,280  Grupo Financiero Bancomer 'B' ....................       190
(a)(e)75,902  Grupo Financiero Bancomer 'B' ADR.................       655
   (a)16,367  Grupo Televisa S.A. GDR...........................       503
      13,040  Kimberly-Clark de Mexico S.A. 'A' ................       237
       7,351  Pan American Beverages, Inc. 'A' .................       327
   (a)72,270  Sears Roebuck de Mexico 'B1' .....................       190
      32,867  Telefonos de Mexico 'L' ADR.......................     1,101
                                                                  --------
                                                                     7,429
                                                                  --------

                                                                     VALUE
      SHARES                                                         (000)
--------------------------------------------------------------------------
  PERU (0.9%)
     127,885  Telefonica del Peru 'B' ..........................  $    258
                                                                  --------
TOTAL COMMON STOCKS (COST $15,324)..............................    16,923
                                                                  --------
PREFERRED STOCKS (31.6%)
  BRAZIL (NON-VOTING STOCKS) (31.1%)
 138,397,107  Banco Bradesco....................................     1,130
(d)8,115,000  Banco Nacional....................................         1
   2,339,819  Brahma............................................     1,396
   2,644,000  Casa Anglo Brasileri S.A. ........................       145
   7,266,000  Cia Energetica de Minas Gerais....................       193
       6,269  Cia Energetica de Minas Gerais ADR................       178
(a)9,395,000  Cia Paulista de Forca e Luz.......................       618
     507,000  Coteminas.........................................       200
     143,293  Dixie Toga S.A. ..................................       138
  (a)732,000  Electricidade de Sao Paulo S.A. ..................        77
     705,000  Eletrobras 'B' ...................................       202
     174,000  Investimentos Itausa S.A. ........................       133
   1,625,100  Itaubanco.........................................       660
  21,035,000  Lojas Renner......................................     1,110
   4,440,000  Petrobras.........................................       546
  23,233,383  Telebras PN.......................................     1,622
      11,645  Vale do Rio Doce..................................       226
                                                                  --------
                                                                     8,575
                                                                  --------
  COLOMBIA (0.5%)
     268,716  Banco Ganadero Series L...........................        53
       4,370  Banco Ganadero S.A. ADR...........................        85
                                                                  --------
                                                                       138
                                                                  --------
TOTAL PREFERRED STOCKS (COST $6,758)............................     8,713
                                                                  --------

        FACE
      AMOUNT
       (000)
------------
CONVERTIBLE DEBENTURE (0.6%)
  COLOMBIA (0.6%)
 $    (e)180  Banco de Colombia 5.20%, 2/1/99 (COST $159).......       161
                                                                  --------

FOREIGN GOVERNMENT BOND (2.6%)
  VENEZUELA (2.6%)
    (h)1,000  Republic of Venezuela Series L, 6.625%, 12/18/07
                (COST $596).....................................       708
                                                                  --------
TOTAL FOREIGN SECURITIES (96.3%) (COST $22,837).................    26,505
                                                                  --------
FOREIGN CURRENCY (0.2%)
   ARP     2  Argentine Peso....................................         2
   BRC     9  Brazilian Real....................................         9
   PSS   116  Peruvian Sol......................................        47
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $58)...............................        58
                                                                  --------
TOTAL INVESTMENTS (96.5%) (COST $22,895)........................    26,563
OTHER ASSETS IN EXCESS OF LIABILITIES (3.5%)....................       959
                                                                  --------
NET ASSETS (100%)...............................................  $ 27,522
                                                                  --------
                                                                  --------
---------------

(a)   -- Non-income producing securities.
(d)   -- Security valued at fair value -- see note A-1 to
        financial statements.
(e)   -- 144A Security -- Certain conditions for public
        sale may exist.
(h)   -- Variable or floating rate securities -- rate
        disclosed is as of June 30, 1996.
ADR   -- American Depositary Receipt
GDR   -- Global Depositary Receipt
GDS   -- Global Depositary Share

  The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                              LATIN AMERICAN FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                                               VALUE      PERCENT OF
INDUSTRY                                                                       (000)      NET ASSETS
---------------------------------------------------------------------------  ---------  ---------------
Telecommunications ........................................................  $   6,127         22.3%
Finance ...................................................................      5,008         18.2
Consumer Goods ............................................................      4,260         15.5
Energy ....................................................................      3,515         12.8
Services ..................................................................      2,737          9.9
Materials .................................................................      2,020          7.3
Multi-Industry ............................................................      1,624          5.9
Foreign Government Bond ...................................................        707          2.6
Capital Equipment .........................................................        507          1.8
                                                                             ---------        -----
                                                                             $  26,505         96.3%
                                                                             ---------        -----
                                                                             ---------        -----

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (77.9%)
  ARGENTINA (1.5%)
          18,082  Telecom Argentina S.A. ADR........................  $      847
          42,430  Telefonica de Argentina S.A. ADR..................       1,252
          36,212  Quilmes Industrial................................         371
                                                                      ----------
                                                                           2,470
                                                                      ----------
  BRAZIL (5.9%)
        (e)4,302  Cia Energetica de Minas Gerais GDR................         115
           5,020  Cia Vale Do Rio Doce ADR..........................          98
       6,627,000  Eletrobras........................................       1,782
      (d)667,000  Light.............................................          47
       (e)29,701  Pao de Acucar GDR.................................         492
        (e)1,960  Pao de Acucar GDS.................................          32
      15,499,000  Telebras..........................................         911
          89,685  Telebras ADR......................................       6,244
      (a)948,397  Telesp............................................         167
                                                                      ----------
                                                                           9,888
                                                                      ----------
  CHILE (0.2%)
          12,125  Santa Isabel S.A. ADR.............................         332
                                                                      ----------
  CHINA (0.7%)
         531,700  China International Marine Containers Ltd.........         460
      (a)234,000  Shenzhen North Jianshe Motorcycle Co., Ltd........          82
       2,056,000  Yizheng Chemical Fibre Co. 'H'....................         454
         756,000  Zhenhai Refining and Chemical Co..................         215
                                                                      ----------
                                                                           1,211
                                                                      ----------
  EGYPT (0.3%)
           4,548  Ameriyah Cement Co................................          62
           1,572  Commercial International Bank.....................         180
           5,750  Eastern Tobacco...................................          63
           5,775  Egyptian Finance & Industrial.....................          61
          10,275  Helwan Portland Cement............................          97
           1,500  Madinet Housing & Development.....................          40
           1,950  North Cairo Flour Mills...........................          46
           2,385  Tora H. Portland Cement...........................          31
                                                                      ----------
                                                                             580
                                                                      ----------
  GREECE (1.0%)
          16,500  Aegek.............................................         110
           2,103  Alpha Credit Bank.................................         111
          19,500  Delta Dairy S.A...................................         238
           7,000  Ergo Bank S.A.....................................         386
          16,700  Hellenic Bottling Co. S.A.........................         555
           4,370  Titan Cement Co. S.A..............................         216
                                                                      ----------
                                                                           1,616
                                                                      ----------
  HONG KONG (5.0%)
         934,000  Charoen Pokphand Co...............................         371
         173,000  Cheung Kong Holdings Ltd..........................       1,246
         285,000  Citic Pacific Ltd.................................       1,152
         684,000  Guangdong Investments Ltd.........................         433
        (a)6,000  Guangshen Railway Co. Ltd. ADR....................         115
         434,400  Hong Kong Telecommunications Ltd..................         780
          17,000  Hopewell Holdings Ltd.............................           9
         187,000  Hutchison Whampoa Ltd.............................       1,177
         154,000  New World Development Co., Ltd....................         714
          63,000  Sun Hung Kai Properties Ltd.......................         637

                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
         134,000  Swire Pacific Ltd. 'A'............................  $    1,147
    (a)1,438,000  Tingyi Holdings Co................................         395
         167,000  Varitronix International Ltd......................         348
                                                                      ----------
                                                                           8,524
                                                                      ----------
  HUNGARY (0.1%)
        (a)2,000  Cofinec GDR.......................................          96
                                                                      ----------
  INDIA (11.7%)
       (a)12,369  Century Textiles & Industries GDR.................       1,973
      (e)157,950  E.I.D. Parry GDR..................................         450
         198,800  Great Eastern Shipping GDR........................       1,715
         100,000  Gujarat Ambuja Cement GDR.........................       1,275
         214,816  Gujarat Narmada Valley Fertilizers Co., Ltd.......       1,423
         504,000  Hindustan Development Corp. Ltd...................         315
       (a)60,000  ITC Ltd. GDS......................................         622
          75,000  India Cements Ltd. GDR............................         412
          71,000  Indian Petrochemical Corp., Ltd. GDR..............       1,189
          22,000  Indian Rayon & Industries GDR.....................         325
       (a)83,750  Indo Rama Synthetics Ltd. GDR.....................       1,078
    (a)(e)25,000  Indo Rama Synthetics Ltd. GDR.....................         322
        (a)4,320  JCT Ltd. GDR......................................          17
          (e)160  JCT Ltd. GDR......................................           1
      (a)230,750  JK Corp. GDR......................................         721
          50,000  Mahindra & Mahindra Ltd. GDR......................         550
   (a)(g)186,045  Morgan Stanley India Investment Fund, Inc.........       2,070
          83,500  Raymond Ltd. GDR..................................       1,744
         317,000  SIV Industries GDR................................         951
      (a)280,000  Sanghi Polyester Ltd. GDR.........................         812
         310,300  Tube Investments of India.........................         968
          60,550  United Phosphorus Ltd. GDR........................         734
                                                                      ----------
                                                                          19,667
                                                                      ----------
  INDONESIA (5.5%)
      (d)143,000  Bank International Indonesia (Foreign)............         706
      (d)436,000  Barito Pacific Timber (Foreign)...................         286
      (d)459,000  Bimantara Citra (Foreign).........................         577
       (d)38,500  Charoen Pokphand Co., Ltd. (Foreign)..............          74
   (a)(d)347,000  Gudang Garam (Foreign)............................       1,487
       (d)93,500  Hanjaya Mandala Sampoerna (Foreign)...............       1,065
      (d)833,500  Indah Kiat Pulp & Paper (Foreign).................         815
       (d)91,000  Indocement Tunggal (Foreign)......................         313
      (d)110,500  Indosat (Foreign).................................         371
      (d)104,000  Kalbe Farma (Foreign).............................         232
    (a)(d)96,500  Semen Gresik (Foreign)............................         281
       (d)52,666  Sorini Corp. (Foreign)............................         290
    (d)1,790,000  Telekomunikasi (Foreign)..........................       2,711
       (d)40,500  United Tractors (Foreign).........................          64
                                                                      ----------
                                                                           9,272
                                                                      ----------
  ISRAEL (2.7%)
          18,250  Elbit Ltd.........................................       1,087
             680  First International Bank of Israel Ltd. '1'.......          71
           4,465  First International Bank of Israel Ltd. '5'.......         498
       (a)94,327  Israel Land Development Co., Ltd..................         232
           5,100  Koor Industries Ltd...............................         432
          16,500  Koor Industries Ltd. ADR..........................         283
          89,000  Osem Investment Ltd...............................         524
          55,000  Super Sol Ltd.....................................       1,170

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
  ISRAEL (CONT.)
           7,000  Teva Pharmaceutical Industries Ltd. ADR...........  $      265
                                                                      ----------
                                                                           4,562
                                                                      ----------
  KOREA (2.3%)
     (a)(d)1,960  Chosun Brewery (Foreign)..........................          67
       (d)17,380  Korea Electric Power (Foreign)....................         702
       (d)29,250  Korea Housing Bank................................         804
       (a)(d)537  Korea Mobile Telecommunications Corp. (Foreign)...         636
           5,000  Korea Mobile Telecommunications Corp. ADR.........          86
        (d)2,800  Pohang Iron & Steel Ltd. (Foreign)................         228
           5,220  Samsung Electronics Co. GDS.......................         270
        (a)5,680  Samsung Electronics Co. (Foreign).................         476
       (d)25,345  Shinhan Bank Co., Ltd. (Foreign)..................         592
           3,000  Yukong Ltd. (Foreign).............................          88
                                                                      ----------
                                                                           3,949
                                                                      ----------
  MEXICO (9.6%)
         137,011  ALFA S.A. de C.V..................................         615
          87,770  Apasco S.A. de C.V................................         485
      (a)659,310  Banacci 'B'.......................................       1,370
      (a)193,888  Banacci 'L'.......................................         368
         480,112  Cemex 'CPO'.......................................       1,703
       (e)65,099  Cemex S.A. de C.V. ADR............................         450
      (a)193,050  Cifra S.A. 'B'....................................         279
      (a)404,375  Cifra S.A. 'C'....................................         577
       (a)27,385  Empresas ICA Sociedad Controladora S.A. de C.V....         380
         828,920  Formento Economico Mexicano S.A. 'B'..............       2,350
    (a)(e)32,410  Grupo Carso S.A. ADR..............................         459
    (a)2,484,875  Grupo Financiero Bancomer 'B'.....................       1,082
   (a)(e)154,870  Grupo Financiero Bancomer 'B' ADR.................       1,336
       (a)35,745  Grupo Televisa S.A. GDR...........................       1,099
          20,628  Pan American Beverages, Inc. 'A'..................         918
          83,985  Telefonos de Mexico 'L' ADR.......................       2,814
                                                                      ----------
                                                                          16,285
                                                                      ----------
  MOROCCO (0.3%)
           2,700  Banque Morocaine..................................         121
           3,500  Banque Morocaine GDR..............................          50
           3,200  Omnium Nord Africain S.A..........................         147
           2,500  Sni Maroc.........................................         157
        (a)2,000  Wafabank..........................................          93
                                                                      ----------
                                                                             568
                                                                      ----------
  PAKISTAN (3.0%)
          98,600  Dewan Salman Fibre................................         118
         157,300  D.G. Khan Cement Ltd..............................          62
         569,700  Fauji Fertilizer Co., Ltd.........................       1,465
      (a)181,500  Karachi Electric..................................         191
      (a)150,000  Nishat Mills Ltd..................................          60
          35,100  Pakistan State Oil Co. Ltd........................         414
       (a)19,825  Pakistan Telecommunication Co.....................       2,265
      (a)399,000  Sui Northern Gas Pipelines........................         456
                                                                      ----------
                                                                           5,031
                                                                      ----------
  PHILIPPINES (3.0%)
         252,425  Ayala Land, Inc. 'B'..............................         453
         734,200  C&P Homes, Inc....................................         638
      (a)519,000  DMCI Holdings, Inc................................         371
                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
       2,433,800  JG Summit Holding 'B'.............................  $      910
          74,900  Manila Electric 'B'...............................         786
       1,288,350  Petron Corp.......................................         590
          13,200  Philippine Long Distance Telephone ADR............         786
       1,867,080  SM Prime Holdings, Inc............................         485
           2,200  San Miguel Corp. 'B'..............................           8
                                                                      ----------
                                                                           5,027
                                                                      ----------
  POLAND (1.5%)
          12,500  Bank Rozwoju Eksportu S.A.........................         327
          75,000  Big Bank Inicjatyw................................          94
       (a)15,750  Debica S.A........................................         383
           1,800  E. Wedel S.A......................................          81
          31,300  Elektrim..........................................         257
        (a)8,000  Fabryka Kotlow Rafako S.A.........................          47
          48,000  Mostostal-Export..................................         164
       (a)69,000  Polifarb Wroclaw S.A..............................         348
          32,000  Wielkopolski Bank Kredytowy.......................         173
           7,700  Zywiec............................................         595
                                                                      ----------
                                                                           2,469
                                                                      ----------
  PORTUGAL (0.0%)
        (a)6,000  Filmes Lusomundo..................................          37
                                                                      ----------
  RUSSIA (5.2%)
   (a)15,372,000  Irkutskenergo.....................................       1,783
      (a)110,000  Lukoil Holdings...................................       1,210
       (e)14,635  Lukoil Holdings ADR...............................         626
       2,200,000  Moscow Energy (Mosenergo).........................       1,958
      (a)459,000  Rostelekom........................................       1,102
   (a)22,130,000  Unified Energy System.............................       2,080
                                                                      ----------
                                                                           8,759
                                                                      ----------
  SOUTH AFRICA (3.6%)
         100,000  Amalgamated Banks of South Africa.................         554
          12,500  Anglo American Industrial Corp. Ltd...............         502
          49,500  Barlow Ltd........................................         517
         119,473  Bidvest Group Ltd.................................         714
          15,400  Drifontein Consolidation Ltd......................         206
          43,500  Gencor Ltd........................................         161
         101,500  JD Group Ltd......................................         550
       (g)34,265  Morgan Stanley Africa Investment Fund, Inc........         428
          37,850  Rembrant Group Ltd................................         356
         308,175  SA Iron & Steel Corp. Ltd.........................         241
          60,000  Sage Group Ltd....................................         288
         142,865  Sasol Ltd.........................................       1,550
          72,300  Spescom Electronics Ltd...........................          67
                                                                      ----------
                                                                           6,134
                                                                      ----------
  SINGAPORE (0.3%)
      (a)186,000  Want Want Holdings................................         500
                                                                      ----------
  TAIWAN (4.7%)
         277,000  Cathay Life Insurance Co., Ltd....................       1,953
       1,568,000  China Steel Corp..................................       1,641
         318,000  Hua Nan Commercial Bank...........................       1,676
      (a)238,068  Mosel Vitelic Ltd.................................         335
      (a)377,640  Taiwan Semiconductor Co...........................         789
         235,460  United Micro Electronics Corp., Ltd...............         349
         857,000  Yang Ming Marine Transport........................       1,264
                                                                      ----------
                                                                           8,007
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

                                                                           VALUE
          SHARES                                                           (000)
--------------------------------------------------------------------------------
  THAILAND (4.2%)
          35,300  Advanced Information Services Co., Ltd.
                    (Foreign).......................................  $      523
          94,100  Bangkok Bank Co., Ltd. (Foreign)..................       1,275
         237,300  Finance One Co., Ltd. (Foreign)...................       1,533
          61,000  National Finance & Securities Co., Ltd.
                    (Foreign).......................................         272
          25,800  Shinawatra Computer Co., Ltd. (Foreign)...........         559
         113,000  Siam Commercial Bank Co., Ltd. (Foreign)..........       1,638
         115,900  Thai Farmer's Bank Public Co. (Foreign)...........       1,269
                                                                      ----------
                                                                           7,069
                                                                      ----------
  TURKEY (5.6%)
       1,762,554  Aksa Akrilik Kimya Sanayii A.S....................         370
       2,820,500  Arcelik A.S.......................................         261
         355,000  Bagfas Bandirma Gubre Fabrikalari A.S.............          96
       1,660,000  Borusan Birmesik..................................         137
       4,185,000  Bossa Ticaret ve Sanayii Isletmeleri T.A.S........         423
       5,500,000  Demirbank Tas.....................................         188
       2,070,000  Ege Biracilik Ve Malt Sanayii.....................         945
       2,820,000  Ege Seramik Co., Inc..............................         113
         900,000  Erciyas Biracilik Ve Malt Sanayii.................         510
      17,000,000  Eregli Demir Ve Celik Fabrikalari T.A.S...........       1,884
       2,508,000  Guney Biraculik Ve Malt Sana......................         580
         387,000  Migros Turk.......................................         339
       7,776,000  Sabah.............................................         215
         835,979  Tat Konserve......................................         196
       4,340,000  Tofas Turk Otomobil Fabrikasi.....................         209
      11,735,058  Trakya Cam Sanayii A.S............................         643
      11,115,000  Turkiye Garanti Bankasi...........................         758
      13,893,750  Turkiye Garanti Banksai RFD.......................         879
      17,539,000  Yapi Ve Kredi Bankasi A.S.........................         497
       8,799,000  Yapi Ve Kredi Bankasi A.S. RFD....................         228
                                                                      ----------
                                                                           9,471
                                                                      ----------
TOTAL COMMON STOCKS (COST $121,237).................................     131,524
                                                                      ----------
PREFERRED STOCKS (8.6%)
  BRAZIL (NON-VOTING STOCKS) (8.1%)
     341,907,584  Banco Bradesco....................................       2,793
   (d)11,156,000  Banco Nacional....................................           1
       5,793,099  Brahma............................................       3,456
      16,664,000  Cia Energetica de Minas Gerais....................         443
           2,747  Cia Energetica de Minas Gerais ADR................          78
       2,080,000  Eletrobras 'B'....................................         595
         166,000  Investimentos Itausa S.A..........................         127
       4,061,200  Itaubanco.........................................       1,650
      10,145,000  Petrobras.........................................       1,248
       4,660,000  Pao de Acucar.....................................          77
      45,436,390  Telebras..........................................       3,172
         789,000  Telesp............................................         169
                                                                      ----------
                                                                          13,809
                                                                      ----------
  PORTUGAL (0.1%)
          11,780  Filmes Lusomundo..................................          94
                                                                      ----------
  RUSSIA (0.4%)
      (a)450,000  Rostelecom........................................         664
                                                                      ----------
TOTAL PREFERRED STOCKS (COST $11,903)...............................      14,567
                                                                      ----------
          NO. OF                                                        VALUE
          RIGHTS                                                        (000)
--------------------------------------------------------------------------------
RIGHTS (0.1%)
  POLAND (0.0%)
       (a)48,000  Mostostal-Export, expiring 8/14/96................  $        3
                                                                      ----------
  TURKEY (0.1%)
      (a)627,000  Tat Konserve A.S., expiring 7/24/96...............          93
                                                                      ----------
TOTAL RIGHTS (COST $128)............................................          96
                                                                      ----------
            FACE
          AMOUNT
           (000)
----------------
CONVERTIBLE DEBENTURES (0.1%)
  COLOMBIA (0.1%)
 $        (e)170  Banco de Colombia 5.20%, 2/1/99...................         152
                                                                      ----------
  INDIA (0.0)
             120  Tata Iron & Steel Co. 2.25%, 4/1/99...............         115
                                                                      ----------
TOTAL CONVERTIBLE DEBENTURES (COST $300)............................         267
                                                                      ----------
TOTAL FOREIGN SECURITIES (86.7%) (COST $133,568)....................     146,454
                                                                      ----------
SHORT TERM INVESTMENT (10.4%)
  REPURCHASE AGREEMENT (10.4%)
          17,521  Chase Securities, Inc., 5.15%, dated 6/28/96, due
                    7/1/96, to be repurchased at $17,529,
                    collateralized by $17,215 U.S. Treasury Notes,
                    7.125%, due 9/30/99, valued at $17,600
                    (COST $17,521)..................................      17,521
                                                                      ----------
TOTAL INVESTMENT IN SECURITIES (COST $151,089)......................     163,975
                                                                      ----------
FOREIGN CURRENCY (1.3%)
 ARP         14  Argentine Peso....................................           14
 BRC        800  Brazilian Real....................................          797
 EGP         33  Egyptian Pound....................................           10
 HKD        120  Hong Kong Dollar..................................           15
 IDR    461,247  Indonesian Rupiah.................................          198
 ISS          4  Israeli Shekel....................................            1
 KRW      7,198  Korean Won........................................            9
 MEP          5  Mexican Pesos.....................................            1
 PKR     15,164  Pakistani Rupee...................................          433
 PLZ         10  Polish Zloty......................................            4
 ZAR          3  South African Rand................................            1
 TWD     17,599  Taiwan Dollar.....................................          640
 TRL  4,801,341  Turkish Lira......................................           58
                                                                      ----------
TOTAL FOREIGN CURRENCY (COST $2,181)................................       2,181
                                                                      ----------
TOTAL INVESTMENTS (98.4%) (COST $153,270)...........................     166,156
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)........................       2,711
                                                                      ----------
NET ASSETS (100%)...................................................  $  168,867
                                                                      ----------
                                                                      ----------

------------
(a)     -- Non-income producing.
(d)     -- Security is valued at fair value -- see note A-1
          to financial statements.
(e)     -- 144A Security -- certain conditions for public
          sale may exist.
(g)     -- The Fund is advised by an affiliate.
ADR     -- American Depositary Receipt.
GDR     -- Global Depositary Receipt.
GDS     -- Global Depositary Share.
RFD     -- Ranked for Dividend.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             EMERGING MARKETS FUND

-------------------------------------------------------------------
                        PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

      SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION (UNAUDITED)

                                                          PERCENT
                                                             OF
                                              VALUE         NET
INDUSTRY                                      (000)        ASSETS
----------------------------------------  -------------   --------
Consumer Goods..........................  $      29,434      17.4%
Telecommunications......................         24,864      14.7
Finance.................................         24,783      14.7
Materials...............................         17,809      10.6
Energy..................................         13,983       8.3
Multi-Industry..........................         13,244       7.8
Capital Equipment.......................         10,845       6.4
Services................................          4,819       2.9
Real Estate.............................          4,226       2.5
Insurance...............................          2,241       1.3
Gold Mines..............................            206       0.1
                                          -------------       ---
                                          $     146,454      86.7%
                                          -------------       ---
                                          -------------       ---

  The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             AGGRESSIVE EQUITY FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
COMMON STOCKS (94.8%)
  CAPITAL GOODS / CONSTRUCTION (9.3%)
    AEROSPACE & DEFENSE (9.1%)
        800  General Dynamics Corp.............................  $    50
      3,800  McDonnell Douglas Corp............................      184
      6,200  United Technologies Corp..........................      713
                                                                 -------
                                                                     947
                                                                 -------
    BUILDING & CONSTRUCTION (0.2%)
   (a)1,100  AMRE, Inc.........................................       24
                                                                 -------
  TOTAL CAPITAL GOODS / CONSTRUCTION...........................      971
                                                                 -------
  CONSUMER--CYCLICAL (23.7%)
    BROADCASTING--RADIO & TELEVISION (1.0%)
   (a)3,500  Heftel Broadcasting Corp. `A'.....................      104
                                                                 -------
    ENTERTAINMENT & LEISURE (3.3%)
  (a)11,600  Gtech Holdings Corp...............................      344
                                                                 -------
    FOOD SERVICE & LODGING (15.5%)
  (a)13,600  Boston Chicken, Inc...............................      442
   (a)1,700  Foodmaker, Inc....................................       15
   (a)8,100  HFS, Inc..........................................      567
      5,400  ITT Corp. (New)...................................      358
      6,700  La Quinta Inns, Inc...............................      225
                                                                 -------
                                                                   1,607
                                                                 -------
    LEISURE RELATED (0.5%)
      3,300  International Game Technology.....................       56
                                                                 -------
    PHOTOGRAPHY & OPTICAL (0.9%)
      5,800  PCA International, Inc............................       97
                                                                 -------
    PUBLISHING (1.8%)
     12,000  K-III Communications Corp.........................      150
      1,000  New York Times Co. `A'............................       33
                                                                 -------
                                                                     183
                                                                 -------
    RETAIL--GENERAL (0.7%)
   (a)1,600  Petsmart, Inc.....................................       76
                                                                 -------
  TOTAL CONSUMER--CYCLICAL.....................................    2,467
                                                                 -------
  CONSUMER--STAPLES (31.8%)
    BEVERAGES (2.3%)
      6,950  Coca-Cola Enterprises, Inc........................      241
                                                                 -------
    FOOD (2.8%)
      4,000  Kellogg Co........................................      293
                                                                 -------
    TOBACCO (26.7%)
     12,900  Philip Morris Cos., Inc...........................    1,342
     42,000  RJR Nabisco Holdings Corp.........................    1,302
      3,700  UST, Inc..........................................      127
                                                                 -------
                                                                   2,771
                                                                 -------
  TOTAL CONSUMER--STAPLES......................................    3,305
                                                                 -------
  DIVERSIFIED (5.5%)
    DIVERSIFIED (5.5%)
      1,700  Allied Signal, Inc................................       97
      6,000  Loews Corp........................................      473
                                                                 -------
  TOTAL DIVERSIFIED............................................      570
                                                                 -------

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
  FINANCE (21.7%)
    BANKING (5.4%)
      1,700  Citicorp..........................................  $   140
      1,783  Wells Fargo Co....................................      426
                                                                 -------
                                                                     566
                                                                 -------
    FINANCIAL SERVICES (7.4%)
     10,000  American Express Co...............................      446
      1,400  CIGNA Corp........................................      165
      2,100  Student Loan Marketing Association................      155
                                                                 -------
                                                                     766
                                                                 -------
    INSURANCE (8.5%)
      1,800  ACE Ltd...........................................       84
     11,600  CMAC Investment Corp..............................      667
      2,100  PMI Group, Inc....................................       89
      1,400  PartnerRe Holdings Ltd............................       42
                                                                 -------
                                                                     882
                                                                 -------
    REAL ESTATE (0.4%)
   (a)1,600  Insignia Financial Group, Inc. `A'................       43
                                                                 -------
  TOTAL FINANCE................................................    2,257
                                                                 -------
  MATERIALS (1.4%)
    CHEMICALS (1.4%)
      1,000  Olin Corp.........................................       89
        800  Potash Corp. of Saskatchewan, Inc.................       53
                                                                 -------
                                                                     142
                                                                 -------
  TECHNOLOGY (1.4%)
    ELECTRONICS (0.9%)
      1,300  Intel Corp........................................       95
                                                                 -------
    SOFTWARE SERVICES (0.5%)
      1,200  IMC Global, Inc...................................       45
                                                                 -------
  TOTAL TECHNOLOGY.............................................      140
                                                                 -------
TOTAL COMMON STOCKS (COST $9,506)..............................    9,852
                                                                 -------
     NO. OF
  CONTRACTS
-----------
CALL OPTIONS (0.3%)
  FINANCE
     (a)500  Wells Fargo Co., expiring 1/17/98 (COST $24)......       29
                                                                 -------
       FACE
     AMOUNT
      (000)
-----------
SHORT-TERM INVESTMENT (11.9%)
  U.S. GOVERNMENT OBLIGATIONS (11.9%)
     $1,250  U.S. Treasury Bill, 8/29/96 (COST $1,239).........    1,239
                                                                 -------
TOTAL INVESTMENTS (107.0%) (COST $10,769)......................   11,120
LIABILITIES IN EXCESS OF OTHER ASSETS (-7.0%)..................     (730)
                                                                 -------
NET ASSETS (100%)..............................................  $10,390
                                                                 -------
                                                                 -------

---------------
(a)    --  Non-income producing.

     SECURITIES SOLD SHORT (NOTE A-6)                        VALUE
     SHARES                                                  (000)
     ------------------------------------------------------  ------
                1,100   Coca-Cola Enterprises, Inc.........  $  38
                3,900   HFS, Inc...........................    273
                  800   McDonnell Douglas Corp.............     39
                1,600   Philip Morris Cos., Inc............    166
               11,000   RJR Nabisco Holdings Corp..........    341
                3,700   UST, Inc...........................    127
                                                             ------
                        (TOTAL PROCEEDS $907)..............  $ 984
                                                             ------
                                                             ------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                             U.S. REAL ESTATE FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

                                                               VALUE
  SHARES                                                       (000)
--------------------------------------------------------------------

COMMON STOCKS (93.7%)
  APARTMENT (22.0%)
   7,900  Amli Residential Properties Trust REIT............  $  163
  15,500  Avalon Properties, Inc. REIT......................     337
   2,000  Bay Apartment Communities, Inc. REIT..............      52
   1,000  Columbus Realty Trust REIT........................      19
   5,000  Essex Property Trust, Inc. REIT...................     107
   1,200  Evans Withycombe Residential, Inc. REIT...........      25
  10,600  Irvine Apartment Communities, Inc. REIT...........     213
   4,600  Oasis Residential, Inc. REIT......................     101
   7,500  Paragon Group, Inc. REIT..........................     123
  10,300  South West Property Trust REIT....................     138
                                                              ------
                                                               1,278
                                                              ------
  LAND (0.7%)
(a)4,500  Catellus Development Corp. .......................      41
                                                              ------
  LODGING/LEISURE (12.0%)
   7,500  Felcor Suite Hotels, Inc. REIT....................     229
(a)6,400  Host Marriott Corp. ..............................      84
(a)1,000  Interstate Hotels Co. ............................      22
(a)14,000 John Q Hammons Hotels, Inc. ......................     152
     600  National Golf Properties, Inc. ...................      14
(a)5,600  Servico, Inc. ....................................      85
   3,000  Starwood Lodging Trust REIT.......................     109
                                                              ------
                                                                 695
                                                              ------
  MANUFACTURED HOME (7.6%)
  18,600  ROC Communities, Inc. REIT........................     444
                                                              ------
  OFFICE & INDUSTRIAL (31.6%)
    INDUSTRIAL (16.6%)
   7,800  Eastgroup Properties REIT.........................     170
  23,500  Meridian Industrial Trust REIT....................     432
  16,000  Pacific Gulf Properties, Inc. REIT................     268
   5,200  Security Capital Industrial Trust REIT............      92
                                                              ------
                                                                 962
                                                              ------
    OFFICE (4.1%)
  14,000  Parkway Co. ......................................     213
(a)3,100  Trizec Corp. .....................................      24
                                                              ------
                                                                 237
                                                              ------
    OFFICE & INDUSTRIAL (10.9%)
  17,900  Bedford Property Investors, Inc. REIT.............     242
   1,700  Brandywine Realty Trust REIT......................      10
   7,000  Duke Realty Investment, Inc. REIT.................     212
   8,600  Liberty Property Trust REIT.......................     171
                                                              ------
                                                                 635
                                                              ------
  TOTAL OFFICE & INDUSTRIAL.................................   1,834
                                                              ------

                                                               VALUE
  SHARES                                                       (000)
--------------------------------------------------------------------

  RETAIL (14.9%)
    FACTORY OUTLET CENTER (0.4%)
     500  Factory Stores of America, Inc. REIT..............  $    4
     800  Horizon Group, Inc. REIT..........................      16
                                                              ------
                                                                  20
                                                              ------
    REGIONAL MALL (8.7%)
  12,500  DeBartolo Realty Corp. REIT.......................     202
   1,400  Glimcher Realty Trust REIT........................      24
  10,000  Taubman Center, Inc. REIT.........................     111
   7,100  Urban Shopping Centers, Inc. REIT.................     169
                                                              ------
                                                                 506
                                                              ------
    SHOPPING CENTER (5.8%)
  13,400  Alexander Haagen Properties, Inc. REIT............     171
  11,300  Burnham Pacific Property Trust REIT...............     131
   1,100  Price, Inc. REIT..................................      36
                                                              ------
                                                                 338
                                                              ------
  TOTAL RETAIL..............................................     864
                                                              ------
  SELF STORAGE (4.9%)
     100  Public Storage, Inc. REIT.........................       2
   9,300  Shurgard Storage Centers, Inc. 'A' REIT...........     235
   2,500  Storage Trust Realty REIT.........................      51
                                                              ------
                                                                 288
                                                              ------
TOTAL COMMON STOCKS (COST $5,234)...........................   5,444
                                                              ------

    FACE
  AMOUNT
   (000)
--------

SHORT-TERM INVESTMENT (5.0%)
  REPURCHASE AGREEMENT (5.0%)
$     289 Chase Securities, Inc., 5.15%, dated 6/28/96, due
            7/1/96, to be repurchased at $289,
            collateralized by $285 U.S. Treasury Notes,
            7.125%, due 9/30/99, valued at $291 (COST
            $289)...........................................      289
                                                              -------
TOTAL INVESTMENTS (98.7%) (COST $5,523).....................    5,733
OTHER ASSETS IN EXCESS OF LIABILITIES (1.3%)................       75
                                                              -------
NET ASSETS (100%)...........................................  $ 5,808
                                                              -------
                                                              -------
---------------

(a)    -- Non-income producing.
REIT   -- Real Estate Investment Trust.

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1996

    FACE
  AMOUNT                                                       VALUE
   (000)                                                       (000)
--------------------------------------------------------------------

CORPORATE BONDS AND NOTES (67.8%)
  BROADCAST--RADIO & TELEVISION (8.5%)
    $130  Cablevision Systems Corp., 9.875%, 5/15/06........  $  125
     150  Continental Cablevision, Inc., 9.50%, 8/1/13......     163
  (n)300  Marcus Cable Co., Series B, 0.00%, 12/15/05.......     185
     200  Rogers Cablesystems Ltd., 10.00%, 3/15/05.........     198
     250  Viacom, Inc., 8.00%, 7/7/06.......................     229
                                                              ------
                                                                 900
                                                              ------
  BUILDING MATERIALS & COMPONENTS (0.9%)
     125  G-I Holdings, Inc., Series B, Zero Coupon,
            10/1/98.........................................     100
                                                              ------
  CAPITAL GOODS & CONSTRUCTION (0.4%)
      40  MDC Holdings, Series B, 11.125%, 12/15/03.........      39
                                                              ------
  CHEMICALS (0.7%)
      80  Harris Chemical, 10.25%, 7/15/01..................      80
                                                              ------
  COMPUTERS (1.9%)
  (e)200  Unisys Corp., 12.00%, 4/15/03.....................     203
                                                              ------
  CONSUMER--CYCLICAL (0.3%)
      65  Exide Corp., 2.90%, 12/15/05......................      36
                                                              ------
  DIVERSIFIED (1.2%)
     125  TLC Beatrice International Holdings, 11.50%,
            10/1/05.........................................     127
                                                              ------
  ENERGY (1.1%)
     120  Nuevo Energy, 9.50%, 4/15/06......................     119
                                                              ------
  ENTERTAINMENT & LEISURE (2.0%)
     250  Six Flags Theme Park, Inc., Series A, 12.25%,
            6/15/05.........................................     213
                                                              ------
  ENVIRONMENTAL CONTROLS (3.8%)
     116  Midland Cogeneration Ventures, Series C-91,
            10.33%, 7/23/02.................................     120
     125  Midland Funding II, Series A, 11.75%, 7/23/05.....     131
     150  Norcal Waste Systems, 12.75%, 11/15/05............     158
                                                              ------
                                                                 409
                                                              ------
  FOOD (1.4%)
     150  Smith's Food & Drug, 11.25%, 5/15/07..............     152
                                                              ------
  FOOD SERVICE & LODGING (1.4%)
     150  Host Marriott Travel Plaza, Series B, 9.50%,
            5/15/05.........................................     144
                                                              ------
  FOREST PRODUCTS & PAPER (2.6%)
     180  Crown Paper Co., 11.00%, 9/1/05...................     171
     100  SD Warren Co., Series B, 12.00%, 12/15/04.........     106
                                                              ------
                                                                 277
                                                              ------
  GAMING & LODGING (4.7%)
  (e)200  Courtyard By Marriott, 10.75%, 2/1/08.............     196
      20  Grand Casinos, Inc., 10.125%, 12/1/03.............      21
  (e)150  HMC Acquisition Properties, Series B, 9.00%,
            12/15/07........................................     137
     150  Trump Atlantic, 11.25%, 5/1/06....................     150
                                                              ------
                                                                 504
                                                              ------

    FACE
  AMOUNT                                                       VALUE
   (000)                                                       (000)
--------------------------------------------------------------------
  HEALTH CARE SUPPLIES & SERVICES (0.5%)
  $(e)50  Homeside, Inc., 11.25%, 5/15/03...................  $   52
                                                              ------
  INSURANCE (3.5%)
     275  Home Holdings, Inc., 8.625%, 12/15/03.............     179
     200  Reliance Group Holdings, Inc., 9.00%, 11/15/00....     198
                                                              ------
                                                                 377
                                                              ------
  METALS ( 1.4%)
     150  Algoma Steel, Inc. (Yankee Bond), 12.375%,
            7/15/05.........................................     146
                                                              ------
  PACKAGING & CONTAINER (5.4%)
     150  Owens-Illinois, Inc., 11.00%, 12/1/03.............     161
      50  Gaylord Container Corp., 11.50%, 5/15/01..........      51
      45  Gaylord Container Corp., 12.75%, 5/15/05..........      47
     310  Stone Container Corp., 10.75%, 10/1/02............     313
                                                              ------
                                                                 572
                                                              ------
  RETAIL--GENERAL (2.1%)
     280  Southland Corp., 5.00%, 12/15/03..................     218
                                                              ------
  SOAP & TOILETRIES (2.0%)
     250  Revlon Worldwide, Series B, Zero Coupon,
            3/15/98.........................................     208
                                                              ------
  TELECOMMUNICATIONS (19.9%)
(e)(n)300 Brooks Fiber Properties, 0.00%, 3/1/06............     159
     215  Comcast Cellular Corp., Series B, Zero Coupon,
            3/5/00..........................................     148
     110  Comcast Corp., Series A, 9.375%, 5/15/05..........     106
(e)(n)250 Echostar Satellite Broadcast, 0.00%, 3/15/04......     155
     325  Lenfest Communications, 8.375%, 11/1/05...........     297
   (e)35  Lenfest Communications, 10.50%, 6/15/06...........      35
  (n)510  MFS Communications, 0.00%, 1/15/06................     311
  (n)700  Nextel Communications, 0.00%, 8/15/04.............     411
  (n)275  Occidente Y Caribe, 0.00%, 3/15/04................     140
      40  Philippines Long Distance Telephone, 9.25%,
            6/30/06.........................................      40
     250  TCI Communications, Inc., 7.875%, 2/15/26.........     218
  (n)170  Telewest plc., 0.00%, 10/1/07.....................     101
                                                              ------
                                                               2,121
                                                              ------
  TEXTILES & APPAREL (2.1%)
      60  Collins & Aikman Products, 11.50%, 4/15/06........      61
     165  Westpoint Stevens, Inc., 9.375%, 12/15/05.........     160
                                                              ------
                                                                 221
                                                              ------
TOTAL CORPORATE BONDS AND NOTES (COST $7,320)...............   7,218
                                                              ------

    The accompanying notes are an integral part of the financial statements.

                                 MORGAN STANLEY
                                HIGH YIELD FUND

-------------------------------------------------------------------
                          PORTFOLIO OF INVESTMENTS (CONT.)
                                 JUNE 30, 1996

    FACE
  AMOUNT                                                       VALUE
   (000)                                                       (000)
--------------------------------------------------------------------
ASSET BACKED SECURITIES (3.7%)
  FINANCE (2.1%)
$       263 DR Securitized Lease Trust, Series 1994-K1, Class
            A1, 7.60%, 8/15/07..............................  $  221
                                                              ------
  TRANSPORTATION (1.6%)
     175  Aircraft Lease Portfolio Securization Ltd., Series
            1996-1, Class D, 12.75%, 6/15/06                     175
                                                              ------
TOTAL ASSET BACKED SECURITIES (COST $395)...................     396
                                                              ------
FOREIGN GOVERNMENT BONDS (10.7%)
  (n)800  Republic of Argentina Series L, 5.25%, 3/31/23....     439
  (h)650  Federal Republic of Brazil Par Bond, Series Z-L,
            5.00%, 4/15/24..................................     361
     250  United Mexican States, Series B, 6.25%,
            12/31/19........................................     160
  (h)250  Government of Venezuela Front Loaded Interest
            Reduction Bond, Series A, 6.375%, 3/31/07.......     181
                                                              ------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,122)................   1,141
                                                              ------

      SHARES
------------
PREFERRED STOCKS (2.0%)
   (a)(e)215  Time Warner, Inc., Series K (COST $215)....       211
                                                           --------

      NO. OF
      RIGHTS
------------
RIGHTS (0.0%)
(a)(d)250,000 United Mexican States, expiring 12/31/96
                (COST $0)................................        --
                                                           --------

        FACE
      AMOUNT                                                  VALUE
       (000)                                                  (000)
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS (16.5%)
  COMMERCIAL PAPER (14.1%)
 $       300  AT&T Corp., 5.34%, 7/24/96.................  $    299
         300  Dun & Bradstreet, 5.36%, 7/25/96...........       299
         300  Gannett, 5.33%, 7/19/96....................       299
         300  IBM, 5.36%, 7/8/96.........................       300
         300  Motorola, 5.33%, 7/16/96...................       299
                                                           --------
                                                              1,496
                                                           --------
  REPURCHASE AGREEMENT (2.4%)
         253  Chase Securities, Inc., 5.15%, dated
                6/28/96, due 7/1/96, to be repurchased at
                $253, collateralized by $250 U.S Treasury
                Notes, 7.125%, due 9/30/99, valued at
                $258.....................................       253
                                                           --------
TOTAL SHORT-TERM INVESTMENTS (COST $1,749)...............     1,749
                                                           --------
TOTAL INVESTMENTS (100.7%) (COST $10,801)................    10,715
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)............       (71)
                                                           --------
NET ASSETS (100%)........................................  $ 10,644
                                                           --------
                                                           --------
---------------

(a)   -- Non-income producing.
(d) -- Security is valued at fair value -- see note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
(h) -- Variable or floating rate securities -- rate disclosed is as of June 30, 1996.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1996. Maturity date disclosed is the ultimate maturity date.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                      STATEMENT OF ASSETS AND LIABILITIES

-------------------------------------------------------------------

                                 JUNE 30, 1996

                                  GLOBAL        GLOBAL                                 WORLDWIDE
                                  EQUITY         FIXED         ASIAN      AMERICAN          HIGH         LATIN      EMERGING
                              ALLOCATION        INCOME        GROWTH         VALUE        INCOME      AMERICAN       MARKETS
                                    FUND          FUND          FUND          FUND          FUND          FUND          FUND
                                   (000)         (000)         (000)         (000)         (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in
   Securities, at Value
   (Note 1) -- See
   accompanying
   portfolios              $    137,244    $    11,120   $   463,721   $   42,755    $   92,304    $   26,505    $  163,975
  Foreign Currency at
   Value                            399             --         3,142           --            --            58         2,181
  Cash                                1            723            --           --           232            --           685
  Receivable for:
    Investments Sold              2,238             --         4,348          428         1,448           792         3,510
    Fund Shares Sold              1,832             11         1,821          369         1,708         1,258         2,142
    Dividends                       399             --           757           95            --           130           596
    Interest                          2            155             6            1         1,684             6            12
    Foreign Withholding
     Tax Reclaim                     73              6            25           --            --            --             3
  Unrealized Gain on
   Forward Foreign
   Currency Contracts             1,162              3            --           --            --            --            --
  Deferred Organization
   Costs                             43             43            35           52            59            58            57
  Receivable from
   Investment Adviser                --             17            --           60            --            --            --
  Securities, at Value,
   Held as Collateral for
   Securities Loaned             23,165             --            --           --            --            --            --
  Other                               5             --            18           --            --            --             1
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Assets                166,563         12,078       473,873       43,760        97,435        28,807       173,162
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
LIABILITIES:
  Payable for:
    Investments Purchased         1,086            288           984          111           662           802         3,430
    Fund Shares Redeemed            153              4           710           31           287            24            65
    Bank Overdraft                   --             --           662           --            --           335            --
    Dividends Declared               --              1            --           23           309            --            --
    Investment Advisory
     Fees                           219             --         1,153           95           115            15           320
    Administrative Fees              40              4           114           11            23             8            39
    Custody Fees                     73              4           204            5            17            28           108
    Professional Fees                38             34            72           26            48            34            51
    Distribution Fees               211             21           682           72           154            29           173
    Shareholder Reporting
     Expenses                        41              6           150           32            37             7            39
    Directors' Fees and
     Expenses                         2             --             7            1            --            --             1
    Securities Sold Short            --             --            --           --            --            --            --
    Filing and
     Registration Fees               14             --            46            1            21             3            34
  Deferred Country Tax                1             --           157           --            --            --            35
  Dividend Payable on
   Securities Sold Short             --             --            --           --            --            --            --
  Collateral on
   Securities Loaned             23,165             --            --           --            --            --            --
  Other                               3             --            --           --             1            --            --
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
    Total Liabilities            25,046            362         4,941          408         1,674         1,285         4,295
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS                 $    141,517    $    11,716   $   468,932   $   43,352    $   95,761    $   27,522    $  168,867
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS CONSIST OF:
  Capital Stock at Par     $         10    $         1   $        28   $        3    $        8    $        2    $       14
  Paid in Capital in
   Excess of Par                119,218         11,909       426,860       35,893        91,713        25,263       157,148
  Undistributed
   (Distribution in
   excess of) Net
   Investment Income              2,710            (36)         (160)         (23)        1,157           132           306
  Accumulated
   (Distribution in
   excess of) Net
   Realized Gain (Loss)           4,743           (124)        4,456        2,321         3,553        (1,541)       (1,451)
  Unrealized Appreciation
   (Depreciation) on
   Investments and
   Foreign Currency
   Translations*                 14,836            (34)       37,748        5,158          (670)        3,666        12,850
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
NET ASSETS                 $    141,517    $    11,716   $   468,932   $   43,352    $   95,761    $   27,522    $  168,867
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS A SHARES:
  Net Assets               $     63,706    $     7,432   $   248,009   $   19,674    $   41,493    $   18,701    $  114,850
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                 4,318            748        14,464        1,345         3,326         1,481         9,521
  Net Asset Value and
   Redemption Price Per
   Share                   $      14.75    $      9.94   $     17.15   $    14.63    $    12.47    $    12.63    $    12.06
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
  Maximum Sales Charge            4.75%          4.75%         4.75%        4.75%         4.75%         4.75%         4.75%
  Maximum Offering Price
   Per Share (Net Asset
   Value Per Share x
   100/95.25)              $      15.49    $     10.44   $     18.01   $    15.36    $    13.09    $    13.26    $    12.66
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS B SHARES:
  Net Assets               $     14,786    $     1,440   $    52,853   $    2,485    $   26,174    $    2,041    $   10,416
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                 1,022            145         3,144          170         2,104           164           873
  Net Asset Value and
   Offering Price Per
   Share                   $      14.46    $      9.91   $     16.81   $    14.63    $    12.44    $    12.45    $    11.94
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
CLASS C SHARES:
  Net Assets               $     63,025    $     2,844   $   168,070   $   21,193    $   28,094    $    6,780    $   43,601
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                 4,349            287        10,015        1,448         2,257           546         3,654
  Net Asset Value and
   Offering Price Per
   Share                   $      14.49    $      9.90   $     16.78   $    14.64    $    12.45    $    12.43    $    11.93
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
  Investments at Cost,
   Including Foreign
   Currency                $    123,918    $    11,155   $   428,959   $   37,597    $   92,940    $   22,895    $  153,270
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------
                           -------------   -----------   -----------   -----------   -----------   -----------   -----------


                              AGGRESSIVE            U.S.            HIGH
                                  EQUITY     REAL ESTATE           YIELD
                                    FUND            FUND            FUND
                                   (000)           (000)           (000)
--------------------------------------------------------------------------------------
ASSETS:
  Investments in
   Securities, at Value
   (Note 1) -- See
   accompanying
   portfolios              $     11,120    $      5,733    $      10,715
  Foreign Currency at
   Value                             --              --               --
  Cash                               --              --               40
  Receivable for:
    Investments Sold              1,017              --               87
    Fund Shares Sold                141             182               10
    Dividends                        32              39               --
    Interest                         --              --              143
    Foreign Withholding
     Tax Reclaim                     --              --               --
  Unrealized Gain on
   Forward Foreign
   Currency Contracts                --              --               --
  Deferred Organization
   Costs                            100              39               39
  Receivable from
   Investment Adviser                12              26               25
  Securities, at Value,
   Held as Collateral for
   Securities Loaned                 --              --               --
  Other                              --              --               --
                           -------------   -------------   -------------
    Total Assets                 12,422           6,019           11,059
                           -------------   -------------   -------------
LIABILITIES:
  Payable for:
    Investments Purchased           432             118              240
    Fund Shares Redeemed             --              --               --
    Bank Overdraft                  552               1               --
    Dividends Declared               10              12               86
    Investment Advisory
     Fees                            --              --               --
    Administrative Fees               3               1                2
    Custody Fees                      4               1                1
    Professional Fees                20              26               26
    Distribution Fees                13               6               12
    Shareholder Reporting
     Expenses                         4               5                6
    Directors' Fees and
     Expenses                        --              --               --
    Securities Sold Short           984              --               --
    Filing and
     Registration Fees                3               2                4
  Deferred Country Tax               --              --               --
  Dividend Payable on
   Securities Sold Short              7              --               --
  Collateral on
   Securities Loaned                 --              --               --
  Other                              --              39               38
                           -------------   -------------   -------------
    Total Liabilities             2,032             211              415
                           -------------   -------------   -------------
NET ASSETS                 $     10,390    $      5,808    $      10,644
                           -------------   -------------   -------------
                           -------------   -------------   -------------
NET ASSETS CONSIST OF:
  Capital Stock at Par     $          1    $         --    $           9
  Paid in Capital in
   Excess of Par                  9,175           5,579           10,706
  Undistributed
   (Distribution in
   excess of) Net
   Investment Income                 --              19               18
  Accumulated
   (Distribution in
   excess of) Net
   Realized Gain (Loss)             940              --               (3)
  Unrealized Appreciation
   (Depreciation) on
   Investments and
   Foreign Currency
   Translations*                    274             210              (86)
                           -------------   -------------   -------------
NET ASSETS                 $     10,390    $      5,808    $      10,644
                           -------------   -------------   -------------
                           -------------   -------------   -------------
CLASS A SHARES:
  Net Assets               $      5,382    $      1,829    $       3,907
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                   374             146              328
  Net Asset Value and
   Redemption Price Per
   Share                   $      14.40    $      12.52    $       11.92
                           -------------   -------------   -------------
                           -------------   -------------   -------------
  Maximum Sales Charge            4.75%           4.75%            4.75%
  Maximum Offering Price
   Per Share (Net Asset
   Value Per Share x
   100/95.25)              $      15.12    $      13.14    $       12.51
                           -------------   -------------   -------------
                           -------------   -------------   -------------
CLASS B SHARES:
  Net Assets               $      2,426    $      2,197    $       3,421
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                   169             175              287
  Net Asset Value and
   Offering Price Per
   Share                   $      14.38    $      12.52    $       11.93
                           -------------   -------------   -------------
                           -------------   -------------   -------------
CLASS C SHARES:
  Net Assets               $      2,582    $      1,782    $       3,316
  Shares Issued and
   Outstanding ($.001 par
   value) (Authorized
   2,625,000,000)                   180             142              278
  Net Asset Value and
   Offering Price Per
   Share                   $      14.37    $      12.52    $       11.93
                           -------------   -------------   -------------
                           -------------   -------------   -------------
  Investments at Cost,
   Including Foreign
   Currency                $     10,769    $      5,523    $      10,801
                           -------------   -------------   -------------
                           -------------   -------------   -------------

------------
* Net of accrual for Country tax of U.S. $1,000 for Global Equity Allocation Fund, $157,000 for Asian Growth Fund and $34,000 for Emerging Markets Fund.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                            STATEMENT OF OPERATIONS

-------------------------------------------------------------------

                                                              GLOBAL         ASIAN      AMERICAN     WORLDWIDE         LATIN
                                         GLOBAL EQUITY         FIXED        GROWTH         VALUE          HIGH      AMERICAN
                                            ALLOCATION   INCOME FUND          FUND          FUND   INCOME FUND          FUND
                                                  FUND    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                            YEAR ENDED      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                         JUNE 30, 1996          1996          1996          1996          1996          1996
                                                 (000)         (000)         (000)         (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                              $       2,529   $        --   $     6,265   $     1,339   $        --   $       484
  Interest                                         201         1,058           798           122         9,661           125
  Less Foreign Taxes Withheld                     (165)           (3)         (570)           --            --           (29)
                                         -------------   -----------   -----------   -----------   -----------   -----------
    Total Income                                 2,565         1,055         6,493         1,461         9,661           580
                                         -------------   -----------   -----------   -----------   -----------   -----------
EXPENSES:
  Investment Advisory Fees
    Basic Fee                                    1,048           122         3,762           364           527           219
    Less: Fees Waived                             (371)         (112)           --          (134)          (97)         (206)
                                         -------------   -----------   -----------   -----------   -----------   -----------
  Investment Advisory Fees -- Net                  677            10         3,762           230           430            13
  Administrative Fees                              390            57         1,115           135           213            70
  Custodian Fees                                   217            20           631            20            58           120
  Filing and Registration Fees                      15             2            48             3            23             5
  Directors' Fees and Expenses                       6             2            19             3             4             2
  Professional Fees                                 72            42           136            35            70            46
  Shareholder Reports                               80            15           308            53            60            18
  Dividend Expense on Securities Sold
   Short                                            --            --            --            --            --            --
  Distribution Fees
    Class A                                        126            26           516            57            90            28
    Class B                                         47             3           194            14           112             6
    Class C                                        496            56         1,505           187           231            55
  Amortization of Organizational Costs              23            22            14            20            19            18
  Blue Sky Fees
    Class A                                         11            12            14            14            14            11
    Class B                                          1            --             2             1             4             1
    Class C                                         11             6            10            12             9             5
  Country Tax Expense                               --            --            --            --            --             8
  Other                                             29            10            63            11            20            11
  Expenses Reimbursed by Adviser                    --            --            --            --            --            --
                                         -------------   -----------   -----------   -----------   -----------   -----------
    Net Expenses                                 2,201           283         8,337           795         1,357           417
                                         -------------   -----------   -----------   -----------   -----------   -----------
Net Investment Income (Loss)                       364           772        (1,844)          666         8,304           163
                                         -------------   -----------   -----------   -----------   -----------   -----------
NET REALIZED GAIN (LOSS) ON:
  Investments                                    5,761           400         5,503         2,783         3,822           765
  Securities Sold Short                             --            --            --            --            --            --
  Foreign Currency Translations                  5,888            89          (139)           --           238           (13)
                                         -------------   -----------   -----------   -----------   -----------   -----------
    Net Realized Gain (Loss)                    11,649           489         5,364         2,783         4,060           752
                                         -------------   -----------   -----------   -----------   -----------   -----------
CHANGE IN UNREALIZED APPRECIATION/
 DEPRECIATION ON:
  Investments                                    8,929          (481)        9,619         3,203          (627)        5,112
  Foreign Currency Translations                    849           (32)         (154)           --           (10)           --
                                         -------------   -----------   -----------   -----------   -----------   -----------
    Change in Unrealized
     Appreciation/Depreciation                   9,778          (513)        9,465         3,203          (637)        5,112
                                         -------------   -----------   -----------   -----------   -----------   -----------
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation/Depreciation           21,427           (24)       14,829         5,986         3,423         5,864
                                         -------------   -----------   -----------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $      21,791   $       748   $    12,985   $     6,652   $    11,727   $     6,027
                                         -------------   -----------   -----------   -----------   -----------   -----------
                                         -------------   -----------   -----------   -----------   -----------   -----------

                                            EMERGING    AGGRESSIVE     U.S. REAL    HIGH YIELD
                                             MARKETS   EQUITY FUND   ESTATE FUND          FUND
                                                FUND    JANUARY 2,        MAY 1,        MAY 1,
                                          YEAR ENDED         1996*      1996* TO      1996* TO
                                            JUNE 30,   TO JUNE 30,      JUNE 30,      JUNE 30,
                                                1996          1996          1996          1996
                                               (000)         (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                              $     2,100   $        87   $        39   $        --
  Interest                                       632            24            12           141
  Less Foreign Taxes Withheld                   (132)           --            --            --
                                         -----------   -----------         -----         -----
    Total Income                               2,600           111            51           141
                                         -----------   -----------         -----         -----
EXPENSES:
  Investment Advisory Fees
    Basic Fee                                  1,082            31             9            13
    Less: Fees Waived                           (355)          (31)           (9)          (13)
                                         -----------   -----------         -----         -----
  Investment Advisory Fees -- Net                727            --            --            --
  Administrative Fees                            274            11             3             5
  Custodian Fees                                 359             7             1             1
  Filing and Registration Fees                    37             3             2             4
  Directors' Fees and Expenses                    41            --            --            --
  Professional Fees                               79            21            26            27
  Shareholder Reports                             69             5             5             6
  Dividend Expense on Securities Sold
   Short                                          --            11            --            --
  Distribution Fees
    Class A                                      131             4             1             2
    Class B                                       35            10             3             5
    Class C                                      309            10             3             5
  Amortization of Organizational Costs            18            --             1             1
  Blue Sky Fees
    Class A                                       13             3            --            --
    Class B                                        1             1            --            --
    Class C                                        7             2            --            --
  Country Tax Expense                             14            --            --            --
  Other                                           21             6            --            --
  Expenses Reimbursed by Adviser                  --           (10)          (26)          (25)
                                         -----------   -----------         -----         -----
    Net Expenses                               2,135            84            19            31
                                         -----------   -----------         -----         -----
Net Investment Income (Loss)                     465            27            32           110
                                         -----------   -----------         -----         -----
NET REALIZED GAIN (LOSS) ON:
  Investments                                   (427)          876            --            (3)
  Securities Sold Short                           --            67            --            --
  Foreign Currency Translations                  (91)           --            --            --
                                         -----------   -----------         -----         -----
    Net Realized Gain (Loss)                    (518)          943            --            (3)
                                         -----------   -----------         -----         -----
CHANGE IN UNREALIZED APPRECIATION/
 DEPRECIATION ON:
  Investments                                 14,569           274           210           (86)
  Foreign Currency Translations                  (37)           --            --            --
                                         -----------   -----------         -----         -----
    Change in Unrealized
     Appreciation/Depreciation                14,532           274           210           (86)
                                         -----------   -----------         -----         -----
Net Realized Gain (Loss) and Change in
 Unrealized Appreciation/Depreciation         14,014         1,217           210           (89)
                                         -----------   -----------         -----         -----
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                         $    14,479   $     1,244   $       242   $        21
                                         -----------   -----------         -----         -----
                                         -----------   -----------         -----         -----

-----------------
* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                         GLOBAL EQUITY ALLOCATION FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         364  $             487
  Net Realized Gain                                                                                 11,649                137
  Change in Unrealized Appreciation/Depreciation                                                     9,778              3,795
                                                                                             -------------           --------
  Net Increase in Net Assets from Operations                                                        21,791              4,419
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                           (1,295)                --
  Class B                                                                                              (69)
  Class C                                                                                           (1,106)                --
  In Excess of Net Investment Income:
  Class A                                                                                               --               (168)
  Class C                                                                                               --                (82)
                                                                                             -------------           --------
                                                                                                    (2,470)              (250)
                                                                                             -------------           --------
  Net Realized Gains:
  Class A                                                                                           (1,591)              (427)
  Class B                                                                                              (96)                --
  Class C                                                                                           (1,624)              (407)
                                                                                             -------------           --------
                                                                                                    (3,311)              (834)
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                           (5,781)            (1,084)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                        58,409             32,645
  Distributions Reinvested                                                                           5,268                996
  Redeemed                                                                                         (21,216)           (17,247)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              42,461             16,394
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                      58,471             19,729
NET ASSETS -- Beginning of Year                                                                     83,046             63,317
                                                                                             -------------           --------
NET ASSETS -- End of Year (Including distributions in excess of net investment income of
 $2,710 and $990, respectively)                                                              $     141,517  $          83,046
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                      1,702              1,341
     Distributions Reinvested                                                                          197                 45
     Redeemed                                                                                         (960)              (794)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                          939                592
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      23,872  $          16,461
     Distributions Reinvested                                                                        2,639                546
     Redeemed                                                                                      (13,331)            (9,697)
                                                                                             -------------           --------
   Net Increase                                                                              $      13,180  $           7,310
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Subscribed                                                                                      1,017                 --
     Distributions Reinvested                                                                           12                 --
     Redeemed                                                                                           (7)                --
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                        1,022                 --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      14,112  $              --
     Distributions Reinvested                                                                          158                 --
     Redeemed                                                                                         (100)                --
                                                                                             -------------           --------
   Net Increase                                                                              $      14,170  $              --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Subscribed                                                                                      1,482              1,329
     Distributions Reinvested                                                                          186                 38
     Redeemed                                                                                         (575)              (623)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                        1,093                744
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      20,425  $          16,184
     Distributions Reinvested                                                                        2,471                450
     Redeemed                                                                                       (7,785)            (7,550)
                                                                                             -------------           --------
   Net Increase                                                                              $      15,111  $           9,084
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         772  $             869
  Net Realized Gain (Loss)                                                                             489               (435)
  Change in Unrealized Appreciation /Depreciation                                                     (513)             1,228
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Operations                                                 748              1,662
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                             (771)              (369)
  Class B                                                                                              (21)                --
  Class C                                                                                             (399)              (173)
  In Excess of Net Investment Income:
  Class A                                                                                              (23)                --
  Class B                                                                                               (1)                --
  Class C                                                                                              (12)                --
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                           (1,227)              (542)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                         8,720              8,903
  Distributions Reinvested                                                                             676                328
  Redeemed                                                                                         (14,258)            (9,070)
                                                                                             -------------           --------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions                   (4,862)               161
                                                                                             -------------           --------
  Total Increase (Decrease) in Net Assets                                                           (5,341)             1,281
NET ASSETS -- Beginning of Year                                                                     17,057             15,776
                                                                                             -------------           --------
NET ASSETS -- End of Year (Including undistributed (distributions in excess of) net
 investment income of $(36) and $330, respectively)                                          $      11,716  $          17,057
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                        589                682
     Distributions Reinvested                                                                           50                 27
     Redeemed                                                                                         (975)              (712)
                                                                                             -------------           --------
   Net Decrease in Class A Shares Outstanding                                                         (336)                (3)
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       5,929  $           6,628
     Distributions Reinvested                                                                          507                258
     Redeemed                                                                                       (9,791)            (6,878)
                                                                                             -------------           --------
   Net Increase (Decrease)                                                                   $      (3,355) $               8
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Subscribed                                                                                        150                 --
     Distributions Reinvested                                                                            1                 --
     Redeemed                                                                                           (6)                --
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                          145                 --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       1,496  $              --
     Distributions Reinvested                                                                           14                 --
     Redeemed                                                                                          (63)                --
                                                                                             -------------           --------
   Net Increase                                                                              $       1,447  $              --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Subscribed                                                                                        130                239
     Distributions Reinvested                                                                           15                  7
     Redeemed                                                                                         (443)              (228)
                                                                                             -------------           --------
   Net Increase (Decrease) in Class C Shares Outstanding                                              (298)                18
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       1,295  $           2,275
     Distributions Reinvested                                                                          155                 70
     Redeemed                                                                                       (4,404)            (2,192)
                                                                                             -------------           --------
   Net Increase (Decrease)                                                                   $      (2,954) $             153
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                                        $      (1,844) $            (944)
  Net Realized Gain                                                                                  5,364              5,252
  Change in Unrealized Appreciation/Depreciation                                                     9,465             19,182
                                                                                             -------------  -----------------
  Net Increase in Net Assets Resulting from Operations                                              12,985             23,490
                                                                                             -------------  -----------------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                                                               --             (4,935)
  Class C                                                                                               --             (4,055)
  In Excess of Net Realized Gain
  Class A                                                                                               --               (241)
  Class C                                                                                               --               (198)
                                                                                             -------------  -----------------
  Net Decrease in Net Assets Resulting From Distributions                                               --             (9,429)
                                                                                             -------------  -----------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                       241,482            109,249
  Distributions Reinvested                                                                              --              8,260
  Redeemed                                                                                        (103,699)           (68,507)
                                                                                             -------------  -----------------
  Net Increase in Net Assets Resulting from Capital Share Transactions                             137,783             49,002
                                                                                             -------------  -----------------
  Total Increase in Net Assets                                                                     150,768             63,063
NET ASSETS -- Beginning of Year                                                                    318,164            255,101
                                                                                             -------------  -----------------
NET ASSETS -- End of Year                                                                    $     468,932  $         318,164
                                                                                             -------------  -----------------
                                                                                             -------------  -----------------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                      7,522              3,855
     Distributions Reinvested                                                                           --                299
     Redeemed                                                                                       (3,936)            (2,192)
                                                                                             -------------  -----------------
   Net Increase in Class A Shares Outstanding                                                        3,586              1,962
                                                                                             -------------  -----------------
                                                                                             -------------  -----------------
   Dollars:
     Subscribed                                                                              $     127,388  $          62,609
     Distributions Reinvested                                                                           --              4,563
     Redeemed                                                                                      (65,894)           (35,024)
                                                                                             -------------  -----------------
   Net Increase                                                                              $      61,494  $          32,148
                                                                                             -------------  -----------------
                                                                                             -------------  -----------------
   Class B+:
    --------
   Shares:
     Subscribed                                                                                      3,225                 --
     Redeemed                                                                                          (81)                --
                                                                                             -------------  -----------------
   Net Increase in Class B Shares Outstanding                                                        3,144                 --
                                                                                             -------------  -----------------
                                                                                             -------------  -----------------
   Dollars:
     Subscribed                                                                              $      54,005  $              --
     Redeemed                                                                                       (1,375)                --
                                                                                             -------------  -----------------
   Net Increase                                                                              $      52,630  $              --
                                                                                             -------------  -----------------
                                                                                             -------------  -----------------
   Class C:
    --------
   Shares:
     Subscribed                                                                                      3,629              2,904
     Distributions Reinvested                                                                           --                245
     Redeemed                                                                                       (2,229)            (2,123)
                                                                                             -------------  -----------------
   Net Increase in Class C Shares Outstanding                                                        1,400              1,026
                                                                                             -------------  -----------------
                                                                                             -------------  -----------------
   Dollars:
     Subscribed                                                                              $      60,089  $          46,640
     Distributions Reinvested                                                                           --              3,697
     Redeemed                                                                                      (36,430)           (33,483)
                                                                                             -------------  -----------------
   Net Increase                                                                              $      23,659  $          16,854
                                                                                             -------------  -----------------
                                                                                             -------------  -----------------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         666  $             474
  Net Realized Gain                                                                                  2,783                362
  Change in Unrealized Appreciation /Depreciation                                                    3,203              2,637
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Operations                                               6,652              3,473
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                             (443)              (350)
  Class B                                                                                              (17)                --
  Class C                                                                                             (209)              (143)
  In Excess of Net Investment Income:
  Class A                                                                                              (12)                --
  Class B                                                                                               (1)                --
  Class C                                                                                              (10)                --
                                                                                             -------------           --------
                                                                                                      (692)              (493)
                                                                                             -------------           --------
  Net Realized Gain:
  Class A                                                                                             (331)              (260)
  Class B                                                                                              (20)                --
  Class C                                                                                             (252)              (167)
                                                                                             -------------           --------
                                                                                                      (603)              (427)
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                           (1,295)              (920)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                        18,813             15,936
  Distributions Reinvested                                                                             900                472
  Redeemed                                                                                         (16,260)            (2,373)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                               3,453             14,035
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                       8,810             16,588
NET ASSETS -- Beginning of Year                                                                     34,542             17,954
                                                                                             -------------           --------
NET ASSETS -- End of Year (Including undistributed (distributions in excess of) net
 investment income of $(23) and $13, respectively)                                           $      43,352  $          34,542
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                        515                794
     Distributions Reinvested                                                                           42                 29
     Redeemed                                                                                         (816)              (135)
                                                                                             -------------           --------
   Net Increase (Decrease) in Class A Shares Outstanding                                              (259)               688
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       7,053  $           9,738
     Distributions Reinvested                                                                          573                351
     Redeemed                                                                                      (11,471)            (1,647)
                                                                                             -------------           --------
   Net Increase (Decrease)                                                                   $      (3,845) $           8,442
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Subscribed                                                                                        174                 --
     Distributions Reinvested                                                                            3                 --
     Redeemed                                                                                           (7)                --
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                          170                 --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       2,376  $              --
     Distributions Reinvested                                                                           36                 --
     Redeemed                                                                                          (93)                --
                                                                                             -------------           --------
   Net Increase                                                                              $       2,319  $              --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Subscribed                                                                                        685                506
     Distributions Reinvested                                                                           21                 11
     Redeemed                                                                                         (334)               (60)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                          372                457
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       9,384  $           6,198
     Distributions Reinvested                                                                          291                121
     Redeemed                                                                                       (4,696)              (726)
                                                                                             -------------           --------
   Net Increase                                                                              $       4,979  $           5,593
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND

                                                                                                YEAR ENDED         YEAR ENDED
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $       8,304  $           2,264
  Net Realized Gain (Loss)                                                                           4,060               (470)
  Change in Unrealized Appreciation /Depreciation                                                     (637)                82
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Operations                                              11,727              1,876
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                           (3,806)            (1,262)
  Class B                                                                                           (1,176)                --
  Class C                                                                                           (2,325)              (906)
                                                                                             -------------           --------
                                                                                                    (7,307)            (2,168)
                                                                                             -------------           --------
  Net Realized Gain:
  Class A                                                                                               --               (104)
  Class C                                                                                               --                (97)
                                                                                             -------------           --------
                                                                                                        --               (201)
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                           (7,307)            (2,369)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                       103,978             21,132
  Distributions Reinvested                                                                           3,981                918
  Redeemed                                                                                         (43,317)            (7,796)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              64,642             14,254
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                      69,062             13,761
NET ASSETS -- Beginning of Year                                                                     26,699             12,938
                                                                                             -------------           --------
NET ASSETS -- End of Year (Including undistributed net investment income of $1,157 and
 $165, respectively)                                                                         $      95,761  $          26,699
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                      4,713              1,277
     Distributions Reinvested                                                                          190                 51
     Redeemed                                                                                       (2,858)              (611)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                        2,045                717
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      56,635  $          14,466
     Distributions Reinvested                                                                        2,294                542
     Redeemed                                                                                      (34,479)            (6,987)
                                                                                             -------------           --------
   Net Increase                                                                              $      24,450  $           8,021
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Subscribed                                                                                      2,125                 --
     Distributions Reinvested                                                                           44                 --
     Redeemed                                                                                          (65)                --
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                        2,104                 --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      25,745  $              --
     Distributions Reinvested                                                                          538                 --
     Redeemed                                                                                         (797)                --
                                                                                             -------------           --------
   Net Increase                                                                              $      25,486  $              --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Subscribed                                                                                      1,792                564
     Distributions Reinvested                                                                           95                 35
     Redeemed                                                                                         (656)               (73)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                        1,231                526
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      21,598  $           6,666
     Distributions Reinvested                                                                        1,149                376
     Redeemed                                                                                       (8,041)              (809)
                                                                                             -------------           --------
   Net Increase                                                                              $      14,706  $           6,233
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

+ The Fund began offering Class B shares on August 1, 1995.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND

                                                                                                YEAR ENDED   JULY 6, 1994* TO
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                               $         163  $             (58)
  Net Realized Gain (Loss)                                                                             752             (2,340)
  Change in Unrealized Appreciation/Depreciation                                                     5,112             (1,446)
                                                                                             -------------           --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                                    6,027             (3,844)
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                              (18)                --
  Paid in Capital:
  Class A                                                                                               --               (124)
  Class C                                                                                               --                (50)
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                              (18)              (174)
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                        19,885             21,076
  Distributions Reinvested                                                                              15                135
  Redeemed                                                                                         (10,130)            (5,450)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulitng from Capital Share Transactions                               9,770             15,761
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                      15,779             11,743
NET ASSETS-- Beginning of Period                                                                    11,743                 --
                                                                                             -------------           --------
NET ASSETS -- End of Period (Including undistributed net investment income of $132 and $0,
 respectively)                                                                               $      27,522  $          11,743
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                      1,373              1,235
     Distributions Reinvested                                                                            1                  9
     Redeemed                                                                                         (737)              (400)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                          637                844
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      14,772  $          14,271
     Distributions Reinvested                                                                           15                103
     Redeemed                                                                                       (7,673)            (3,781)
                                                                                             -------------           --------
   Net Increase                                                                              $       7,114  $          10,593
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Subscribed                                                                                        169                 --
     Redeemed                                                                                           (5)                --
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                          164                 --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       1,858  $              --
     Redeemed                                                                                          (52)                --
                                                                                             -------------           --------
   Net Increase                                                                              $       1,806  $              --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Subscribed                                                                                        316                613
     Distributions Reinvested                                                                           --                  3
     Redeemed                                                                                         (224)              (162)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                           92                454
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       3,255  $           6,805
     Distributions Reinvested                                                                           --                 32
     Redeemed                                                                                       (2,405)            (1,669)
                                                                                             -------------           --------
   Net Increase                                                                              $         850  $           5,168
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
+ The Fund began offering Class B shares on August 1, 1995.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND

                                                                                                YEAR ENDED   JULY 6, 1994* TO
                                                                                             JUNE 30, 1996      JUNE 30, 1995
                                                                                                     (000)              (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         465  $             119
  Net Realized Loss                                                                                   (518)            (1,064)
  Change in Unrealized Appreciation/Depreciation                                                    14,532             (1,682)
                                                                                             -------------           --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                                   14,479             (2,627)
                                                                                             -------------           --------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                             (142)                --
                                                                                             -------------           --------
  In Excess of Net Realized Gain:
  Class A                                                                                               (3)                --
  Class C                                                                                               (2)                --
                                                                                             -------------           --------
  Net Decrease in Net Assets Resulting from Distributions                                               (5)                --
                                                                                             -------------           --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                       141,283             57,700
  Distributions Reinvested                                                                             133                 --
  Redeemed                                                                                         (35,217)            (6,737)
                                                                                             -------------           --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                             106,199             50,963
                                                                                             -------------           --------
  Total Increase in Net Assets                                                                     120,531             48,336
NET ASSETS -- Beginning of Period                                                                   48,336                 --
                                                                                             -------------           --------
NET ASSETS -- End of Period (Including undistributed net investment income of $306 and $94,
 respectively.)                                                                              $     168,867  $          48,336
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                      9,551              2,800
     Distributions Reinvested                                                                           13                 --
     Redeemed                                                                                       (2,502)              (341)
                                                                                             -------------           --------
   Net Increase in Class A Shares Outstanding                                                        7,062              2,459
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $     106,764  $          31,244
     Distributions Reinvested                                                                          131                 --
     Redeemed                                                                                      (27,528)            (3,679)
                                                                                             -------------           --------
   Net Increase                                                                              $      79,367  $          27,565
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class B+:
    --------
   Shares:
     Subscribed                                                                                        883                 --
     Redeemed                                                                                          (10)                --
                                                                                             -------------           --------
   Net Increase in Class B Shares Outstanding                                                          873                 --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $       9,848  $              --
     Redeemed                                                                                         (116)                --
                                                                                             -------------           --------
   Net Increase                                                                              $       9,732  $              --
                                                                                             -------------           --------
                                                                                             -------------           --------
   Class C:
    --------
   Shares:
     Subscribed                                                                                      2,245              2,392
     Distributions Reinvested                                                                           --                 --
     Redeemed                                                                                         (703)              (280)
                                                                                             -------------           --------
   Net Increase in Class C Shares Outstanding                                                        1,542              2,112
                                                                                             -------------           --------
                                                                                             -------------           --------
   Dollars:
     Subscribed                                                                              $      24,671  $          26,456
     Distributions Reinvested                                                                            2                 --
     Redeemed                                                                                       (7,573)            (3,058)
                                                                                             -------------           --------
   Net Increase                                                                              $      17,100  $          23,398
                                                                                             -------------           --------
                                                                                             -------------           --------
-----------------------------------------------------------------------------------------------------------------------------

* Commencement of operations
+ The Fund began offering Class B shares on August 1, 1995.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             AGGRESSIVE EQUITY FUND

                                                                                                JANUARY 2,
                                                                                                  1996* TO
                                                                                             JUNE 30, 1996
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $          27
  Net Realized Gain                                                                                    943
  Change in Unrealized Appreciation/Depreciation                                                       274
                                                                                             -------------
  Net Increase in Net Assets from Operations                                                         1,244
                                                                                             -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                              (17)
  Class B                                                                                               (6)
  Class C                                                                                               (7)
                                                                                             -------------
  Net Decrease in Net Assets Resulting from Distributions                                              (30)
                                                                                             -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                         9,793
  Distributions Reinvested                                                                              10
  Redeemed                                                                                            (627)
                                                                                             -------------
  Net Increase in Net Assets Resulting from Capital Share Transactions                               9,176
                                                                                             -------------
  Total Increase in Net Assets                                                                      10,390
NET ASSETS -- Beginning of Period                                                                       --
                                                                                             -------------
NET ASSETS -- End of Period                                                                  $      10,390
                                                                                             -------------
                                                                                             -------------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                        410
     Distributions Reinvested                                                                            1
     Redeemed                                                                                          (37)
                                                                                             -------------
   Net Increase in Class A Shares Outstanding                                                          374
                                                                                             -------------
                                                                                             -------------
   Dollars:
     Subscribed                                                                              $       5,351
     Distributions Reinvested                                                                            9
     Redeemed                                                                                         (479)
                                                                                             -------------
   Net Increase                                                                              $       4,881
                                                                                             -------------
                                                                                             -------------
   Class B:
    --------
   Shares:
     Subscribed                                                                                        170
     Redeemed                                                                                           (1)
                                                                                             -------------
   Net Increase in Class B Shares Outstanding                                                          169
                                                                                             -------------
                                                                                             -------------
   Dollars:
     Subscribed                                                                              $       2,086
     Redeemed                                                                                          (11)
                                                                                             -------------
   Net Increase                                                                              $       2,075
                                                                                             -------------
                                                                                             -------------
   Class C:
    --------
   Shares:
     Subscribed                                                                                        190
     Distributions Reinvested                                                                           --
     Redeemed                                                                                          (10)
                                                                                             -------------
   Net Increase in Class C Shares Outstanding                                                          180
                                                                                             -------------
                                                                                             -------------
   Dollars:
     Subscribed                                                                              $       2,356
     Distributions Reinvested                                                                            1
     Redeemed                                                                                         (137)
                                                                                             -------------
   Net Increase                                                                              $       2,220
                                                                                             -------------
                                                                                             -------------
----------------------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND

                                                                                              MAY 1, 1996*
                                                                                                        TO
                                                                                             JUNE 30, 1996
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $          32
  Change in Unrealized Appreciation /Depreciation                                                      210
                                                                                                    ------
  Net Increase in Net Assets Resulting from Operations                                                 242
                                                                                                    ------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                               (5)
  Class B                                                                                               (4)
  Class C                                                                                               (4)
                                                                                                    ------
Net Decrease in Net Assets Resulting from Distributions                                                (13)
                                                                                                    ------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                         5,578
  Distributions Reinvested                                                                               1
                                                                                                    ------
  Net Increase in Net Assets Resulting from Capital Share Transactions                               5,579
                                                                                                    ------
  Total Increase in Net Assets                                                                       5,808
NET ASSETS -- Beginning of Period                                                                       --
                                                                                                    ------
NET ASSETS -- End of Period (Including undistributed net investment income of $19)           $       5,808
                                                                                                    ------
                                                                                                    ------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                        146
     Distributions Reinvested                                                                           --
                                                                                                    ------
   Net Increase in Class A Shares Outstanding                                                          146
                                                                                                    ------
                                                                                                    ------
   Dollars:
     Subscribed                                                                              $       1,753
     Distributions Reinvested                                                                            1
                                                                                                    ------
   Net Increase                                                                              $       1,754
                                                                                                    ------
                                                                                                    ------
   Class B:
    --------
   Shares:
     Subscribed                                                                                        175
                                                                                                    ------
   Net Increase in Class B Shares Outstanding                                                          175
                                                                                                    ------
                                                                                                    ------
   Dollars:
     Subscribed                                                                              $       2,116
                                                                                                    ------
   Net Increase                                                                              $       2,116
                                                                                                    ------
                                                                                                    ------
   Class C:
    --------
   Shares:
     Subscribed                                                                                        142
                                                                                                    ------
   Net Increase in Class C Shares Outstanding                                                          142
                                                                                                    ------
                                                                                                    ------
   Dollars:
     Subscribed                                                                              $       1,709
                                                                                                    ------
   Net Increase                                                                              $       1,709
                                                                                                    ------
                                                                                                    ------
----------------------------------------------------------------------------------------------------------

* Commencement of operations

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                HIGH YIELD FUND

                                                                                              MAY 1, 1996*
                                                                                                        TO
                                                                                             JUNE 30, 1996
                                                                                                     (000)
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                      $         110
  Net Realized Loss                                                                                     (3)
  Change in Unrealized Appreciation /Depreciation                                                      (86)
                                                                                             -------------
  Net Increase in Net Assets Resulting from Operations                                                  21
                                                                                             -------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                                                              (38)
  Class B                                                                                              (27)
  Class C                                                                                              (27)
                                                                                             -------------
  Net Decrease in Net Assets Resulting from Distributions                                              (92)
                                                                                             -------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                        10,709
  Distributions Reinvested                                                                               6
                                                                                             -------------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              10,715
                                                                                             -------------
  Total Increase in Net Assets                                                                      10,644
NET ASSETS -- Beginning of Period                                                                       --
                                                                                             -------------
NET ASSETS -- End of Period (Including undistributed net investment income of $18)           $      10,644
                                                                                             -------------
                                                                                             -------------
----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
    --------
   Shares:
     Subscribed                                                                                        327
     Distributions Reinvested                                                                           --
                                                                                             -------------
   Net Increase in Class A Shares Outstanding                                                          327
                                                                                             -------------
                                                                                             -------------
   Dollars:
     Subscribed                                                                              $       3,930
     Distributions Reinvested                                                                            5
                                                                                             -------------
   Net Increase                                                                              $       3,935
                                                                                             -------------
                                                                                             -------------
   Class B:
    --------
   Shares:
     Subscribed                                                                                        287
     Distributions Reinvested                                                                           --
                                                                                             -------------
   Net Increase in Class B Shares Outstanding                                                          287
                                                                                             -------------
                                                                                             -------------
   Dollars:
     Subscribed                                                                              $       3,443
     Distributions Reinvested                                                                            1
                                                                                             -------------
   Net Increase                                                                              $       3,444
                                                                                             -------------
                                                                                             -------------
   Class C:
    --------
   Shares:
     Subscribed                                                                                        278
                                                                                             -------------
   Net Increase in Class C Shares Outstanding                                                          278
                                                                                             -------------
                                                                                             -------------
   Dollars:
     Subscribed                                                                              $       3,336
                                                                                             -------------
   Net Increase                                                                              $       3,336
                                                                                             -------------
                                                                                             -------------
----------------------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                         GLOBAL EQUITY ALLOCATION FUND

                                                  CLASS A                            CLASS B
                           -----------------------------------------------------   -----------
                                                                      JANUARY 4,     AUGUST 1,
                            YEAR ENDED    YEAR ENDED    YEAR ENDED         1993*      1995+ TO
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,      JUNE 30,
  AND RATIOS                      1996          1995          1994          1993          1996
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $     12.60   $     11.99   $     11.09   $     10.00   $     13.01
                           -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income           0.19          0.12          0.10          0.04          0.30
  Net Realized and
   Unrealized Gain                2.82          0.67          0.90          1.05          1.98
                           -----------   -----------   -----------   -----------   -----------
  Total From Investment
   Operations                     3.01          0.79          1.00          1.09          2.28
                           -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (0.39)           --         (0.03)           --         (0.35)
  In Excess of Net
   Investment Income                --         (0.05)           --            --            --
  Net Realized Gain              (0.47)        (0.13)        (0.07)           --         (0.48)
                           -----------   -----------   -----------   -----------   -----------
  Total Distributions            (0.86)        (0.18)        (0.10)           --         (0.83)
                           -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
  PERIOD                   $     14.75   $     12.60   $     11.99   $     11.09   $     14.46
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
TOTAL RETURN (1)                 24.62%         6.69%         9.02%        10.90%        18.08%
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                  $    63,706   $    42,586   $    33,425   $    10,434   $    14,786
Ratio of Expenses to
  Average Net Assets              1.70%         1.70%         1.70%         1.70%**        2.45%**
Ratio of Net Investment
  Income to Average Net
  Assets                          0.71%         1.01%         0.98%         1.04%**        0.45%**
Portfolio Turnover Rate             44%           39%           30%           14%           44%
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period

  Per Share Benefit to
   Net Investment Income   $      0.10   $      0.04   $      0.09   $      0.08   $      0.22
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                         2.06%         2.03%         2.58%         3.65%**        2.81%**
  Net Investment Income
   (Loss) to Average Net
   Assets                         0.35%         0.68%         0.10%        (0.91)%**        0.09%**
----------------------------------------------------------------------------------------------

                                                  CLASS C
                           -----------------------------------------------------
                                                                      JANUARY 4,
                            YEAR ENDED    YEAR ENDED    YEAR ENDED         1993*
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,
 AND RATIOS                       1996          1995          1994          1993
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $     12.43   $     11.90   $     11.05   $     10.00
                           -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income           0.12          0.04          0.06          0.01
  Net Realized and
   Unrealized Gain                2.75          0.65          0.86          1.04
                           -----------   -----------   -----------   -----------
  Total From Investment
   Operations                     2.87          0.69          0.92          1.05
                           -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (0.33)           --            --            --
  In Excess of Net
   Investment Income                --         (0.03)           --            --
  Net Realized Gain              (0.48)        (0.13)        (0.07)           --
                           -----------   -----------   -----------   -----------
  Total Distributions            (0.81)        (0.16)        (0.07)           --
                           -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
 PERIOD                    $     14.49   $     12.43   $     11.90   $     11.05
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
TOTAL RETURN (1)                 23.65%         5.84%         8.34%        10.50%
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (000's)                   $    63,025   $    40,460   $    29,892   $     6,995
Ratio of Expenses to
 Average Net Assets               2.45%         2.45%         2.45%         2.45%**
Ratio of Net Investment
 Income to Average Net
 Assets                          (0.04)%        0.25%         0.23%         0.29%**
Portfolio Turnover Rate             44%           39%           30%           14%
--------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period

  Per Share Benefit to
   Net Investment Income   $      1.16   $      0.05   $      0.12   $      0.07
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                         2.81%         2.78%         3.34%         4.40%**
  Net Investment Income
   (Loss) to Average Net
   Assets                        (0.40)%       (0.08)%       (0.66)%       (1.66)%**
--------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                            GLOBAL FIXED INCOME FUND

                                                  CLASS A                            CLASS B
                           -----------------------------------------------------   -----------
                                                                      JANUARY 4,     AUGUST 1,
                            YEAR ENDED    YEAR ENDED    YEAR ENDED         1993*      1995+ TO
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,      JUNE 30,
  AND RATIOS                      1996          1995          1994          1993          1996
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $     10.23   $      9.53   $     10.55   $     10.00   $     10.24
                           -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income           0.53          0.56          0.52          0.25          0.64
  Net Realized and
   Unrealized Gain (Loss)        (0.01)         0.50         (0.42)         0.55         (0.26)
                           -----------   -----------   -----------   -----------   -----------
  Total From Investment
   Operations                     0.52          1.06          0.10          0.80          0.38
                           -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (0.79)        (0.36)        (0.50)        (0.25)        (0.69)
  In Excess of Net
   Investment Income             (0.02)           --         (0.12)           --         (0.02)
  Net Realized Gains                --            --         (0.47)           --            --
  In Excess of Realized
   Gains                            --            --         (0.03)           --            --
                           -----------   -----------   -----------   -----------   -----------
  Total Distributions            (0.81)        (0.36)        (1.12)        (0.25)        (0.71)
                           -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
  PERIOD                   $      9.94   $     10.23   $      9.53   $     10.55   $      9.91
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
TOTAL RETURN (1)                  5.20%        11.41%         0.41%         8.02%         3.76%
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                  $     7,432   $    11,092   $    10,369   $     6,633   $     1,440
Ratio of Expenses to
  Average Net Assets              1.45%         1.45%         1.45%         1.45%**        2.20%**
Ratio of Net Investment
  Income to Average Net
  Assets                          5.02%         5.84%         4.70%         5.00%**        3.38%**
Portfolio Turnover Rate            223%          169%          168%           55%          223%
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to
   Net Investment Income   $      0.07   $      0.07   $      0.11   $      0.07   $      0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                         2.16%         2.22%         2.48%         2.88%**        3.57%**
  Net Investment Income
   to Average Net Assets          4.31%         5.07%         3.67%         3.57%**        2.01%**

----------------------------------------------------------------------------------------------

                                                  CLASS C
                           -----------------------------------------------------
                                                                      JANUARY 4,
                            YEAR ENDED    YEAR ENDED    YEAR ENDED         1993*
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,
 AND RATIOS                       1996          1995          1994          1993
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $     10.20   $      9.54   $     10.56   $     10.00
                           -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income           0.37          0.49          0.43          0.21
  Net Realized and
   Unrealized Gain (Loss)         0.08          0.47         (0.40)         0.55
                           -----------   -----------   -----------   -----------
  Total From Investment
   Operations                     0.45          0.96          0.03          0.76
                           -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (0.73)        (0.30)        (0.44)        (0.20)
  In Excess of Net
   Investment Income             (0.02)           --         (0.11)           --
  Net Realized Gains                --            --         (0.47)           --
  In Excess of Realized
   Gains                            --            --         (0.03)           --
                           -----------   -----------   -----------   -----------
  Total Distributions            (0.75)        (0.30)        (1.05)        (0.20)
                           -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
 PERIOD                    $      9.90   $     10.20   $      9.54   $     10.56
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
TOTAL RETURN (1)                  4.47%        10.24%        (0.25)%        7.61%
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (000's)                   $     2,844   $     5,965   $     5,407   $     6,120
Ratio of Expenses to
 Average Net Assets               2.20%         2.20%         2.20%         2.20%**
Ratio of Net Investment
 Income to Average Net
 Assets                           4.35%         5.09%         3.95%         4.25%**
Portfolio Turnover Rate            223%          169%          168%           55%
--------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to
   Net Investment Income   $      0.06   $      0.08   $      0.12   $      0.07
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                         2.87%         2.97%         3.29%         3.63%**
  Net Investment Income
   to Average Net Assets          3.68%         4.32%         2.86%         2.82%**

--------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                               ASIAN GROWTH FUND

                                                  CLASS A                            CLASS B
                           -----------------------------------------------------   -----------
                                                                        JUNE 23,     AUGUST 1,
                            YEAR ENDED    YEAR ENDED    YEAR ENDED         1993*      1995+ TO
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,      JUNE 30,
  AND RATIOS                      1996          1995          1994          1993          1996
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $     16.42   $     15.50   $     12.00   $     12.00   $     16.51
                           -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss            (0.04)           --         (0.03)           --         (0.03)
  Net Realized and
   Unrealized Gain                0.77          1.43          3.53            --          0.33
                           -----------   -----------   -----------   -----------   -----------
  Total From Investment
   Operations                     0.73          1.43          3.50            --          0.30
                           -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Realized Gain                 --         (0.49)           --            --            --
  In Excess of Net
   Realized Gain                    --         (0.02)           --            --            --
                           -----------   -----------   -----------   -----------   -----------
  Total Distributions               --         (0.51)           --            --            --
                           -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
  PERIOD                   $     17.15   $     16.42   $     15.50   $     12.00   $     16.81
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
TOTAL RETURN (1)                  4.45%         9.50%        29.17%         0.00%         1.82%
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                  $   248,009   $   178,667   $   138,212   $    11,770   $    52,853
Ratio of Expenses to
  Average Net Assets              1.88%         1.90%         1.90%         1.90%**        2.61%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets             (0.16)%        0.04%        (0.24)%       (0.81)%**       (0.52%)**
Portfolio Turnover Rate             38%           34%           34%            0%           38%
----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to
   Net Investment Loss              --            --   $      0.03   $      0.01            --
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                         1.88%         1.90%         2.17%        11.83%**        2.61%**
  Net Investment Income
   (Loss) to Average Net
   Assets                        (0.16)%        0.04%        (0.51)%      (10.74)%**       (0.52)%**

----------------------------------------------------------------------------------------------

                                                  CLASS C
                           -----------------------------------------------------
                                                                        JUNE 23,
                            YEAR ENDED    YEAR ENDED    YEAR ENDED         1993*
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,      JUNE 30,   TO JUNE 30,
 AND RATIOS                       1996          1995          1994          1993
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $     16.19   $     15.40   $     12.00   $     12.00
                           -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss            (0.13)        (0.12)        (0.10)           --
  Net Realized and
   Unrealized Gain                0.72          1.42          3.50            --
                           -----------   -----------   -----------   -----------
  Total From Investment
   Operations                     0.59          1.30          3.40            --
                           -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Realized Gain                 --         (0.49)           --            --
  In Excess of Net
   Realized Gain                    --         (0.02)           --            --
                           -----------   -----------   -----------   -----------
  Total Distributions               --         (0.51)           --            --
                           -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
 PERIOD                    $     16.78   $     16.19   $     15.40   $     12.00
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
TOTAL RETURN (1)                  3.64%         8.71%        28.33%         0.00%
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (000's)                   $   168,070   $   139,497   $   116,889   $     8,491
Ratio of Expenses to
 Average Net Assets               2.63%         2.63%         2.65%         2.65%**
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                      (0.94)%       (0.77)%       (0.99)%       (1.56)%**
Portfolio Turnover Rate             38%           34%           34%            0%
--------------------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to
   Net Investment Loss              --            --   $      0.03   $      0.02
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                         2.63%         2.65%         2.92%        12.64%**
  Net Investment Income
   (Loss) to Average Net
   Assets                        (0.94)%       (0.77)%       (1.26)%      (11.55)%**

--------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              AMERICAN VALUE FUND

                                           CLASS A                     CLASS B
                           ---------------------------------------   -----------
                                                       OCTOBER 18,     AUGUST 1,
                            YEAR ENDED    YEAR ENDED         1993*      1995+ TO
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,   TO JUNE 30,      JUNE 30,
  AND RATIOS                      1996          1995          1994          1996
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $     12.89   $     11.70   $     12.00   $     13.37
                           -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income           0.27          0.27          0.17          0.15
  Net Realized and
   Unrealized Gain (Loss)         1.94          1.44         (0.30)         1.46
                           -----------   -----------   -----------   -----------
  Total from Investment
   Operations                     2.21          1.71         (0.13)         1.61
                           -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (0.27)        (0.28)        (0.17)        (0.15)
  In Excess of Net
   Investment Income             (0.01)           --            --         (0.01)
  Net Realized Gains             (0.19)        (0.24)           --         (0.19)
                           -----------   -----------   -----------   -----------
  Total Distributions            (0.47)        (0.52)        (0.17)        (0.35)
                           -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
  PERIOD                   $     14.63   $     12.89   $     11.70   $     14.63
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
TOTAL RETURN (1)                 17.41%        15.01%        (1.12)%       12.29%
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, End of Period
  (000's)                  $    19,674   $    20,675   $    10,717   $     2,485
Ratio of Expenses to
  Average Net Assets              1.50%         1.50%         1.50%**        2.25%**
Ratio of Net Investment
  Income to Average Net
  Assets                          1.90%         2.29%         2.14%**        1.18%**
Portfolio Turnover Rate             41%           23%           17%           41%
--------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to
   Net Investment Income   $      0.04   $      0.05   $      0.08   $      0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                         1.81%         1.96%         2.48%**        2.61%**
  Net Investment Income
   to Average Net Assets          1.59%         1.83%         1.16%**        0.82%**

--------------------------------------------------------------------------------

                                           CLASS C
                           ---------------------------------------
                                                       OCTOBER 18,
                            YEAR ENDED    YEAR ENDED         1993*
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,   TO JUNE 30,
 AND RATIOS                       1996          1995          1994
------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $     12.89   $     11.69   $     12.00
                           -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income           0.16          0.17          0.11
  Net Realized and
   Unrealized Gain (Loss)         1.94          1.44         (0.31)
                           -----------   -----------   -----------
  Total from Investment
   Operations                     2.10          1.61         (0.20)
                           -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (0.15)        (0.17)        (0.11)
  In Excess of Net
   Investment Income             (0.01)           --            --
  Net Realized Gains             (0.19)        (0.24)           --
                           -----------   -----------   -----------
  Total Distributions            (0.35)        (0.41)        (0.11)
                           -----------   -----------   -----------
NET ASSET VALUE, END OF
 PERIOD                    $     14.64   $     12.89   $     11.69
                           -----------   -----------   -----------
                           -----------   -----------   -----------
TOTAL RETURN (1)                 16.50%        14.13%        (1.70)%
                           -----------   -----------   -----------
                           -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, End of Period
 (000's)                   $    21,193   $    13,867   $     7,237
Ratio of Expenses to
 Average Net Assets               2.25%         2.25%         2.25%**
Ratio of Net Investment
 Income to Average Net
 Assets                           1.17%         1.54%         1.39%**
Portfolio Turnover Rate             41%           23%           17%
------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to
   Net Investment Income   $      0.04   $      0.05   $      0.08
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                         2.58%         2.71%         3.28%**
  Net Investment Income
   to Average Net Assets          0.84%         1.08%         0.36%**

------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.
(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                           WORLDWIDE HIGH INCOME FUND

                                           CLASS A                     CLASS B
                           ---------------------------------------   -----------
                                                         APRIL 21,     AUGUST 1,
                            YEAR ENDED    YEAR ENDED         1994*      1995+ TO
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,   TO JUNE 30,      JUNE 30,
   AND RATIOS                     1996          1995          1994          1996
--------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $     11.57   $     12.17   $     12.00   $     11.63
                           -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income           1.36          1.26          0.18          1.18
  Net Realized and
   Unrealized Gain (Loss)         0.80         (0.52)         0.16          0.72
                           -----------   -----------   -----------   -----------
  Total From Investment
   Operations                     2.16          0.74          0.34          1.90
                           -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (1.26)        (1.22)        (0.17)        (1.09)
  Realized Gains                    --         (0.12)           --            --
                           -----------   -----------   -----------   -----------
  Total Distributions            (1.26)        (1.34)        (0.17)        (1.09)
                           -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF
  PERIOD                   $     12.47   $     11.57   $     12.17   $     12.44
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
TOTAL RETURN (1)                 19.61%         6.87%         2.86%        17.07%
                           -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
  DATA
Net assets, End of Period
  (000's)                  $    41,493   $    14,819   $     6,857   $    26,174
Ratio of Expenses to
  Average Net Assets              1.55%         1.55%         1.55%**        2.30%**
Ratio of Net Investment
  Income to Average Net
  Assets                         11.95%        11.53%         8.29%**       12.06%**
Portfolio Turnover Rate            220%          178%           19%          220%
--------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to
   Net Investment Income   $      0.02   $      0.05   $      0.02   $      0.02
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                         1.69%         1.97%         3.23%**        2.47%**
  Net Investment Income
   to Average Net Assets         11.81%        11.11%         6.61%**       11.89%**

--------------------------------------------------------------------------------

                                           CLASS C
                           ---------------------------------------
                                                         APRIL 21,
                            YEAR ENDED    YEAR ENDED         1994*
SELECTED PER SHARE DATA       JUNE 30,      JUNE 30,   TO JUNE 30,
 AND RATIOS                       1996          1995          1994
------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $     11.58   $     12.16   $     12.00
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income           1.30          1.17          0.17
  Net Realized and
   Unrealized Gain (Loss)         0.77         (0.50)         0.15
                           -----------   -----------   -----------
  Total From Investment
   Operations                     2.07          0.67          0.32
                           -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (1.20)        (1.13)        (0.16)
  Realized Gains                    --         (0.12)           --
                           -----------   -----------   -----------
  Total Distributions            (1.20)        (1.25)        (0.16)
                           -----------   -----------   -----------
NET ASSET VALUE, END OF
 PERIOD                    $     12.45   $     11.58   $     12.16
                           -----------   -----------   -----------
                           -----------   -----------   -----------
TOTAL RETURN (1)                 18.71%         6.20%         2.62%
                           -----------   -----------   -----------
                           -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, End of Period
 (000's)                   $    28,094   $    11,880   $     6,081
Ratio of Expenses to
 Average Net Assets               2.30%         2.30%         2.30%**
Ratio of Net Investment
 Income to Average Net
 Assets                          11.40%        10.72%         7.54%**
Portfolio Turnover Rate            220%          178%           19%
------------------------------------------------------------------
Effect of Voluntary Expense
 Limitation During the Period
  Per Share Benefit to
   Net Investment Income   $      0.04   $      0.05   $      0.06
Ratios Before Expense
 Limitation:
  Expenses to Average Net
   Assets                         2.44%         2.74%         4.00%**
  Net Investment Income
   to Average Net Assets         11.26%        10.28%         5.84%**

------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                              LATIN AMERICAN FUND

                                    CLASS A               CLASS B              CLASS C
                           -------------------------    -----------   -------------------------
                                             JULY 6,      AUGUST 1,                     JULY 6,
                            YEAR ENDED         1994*       1995+ TO    YEAR ENDED         1994*
SELECTED PER SHARE DATA       JUNE 30,   TO JUNE 30,       JUNE 30,      JUNE 30,   TO JUNE 30,
   AND RATIOS                     1996          1995           1996          1996          1995
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $      9.08   $     12.00    $      9.58   $      8.99   $     12.00
                           -----------   -----------    -----------   -----------   -----------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income           0.10         (0.02)          0.03          0.04         (0.08)
  Net Realized and
   Unrealized Gain (Loss)         3.47         (2.70)          2.84          3.40         (2.73)
                           -----------   -----------    -----------   -----------   -----------
  Total From Investment
   Operations                     3.57         (2.72)          2.87          3.44         (2.81)
                           -----------   -----------    -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income          (0.02)           --             --            --            --
  Paid in Capital                   --         (0.20)            --            --         (0.20)
                           -----------   -----------    -----------   -----------   -----------
  Total Distributions            (0.02)        (0.20)            --            --         (0.20)
                           -----------   -----------    -----------   -----------   -----------
NET ASSET VALUE, END OF
  PERIOD                   $     12.63   $      9.08    $     12.45   $     12.43   $      8.99
                           -----------   -----------    -----------   -----------   -----------
                           -----------   -----------    -----------   -----------   -----------
TOTAL RETURN (1)                 39.35%       (23.07)%        29.26%        38.26%       (23.83)%
                           -----------   -----------    -----------   -----------   -----------
                           -----------   -----------    -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL
  DATA
Net Assets, End of Period
  (000's)                  $    18,701   $     7,658    $     2,041   $     6,780   $     4,085
Ratio of Expenses to
  Average Net Assets              2.11%         2.46%**        2.87%**        2.86%        3.20%**
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets              1.18%        (0.44)%**        0.88%**        0.42%       (1.16)%**
Portfolio Turnover Rate            131%          107%           131%          131%          107%
-----------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to
   Net Investment Loss     $      0.09   $      0.13    $      0.04   $      0.12   $      0.12
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                         3.28%         4.30%**        3.89%**        4.06%        5.20%**
  Net Investment Income
   (Loss) to Average Net
   Assets                         0.01%        (2.26)%**       (0.14)%*       (0.78)%       (3.16)%*
Ratio of Expenses to
  Average Net Assets
  excluding Country Tax
  expense                         2.10%         2.10%**        2.85%**        2.85%        2.85%**

-----------------------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             EMERGING MARKETS FUND

                                             CLASS A                      CLASS B                     CLASS C
                                ----------------------------------    ---------------    ----------------------------------
                                                     JULY 6, 1994*    AUGUST 1, 1995+                         JULY 6, 1994*
SELECTED PER SHARE DATA AND          YEAR ENDED        TO JUNE 30,                 TO         YEAR ENDED        TO JUNE 30,
   RATIOS                         JUNE 30, 1996               1995      JUNE 30, 1996      JUNE 30, 1996               1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         10.61    $         12.00    $         10.91    $         10.53    $         12.00
                                ---------------            -------            -------            -------            -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)             0.05               0.05               0.01              (0.01)                --
  Net Realized and Unrealized
   Gain (Loss)                             1.44              (1.44)              1.02               1.41              (1.47)
                                ---------------            -------            -------            -------            -------
  Total From Investment
   Operations                              1.49              (1.39)              1.03               1.40              (1.47)
                                ---------------            -------            -------            -------            -------
DISTRIBUTION:
  Net Investment Income                   (0.04)                --                 --                 --                 --
  In Excess of Net Realized
   Gain                                      --                 --                 --                 --                 --
                                ---------------            -------            -------            -------            -------
  Total Distributions                     (0.04)                --                 --                 --                 --
                                ---------------            -------            -------            -------            -------
NET ASSET VALUE, END OF PERIOD  $         12.06    $         10.61    $         11.94    $         11.93    $         10.53
                                ---------------            -------            -------            -------            -------
                                ---------------            -------            -------            -------            -------
TOTAL RETURN (1)                          14.16%            (11.58)%             9.45%             13.30%            (12.25)%
                                ---------------            -------            -------            -------            -------
                                ---------------            -------            -------            -------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $       114,850    $        26,091    $        10,416    $        43,601    $        22,245
Ratio of Expenses to Average
  Net Assets                               2.16%              2.33%**            2.91%**            2.91%              3.08%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets             0.93%              0.81%**            0.30%**           (0.11)%             0.06%**
Portfolio Turnover Rate                      42%                32%                42%                42%                32%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income (Loss)     $          0.02    $          0.04    $          0.02    $          0.03    $          0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                                  2.56%              3.10%**            3.31%**            3.34%              3.90%**
  Net Investment Income (Loss)
   to Average Net Assets                   0.53%              0.04%**           (0.10)%**           (0.54)%           (0.76)%**
Ratio of Expenses to Average
  Net Assets excluding Country
  Tax expense                              2.15%              2.15%**            2.90%**            2.90%              2.90%**

---------------------------------------------------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

 + The Fund began offering Class B shares on August 1, 1995.

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             AGGRESSIVE EQUITY FUND

                                    CLASS A            CLASS B            CLASS C
                                ---------------    ---------------    ---------------
                                     JANUARY 2,         JANUARY 2,         JANUARY 2,
                                          1996*              1996*              1996*
SELECTED PER SHARE DATA AND         TO JUNE 30,        TO JUNE 30,        TO JUNE 30,
   RATIOS                                  1996               1996               1996
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         12.00    $         12.00    $         12.00
                                        -------            -------            -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                    0.06               0.03               0.03
  Net Realized and Unrealized
   Gain                                    2.40               2.39               2.38
                                        -------            -------            -------
  Total From Investment
   Operations                              2.46               2.42               2.41
                                        -------            -------            -------
DISTRIBUTION:
  Net Investment Income                   (0.06)             (0.04)             (0.04)
                                        -------            -------            -------
NET ASSET VALUE, END OF PERIOD  $         14.40    $         14.38    $         14.37
                                        -------            -------            -------
                                        -------            -------            -------
TOTAL RETURN (1)                          20.52%             20.18%             20.10%
                                        -------            -------            -------
                                        -------            -------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $         5,382    $         2,426    $         2,582
Ratio of Expenses to Average
  Net Assets                               2.03%**            2.67%**            2.67%**
Ratio of Net Investment Income
  to Average Net Assets                    1.22%**            0.43%**            0.44%**
Portfolio Turnover Rate                     204%               204%               204%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $          0.06    $          0.07    $          0.07
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                                  3.26%**            3.79%**            3.80%**
  Net Investment Income (Loss)
   to Average Net Assets                  (0.01)%**           (0.69)%**           (0.69)%**
Ratio of Expenses to Average
  Net Assets excluding
  dividend expense on
  securities sold short                    1.50%**            2.25%**            2.25%**

-------------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             U.S. REAL ESTATE FUND

                                    CLASS A            CLASS B            CLASS C
                                ---------------    ---------------    ---------------
                                   MAY 1, 1996*       MAY 1, 1996*       MAY 1, 1996*
SELECTED PER SHARE DATA AND         TO JUNE 30,        TO JUNE 30,        TO JUNE 30,
   RATIOS                                  1996               1996               1996
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         12.00    $         12.00    $         12.00
                                        -------            -------            -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                    0.08               0.07               0.07
  Net Realized and Unrealized
   Gain                                    0.48               0.48               0.48
                                        -------            -------            -------
  Total From Investment
   Operations                              0.56               0.55               0.55
                                        -------            -------            -------
DISTRIBUTION:
  Net Investment Income                   (0.04)             (0.03)             (0.03)
                                        -------            -------            -------
NET ASSET VALUE, END OF PERIOD  $         12.52    $         12.52    $         12.52
                                        -------            -------            -------
                                        -------            -------            -------
TOTAL RETURN (1)                           4.63%              4.54%              4.54%
                                        -------            -------            -------
                                        -------            -------            -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $         1,829    $         2,197    $         1,782
Ratio of Expenses to Average
  Net Assets                               1.55%**            2.30%**            2.30%**
Ratio of Net Investment Income
  to Average Net Assets                    4.11%**            3.35%**            3.39%**
Portfolio Turnover Rate                       0%                 0%                 0%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $          0.08    $          0.07    $          0.08
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                                  5.58%**            6.34%**            6.32%**
  Net Investment Income to
   Average Net Assets                      0.08%**           (0.69)%**           (0.63)%**

-------------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total return for periods of less than one year are not annualized.

  The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                HIGH YIELD FUND

                                    CLASS A            CLASS B            CLASS C
                                ---------------    ---------------    ---------------
                                   MAY 1, 1996*       MAY 1, 1996*       MAY 1, 1996*
SELECTED PER SHARE DATA AND         TO JUNE 30,        TO JUNE 30,        TO JUNE 30,
   RATIOS                                  1996               1996               1996
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         12.00    $         12.00    $         12.00
                                         ------             ------             ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                    0.13               0.12               0.12
  Net Realized and Unrealized
   Loss                                   (0.09)             (0.09)             (0.09)
                                         ------             ------             ------
  Total From Investment
   Operations                              0.04               0.03               0.03
                                         ------             ------             ------
DISTRIBUTION:
  Net Investment Income                   (0.12)             (0.10)             (0.10)
                                         ------             ------             ------
NET ASSET VALUE, END OF PERIOD  $         11.92    $         11.93    $         11.93
                                         ------             ------             ------
                                         ------             ------             ------
TOTAL RETURN (1)                           0.29%              0.21%              0.21%
                                         ------             ------             ------
                                         ------             ------             ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $         3,907    $         3,421    $         3,316
Ratio of Expenses to Average
  Net Assets                               1.25%**            2.00%**            2.00%**
Ratio of Net Investment Income
  to Average Net Assets                    6.85%**            6.08%**            6.07%**
Portfolio Turnover Rate                      10%                10%                10%
-------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
   Investment Income            $          0.04    $          0.04    $          0.04
Ratios Before Expense
  Limitation:
  Expenses to Average Net
   Assets                                  3.51%**            4.25%**            4.25%**
  Net Investment Income to
   Average Net Assets                      4.59%**            3.83%**            3.82%**

-------------------------------------------------------------------------------------

 * Commencement of operations

 **Annualized

(1)Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                              MORGAN STANLEY FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

Morgan Stanley Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on August 14, 1992 and commenced operations on January 4, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company which offers redeemable shares of diversified and non-diversified investment portfolios. As of June 30, 1996, the Fund had ten separate active investment portfolios: Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley American Value Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Latin American Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund and Morgan Stanley High Yield Fund (referred to herein respectively as "Global Equity Allocation Fund", "Global Fixed Income Fund", "Asian Growth Fund", "American Value Fund", "Worldwide High Income Fund", "Latin American Fund", "Emerging Markets Fund", "Aggressive Equity Fund", "U.S. Real Estate Fund" and "High Yield Fund" individually a "Portfolio" and collectively as the "Portfolios"). The Fund currently offers three classes of shares, Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge on redemptions made within 6 years of purchase which declines annually from 5% for redemptions made in year one, down to 1% in year six. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the seventh year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights. The Fund began offering the current Class B shares on August 1, 1995. Class B shares held prior to May 1, 1995 were renamed Class C shares.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains is earned.

During the year ended June 30, 1996, the Global Fixed Income Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $256,000.

At June 30, 1996, the following Funds had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                                   EXPIRATION DATE
                                                      JUNE 30,
                                                        (000)
                                           -------------------------------
FUND                                         2000       2003       2004
-----------------------------------------  ---------  ---------  ---------
Global Fixed Income......................  $  --      $     110  $  --
Latin American...........................      1,310     --         --
Emerging Markets.........................     --         --          1,033

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

from November 1, 1995 to June 30, 1996 certain Funds incurred and elected to defer until July 1, 1996 for U.S. Federal income tax purposes net currency losses of approximately:

                                                          CURRENCY
FUND                                                    LOSSES (000)
------------------------------------------------------  -------------
Global Fixed Income...................................    $     113
Asian Growth..........................................          158
Latin American........................................           15
Emerging Markets......................................           80

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gain and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investment in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each Portfolio may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

6. SHORT SALES: The Aggressive Equity Fund may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. PURCHASED OPTIONS: Certain Portfolios may purchase call or put options on their portfolio securities. A Portfolio may purchase call options to protect against an increase in the price of a security it anticipates purchasing. A Portfolio may purchase put options on securities which it holds to protect against a decline in the value of the security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

8. SECURITY LENDING: Each Portfolio may lend its investment securities to qualified institutional investors who borrow securities in order to complete certain transactions. By lending its investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Portfolios that lend securities receive cash, securities issued or guaranteed by the U.S. Government or letters of credit as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned and interest rebated is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1996 are as follows:

                                       VALUE OF LOANED   VALUE OF
                                         SECURITIES     COLLATERAL
FUND                                        (000)          (000)
-------------------------------------  ---------------  -----------
Global Equity Allocation.............     $  21,884      $  23,165

At June 30, 1996, the Fund had invested the cash collateral in a repurchase agreement with Goldman Sachs. Such repurchase agreement was collateralized by U.S. Treasury Obligations.

Morgan Stanley Trust Company administers the security lending program and has received fees for its services in the amount of $3,087 for the year ended June 30, 1996.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. ORGANIZATIONAL COSTS: The organizational costs of the Portfolios are being amortized on a straight line basis over a period of five years beginning with each Portfolio's commencement of operations. Morgan Stanley Asset Management, Inc. has agreed that in the event any of it's initial shares in a Portfolio which comprised the Fund at it's inception are redeemed, the proceeds on redemption will be reduced by

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign currency transactions, net operating losses, foreign taxes on net realized gains, deductibility of interest expense on short sales and gains on certain securities of corporations designated as "passive foreign investment companies".

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Asset Management, Inc. (the "Adviser" or "MSAM"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., provides the Fund with investment advisory services at a fee paid quarterly and calculated at the annual rates of average daily net assets indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                                                                 CLASS B
                                                                                                                   AND
                                                                                                       CLASS A   CLASS C
                                                                                                       MAXIMUM   MAXIMUM
                                                                                                       OPERATING OPERATING
                                                                                            ADVISORY   EXPENSE   EXPENSE
FUND                                                                                          FEE       RATIO     RATIO
------------------------------------------------------------------------------------------  --------   -------   -------
Global Equity Allocation..................................................................      1.00%      1.70%     2.45%
Global Fixed Income.......................................................................      0.75%      1.45%     2.20%
Asian Growth..............................................................................      1.00%      1.90%     2.65%
American Value............................................................................      0.85%      1.50%     2.25%
Worldwide High Income.....................................................................      0.75%      1.55%     2.30%
Latin American............................................................................      1.25%      2.10%     2.85%
Emerging Markets..........................................................................      1.25%      2.15%     2.90%
Aggressive Equity.........................................................................      0.90%      1.50%     2.25%
U.S. Real Estate..........................................................................      1.00%      1.55%     2.30%
High Yield................................................................................      0.75%      1.25%     2.00%

C. ADMINISTRATOR: MSAM also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and The Chase Manhattan Bank ("Chase"), effective September 1, 1995, Chase through its affiliate Chase Global Funds Services Company ("CGFSC"), formerly Mutual Funds Service Company ("MFSC"), provides certain administrative services to the Fund. Chase is compensated for such services by MSAM from the fee it receives from the Fund. Certain employees of CGFSC are officers of the Fund. Prior to September 1, 1995, MFSC was an affiliate of the United States Trust Company of New York and provided administrative services to the Fund under the same terms, conditions and fees as stated above.

D. DISTRIBUTOR: Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Group, Inc., and an affiliate of MSAM, serves as the distributor of the Fund and provides all classes of each Portfolio with distribution services pursuant to separate Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Distributor is entitled to receive from the Portfolios a distribution fee, which is accrued daily and paid quarterly, of up to 0.25% for the Class A shares of each Portfolio and up to 1.00% on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of each Portfolio.

The Distributor may receive a contingent deferred sales charge for certain purchases of Class A, Class B and Class C shares of each Portfolio redeemed within one to six years following such purchase. For the year ended June 30, 1996, the Distributor has advised the Fund that it earned initial

                              MORGAN STANLEY FUNDS
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1996

--------------------------------------------------------------------------------

sales charges of $234,000 for Class A shares and deferred sales charges of $70,000 and $115,000 for Class B shares and Class C shares, respectively.

E. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Group Inc., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Effective September 1, 1995, Chase replaced the United States Trust Company of New York as custodian for the Fund's domestic assets in accordance with a Custodian Agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the year ended June 30, 1996, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1996:

                                                                                                        MSTC      CUSTODY
                                                                                                       CUSTODY     FEES
                                                                                                        FEES      PAYABLE
                                                                                                      INCURRED    TO MSTC
FUND                                                                                                    (000)      (000)
----------------------------------------------------------------------------------------------------  ---------   -------
Global Equity Allocation............................................................................  $    210    $ 71
Global Fixed Income.................................................................................        14       3
Asian Growth........................................................................................       623     202
Worldwide High Income...............................................................................        40      13
Latin American......................................................................................       114      26
Emerging Markets....................................................................................       333     101

In addition, for the year ended June 30, 1996, certain Portfolios earned interest income and/or incurred interest expense in amounts not exceeding $10,000 per Portfolio on balances maintained with MSTC.

F. PURCHASES AND SALES: For the year ended June 30, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

                                                                                                      PURCHASES    SALES
FUND                                                                                                    (000)      (000)
----------------------------------------------------------------------------------------------------  ---------   -------
Global Equity Allocation............................................................................  $ 80,860    $43,973
Global Fixed Income.................................................................................    18,816     21,909
Asian Growth........................................................................................   254,082    138,019
American Value......................................................................................    20,177     16,468
Worldwide High Income...............................................................................   196,699    140,733
Latin American......................................................................................    31,022     22,136
Emerging Markets....................................................................................   120,624     31,439
Aggressive Equity...................................................................................    20,548     11,959
U.S. Real Estate....................................................................................     5,262      --
High Yield..........................................................................................     9,556        530

Purchases and sales of long-term U.S. Government securities during the year ended June 30, 1996 occurred in the Global Fixed Income Fund and totaled $14,788,000 and $17,575,000, respectively.

G. OTHER: At June 30, 1996, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Foreign denominated assets and liabilities, including Portfolio securities and foreign currency holdings, were translated at the following exchange rates as of June 30, 1996:

Argentine Peso.............................      0.99963      =      $    1.00
Australian Dollar..........................      1.27235      =      $    1.00
Austrian Shilling..........................     10.69550      =      $    1.00
Brazilian Real.............................      1.00395      =      $    1.00
British Pound..............................      0.64371      =      $    1.00
Canadian Dollar............................      1.36455      =      $    1.00
Colombian Peso.............................  1,067.00000      =      $    1.00
Danish Krone...............................      5.85550      =      $    1.00
Deutsche Mark..............................      1.52000      =      $    1.00
Egyptian Pound.............................      3.40200      =      $    1.00
French Franc...............................      5.13900      =      $    1.00
Greek Drachma..............................    240.47000      =      $    1.00
Hong Kong Dollar...........................      7.74075      =      $    1.00
Indian Rupee...............................     35.23000      =      $    1.00
Indonesian Rupiah..........................  2,327.50000      =      $    1.00
Israeli Shekel.............................      3.20030      =      $    1.00
Italian Lira...............................  1,530.84000      =      $    1.00
Japanese Yen...............................    109.32500      =      $    1.00
Korean Won.................................    811.20000      =      $    1.00
Malaysian Ringgit..........................      2.49450      =      $    1.00
Mexican Peso...............................      7.58250      =      $    1.00
Moroccan Dirham............................      8.72285      =      $    1.00
Netherlands Guilder........................      1.70450      =      $    1.00
Pakistani Rupee............................     35.00500      =      $    1.00
Peruvian Sol...............................      2.44300      =      $    1.00
Philippine Peso............................     26.20000      =      $    1.00
Polish Zloty...............................      2.71710      =      $    1.00
Portuguese Escudo..........................    156.30000      =      $    1.00
Singapore Dollar...........................      1.41100      =      $    1.00
South African Rand.........................      4.33300      =      $    1.00
Spanish Peseta.............................    127.91500      =      $    1.00
Swedish Krona..............................      6.61490      =      $    1.00
Swiss Franc................................      1.24950      =      $    1.00
Taiwan Dollar..............................     27.52000      =      $    1.00
Thailand Baht..............................     25.38500      =      $    1.00
Turkish Lira...............................  82,100.00000     =      $    1.00

During the year ended June 30, 1996, Asian Growth Fund, Latin American Fund and Emerging Markets Fund incurred approximately $164,000, $2,000 and $15,000, respectively, as brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

At June 30, 1996 the Global Equity Allocation Fund and Emerging Markets Fund owned shares of an affiliate fund for which the Fund earned dividend income of $174,000 and $42,000, respectively.

At June 30, 1996, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were

                                                                                                                      NET
                                                                                                                  APPRECIATION
                                                                                    COST    APPREC.  (DEPREC.)   (DEPRECIATION)
FUND                                                                               (000)     (000)     (000)         (000)
--------------------------------------------------------------------------------  --------  -------  ---------   --------------
Global Equity Allocation........................................................  $123,716  $15,798  $ (2,270)      $13,528
Global Fixed Income.............................................................    11,168     115       (163)          (48)
Asian Growth....................................................................   426,428  54,966    (17,673)       37,293
American Value..................................................................    37,623   5,884       (752)        5,132
Worldwide High Income...........................................................    92,940   2,591     (3,227)         (636)
Latin American..................................................................    23,068   4,112       (675)        3,437
Emerging Markets................................................................   151,506  19,065     (6,596)       12,469
Aggressive Equity...............................................................    10,838     408       (126)          282
U.S. Real Estate................................................................     5,523     232        (22)          210
High Yield......................................................................    10,804      36       (125)          (89)

                              MORGAN STANLEY FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Equity Allocation Fund, Global Fixed Income Fund, Asian Growth Fund, American Value Fund, Worldwide High Income Fund, Latin American Fund, Emerging Markets Fund, Aggressive Equity Fund, U.S. Real Estate Fund and High Yield Fund (constituting the Morgan Stanley Fund, Inc., hereafter referred to as the "Fund") at June 30, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the Funds for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

August 6, 1996

                                 PCS CASH FUND, INC.

                                MONEY MARKET PORTFOLIO

                               STATEMENT OF NET ASSETS

                                    JUNE 30, 1996

                                                                                                 FACE
                                                                                                AMOUNT
                                                                                                 (000)                 VALUE
                                                                                                 -----                 -----
AGENCY OBLIGATIONS (11.6%)
  Federal Home Loan Bank Discount Note
    5.52%, 07/01/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $10,000              $10,000,000
  Federal National Mortgage Association Discount Note
    5.18%, 09/20/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,000                9,883,450
                                                                                                                    ------------

  TOTAL AGENCY OBLIGATIONS (COST $19,883,450). . . . . . . . . . . . . . . . .                                       19,883,450
                                                                                                                    ------------
CERTIFICATES OF DEPOSIT (10.5%)
  BANKS
    Duetsche Bank Financial, Inc.
       5.37%, 07/10/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                6,000,000
    National Westminister Bank (NY)
       5.36%, 07/10/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                6,000,015
    Royal Bank of Canada (NY)(Banks LOC)
       6.05%, 06/11/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                6,000,000
                                                                                                                    ------------

  TOTAL CERTIFICATES OF DEPOSIT (COST $18,000,015) . . . . . . . . . . . . . .                                       18,000,015
                                                                                                                    ------------

COMMERCIAL PAPER (35.4%)
  BEVERAGES (3.5%)
    Coca-Cola Financial Corp.
       5.28%, 08/08/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,966,560
                                                                                                                    ------------


  COMPUTER & OFFICE EQUIPMENT (4.0%)
    Hewlett-Packard Co.
       5.38%, 09/24/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   7,000                6,911,081
                                                                                                                    ------------

FINANCIAL (8.7%)
  Abbey Nat'l North Amer. Corp.
    5.35%, 11/29/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000                2,932,679
  ABN-AMRO North American Finance Corp.
    5.30%, 07/11/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,991,167
  UBS Financial, Inc.
    5.55%, 07/01/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                6,000,000
                                                                                                                    ------------

  TOTAL FINANCIAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                       14,923,846
                                                                                                                    ------------


                   See accompanying notes to financial statements.

                                  PCS CASH FUND, INC.
                                Money Market Portfolio
                          Statement of Net Assets (Continued)
                                    June 30, 1996


                                                                                                 FACE
                                                                                                AMOUNT
                                                                                                 (000)                 VALUE
                                                                                                 -----                 -----
COMMERCIAL PAPER (CONTINUED)
  MOTOR VEHICLES & CAR BODIES (4.6%)
    Daimler Benz
       5.38%, 08/02/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $ 3,000             $  2,985,653
       5.44%, 11/14/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,000                4,897,339
                                                                                                                    ------------
  TOTAL MOTOR VEHICLES & CAR BODIES. . . . . . . . . . . . . . . . . . . . . .                                        7,882,992
                                                                                                                    ------------
  OIL & GAS (3.5%)
    Koch Industries, Inc.
       5.30%, 07/15/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,987,633
                                                                                                                    ------------
  RESTAURANTS (4.1%)
    McDonald's Corp.
       5.35%, 07/15/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   7,000                6,985,436
                                                                                                                    ------------
  SERVICES - EDUCATIONAL (3.5%)
    Harvard University
       5.34%, 07/23/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,980,420
                                                                                                                    ------------
  TELECOMMUNICATIONS (3.5%)
    Ameritech Capital Funding Corp.
       5.28%, 07/16/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,986,800
                                                                                                                    ------------
TOTAL COMMERCIAL PAPER (COST $60,624,768). . . . . . . . . . . . . . . . . . .                                       60,624,768
                                                                                                                    ------------













                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                                MONEY MARKET PORTFOLIO
                         STATEMENT OF NET ASSETS (CONCLUDED)
                                    JUNE 30, 1996

                                                                                                 FACE
                                                                                                AMOUNT
                                                                                                 (000)                 VALUE
                                                                                                 -----                 -----


VARIABLE RATE OBLIGATIONS (25.2%)
    Federal National Mortgage Association FLoating Rate Notes
       5.18%, 07/01/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $ 5,000             $  4,998,642
       5.19%, 09/02/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,000               15,000,000
       5.25%, 10/11/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000                2,999,176
  Federal National Mortgage Association Medium Term Note
       5.28%, 07/16/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,000                4,999,626
    Student Loan Marketing Association Floating Rate Note
       5.59%, 07/02/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,000               15,008,299
                                                                                                                    ------------

  TOTAL VARIABLE RATE OBLIGATIONS (COST $43,005,743) . . . . . . . . . . . . .                                       43,005,743
                                                                                                                    ------------
REPURCHASE AGREEMENT (17.2%)
    Goldman, Sachs & Co. 5.38%, 07/01/96 (Agreement dated
       06/28/96, to be repurchased at $29,379,154 collateralized
       by $29,325,000, U.S. Treasury Bonds 7.25%, due
       05/15/96.  The total market value and accrued interest of
       the collateral is $30,235,908)(cost $29,366,000). . . . . . . . . . . .                  29,366               29,366,000
                                                                                                                    ------------
TOTAL INVESTMENTS (COST $170,879,976*) . . . . . . . . . . . . . . .      99.9%                                    $170,879,976
OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.3%                                         447,415
LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (0.2%)                                       (354,365)
                                                                                                                    ------------
NET ASSETS (BASED ON 171,084,598 SHARES, HAVING A PAR
  VALUE OF $.001 PER SHARE). . . . . . . . . . . . . . . . . . . . .     100.0%                                    $170,973,026
                                                                                                                    ------------
                                                                                                                    ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE ($170,973,026 DIVIDED BY 171,084,598 SHARES OUTSTANDING)                                                           $1.00
                                                                                                                          ------
                                                                                                                          ------


--------------
 *Also cost for Federal income tax purposes.
**Variable Rate Obligations -- the interest rate shown is the rate as of June
  30, 1996 and the maturity date is the shorter of the next interest readjustment date or the date the principal amount can be recovered through demand.









                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                    GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                               STATEMENT OF NET ASSETS
                                    JUNE 30, 1996


                                                                                                 FACE
                                                                                                AMOUNT
                                                                                                 (000)                 VALUE
                                                                                                 -----                 -----
AGENCY OBLIGATIONS (82.1%)
         Federal Farm Credit Bank Discount Note
              5.29%, 07/02/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $10,000             $  9,998,531
         Federal Home Loan Bank Discount Notes
              5.52%, 07/01/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30,000               30,000,000
              5.26%, 07/05/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,994,156
         Federal Home Loan Mortgage Corporation Discount Notes
              5.24%, 07/03/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,996,846
              5.31%, 07/08/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,989,675
              5.26%, 07/10/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,986,850
              5.28%, 07/15/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,979,467
              5.29%, 07/16/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,977,958
              5.29%, 07/18/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,975,019
              5.30%, 07/23/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,967,611
                                                                                                                    ------------
    TOTAL AGENCY OBLIGATIONS (COST $119,866,113). . . . . . . . . . . . . . . . . . . .                             119,866,113
                                                                                                                    ------------

VARIABLE RATE OBLIGATIONS (4.8%)
         Federal National Mortgage Association Floating Rate Note
              5.25%, 10,11/96**. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,000                1,999,451
         Federal National Mortgage Association Medium Term Note
              5.28%, 07/16/96**. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5,000                4,999,626
                                                                                                                    ------------
    TOTAL VARIABLE RATE OBLIGATIONS (COST$6,999,077) . . . . . . . . . . . . . . . . . .                              6,999,077
                                                                                                                    ------------
REPURCHASE AGREEMENT (13.2%)
         Goldman, Sachs & Co. 5.38%, 07/01/96 (Agreement
              dated 06/28/96, to be repurchased at $19,294,638
              collateralized by $19,260,000, U.S. Treasury Bonds
              7.25%, due 05/15/16.  The total market value and
              accrued interest of the collateral is $19,858,264)
              (cost $19,286,000). . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19,286               19,286,000
                                                                                                                    ------------










                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                    GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                         STATEMENT OF NET ASSETS (CONCLUDED)
                                    JUNE 30, 1996

                                                                                                                       VALUE
                                                                                                                       -----
TOTAL INVESTMENTS (COST $146,151,190). . . . . . . . . . . . . . . . . . . . . . .              100.1%             $146,151,190
OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                0.0%                   43,994
LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (0.1%)                (217,628)
                                                                                                                    ------------
NET ASSETS (BASED ON 146,076,545 SHARES, HAVING A PAR
    VALUE OF $.001 PER SHARE). . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%             $145,977,556
                                                                                               --------             ------------
                                                                                               --------             ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
    SHARE ($145,977,556 DIVIDED BY 146,076,545 SHARES OUTSTANDING)                                                        $1.00
                                                                                                                          ------
                                                                                                                          ------


------------------
 *Also cost for Federal income tax purposes.
**Variable Rate Obligations -- the interest rate shown is the rate as of June
  30, 1996 and the maturity date is the shorter of the next interest readjustment date or the date the principal amount can be recovered through demand.

















                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                               STATEMENTS OF OPERATIONS
                           FOR THE YEAR ENDED JUNE 30, 1996


                                                                                                              GOVERNMENT OBLIGATIONS
                                                                                            MONEY MARKET            MONEY MARKET
                                                                                              PORTFOLIO               PORTFOLIO
                                                                                       ---------------------  ----------------------
INVESTMENT INCOME
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .              $9,502,974               $4,948,893
                                                                                            -----------              -----------

EXPENSES
    Distribution fees (Note 2).  . . . . . . . . . . . . . . . . . . . . . . .                 843,776                  439,236
    Investment advisory fees (Note 2)  . . . . . . . . . . . . . . . . . . . .                 759,398                  395,312
    Administration fees (Note 2) . . . . . . . . . . . . . . . . . . . . . . .                 167,790                  105,462
    Registration fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  95,232                   26,020
    Custodian fees (Note 2)  . . . . . . . . . . . . . . . . . . . . . . . . .                  50,957                   26,756
    Transfer agent fees (Note 2) . . . . . . . . . . . . . . . . . . . . . . .                  49,945                   12,000
    Printing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  26,500                   22,500
    Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  17,250                   16,445
    Insurance expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,485                   15,485
    Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,356                   12,978
    Directors' fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,597                    8,597
    Miscellaneous expense. . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,443                   10,959
                                                                                            -----------              -----------
                                                                                             2,060,729                1,091,750
LESS FEES VOLUNTARILY WAIVED (NOTE 2). . . . . . . . . . . . . . . . . . . . .                (406,928)                (257,203)
                                                                                            -----------              -----------
  Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,653,801                  834,547
                                                                                            -----------              -----------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               7,849,173                4,114,346
NET REALIZED LOSS ON INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . .                 (99,906)                 (98,989)
                                                                                            -----------              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . .              $7,749,267               $4,015,357
                                                                                            -----------              -----------
                                                                                            -----------              -----------















                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                                MONEY MARKET PORTFOLIO
                          STATEMENT OF CHANGES IN NET ASSETS


                                                                                           FOR THE YEAR             FOR THE YEAR
                                                                                               ENDED                    ENDED
                                                                                          JUNE 30, 1996            JUNE 30, 1995
                                                                                          -------------            -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . .            $  7,849,173             $  6,917,658
    Net realized loss on investments . . . . . . . . . . . . . . . . . . . . .                 (99,906)                 (11,667)
                                                                                          -------------            -------------
    Net increase in net assets resulting from operations . . . . . . . . . . .               7,749,267                6,905,991
                                                                                          -------------            -------------
  Dividends to shareholders from:
    Net investment income ($.0463 and $.0446 per
       share, respectively). . . . . . . . . . . . . . . . . . . . . . . . . .              (7,849,173)              (6,917,658)
    Net realized gains ($.0000 and $.0001 per
       share, respectively). . . . . . . . . . . . . . . . . . . . . . . . . .                      --                   (7,700)
                                                                                          -------------            -------------
  Total dividends to shareholders. . . . . . . . . . . . . . . . . . . . . . .              (7,849,173)              (6,925,358)
                                                                                          -------------            -------------
  Decrease in net assets derived from capital
    share transactions (Note 3). . . . . . . . . . . . . . . . . . . . . . . .                (441,635)              (5,064,947)
                                                                                          -------------            -------------
  Total decrease in net assets . . . . . . . . . . . . . . . . . . . . . . . .                (541,541)              (5,084,314)

NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             171,514,567              176,598,881
                                                                                          -------------            -------------
  End of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $170,973,026             $171,514,567
                                                                                          -------------            -------------
                                                                                          -------------            -------------




















                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                    GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                         STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           FOR THE YEAR             FOR THE YEAR
                                                                                               ENDED                    ENDED
                                                                                          JUNE 30, 1996            JUNE 30, 1995
                                                                                          -------------            -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . .            $  4,114,346             $  9,351,381
    Net realized gain (loss) on investments. . . . . . . . . . . . . . . . . .                 (98,989)                  11,936
                                                                                          -------------            -------------
    Net increase in net assets resulting from operations . . . . . . . . . . .               4,015,357                8,363,317
                                                                                          -------------            -------------
  Dividends to shareholders from:
    Net investment income ($.0464 and $.0448 per
       share, respectively). . . . . . . . . . . . . . . . . . . . . . . . . .              (4,114,346)              (8,351,381)
    Net realized gains ($.0001 and $.0000 per
       share, respectively). . . . . . . . . . . . . . . . . . . . . . . . . .                 (11,936)                    (572)
                                                                                          -------------            -------------
  Total dividends to shareholders. . . . . . . . . . . . . . . . . . . . . . .              (4,126,282)              (9,351,953)
                                                                                          -------------            -------------
  Increase (decrease) in net assets derived from capital
    share transactions (Note 3) . . . . . . . . . . . . . . . . . . . . . . .               78,583,923              (35,057,979)
                                                                                          -------------            -------------
  Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . . .              78,472,998              (35,046,615)

NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              67,504,558              102,551,173
                                                                                          -------------            -------------
  End of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $145,977,556             $ 67,504,558
                                                                                          -------------            -------------
                                                                                          -------------            -------------
















                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                                 FINANCIAL HIGHLIGHTS
                    (for a share outstanding through each period)

MONEY MARKET PORTFOLIO
                                                           FOR THE YEAR   FOR THE YEAR  FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                              ENDED          ENDED           ENDED          ENDED         ENDED
                                                          JUNE 30, 1996  JUNE 30, 1995   JUNE 30, 1994  JUNE 30, 1993 JUNE 30, 1992
                                                          -------------  -------------   -------------  ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .     $   1.00        $   1.00       $   1.00       $   1.00       $   1.00
                                                            --------        --------       --------       --------       --------
Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . .       0.0463          0.0446         0.0246         0.0243         0.0402
  Net realized gains/(losses) on investments . . . . .       (.0006)         0.0001             --         0.0001             --
Less dividends to shareholders from:
  Net investment income. . . . . . . . . . . . . . . .      (0.0463)        (0.0446)       (0.0246)       (0.0243)       (0.0402)
  Net realized gains . . . . . . . . . . . . . . . . .           --         (0.0001)            --        (0.0001)            --
                                                            --------        --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .     $   1.00        $   1.00       $   1.00       $   1.00       $   1.00
                                                            --------        --------       --------       --------       --------
                                                            --------        --------       --------       --------       --------
Total return . . . . . . . . . . . . . . . . . . . . .        4.72%           4.55%          2.49%          2.47%          4.11%
Ratios of expenses to average net assets . . . . . . .      0.98%(b)        0.98%(b)       0.98%(b)       0.98%(b)       0.98%(b)
Ratios of net investment income to
  average net assets . . . . . . . . . . . . . . . . .      4.65%(b)        4.45%(b)       2.45%(b)       2.44%(b)       3.97%(b)
Net assets at end of period (000). . . . . . . . . . .     $170,973        $171,515       $176,599       $156,310       $190,034

GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                                                                                                                   FOR THE PERIOD
                                                                                                                   MARCH 12, 1992
                                                       FOR THE YEAR    FOR THE YEAR  FOR THE YEAR   FOR THE YEAR   (COMMENCEMENT
                                                           ENDED          ENDED          ENDED          ENDED      OF OPERATIONS)
                                                      JUNE 30, 1996   JUNE 30, 1995  JUNE 30, 1994  JUNE 30, 1993  TO JUNE 30, 1992
                                                      --------------  -------------  --------------  ------------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .   $   1.00       $   1.00       $   1.00       $   1.00        $   1.00
                                                          ---------      ---------      ---------      ---------       --------
Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . .     0.0464         0.0448         0.0243         0.0246          0.0094
  Net realized gains/(losses) on investments . . . . .    (0.0011)            --         0.0011         0.0002              --
Less dividends to shareholders from:
  Net investment income. . . . . . . . . . . . . . . .    (0.0464)       (0.0448)       (0.0243)       (0.0246)        (0.0094)
  Net realized gains . . . . . . . . . . . . . . . . .    (0.0001)            --        (0.0011)       (0.0002)             --
                                                          ---------      ---------      ---------      ---------       --------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .   $   1.00       $   1.00       $   1.00       $   1.00        $   1.00
                                                          ---------      ---------      ---------      ---------       --------
                                                          ---------      ---------      ---------      ---------       --------
Total return . . . . . . . . . . . . . . . . . . . . .      4.72%          4.58%          2.45%          2.51%        0.94%(c)
Ratio of expenses to average net assets. . . . . . . .    0.95%(b)       0.95%(b)       0.95%(b)       0.95%(b)       0.95%(a)(b)
Ratio of net investment income to
  average net assets . . . . . . . . . . . . . . . . .    4.68%(b)       4.61%(b)       2.40%(b)       2.50%(b)       3.07%(a)(b)
Net assets at end of period (000). . . . . . . . . . .   $145,978        $67,505       $102,551       $101,736     $269,627


---------------------
(a) Annualized.
(b) Without the voluntary waiver of advisory and distribution fees, the ratios of expenses to average net assets would have been 1.22%, 1.18%, 1.19%, 1.20%, and 1.27% for the Money Market Portfolio and 1.24%, 1.12%, 1.22%, 1.19% and 1.29% annualized for the Government Obligations Money Market Portfolio. The ratios of net investment income to average net assets would have been 4.41%, 4.25% 2.24%, 2.22%, and 3.68% for the Money Market Portfolio and 4.39%, 4.44%, 2.13%, 2.26% and 2.73% annualized for the Government Obligations Money Market Portfolio.
(c) Not annualized. Total return, if on an annualized basis, would have been 3.16% for the Government Obligations Money Market Portfolio.


                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                            NOTES TO FINANCIAL STATEMENTS
                                    JUNE 30, 1996

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PCS Cash Fund, Inc. (The "Fund"), an open-end diversified management investment company, was incorporated in Maryland on January 5, 1989, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

    The Fund is authorized to issue 10 billion shares, $.001 par value per share, of which 1 billion are classified in each of the following three portfolios: PCS Money Market Portfolio, PCS Tax-Free Money Market Portfolio, and PCS Government Obligations Money Market Portfolio. There are currently no shares outstanding in the Tax-Free Money Market Portfolio.

    Preparation of the financial statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and assumptions that effect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the fund in the preparation of their financial statements:

         A)SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain net asset value per share at $1.00. INVESTMENT IN SHARES OF THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         B)SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis.

         C)DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually.

         D)FEDERAL INCOME TAXES -- The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and Federal excise taxes. Therefore, no provision has been recorded for Federal income or Federal excise taxes.

         E)REPURCHASE AGREEMENTS -- The Fund may purchase money market instruments from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price (repurchase agreements). Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked-to-market daily.
    The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

                                 PCS CASH FUND, INC.

                                    JUNE 30, 1996


NOTE 2 -- TRANSACTIONS WITH AFFILIATES AND OTHERS

    The Fund has entered into an investment advisory agreement with Morgan Stanley Asset Management Inc. (The "Advisor"), a wholly owned subsidiary of Morgan Stanley Group Inc. The Fund has also entered into an Administration and Accounting Services Agreement with PFPC Inc., a wholly owned subsidiary of PNC Bank Corp., and a distribution agreement with Morgan Stanley & Co. Inc. PNC Bank Corp. serves as custodian for each of the Fund's portfolios. PFPC Inc. also serves as the Fund's transfer agent.

    For the advisory services provided and expenses assumed by it, the Advisor is entitled to receive from each Portfolio a fee, computed daily and payable monthly, at an annual rate of .45% of the first $250 million of the Portfolio's daily net assets, .40% of the next $250 million of the portfolio's daily net assets and .35% of the Portfolio's daily net assets in excess of $500 million. The Advisor may, at its discretion from time to time, waive voluntarily all of any portion of its advisory fee or reimburse the Portfolio for a portion of the expenses of its operations. For the year ended June 30, 1996, advisory fees, net of voluntary fee waivers, were $605,601 for the Money Market Portfolio and $350,061 for the Government Obligations Money Market Portfolio.

    As required by various state regulations in which the Fund is registered to sell shares, the Advisor will reimburse each Portfolio if and to the extent that the aggregate operating expenses of the Portfolio exceed applicable state limits for the fiscal year. Currently, the most restrictive of such applicable limits is 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets, and 1.5% of the remaining average annual net assets. Certain expenses such as brokerage commissions, taxes, interest, and extraordinary items are excluded from this limitation. No such reimbursements were required for the year ended June 30, 1996.

    For administration services provided, PFPC Inc. is entitled to receive from each Portfolio a fee, computed daily and payable monthly, at an annual rate of .10% of the first $200 million daily net assets, .075% of the next $200 million of daily net assets, .05% of the next $200 million of daily net assets and .03% of the daily assets in excess of $600 million.

    The Fund has adopted a Plan of Distribution and pursuant thereto has entered into an agreement under which the distributor, Morgan Stanley & Co. Inc., (the "Distributor") is entitled to receive from each Portfolio compensation of its distribution costs at an annual rate of up to .50% of daily net assets. The Distributor may at its discretion from time to time waive voluntarily all of any portion of its distribution fee. For the year ended June 30, 1996, distribution fees, net of voluntary fee waivers, were $590,645 for the Money Market Portfolio and $227,284 for the Government Obligations Money Market Portfolio.

                                 PCS CASH FUND, INC.

                     NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
                                    JUNE 30, 1996

NOTE 3 -- CAPITAL STOCK

    Transactions in capital stock for each Portfolio were as follows:

                                MONEY MARKET PORTFOLIO

                                                                   FOR THE                                 FOR THE
                                                                YEAR ENDED                              YEAR ENDED
                                                                JUNE 30, 1996                          JUNE 30, 1995
                                                   ------------------------------------    --------------------------------------
                                                         SHARES               VALUE               SHARES                VALUE
                                                         ------               -----               ------                -----
Shares sold. . . . . . . . . . . . . . . . . . .   1,390,773,760         $1,390,773,760     1,261,410,987          $1,261,410,987
Shares issued in reinvestment of dividends . . .       7,425,521              7,425,521         6,579,514               6,579,514
Shares redeemed. . . . . . . . . . . . . . . . .  (1,398,640,916)        (1,398,640,916)   (1,273,055,448)         (1,273,055,448)
                                                    -------------        ---------------   --------------          --------------
Net decrease . . . . . . . . . . . . . . . . . .        (441,635)        $     (441,635)       (5,064,947)         $   (5,064,947)
                                                    -------------        ---------------   --------------          --------------
                                                    -------------        ---------------   --------------          --------------

                    GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                                   FOR THE                                 FOR THE
                                                                YEAR ENDED                              YEAR ENDED
                                                                JUNE 30, 1996                          JUNE 30, 1995
                                                   ------------------------------------    --------------------------------------
                                                         SHARES               VALUE               SHARES                VALUE
                                                         ------               -----               ------                -----
Shares sold. . . . . . . . . . . . . . . . . . .   1,373,640,193         $1,373,640,193      2,017,389,099        $2,017,389,099
Shares issued in reinvestment of dividends . . .       3,510,973              3,510,973          9,053,037             9,053,037
Shares redeemed. . . . . . . . . . . . . . . . .  (1,298,567,243)        (1,298,567,243)    (2,061,500,115)       (2,061,500,115)
                                                    -------------        ---------------      --------------       --------------
Net increase (decrease). . . . . . . . . . . . .      78,583,923         $   78,583,923        (35,057,979)       $  (35,057,979)
                                                    -------------        ---------------      --------------      ---------------
                                                    -------------        ---------------      --------------      ---------------

 NOTE 4 -- NET ASSETS

    At June 30, 1996, net assets consisted of the following:

                                                                                   MONEY MARKET             GOVERNMENT OBLIGATIONS
                                                                                    PORTFOLIO               MONEY MARKET PORTFOLIO
                                                                                   ------------             ----------------------
Capital Paid-in . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $171,084,599                  $146,076,545
Accumulated Net Realized Loss on Investments. . . . . . . . . . . . . . .             (111,573)                      (98,989)
                                                                                   ------------                  ------------
                                                                                  $170,973,026                  $145,977,556
                                                                                   ------------                  ------------
                                                                                   ------------                  ------------

 NOTE 5 -- SUBSEQUENT EVENTS

    On July 16, 1996 the Board of Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation by and between the Fund and Morgan Stanley Fund, Inc. The Plan, subject to shareholder approval, provides for the transfer of all or substantially all of the Fund's assets and liabilities to Morgan Stanley Fund, Inc. in exchange for shares of Morgan Stanley Fund, Inc.

                          REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The PCS Cash Fund, Inc.:

We have audited the accompanying statements of net assets of the PCS Cash Fund, Inc. (Money Market and Government Obligations Money Market Portfolios), as of June 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of June 30, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PCS Cash Fund, Inc. (Money Market and Government Obligations Money Market Portfolios) as of June 30, 1996 and the results of their operations for the year then ended, the changes in their net assets for each of the periods in the two years then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.


/s/ Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 31, 1996

                                        PART C


                              Morgan Stanley Fund, Inc.
                                  Other Information

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

  (1)  FINANCIAL STATEMENTS (included in Part A)

       Audited financial highlights for the Morgan Stanley Global Equity Allocation, Morgan Stanley Global Fixed Income, Morgan Stanley Asian Growth, Morgan Stanley American Value, Morgan Stanley Worldwide High Income, Morgan Stanley Latin American, Morgan Stanley Emerging Markets, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate and Morgan Stanley High Yield Funds for the fiscal year ended June 30, 1996 are included in Part A (the prospectuses). As of June 30, 1996, the Morgan Stanley Government Obligations Money Market, Morgan Stanley Tax-Free Money Market, Morgan Stanley European Equity, Morgan Stanley Growth and Income, Morgan Stanley International Magnum, Morgan Stanley Japanese Equity, Morgan Stanley Value, Morgan Stanley Equity Growth, Morgan Stanley Global Equity, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate, Morgan Stanley High Yield, Morgan Stanley Emerging Markets Debt and Morgan Stanley Mid Cap Growth Funds had not yet commenced operations. Accordingly, no audited financial highlights for these Funds are included in the prospectus relating to such Funds.

       Audited financial highlights for the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio, portfolios of PCS Cash Fund, Inc., for the fiscal year ended June 30, 1996 are included in Part A (the prospectuses). The PCS Money Market Portfolio is the predecessor to the Morgan Stanley Money Market Fund and the PCS Government Obligations Money Market Portfolio is the predecessor portfolio to the Morgan Stanley Government Obligations Money Market Fund.

  (2)  FINANCIAL STATEMENTS (included in Part B)

       The registrant's audited financial statements for the Morgan Stanley Global Equity Allocation, Morgan Stanley Global Fixed Income, Morgan Stanley Asian Growth, Morgan Stanley American Value, Morgan Stanley Worldwide High Income, Morgan Stanley Latin American and Morgan Stanley Emerging Markets, Morgan Stanley Aggressive Equity, Morgan Stanley U.S. Real Estate and Morgan Stanley High Yield Funds, respectively, for the fiscal year ended June 30, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference into Part B (the Statement of Additional Information) and are part of the Registrant's June 30, 1996 Annual Report to Shareholders. The financial statements incorporated by reference into Part B are:

       1.     Statements of Net Assets
       2.     Statements of Operations
       3.     Statements of Changes in Net Assets
       4.     Financial Highlights
       5.     Notes to Financial Statements
       6.     Report of Independent Accountants

       As of June 30, 1996, the Morgan Stanley Money Market, Morgan Stanley Government Obligations Money Market, Morgan Stanley Tax-Free Money Market, Morgan Stanley European Equity, Morgan Stanley Growth and Income, Morgan Stanley International Magnum, Morgan Stanley Japanese Equity, Morgan Stanley Value, Morgan Stanley Equity Growth, Morgan Stanley Mid Cap Growth, Morgan Stanley Global Equity and Morgan Stanley Emerging Markets Debt Funds had not yet commenced operations. Accordingly, no audited financial statements are filed for these Funds at this time.

       PCS Cash Fund Inc.'s audited financial statements for the PCS Money Market and PCS Government Obligations Money Market Portfolios, for the fiscal year ended June 30, 1996 are incorporated by reference into Part B (the Statement of Additional Information) and are a part of the PCS Cash Fund, Inc.'s June 30, 1996 Annual Report to Shareholders. The financial statements incorporated by reference into Part B are:

       1.     Statement of Net Assets
       2.     Statements of Operations
       3.     Statements of Changes in Net Assets
       4.     Financial Highlights
       5.     Notes to Financial Statements
       6.     Report of Independent Accountants

  (B)  EXHIBITS

  1    (a)  Articles of Amendment and Restatement are incorporated by reference to Post Effective Amendment No. 10 to the Registrant's
            Registration Statement on Form N-1A (File Nos. 33- 51294 and
            811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (b) Articles Supplementary (adding Registrant's High Yield, U.S. Real Estate and Japanese Equity Funds) to the Amended and Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (c) Articles Supplementary (adding Registrant's Government Obligations Money Market and Tax-Free Money Market Funds)to the Amended and Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (d) Form of Articles Supplementary (adding Registrant's Global Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth and Value Funds) to the Amended and Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


  2 Amended and Restated By-laws are incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

  3    Not applicable.

  4 Registrant's Forms of Specimen Securities were previously filed and are incorporated herein by reference.

  5    (a)  Investment Advisory Agreement between Registrant and Morgan
            Stanley Asset Management Inc. with respect to the Morgan
            Stanley Money Market Fund, the Morgan Stanley Global Fixed
            Income Fund and the Morgan Stanley Global Equity Allocation
            Fund is incorporated by reference to Post-Effective Amendment
            No. 10 to the Registrant's Registration Statement on Form N-1A
            (File Nos. 33-51294 and 811-7140), as filed with the SEC via
            EDGAR on October 4, 1995.

       (b) Amended Schedule A and Supplement to Investment Advisory Agreement between Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Asian Growth Fund and Small Cap Value Equity Fund (currently the American Value
            Fund)) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (c) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Worldwide High Income Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (d) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Growth and Income Fund, European Equity Fund, Latin American Fund and Emerging Markets Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's

            Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (e) Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Aggressive Equity Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

       (f) Form of Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's International Magnum, Japanese Equity, U.S. Real Estate and High Yield Funds) is incorporated by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on September 23, 1996.

       (g) Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's U.S. Real Estate and High Yield Funds) are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (h) Form of Supplement to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Tax-Free Money Market Fund) is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on July 9, 1996.

       (i) Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management Inc. (adding Registrant's Government Obligations and Money Market Funds) are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (j) Form of Supplements to Investment Advisory Agreement between the Registrant and Morgan Stanley Asset Management, Inc. (adding Registrant's Value Fund, Global Equity, Emerging Markets Debt, Equity Growth and Mid Cap Growth Funds) are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

  6 Distribution Agreement between Registrant and Morgan Stanley & Co. Incorporated is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

  7    Not applicable.

  8    (a)  Registrant's Mutual Fund Custody Agreement with the Chase
            Manhattan Bank, N.A. dated March 11, 1994 is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-
            51294 and 811-7140), as filed with the SEC via EDGAR on October
            30, 1995.

       (b)  Registrant's Custody Agreement (Global) with Morgan Stanley
            Trust Company dated January 4, 1993 is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as amended, as filed with the SEC via EDGAR on October 30, 1995.

       (c) Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds) is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

  9    (a)  Administration Agreement between Registrant and Morgan Stanley
            Asset Management Inc. (the "MSAM Administration Agreement") is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
            33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995 and as amended by Addendum to such Agreement incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos.
            33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (b) Chase Administration Agreement is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as amended, as filed with the SEC via EDGAR on October 30, 1995 and as amended by Addendum to such Agreement incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

       (c) Amended Schedule A and Amended Administration Agreement between Registrant and Morgan Stanley Asset Management Inc. with respect to the Morgan Stanley Asian

            Growth Fund and Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value Fund) is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

       (d) Sub-Transfer Agent Agreement among Morgan Stanley Asset Management Inc., Chase Global Funds Services Company and PFPC, Inc. is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

  10 Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

  11   (a) Consent of Price Waterhouse LLP, Independent Accountants is filed herewith.
       (b) Consent of Coopers & Lybrand L.L.P., Independent Accountants is filed herewith.

  12   Not applicable.

  13 Purchase Agreement is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995.

  14   Not applicable.

  15   (a)  Plan of Distribution Pursuant to Rule 12b-1 for shares of the
            Morgan Stanley Money Market Fund ("Money Market Plan") is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
            33-51294 and 811-7140), as filed with the SEC via EDGAR on October 30, 1995. The following Rule 12b-1 distribution plans have been omitted because they are substantially identical to the Money Market Plan and differ from the Money Market Plan only in references to the Investment Fund to which the plan relates:
            Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley
            Government Obligations Money Market Fund.

       (b)  Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares
            (the "Class A Plan") of the Morgan Stanley Aggressive Equity
            Fund is incorporated by reference to Post-Effective Amendment
            No. 10 to the Registrant's Registration Statement on Form N-1A
            (File Nos. 33-51294 and 811-7140), as filed with the SEC via
            EDGAR on October 4, 1995. The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value
            Fund), Morgan Stanley Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley European Equity Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund.

       (c) Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B Shares (the "Class B Plan") of the Morgan Stanley Aggressive Equity Fund is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995. The following plans have been omitted because they are substantially identical to the Class B Plan and differ from the Class B Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap Value Equity Fund (currently the

            Morgan Stanley American Value Fund), Morgan Stanley Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley European Equity Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund.

       (d)  Plan of Distribution Pursuant to Rule 12b-1 for Class B Shares
            (now known as Class C Shares) and referred to as the "Class C
            Plan" of the Morgan Stanley Aggressive Equity Fund is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995. The following plans have been omitted because they are substantially identical to the Class C Plan and differ from the Class C Plan only in references to the Investment Fund to which the plan relates: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap Value Equity Fund (currently the Morgan Stanley American Value
            Fund), Morgan Stanley Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley Emerging Markets Debt Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley European Equity Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund.

  16 Schedules of Computation of Performance Information is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
       7140), as filed with the SEC via EDGAR on October 30, 1995.

  18 Registrant's Form of Rule 18f-3 Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
       7140), as filed with the SEC via EDGAR on October 4, 1995.

  24 Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

  27 Financial data schedules for the fiscal year ended June 30, 1996, are filed herewith.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       No person is controlled by or under common control with the Registrant.

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

       The following information is given as of September 30, 1996.

                                                                     Number of
       Title of Class                                             Record Holders
       --------------                                            ---------------

          Morgan Stanley Global Equity Allocation Fund-Class A . . . .    4,169

          Morgan Stanley Global Equity Allocation Fund-Class B . . . .    1,694

          Morgan Stanley Global Equity Allocation Fund-Class C . . . .    4,846
          Morgan Stanley Global Fixed Income Fund-Class A. . . . . . .      340
          Morgan Stanley Global Fixed Income Fund-Class B. . . . . . .       57
          Morgan Stanley Global Fixed Income Fund-Class C. . . . . . .      193
          Morgan Stanley Asian Growth Fund-Class A . . . . . . . . . .   20,896
          Morgan Stanley Asian Growth Fund-Class B . . . . . . . . . .    6,449
          Morgan Stanley Asian Growth Fund-Class C . . . . . . . . . .   14,141
          Morgan Stanley Emerging Markets Fund-Class A . . . . . . . .    4,104
          Morgan Stanley Emerging Markets Fund-Class B . . . . . . . .    1,366
          Morgan Stanley Emerging Markets Fund-Class C . . . . . . . .    3,605
          Morgan Stanley Latin American Fund-Class A . . . . . . . . .    1,130
          Morgan Stanley Latin American Fund-Class B . . . . . . . . .      194
          Morgan Stanley Latin American Fund-Class C . . . . . . . . .      577
          Morgan Stanley European Equity Fund-Class A. . . . . . . . .        0
          Morgan Stanley European Equity Fund-Class B. . . . . . . . .        0
          Morgan Stanley European Equity Fund-Class C. . . . . . . . .        0
          Morgan Stanley American Value Fund-Class A . . . . . . . . .    1,266
          Morgan Stanley American Value Fund-Class B . . . . . . . . .      256
          Morgan Stanley American Value Fund-Class C . . . . . . . . .    1,317
          Morgan Stanley Worldwide High Income Fund-Class A. . . . . .    1,858
          Morgan Stanley Worldwide High Income Fund-Class B. . . . . .    1,928
          Morgan Stanley Worldwide High Income Fund-Class C. . . . . .    1,607
          Morgan Stanley Aggressive Equity Fund-Class A. . . . . . . .      269
          Morgan Stanley Aggressive Equity Fund-Class B. . . . . . . .      157
          Morgan Stanley Aggressive Equity Fund-Class C. . . . . . . .      138
          Morgan Stanley Growth and Income Fund-Class A. . . . . . . .        0
          Morgan Stanley Growth and Income Fund-Class B. . . . . . . .        0
          Morgan Stanley Growth and Income Fund-Class C. . . . . . . .        0
          Morgan Stanley High Yield Fund-Class A . . . . . . . . . . .       18
          Morgan Stanley High Yield Fund-Class B . . . . . . . . . . .       30
          Morgan Stanley High Yield Fund-Class C . . . . . . . . . . .       16
          Morgan Stanley U.S. Real Estate Fund-Class A . . . . . . . .       72
          Morgan Stanley U.S. Real Estate Fund-Class B . . . . . . . .       51
          Morgan Stanley U.S. Real Estate Fund-Class C . . . . . . . .       37
          Morgan Stanley International Magnum Fund-Class A . . . . . .       55
          Morgan Stanley International Magnum Fund-Class B . . . . . .       65
          Morgan Stanley International Magnum Fund-Class C . . . . . .       21
          Morgan Stanley Japanese Equity Fund-Class A. . . . . . . . .        0
          Morgan Stanley Japanese Equity Fund-Class B. . . . . . . . .        0
          Morgan Stanley Japanese Equity Fund-Class C. . . . . . . . .        0
          Morgan Stanley Money Market Fund . . . . . . . . . . . . . .        0
          Morgan Stanley Government Obligations Money Market Fund. . .        0
          Morgan Stanley Tax-Free Money Market Fund. . . . . . . . . .        0
          Morgan Stanley Value Fund - Class A  . . . . . . . . . . . .        0
          Morgan Stanley Value Fund - Class B  . . . . . . . . . . . .        0
          Morgan Stanley Value Fund - Class C  . . . . . . . . . . . .        0
          Morgan Stanley Equity Growth Fund - Class A. . . . . . . . .        0
          Morgan Stanley Equity Growth Fund - Class B. . . . . . . . .        0
          Morgan Stanley Equity Growth Fund - Class C. . . . . . . . .        0
          Morgan Stanley Global Equity Fund - Class A  . . . . . . . .        0
          Morgan Stanley Global Equity Fund - Class B  . . . . . . . .        0
          Morgan Stanley Global Equity Fund - Class C  . . . . . . . .        0
          Morgan Stanley Emerging Markets Debt - Class A . . . . . . .        0
          Morgan Stanley Emerging Markets Debt - Class B . . . . . . .        0
          Morgan Stanley Emerging Markets Debt - Class C . . . . . . .        0


ITEM 27.  INDEMNIFICATION

          Reference is made to Article SEVEN of the Registrant's Articles of Incorporation. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Reference is made to the caption "Management of the Fund--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Management of the Fund" in Part B of this Registration Statement.

          Listed below are the officers and Directors of Morgan Stanley Asset Management Inc. ("MSAM"). The information as to any other business, profession, vocation, or employment of a substantial nature engaged in by the Chairman, President and Directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by MSAM pursuant to the Advisers Act (SEC File No. 801-15757).

DIRECTORS

James M. Allwin                   Director
Barton M. Biggs                   Director
Gordon S. Gray                    Director
Peter A. Nadosy                   Director
Dennis G. Sherva                  Director


OFFICERS

Barton M. Biggs                   Chairman
                                  Managing Director
Peter A. Nadosy                   Vice Chairman
                                  Managing Director
James M. Allwin                   President
                                  Managing Director
P. Dominic Caldecott              Managing Director (MSAM) - UK
A. Macdonald Caputo               Managing Director
Ean Wah Chin                      Managing Director (MSAM) -
                                   Singapore
Garry B. Crowder                  Managing Director
Madhav Dhar                       Managing Director
Kurt A. Feuerman                  Managing Director
Gordon S. Gray                    Managing Director
Marianne Laing Hay                Managing Director
Gary D. Latainer                  Managing Director
Mahmoud A. Mamdani                Managing Director
Robert A. Sargent                 Managing Director (MSAM) - UK
Bidyut C. Sen                     Managing Director
Vinod R. Sethi                    Managing Director
Dennis G. Sherva                  Managing Director
James L. Tanner                   Managing Director (MSAM) - UK
Richard G. Woolworth, Jr.         Managing Director
Debra M. Aaron                    Principal
Warren Ackerman III               Principal
John R. Alkire                    Principal (MSAM) - Toyko
Robert E. Angevine                Principal
Gerald P. Barth-Wehrenaip         Principal
Francine J. Bovich                Principal
Stuart J. M. Breslow              Principal
Andrew C. Brown                   Principal (MSAM) - UK
Jeffrey P. Brown                  Principal
Frances Campion                   Principal (MSAM) - UK
Terence P. Carmichael             Principal
Arthur Certosimo                  Principal

Stephen C. Cordy                  Principal
Jacqueline A. Day                 Principal (MSAM) - UK
Abigail Jones Feder               Principal
Eugene Flood, Jr.                 Principal
Thomas C. Frame                   Principal
Paul B. Ghaffari                  Principal
James Wayne Grisham               Principal
Perry E. Hall II                  Principal
Ruth A. Hughes-Guden              Principal
Margaret Kinsley Johnson          Principal
Michael B. Kushma                 Principal
Marianne J. Lippmann              Principal
Andrew Mack                       Principal (MSAM) - UK
Gary J. Mangino                   Principal
Jeffrey Margolis                  Principal
M. Paul Martin                    Principal
Walter Maynard, Jr.               Principal
Robert L. Meyer                   Principal
Margaret P. Naylor                Principal (MSAM) - UK
Warren Olsen                      Principal
Christopher G. Petrow             Principal
Russell C. Platt                  Principal
Narayan Ramachandran              Principal
Gail Hunt Reeke                   Principal
Christine I. Reilly               Principal
Stefano Russo                     Principal (MSAM) - Milan
Bruce R. Sandberg                 Principal
Kiat Seng Seah                    Principal (MSAM) - Singapore
Stephen C. Sexauer                Principal
Robert M. Smith                   Principal
Kunihiko Sugio                    Principal (MSAM) - Tokyo
Ann D. Thivierge                  Principal
Philip W. Winters                 Principal
Alford E. Zick, Jr.               Principal
Suzanne S. Akers                  Vice President
William S. Auslander              Vice President
Kimberly L. Austin                Vice President
Marshall T. Bassett               Vice President
Theodore R. Bigman                Vice President
L. Kenneth Brooks                 Vice President
Jonathan Paul Buckeridge          Vice President (MSAM) - Melbourne
Carl Kuo-Wei Chien                Vice President (MSAM) - Hong Kong
Lori A. Cohane                    Vice President
James Colmenares                  Vice President
Kate Cornish-Bowden               Vice President (MSAM) - UK
Nikhil Dhaon                      Vice President
Christine H. du Bois              Vice President
Raye L. Dube                      Vice President
Richard S. Farden                 Vice President
Daniel E. Fox                     Vice President
Karen T. Frost                    Vice President (MSAM) - UK
Josephine M. Glass                Vice President
Charles A. Golden                 Vice President
James A. Grasselino               Vice President

Kenneth John Greig                Vice President (MSAM) - UK
Maureen A. Grover                 Vice President
Kenneth R. Holley                 Vice President
Holly D. Hopps                    Vice President
Etsuko Fuseya Jennings            Vice President
Donald B. Johnston                Vice President
Peter L. Kirby                    Vice President
Michael F. Klein                  Vice President
George Koshy                      Vice President
Daniel R. Lascano                 Vice President
Arthur J. Lev                     Vice President
Valerie Y. Lewis                  Vice President
Jane Likins                       Vice President (MSAM) - UK
Khoon-Min Lim                     Vice President
William David Lock                Vice President (MSAM) - UK
Gordon W. Loery                   Vice President
Yvonne Longley                    Vice President (MSAM) - UK
Paula J. Morgan                   Vice President (MSAM) - UK
Clare K. Mutone                   Vice President
Terumi Nagata                     Vice President (MSAM) - Tokyo
Yoshiro Okawa                     Vice President (MSAM) - Tokyo
Martin O. Pearce                  Vice President (MSAM) - UK
Alexander A. Pena                 Vice President
Anthony J. Pesce                  Vice President
David J. Polansky                 Vice President
Akash Prakash                     Vice President (MSAM) - Muabai
Gregg A. Robinson                 Vice President
Gerald D. Rubin                   Vice President
Donald P. Ryan                    Vice President
Andy B. Skov                      Vice President
Michael James Smith               Vice President (MSAM) - UK
Kim I. Spellman                   Vice President
Joseph P. Stadler                 Vice President
Christian K. Stadlinger           Vice President
Catherine Steinhardt              Vice President
Ram K. Sundaram                   Vice President
Joseph Y.S. Tern                  Vice President (MSAM) Singapore
Richard Boon Hwee Toh             Vice President (MSAM) Singapore
K.N. Vaidyanathan                 Vice President (MSAM) Muabai
Dennis J. Walsh                   Vice President
Kevin V. Wasp                     Vice President
Harold J. Schaaff, Jr.            Principal
                                  General Counsel and Secretary
Eileen K. Murray                  Treasurer
Madeline D. Barkhorn              Assistant Secretary
Charlene R. Herzer                Assistant Secretary

          In addition, MSAM acts as investment adviser to the following registered investment companies: American Advantage International Equity Fund; The Brazilian Investment Fund, Inc.; The Enterprise Group of Funds, Inc.
- Tax-Exempt Income Portfolio; Fortis Series Fund, Inc. - Global Asset Allocation Series; Fountain Square International Equity Fund; General American Capital Company; The Latin American Discovery Fund, Inc.; certain portfolios of The Legends Fund, Inc.; The Malaysia Fund, Inc.; Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley European Emerging Markets Fund, Inc.; all funds of the Morgan Stanley Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; The Morgan Stanley High Yield Fund, Inc.; Morgan Stanley India Investment Fund, Inc.; Morgan Stanley Institutional Fund, Inc.; The Pakistan Investment Fund, Inc.; PCS Cash Fund, Inc.; Principal Aggressive Growth Fund, Inc.; Principal Asset Allocation Fund, Inc.; certain portfolios of Sun America Series Trust; SEI Institutional Managed Trust - Balanced Portfolio; The Thai Fund, Inc. and The Turkish Investment Fund, Inc.

ITEM 29.  PRINCIPAL UNDERWRITERS

          Morgan Stanley & Co. Incorporated ("MS&Co.") is distributor for Morgan Stanley Institutional Fund, Inc., Morgan Stanley Fund, Inc., and PCS Cash Fund, Inc. The information required by this Item 29 with respect to each Director and officer of MS&Co. is incorporated by reference to Schedule A of Form BD filed by MS&Co. pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-15869).

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Registrant; Registrant's Transfer Agent and Sub-Administrator, Chase Global Funds Services Company, 73 Tremont Street, P.O. Box 2798, Boston, Massachusetts 02208-2798; Registrant's Sub-Transfer Agent, PFPC, Inc. 400 Bellevue Parkway, Wilmington, Delaware 19809; and the Registrant's custodian banks, including sub-custodians.

ITEM 31.  MANAGEMENT SERVICES

          Morgan Stanley Asset Management Inc. ("MSAM") has entered into a Chase Administration Agreement with The Chase Manhattan Bank, N.A. ("Chase"), successor in interest to United States Trust Company of New York (which is incorporated herein by reference to Exhibit No. 9(b) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement) pursuant to which Chase will provide the following services to the Registrant: (i) managing, administering and conducting the general business activities of the Registrant, other than those which are contracted to third parties; (ii) providing personnel and facilities to perform the foregoing; (iii) accounting services, including the preparation of statements and reports; (iv) transfer agent services, including processing correspondence from shareholders, recording transfers, issuing stock certificates and handling checks; (v) handling dividends and distributions, including disbursing, withholding and tax reporting; and (vi) providing office facilities, statistical and research data, office supplies and assisting the Registrant to comply with regulatory developments.

ITEM 32.  UNDERTAKINGS

          1. Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund, Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund, Morgan Stanley Government Obligations Money
Market Fund, Morgan Stanley Value Fund, Morgan Stanley Equity Growth Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Emerging Markets Debt Fund, and Morgan Stanley Mid Cap Growth Fund within four to six months of their effective date or the commencement of operations of each such Investment Fund, whichever is later.

          2. Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Directors of his or their desire to communicate with other Shareholders of the Fund, the Directors will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

          3. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders, upon request and without charge.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 24th day of October, 1996.

                              MORGAN STANLEY FUND, INC.

                              By:   /s/ Warren J. Olsen
                                   --------------------
                                   Warren J. Olsen
                                   President and Director


          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                   Date

/s/ Warren J. Olsen                Director, President     October 24, 1996
-----------------------------                              ----------------
Warren J. Olsen                    (Principal Executive
                                   Officer)

*/s/ Barton M. Biggs               Director (Chairman)     October 24, 1996
------------------------------                             ----------------
Barton M. Biggs

*/s/ Fergus Reid                   Director                October 24, 1996
-----------------------------                              ----------------
Fergus Reid

*/s/ Frederick O. Robertshaw       Director                October 24, 1996
-----------------------------                              ----------------
Frederick O. Robertshaw

*/s/ Andrew McNally IV             Director                October 24, 1996
-----------------------------                              ----------------
Andrew McNally IV

*/s/ John D. Barrett II            Director                October 24, 1996
-----------------------------                              ----------------
John D. Barrett II

*/s/ Gerard E. Jones               Director                October 24, 1996
-----------------------------                              ----------------
Gerard E. Jones

*/s/ Samuel T. Reeves              Director                October 24, 1996
-----------------------------                              ----------------
Samuel T. Reeves

*/s/ Frederick B. Whittemore       Director                October 24, 1996
-----------------------------                              ----------------
Frederick B. Whittemore

*/s/ James R. Rooney               Treasurer               October 24, 1996
-----------------------------                              ----------------
James R. Rooney                    (Principal
                                   Accounting
                                   Officer)

*By: /s/ Warren J. Olsen
     --------------------
     Warren J. Olsen
     Attorney-In-Fact

                                EXHIBIT INDEX

          1    (a)  Articles of Amendment and Restatement are incorporated by reference to Post Effective Amendment No. 10 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
                    7140), as filed with the SEC via EDGAR on October 4, 1995.

               (b)  Articles Supplementary (addding Registrant's High Yield, U.S.
                    Real Estate and Japanese Equity Funds) to the Amended and
                    Restated Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File
                    Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 18, 1996.

               (c)  Articles Supplementary (adding Registrant's Government
                    Obligations Money Market and Tax-Free Money Market Funds)to the
                    Amended and Restated Articles of Incorporation are
                    incorporated by reference to Post-Effective Amendment No.
                    16 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on October 18, 1996.

               (d)  Form of Articles Supplementary (adding Registrant's Global
                    Equity, Emerging Markets Debt, Mid Cap Growth, Equity Growth and
                    Value Funds) to the Amended and Restated Articles of Incorporation
                    are incorporated by reference to Post-Effective Amendment
                    No. 16 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on October 18, 1996.

          2    Amended and Restated By-laws are incorporated by reference to Post-
               Effective Amendment No. 10 to the Registrant's Registration
               Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 4, 1995.

          3    Not applicable.

          4 Registrant's Forms of Specimen Securities were previously filed and are incorporated herein by reference.

          5    (a)  Investment Advisory Agreement between Registrant and Morgan
                    Stanley Asset Management Inc. with respect to the Morgan
                    Stanley Money Market Fund, the Morgan Stanley Global Fixed
                    Income Fund and the Morgan Stanley Global Equity Allocation
                    Fund is incorporated by reference to Post-Effective Amendment
                    No. 10 to the Registrant's Registration Statement on Form N-1A
                    (File Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 4, 1995.

               (b)  Amended Schedule A and Supplement to Investment Advisory
                    Agreement between Registrant and Morgan Stanley Asset
                    Management Inc. (adding Registrant's Asian Growth Fund and
                    Small Cap Value Equity Fund (currently the American Value
                    Fund)) is incorporated by reference to Post-Effective Amendment
                    No. 10 to the Registrant's Registration Statement on Form N-1A
                    (File Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 4, 1995.

               (c)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Worldwide High Income Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    4, 1995.

               (d)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Growth and Income Fund, European Equity Fund,
                    Latin American Fund and Emerging Markets Fund) is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's


                    Registration Statement on Form N-1A (File Nos. 33-51294 and
                    811-7140), as filed with the SEC via EDGAR on October 4, 1995.

               (e)  Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Aggressive Equity Fund) is incorporated by
                    reference to Post-Effective Amendment No. 10 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    4, 1995.


               (f)  Form of Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's International Magnum, Japanese Equity, U.S. Real
                    Estate and High Yield Funds) is incorporated by reference to
                    Post-Effective Amendment No. 15 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as
                    filed with the SEC via EDGAR on September 23, 1996.


               (g)  Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's U.S. Real Estate and High Yield Funds) are incorporated by reference to Post-Effective Amendment No.
                    16 to the Registrant's Registration Statement on Form
                    N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


               (h)  Form of Supplement to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Tax-Free Money Market Fund) is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294 and
                    811-7140), as filed with the SEC via EDGAR on July 9, 1996.


               (i)  Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Government Obligations and Money Market
                    Funds) are incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.


               (j)  Form of Supplements to Investment Advisory Agreement between the
                    Registrant and Morgan Stanley Asset Management Inc. (adding
                    Registrant's Value Fund, Global Equity, Emerging Markets Debt,
                    Equity Growth and Mid Cap Growth Funds) are incorporated
                    by reference to Post-Effective Amendment No. 16 to the
                    Registrant's Registration Statement on Form N-1A (File
                    Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 18, 1996.


          6    Distribution Agreement between Registrant and Morgan Stanley & Co.
               Incorporated is incorporated by reference to Post-Effective
               Amendment No. 11 to the Registrant's Registration Statement on Form
               N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via
               EDGAR on October 30, 1995.

          7    Not applicable.

          8    (a)  Registrant's Mutual Fund Custody Agreement with the Chase
                    Manhattan Bank, N.A. dated March 11, 1994 is incorporated by reference to Post-Effective Amendment No. 11 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as filed with the SEC via EDGAR on October
                    30, 1995.

               (b)  Registrant's Custody Agreement (Global) with Morgan Stanley
                    Trust Company dated January 4, 1993 is incorporated by
                    reference to Post-Effective Amendment No. 11 to the
                    Registrant's Registration Statement on Form N-1A (File Nos. 33-
                    51294 and 811-7140), as amended, as filed with the SEC via EDGAR on
                    October 30, 1995.

               (c) Registrant's Custody Agreement with PNC Bank, N.A. (with respect to the Money Market Funds) is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File
                    Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 18, 1996.

           9    (a)  Administration Agreement between Registrant and Morgan Stanley
                    Asset Management Inc. (the "MSAM Administration Agreement") is
                    incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
                    33-51294 and 811-7140), as filed with the SEC via EDGAR on
                    October 30, 1995 and as amended by Addendum to such
                    Agreement incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140),
                    as filed with the SEC via EDGAR on October 18, 1996.

               (b) Chase Administration Agreement is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's
                    Registration Statement on Form N-1A (File Nos. 33-51294 and
                    811-7140), as amended, as filed with the SEC via EDGAR on October 30, 1995 and as amended by Addendum to such Agreement incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

               (c)  Amended Schedule A and Amended Administration Agreement between
                    Registrant and Morgan Stanley Asset Management Inc. with
                    respect to the Morgan Stanley Asian



                    Growth Fund and Morgan Stanley Small Cap Value Equity Fund
                    (currently the Morgan Stanley American Value Fund) is
                    incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
                    33-51294 and 811-7140), as filed with the SEC via EDGAR on
                    October 30, 1995.

               (d)  Sub-Transfer Agent Agreement among Morgan Stanley Asset
                    Management Inc., Chase Global Funds Services Company and PFPC,
                    Inc. is incorporated by reference to Post-Effective
                    Amendment No. 16 to the Registrant's Registration
                    Statement on Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via EDGAR on October 18, 1996.

          10   Opinion of Counsel is incorporated by reference to Post-Effective
               Amendment No. 11 to the Registrant's Registration Statement on Form
               N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via
               EDGAR on October 30, 1995.

EX-99.11a 11   (a) Consent of Price Waterhouse LLP, Independent Accountants is filed herewith.
EX-99.11b      (b) Consent of Coopers & Lybrand L.L.P., Independent Accountants is filed herewith.

          12   Not applicable.

          13   Purchase Agreement is incorporated by reference to Post-Effective
               Amendment No. 11 to the Registrant's Registration Statement on Form
               N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via
               EDGAR on October 30, 1995.

          14   Not applicable.

          15   (a)  Plan of Distribution Pursuant to Rule 12b-1 for shares of the
                    Morgan Stanley Money Market Fund ("Money Market Plan") is
                    incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos.
                    33-51294 and 811-7140), as filed with the SEC via EDGAR on
                    October 30, 1995.  The following Rule 12b-1 distribution plans have been omitted because they are substantially identical to the
                    Money Market Plan and differ from the Money Market Plan only in references to the Investment Fund to which the plan relates:
                    Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley
                    Government Obligations Money Market Fund.

               (b)  Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares
                    (the "Class A Plan") of the Morgan Stanley Aggressive Equity
                    Fund is incorporated by reference to Post-Effective Amendment
                    No. 10 to the Registrant's Registration Statement on Form N-1A
                    (File Nos. 33-51294 and 811-7140), as filed with the SEC via
                    EDGAR on October 4, 1995.  The following plans have been omitted because they are substantially identical to the Class A Plan and differ from the Class A Plan only in references to the Investment
                    Fund to which the plan relates:  Morgan Stanley Global Fixed Income
                    Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap
                    Value Equity Fund (currently the Morgan Stanley American Value
                    Fund), Morgan Stanley Value Fund, Morgan Stanley Equity Growth
                    Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Worldwide
                    High Income Fund, Morgan Stanley Emerging Markets Debt Fund, Morgan
                    Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund,
                    Morgan Stanley European Equity Fund, Morgan Stanley Global Equity
                    Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley
                    High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan
                    Stanley International Magnum Fund, Morgan Stanley Japanese Equity
                    Fund.

               (c)  Form of Plan of Distribution Pursuant to Rule 12b-1 for Class B
                    Shares (the "Class B Plan") of the Morgan Stanley Aggressive
                    Equity Fund is incorporated by reference to Post-Effective
                    Amendment No. 10 to the Registrant's Registration Statement on
                    Form N-1A (File Nos. 33-51294 and 811-7140), as filed with the
                    SEC via EDGAR on October 4, 1995.  The following plans have been omitted because they are substantially identical to the Class B
                    Plan and differ from the Class B Plan only in references to the
                    Investment Fund to which the plan relates:  Morgan Stanley
                    Global Fixed Income Fund, Morgan Stanley Asian Growth Fund,
                    Morgan Stanley Small Cap Value Equity Fund (currently the


                    Morgan Stanley American Value Fund), Morgan Stanley Value Fund,
                    Morgan Stanley Equity Growth Fund, Morgan Stanley Mid Cap Growth
                    Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley
                    Emerging Markets Debt Fund, Morgan Stanley Emerging Markets Fund,
                    Morgan Stanley Latin American Fund, Morgan Stanley European Equity
                    Fund, Morgan Stanley Global Equity Fund, Morgan Stanley Global
                    Equity Allocation Fund, Morgan Stanley High Yield Fund, Morgan
                    Stanley U.S. Real Estate Fund, Morgan Stanley International Magnum
                    Fund, Morgan Stanley Japanese Equity Fund.

               (d)  Plan of Distribution Pursuant to Rule 12b-1 for Class B Shares
                    (now known as Class C Shares) and referred to as the "Class C
                    Plan" of the Morgan Stanley Aggressive Equity Fund is
                    incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos.
                    33-51294 and 811-7140), as filed with the SEC via EDGAR on
                    October 4, 1995.  The following plans have been omitted because they are substantially identical to the Class C Plan and differ from the Class C Plan only in references to the Investment Fund to which the plan relates:  Morgan Stanley Global Fixed Income
                    Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Small Cap
                    Value Equity Fund (currently the Morgan Stanley American Value
                    Fund), Morgan Stanley Value Fund, Morgan Stanley Equity Growth
                    Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Worldwide
                    High Income Fund, Morgan Stanley Emerging Markets Debt Fund, Morgan
                    Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund,
                    Morgan Stanley European Equity Fund, Morgan Stanley Global Equity
                    Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley
                    High Yield Fund, Morgan Stanley U.S. Real Estate Fund, Morgan
                    Stanley International Magnum Fund, Morgan Stanley Japanese Equity
                    Fund.

          16 Schedules of Computation of Performance Information is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's
               Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
               7140), as filed with the SEC via EDGAR on October 30, 1995.

          18 Registrant's Form of Rule 18f-3 Multiple Class Plan is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's
               Registration Statement on Form N-1A (File Nos. 33-51294 and 811-
               7140), as filed with the SEC via EDGAR on October 4, 1995.

          24   Powers of Attorney are incorporated by reference to Post-Effective
               Amendment No. 10 to the Registrant's Registration Statement on Form
               N-1A (File Nos. 33-51294 and 811-7140), as filed with the SEC via
               EDGAR on October 4, 1995.

EX-99.27  27   Financial data schedules for the fiscal year ended June 30, 1996, are filed herewith.
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